united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA        92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/18

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

April 30, 2018

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Floating Rate Bond Fund

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham Alternative Dividend Fund

Dunham International Opportunity Bond Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Emerging Markets Stock Fund

Dunham Small Cap Growth Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders,

During the fiscal six-month period, equities rallied into the new year, however from February through April, markets have experienced spikes in volatility. At the start of the fiscal year, the passing of tax legislation led markets to new heights as investors may have linked the lowering of business tax rates and repatriations of cash overseas to increasing free cash flow for businesses. However, fears of rising inflation and interest rates, coupled with tariffs and a potential trade war between the U.S and China led the Chicago Board Options Exchange Index to finally jump.

In February, Jerome Powell became the new Federal Reserve Chairman and expects three to four interest rates hikes in 2018, as inflation seems to be on track to reaching its 2 percent goal. In March, the Federal Reserve raised the Federal Funds Rate by 0.25 percent to 1.75 percent. Historical volatility returned, as U.S. markets experienced their first quarterly loss since 2015.

For the six months ending April 30, 2018, the S&P 500 Index increased 3.8 percent, the NASDAQ Composite Index appreciated 5.6 percent, and the Dow Jones Industrial Average grew 4.5 percent. International developed markets, as measured by the MSCI EAFE Index, advanced 3.7 percent during the same time period. Emerging markets, as measured by the MSCI Emerging Markets Index, increased 4.9 percent. Both domestic and international markets continued their growth, albeit at a slower rate compared to the previous six-month period.

Although equities have grown at a slower pace compared to the previous six-month period, the U.S. economy continues to show signs of health. Consumer confidence remains high, while jobless claims in the last week of April fell to their lowest level since 1969. Strong labor markets and higher-than-expected wage growth of 2.7 percent in March have counterbalanced the gradual tightening of U.S. monetary policy. In addition, manufacturing data has remained positive while headline inflation was reported at 2.4 percent in March, greater than the Federal Reserve’s 2.0 percent goal. Furthermore, GDP growth beat economic expectations, increasing 2.9 percent in the fourth calendar quarter versus the economic expectation of 2.7 percent, and GDP rose 2.3 percent for the first calendar quarter versus the 2.0 percent estimate. During its March meeting, the Federal Open Market Committee projected the U.S. to reach 2.7 percent GDP growth for 2018, as consumers should begin to feel the benefit of fiscal stimulus in upcoming quarters.

Overseas, the European Central Bank and the Bank of Japan held policy rates steady. Both the European Central Bank Governor Mario Draghi and Bank of Japan Governor Haruhiko Kuroda tried to downplay the perception that rate increases were imminent. The removal of the European Central Bank’s quantitative easing by the end of 2018 still seems likely, however it does not appear that interest rates will follow immediately afterward. U.K. equities were negatively impacted by the British Pound’s strength amid expectations that the Bank of England would lift rates sooner and faster than the market had previously anticipated. In addition, stormy weather negatively affected various industries in Europe during the start of 2018, specifically industrial companies engaged in construction, civil engineering, and distribution. These temporary factors such as bad weather and spikes in the British Pound are not expected to have a meaningful impact moving forward on European markets, as growth remains strong, unemployment is decreasing, and consumer confidence is healthy. In China, 2017 year GDP growth was 6.9 percent, lower than historical rates. Compared to U.S. markets, Chinese and European markets had mixed performance, while Japanese markets outperformed over the six-month period. The U.S. Dollar is at a near all-time high, although it declined slightly by 2.9 percent during the six-month period compared to major world currencies, as measured by the Bloomberg Dollar Spot Index. In late April, the leaders of North Korea and South Korea met and discussed to end the Korean War.

Oil prices increased over the period as the Organization of Petroleum Exporting Countries (OPEC) and Russia continue to try and work on limiting production. The uncertainty of the role of Iran in the international community also may have bumped oil prices higher. The last six months has seen the price of West Texas Intermediate crude oil steadily rise from $54 per barrel to just under $70 per barrel in late April. Production costs seem to be working as oil prices continue to climb.

Domestic bonds had a poor showing compared to U.S. equities over the period, while international bonds rose higher. The 10-year Treasury yield went from its lowest point of 2.31 percent at the start on October 31, 2017 to its highest point of 3.03 percent near the end of April, before settling at 2.95 percent to end the six-month period. The Barclays US Aggregate Bond Index decreased 1.9 percent for the previous six months. The Barclays Global Aggregate Bond Index ex- US returned 3.7 percent for the six-month period ended April 30, 2018, which was much higher compared to the broad US bond market.

Overall, the global economy continues to expand as corporate earnings continue to beat estimates, the U.S. fiscal stimulus may increase consumer spending, and foreign countries sustain an accommodative monetary policy. Although the possibility of trade wars have rattled markets, the proposed tariffs on $60 billion worth of Chinese goods amounts to only about 0.1 percent of China’s GDP, while the Chinese tariffs on $3 billion worth of U.S. goods are less than 0.1 percent of the $19 trillion U.S. GDP; in other words, the proposed tariffs may have a negligible impact on each country. After successfully navigating volatility in recent months, we see signs of future opportunities on which we are poised to capitalize.

We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

April 30, 2018

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

The bank loan market reached a milestone in April 2018 by totaling over $1 trillion in market size and constituting over 1,000 distinct borrowers. The bank loan market has doubled since 2010 and is now similar in size to the $1.1 trillion high yield market. Secondary market trading activity and liquidity have steadily improved, driven by the increased number of market participants seeking yield, deeper and broader secondary markets, and technological advancements. Over the six-month period ended April 30, 2018, U.S. stocks, as measured by the S&P 500, gained 3.8 percent. Over the same period, interest rates on the 10-year U.S. Treasury fluctuated within a 71 basis point range, hitting a low of 2.32 percent a few times in late November, then marching higher to 3.03 percent in late April, before settling at 2.95 percent to end the six-month period. In March, the Federal Reserve raised the Fed Funds Rate another 25 basis points, to 1.75 percent. Bond prices generally fall when interest rates rise. U.S. investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Total Return Bond Index, fell 1.9 percent over the six-month period ended April 30, 2018. The movement in rates aided the performance of bank loans, as measured by the S&P/ LSTA Leveraged Loan Index, which gained 2.4 percent over the six-month period. The London Interbank Offered Rate (“LIBOR”) continued its upward trend during the fiscal period. Three-month LIBOR began the fiscal period at 1.38 percent, its lowest point of the six-month period, before beginning a steady climb to its high of 2.36 percent at the end of the fiscal period.

The Sub-Adviser looks for potential total return and income by investing in higher quality, non-investment grade bank loans. The Sub-Adviser uses extensive credit and company analysis and monitoring. The Sub-Adviser looks for securities with strong income potential while maintaining an emphasis on managing risk. The Sub-Adviser remains optimistic about the asset class’ potential as interest rates rise and investors continue to focus on income producing assets.

The yields on bank loans, as measured by the S&P / LSTA Leveraged Loan 100 Index, trended upward over the six-month period, but trailed the pace of rise in Treasury yields. Bank loans, in general, as measured by the S&P / LSTA Leveraged Loan 100 Index, ended the most recent six-month period with a yield-to-maturity of 5.2 percent. The changes in yield increased the spread to 1.3 percent when compared to their high-yield bond counterparts, as measured by the BofA Merrill Lynch High-Yield Bond Cash Pay Index, which ended the period with a 6.5 percent yield to maturity.

One of the top contributors to the Fund was iHeartMedia, Inc (BL1008384) (holding weight*: 0.59 percent), a diversified media and entertainment company in the United States. The bank loan had a price increase from $75.30 at the beginning of the six-month period to $79.91 at the end of the period, for a price return of 6.1 percent. Another strong contributor was Neiman Marcus Group Ltd LLC (BL1250440) (holding weight*: 0.35 percent), a luxury retailer conducting integrated store and online operations. Neiman Marcus’ bank loan had a price increase from $78.94 at the beginning of the six-month period to $88.19 at the end of the period, for a price return of 11.7 percent. Another top performer was Seadrill Operating LP (BL1232042) (holding weight*: 0.54 percent), a company that owns and operates drilling rigs. Seadrill’s bank loan had a price increase from $76.46 at the beginning of the six-month period to $85.96 at the end of the period, for a price return of 12.4 percent.

On the opposite end of the return spectrum, the Fund did have a few detractors. By far the worst performer was CPI Card Group (BL1785619) (holding weight*: 0.47 percent), a company that engages in design, production, data personalization, packaging, and fulfillment of financial payment cards. CPI’s bank loan had a price decrease from $73.00 at the beginning of the six-month period to $64.33 at the end of the period, for a price decline of 11.9 percent. Another detractors was Ultra Petroleum (BL2368753) (holding weight*: 0.30 percent), an independent exploration and production company focused on developing its long-life natural gas reserves in the Green River Basin of Wyoming. The bank loan had a price decrease from $100.16 at the beginning of the six-month period to $93.97 at the end of the period, for a price decline of 6.2 percent. Also doing poorly for the six-month period was Univision Communications, Inc. (BL2380501) (holding weight*: 1.60 percent), an American media company primarily serving Hispanic and Latino Americans. The bank loan had a price decrease from $99.83 at the beginning of the six-month period to $98.80 at the end of the period, for a price loss of 1.0 percent. Klöckner Pentaplast Group (BL2450726) (holding weight*: 0.40 percent), a company that is among the world’s largest suppliers of films for pharmaceutical, medical devices, food, electronics, and general packaging, also had a difficult six-month period. The bank loan had a price decrease from $100.98 at the beginning of the six-month period to $95.21 at the end of the period, for a price loss of 5.7 percent. Revlon Consumer Products Corporation (BL2148247) (holding weight*: 0.09 percent), a multinational cosmetics, skin care, fragrance, and personal care company, also had a difficult quarter. Revlon’s bank loan had a price decrease from $86.79 at the beginning of the six-month period to $77.56 at the end of the period, for a price loss of 10.6 percent.

The Sub-Adviser continues to find the loan market a compelling investment, especially in light of the impact that this year’s interest rate volatility has had on fixed-rate asset classes. The Sub-Adviser expects the coupon “carry” to continue for the remainder of the year, all else equal, and prove to be attractive on a risk-adjusted relative basis to fixed income alternatives. The Sub-Adviser also believes the constructive backdrop for credit spread assets is being met with continued spread tightening across the credit quality curve and transactions are becoming increasingly more aggressive on many levels. The Sub-Adviser feels that the fundamental backdrop for loans seems to be in good shape with low default rates, strong technicals, and strong investor demand. The Sub-Adviser is beginning to reassess risk positions from a credit quality and industry perspective with an eye towards slightly decreasing the overall risk in the Fund after having added risk since the summer of 2016 at broadly better valuations. The Sub-Adviser feels that the loan market is exhibiting late-cycle behavior, with the rise of single B-rated issuance, loosening loan terms and conditions, and a number of credit metrics exceeding pre-crisis levels. However, demand from retail and institutional investors remained at an above-average pace as rising rates and corresponding higher current yields relative to most other fixed income options has increased broad investor interest. With all of these factors, the Sub-Adviser does not currently view this current credit cycle as coming to end in the short-term, and the Sub-Adviser is contemplating how it might upgrade the credit quality of the Fund’s holdings, especially at current valuations.

*	Holdings percentage(s) as of 4/30/2018

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized
	Six	One	Three	Since Inception
	Months	Year	Years	(11/1/13)
Class N	1.45%	2.88%	2.89%	2.67%
Class C	1.19%	2.14%	2.16%	1.92%
Class A with load of 4.50%	(3.24)%	(1.99)%	1.07%	1.36%
Class A without load	1.33%	2.64%	2.64%	2.40%
S&P/LSTA Leveraged Loan 100 Index	2.39%	4.42%	3.38%	3.52%
Morningstar Bank Loan Category	1.91%	3.64%	3.27%	3.13%

The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.05% for Class N, 1.80% for Class C and 1.30% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund
April 30, 2018

Security		Shares			Value
COMMON STOCK - 0.1%
REAL ESTATE - 0.1%
Vici Properties, Inc. *		7,261			$132,005
TOTAL COMMON STOCK (Cost - $135,781)					132,005

EXCHANGE TRADED FUNDS - 2.1%
DEBT EXCHANGE TRADED FUNDS - 2.1%
PowerShares Senior Loan Portfolio		88,407			2,043,086
SPDR Bloomberg Barclays Short Term High Yield		75,055			2,058,008
TOTAL EXCHANGE TRADED FUNDS (Cost - $4,091,182)					4,101,094

	Variable	Principal	Interest	Maturity
	Rate	Amount	Rate	Date
BANK LOANS - 93.1%
BASIC MATERIALS - 3.6%
Atotech Bv, Initial Term B-1 Loan +	LIBOR + 3.000%	$148,875	5.308%	2/1/2024	$150,085
Graftech International Ltd., Initial Term Loan +	LIBOR + 3.500	535,000	5.853	2/12/2025	538,009
H.b. Fuller Company, Commitment +	LIBOR + 2.000	746,250	4.359	10/20/2024	749,515
Ineos Finance PLC, New 2024 Dollar Term Loan +	LIBOR + 2.000	1,915,200	4.363	3/31/2024	1,923,847
Ips Corp., Initial Term Loan +	LIBOR + 3.250	290,000	5.613	11/8/2024	292,900
Kraton Polymers LLC, Dollar Replacement Term Loan +	LIBOR + 2.500	243,499	4.863	3/8/2025	245,859
New Arclin Us Holding Corp., Replacement Term Loan +	LIBOR + 3.500	273,625	5.808	2/14/2024	276,361
Omnova Solutions, Inc., Term B-2 Loan +	LIBOR + 3.250	504,144	5.613	8/24/2023	510,445
Platform Specialty Products Corp., Tranche B-7 Term Loan +	LIBOR + 2.500	898,073	4.863	6/8/2020	903,296
Pq Corp., Third Amendment Tranche B-1 Term Loan +	LIBOR + 2.500	136,266	4.863	2/8/2025	137,142
Solenis LLC, Initial Dollar Term Loan +	LIBOR + 3.250	346,479	5.267	8/1/2021	347,129
Tronox Finance LLC, Initial Dollar Term Loan +	LIBOR + 3.000	264,453	5.308	9/24/2024	267,491
Tronox Finance LLC, Blocked Dollar Term Loan +	LIBOR + 3.000	114,597	5.308	9/24/2024	115,913
Venator Finance Sarl, Initial Term Loan +	LIBOR + 3.000	512,425	5.363	8/8/2024	516,909
					6,974,901
COMMUNICATIONS - 16.3%
Advantage Sales & Marketing LLC, Initial Term Loan (First Lien) +	LIBOR + 3.250	392,352	5.613	7/24/2021	376,577
Advantage Sales & Marketing LLC, Term Loan (Second Lien) +	LIBOR + 6.500	247,000	8.863	7/24/2022	229,916
Advantage Sales & Marketing LLC, Term B-2 Loan (First Lien) +	LIBOR + 3.250	317,775	5.613	7/24/2021	305,064
Altice Financing Sa, March 2017 Refinancing Term Loan +	LIBOR + 2.250	332,300	4.613	7/28/2025	332,560
Altice Financing Sa, March 2017 Refinancing Term Loan +	LIBOR + 2.750	415,800	5.105	7/16/2025	412,519
Cbs Radio, Inc., Additional Term B-1 Loan +	LIBOR + 2.750	255,407	4.654	11/18/2024	256,871
Centurylink, Inc., Initial Term B Loan +	LIBOR + 2.750	1,187,475	5.113	2/1/2025	1,171,515
Charter Communications Operating LLC, Term B Loan +	LIBOR + 2.000	2,279,288	4.363	4/30/2025	2,292,108
Csc Holdings, LLC, January 2018 Incremental Term Loan +	LIBOR + 2.500	130,000	4.855	1/24/2026	130,244
Csc Holdings, LLC, March 2017 Refinancing Term Loan +	LIBOR + 2.250	1,774,221	4.605	7/16/2025	1,771,781
Digicel International Finance Ltd., Initial Term B Loan (First Lien) +	LIBOR + 3.250	213,925	5.613	5/28/2024	214,059
Frontier Communications Corporation, Term B-1 Loan +	LIBOR + 3.750	600,960	6.113	6/16/2024	594,857
Global Tel*link Corp., Term Loan (First Lien) +	LIBOR + 4.000	603,220	6.308	5/24/2020	607,443
Go Daddy Operating Co. LLC, Tranche B-1 Term Loan +	LIBOR + 2.250	382,444	4.613	2/16/2024	384,668
Iheart Communications, Inc., Tranche D Term Loan +	LIBOR + 6.750	150,000	9.058	1/30/2019	1,206,679
Level 3 Financing, Inc., Tranche B 2024 Term Loan +	LIBOR + 2.250	1,825,000	4.610	2/22/2024	1,835,138
Mcc Georgia LLC, Tranche M Term Loan +	LIBOR + 2.000	791,139	4.369	1/16/2025	795,466
Mcgraw-Hill Global Education Holdings LLC, Term B Loan (First Lien) +	LIBOR + 4.000	979,582	6.363	5/4/2022	962,851
Mediacom LLC, Tranche N Term Loan +	LIBOR + 1.750	653,287	4.119	2/16/2024	656,553
Mission Broadcasting, Inc., Term B-2 Loan +	LIBOR + 2.500	19,706	4.854	1/16/2024	19,814
Nexstar Broadcasting, Inc., Term B-2 Loan +	LIBOR + 2.500	153,451	4.854	1/16/2024	154,295
Radiate Holdco LLC, Closing Date Term Loan +	LIBOR + 3.000	1,229,248	5.363	1/31/2024	1,218,210
Red Ventures LLC, Term Loan (First Lien) +	LIBOR + 4.000	537,300	6.363	11/8/2024	544,621
Sba Senior Finance Ii LLC, Initial Term Loan +	LIBOR + 2.000	1,159,535	4.339	4/12/2025	1,164,127
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.500	548,625	6.863	10/31/2024	557,197
Securus Technologies Holdings, Inc., Initial Loan (Second Lien) +	LIBOR + 8.250	340,000	10.613	10/31/2025	344,534
SFR Group Sa, USD TLB-11 Term Loan +	LIBOR + 2.750	645,125	5.113	8/1/2025	636,484
SFR Group Sa, USD TLB-12 Term Loan +	LIBOR + 3.000	696,500	5.355	2/1/2026	688,121
Sinclair Television Group, Inc., Tranche B Term Loan +	LIBOR + 2.250	364,758	4.613	1/4/2024	366,582
Sinclair Television Group, Inc., Term Loan B +	LIBOR + 2.500	1,800,000	4.607	12/12/2024	1,810,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 93.1% (Continued)
COMMUNICATIONS (Continued) - 16.3%
Sorenson Communications, Inc., Initial Term Loan (First Lien) +	LIBOR + 5.750%	$387,895	8.058%	4/30/2020	$389,673
Sprint Communications, Inc., Initial Term Loan +	LIBOR + 2.500	1,053,889	4.863	2/2/2024	1,058,336
Telenet Nv, Term Loan AL Facility +	LIBOR + 2.500	565,000	5.003	2/28/2026	568,286
Tribune Media Co., Term B Loan +	LIBOR + 3.000	22,405	5.363	12/28/2020	22,447
Tribune Media Co., Term C Loan +	LIBOR + 3.000	279,252	5.363	1/26/2024	280,125
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan +	LIBOR + 2.750	3,329,877	5.113	3/16/2024	3,290,052
Upc Financing Partnership, Facility AR +	LIBOR + 2.500	750,000	5.003	1/16/2026	752,550
Virgin Media Investment Holdings LTD., K Facility +	LIBOR + 2.500	1,255,000	4.855	1/16/2026	1,262,191
Vivid Seats LLC, Initial Term Loan (First Lien) +	LIBOR + 3.500	238,200	5.863	6/30/2024	239,093
West Corporation, Incremental Term B-1 Loan +	LIBOR + 3.500	250,000	5.863	10/10/2024	250,566
West Corporation, Initial Term B Loan +	LIBOR + 4.000	449,663	6.363	10/10/2024	453,649
Ziggo Nv, Term Loan E Facility +	LIBOR + 2.500	890,000	4.855	4/16/2025	886,849
					31,494,796
CONSUMER, CYCLICAL - 19.3%
84 Lumber Co., Term B-1 Loan +	LIBOR + 5.250	452,375	7.616	10/24/2023	459,726
Accuride Corporation, 2017 Refinancing Term Loan +	LIBOR + 5.250	455,474	7.608	11/16/2023	460,598
Affinity Gaming LLC, Initial Term Loan +	LIBOR + 3.250	362,162	5.613	6/30/2023	365,897
American Airlines, Inc., 2017 Class B Term Loan +	LIBOR + 2.000	494,555	4.355	12/14/2023	495,657
American Airlines, Inc., 2017 Replacement Term Loan +	LIBOR + 2.000	426,723	4.358	6/28/2020	427,890
American Axle & Manufacturing, Inc., Tranche B Term Loan +	LIBOR + 2.250	280,725	4.616	4/6/2024	282,568
American Builders & Contractors Supply Co., Inc., Term B-2 Loan +	LIBOR + 2.000	583,418	4.363	11/1/2023	585,151
American Greetings Corporation, Initial Term Loan +	LIBOR + 4.500	345,000	6.853	4/6/2024	348,019
Aramark Services, Inc., U.S. Term B-1 Loan +	LIBOR + 2.000	1,451,363	4.363	3/12/2025	1,463,380
Aramark Services, Inc., U.S. Term B Loan +	LIBOR + 2.000	330,489	4.363	3/28/2024	332,970
Aristocrat Leisure Limited, Term B-2 Loan +	LIBOR + 2.000	600,187	4.359	10/20/2021	604,406
Aristocrat Leisure Limited, 2017/2018 Incremental Term Loan +	LIBOR + 2.000	1,072,313	4.359	10/20/2024	1,079,588
Bass Pro Group LLC, Initial Term Loan +	LIBOR + 5.000	696,500	7.363	9/24/2024	702,594
Beacon Roofing Supply, Inc., Initial Term Loan +	LIBOR + 2.250	740,000	4.603	1/2/2025	745,354
Boyd Gaming Corporation, Refinancing Term B Loan +	LIBOR + 2.500	803,526	4.863	9/16/2023	808,825
Caesars Entertainment Operating Co., Inc., Term B Loan +	LIBOR + 2.000	1,411,463	4.363	10/8/2024	1,415,873
Caesars Resort Collection LLC, Term B Loan +	LIBOR + 2.750	1,970,063	5.113	12/24/2024	1,988,394
Caesars, Term B Loan +	LIBOR + 4.000	233,825	6.363	7/8/2024	236,603
Carlisle Companies Incorporated, Delayed Draw Term Loan (First Lien) +	LIBOR + 3.000	103,067	5.248	3/20/2025	103,325
Carlisle Companies Incorporated, Initial Term Loan (First Lien) +	LIBOR + 3.000	456,933	5.359	3/20/2025	458,075
Cineworld Group PLC, Initial Dollar Tranche Term Loan +	LIBOR + 2.500	605,000	4.863	2/28/2025	604,936
Cirque Du Soleil, Inc., Term B Loan (First Lien) +	LIBOR + 3.750	628,671	6.058	7/8/2022	629,588
Citycenter Holdings LLC, Term B Loan +	LIBOR + 2.500	560,763	4.863	4/18/2024	564,231
Cooper-standard Automotive, Inc., Additional Term B-1 Loan +	LIBOR + 2.000	187,127	4.308	11/2/2023	188,589
Deck Chassis Acquisition, Inc., Initial Term Loan (Second Lien) +	LIBOR + 6.000	110,000	8.363	6/16/2023	112,200
Dexko Global, Inc., Replacement U.S. Dollar Term B Loan (First Lien) +	LIBOR + 3.500	518,700	5.808	7/24/2024	524,779
Eldorado Resorts, Inc., Term Loan +	LIBOR + 2.250	789,246	4.493	4/16/2024	795,659
Federal Mogul Corporation, Tranche C Term Loan (2014) +	LIBOR + 3.750	774,024	6.107	4/16/2021	783,010
Gateway Casinos & Entertainment Ltd., Initial Term Loan +	LIBOR + 3.000	395,000	5.353	11/30/2023	398,705
Global Appliance, Inc., Tranche B Term Loan +	LIBOR + 4.000	402,975	6.363	9/28/2024	409,523
Golden Nugget, Inc., Initial B Term Loan +	LIBOR + 2.750	476,370	5.102	10/4/2023	480,879
Greektown Holdings LLC, Initial Term Loan +	LIBOR + 3.000	168,725	5.363	4/24/2024	169,288
Gvc Holdings PLC, Facility B2 (USD) +	LIBOR + 2.500	575,000	4.863	3/28/2024	576,737
Hayward Industries, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.500	278,600	5.863	8/4/2024	280,691
Hd Supply, Inc., Term B-3 Loan +	LIBOR + 2.250	344,215	4.558	8/12/2021	347,012
Hd Supply, Inc., Term B-4 Loan +	LIBOR + 2.500	509,569	4.808	10/16/2023	513,646
Hilton Worldwide Finance LLC, Series B-2 Term Loan +	LIBOR + 1.750	1,324,558	4.116	10/24/2023	1,336,896
Isagenix International LLC, Term Loan +	LIBOR + 5.750	590,000	8.109	4/24/2025	592,950
Kar Auction Services, Inc., Tranche B-5 Term Loan +	LIBOR + 2.500	57,867	4.808	3/8/2023	58,216
Kar Auction Services, Inc., Tranche B-4 Term Loan +	LIBOR + 2.250	201,656	4.558	3/12/2021	202,885
Las Vegas Sands LLC, Refinancing Term Loan (2018) +	LIBOR + 1.750	745,000	4.113	3/28/2025	749,846
Leslie’s Poolmart, Inc., Tranche B-2 Term Loan +	LIBOR + 3.500	309,563	5.863	8/16/2023	313,143
Libbey Glass, Inc., Initial Loan +	LIBOR + 3.000	561,586	5.337	4/8/2021	551,857
Michaels Stores, Inc., 2016 New Replacement Term B-1 Loan +	LIBOR + 2.750	521,763	5.107	1/30/2023	525,431

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 93.1% (Continued)
CONSUMER, CYCLICAL - 19.3% (Continued)
Mohegan Tribal Gaming Authority, Term B Loan +	LIBOR + 4.000%	$240,555	6.363%	10/12/2023	$239,203
NAI Entertainment Holdings LLC, Term Loan B +	LIBOR + 2.500	205,000	4.866	4/25/2025	206,111
Navistar, Inc., Tranche B Term Loan +	LIBOR + 3.500	940,000	5.853	11/6/2024	947,492
Neiman Marcus Group Ltd. LLC, Other Term Loan +	LIBOR + 3.250	820,892	5.603	10/24/2020	723,924
Petsmart, Inc., Tranche B-2 Loan +	LIBOR + 3.000	729,962	5.369	3/12/2022	576,123
Playa Resorts Holding Bv, Initial Term Loan +	LIBOR + 3.250	854,634	5.609	4/28/2024	860,937
Scientific Games International, Inc., Initial Term B-5 Loan +	LIBOR + 2.750	808,013	5.069	8/14/2024	813,883
Serta Simmons Bedding LLC, Initial Term Loan (First Lien) +	LIBOR + 3.500	302,175	5.821	11/8/2023	274,062
Siteone Landscape Supply Holding LLC, Tranche D Term Loan +	LIBOR + 2.750	569,174	5.113	4/28/2022	572,734
SMG Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.250	120,000	5.613	1/24/2025	121,300
Spin Holdco, Inc., Term B-1 Loan (First Lien) +	LIBOR + 3.250	828,571	5.002	11/14/2022	835,651
SRAM LLC, New Term Loan (2018) (First Lien) +	LIBOR + 2.750	628,745	5.112	3/16/2024	632,285
Staples, Inc., Closing Date Term Loan +	LIBOR + 4.000	368,078	6.354	9/12/2024	364,756
Station Casinos LLC, Term B Facility Loan +	LIBOR + 2.500	877,909	4.863	6/8/2023	882,162
Ti Automotive Ltd., Initial US Term Loan +	LIBOR + 2.500	245,738	4.863	6/30/2022	247,581
Topco Alpha Ltd., Facility B3 (USD) +	LIBOR + 2.500	615,202	5.012	1/31/2024	615,106
United Airlines, Inc., Class B Term Loan +	LIBOR + 2.000	490,050	4.363	3/31/2024	492,603
Univar Usa, Inc., Term B-3 Loan +	LIBOR + 2.500	988,128	4.863	6/30/2024	998,088
Us Airways Group, Inc., 2017 Class B Term Loans +	LIBOR + 2.000	88,110	4.363	4/28/2023	88,299
Wastequip LLC, Closing Date Term Loan (First Lien) +	LIBOR + 3.500	640,000	5.859	3/20/2025	643,802
Wyndham Hotels & Resorts, Inc., Term Loan B +	LIBOR + 1.750	1,135,000	4.058	3/28/2025	1,145,221
					37,356,913
CONSUMER, NON-CYCLICAL - 18.6%
21st Century Oncology Holdings, Inc., Tranche B Term Loan +	LIBOR + 6.125	146,245	8.480	1/16/2023	140,980
Acadia Healthcare Company, Inc., Tranche B-4 Term Loan +	LIBOR + 2.500	293,303	4.863	2/16/2023	296,543
Air Medical Group Holdings, Inc., 2018 New Term Loan +	LIBOR + 4.250	94,763	6.605	3/14/2025	95,898
Akorn, Inc., Loan +	LIBOR + 4.250	258,135	6.613	4/16/2021	254,263
Albertson’s LLC, 2017-1 Term B-5 Loan +	LIBOR + 3.000	249,224	5.295	12/20/2022	247,761
Albertson’s LLC, 2017-1 Term B-4 Loan +	LIBOR + 2.750	1,153,697	5.113	8/24/2021	1,144,542
Amneal Pharmaceuticals LLC, Initial Term Loan +	LIBOR + 3.500	610,000	5.869	5/4/2025	613,623
Amneal Pharmaceuticals LLC, Term Loan B Retired 05/04/2018 +	LIBOR + 3.500	327,205	5.863	11/2/2019	328,910
Ardent Legacy Acquisitions, Inc., Term Loan +	LIBOR + 5.500	186,225	7.863	8/4/2021	187,389
Asgn, Inc., Initial Term B-2 Loan +	LIBOR + 2.000	535,000	4.363	4/2/2025	538,344
Avantor, Inc., Initial Dollar Term Loan +	LIBOR + 4.000	663,338	6.363	11/20/2024	671,573
Brickman Group Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.000	665,488	5.361	12/18/2020	670,400
Brickman Group Holdings, Inc., Initial Term Loan (Second Lien) +	LIBOR + 6.500	116,553	8.859	12/16/2021	117,598
Catalent Pharma Solutions, Inc., Dollar Term Loan +	LIBOR + 2.250	720,150	4.613	5/20/2024	724,258
Change Healthcare Holdings, Inc., Closing Date Term Loan +	LIBOR + 2.750	985,050	5.113	2/29/2024	990,054
CHG Healthcare Services, Inc., New Term Loan (2017) (First Lien) +	LIBOR + 3.000	269,635	5.363	6/8/2023	272,276
CHG PPC Parent LLC, Initial Term Loan (First Lien) +	LIBOR + 2.750	590,000	5.113	4/1/2025	593,687
Chobani LLC, New Term Loan (First Lien) +	LIBOR + 3.500	655,559	5.863	10/10/2023	659,928
Community Health Systems, Inc., Incremental 2021 Term H Loan +	LIBOR + 3.250	810,064	5.267	1/28/2021	787,788
Community Health Systems, Inc., Incremental 2019 Term G Loan +	LIBOR + 3.000	608,749	5.017	1/1/2020	600,142
Concordia International Corp., Initial Dollar Term Loan +	LIBOR + 4.250	143,813	6.613	10/20/2021	131,033
CPI Acquisition, Inc., Term Loan (First Lien) +	LIBOR + 4.500	1,518,336	6.837	8/16/2022	976,791
Cryolife, Inc., Initial Term Loan +	LIBOR + 4.000	239,400	6.308	12/2/2024	242,393
Diamond Bv, Initial USD Term Loan +	LIBOR + 3.000	588,525	5.308	9/6/2024	588,802
Djo Finance LLC, Initial Term Loan +	LIBOR + 3.250	745,481	5.587	6/8/2020	749,905
Dole Food Company, Inc., Tranche B Term Loan +	LIBOR + 2.750	529,875	5.109	4/6/2024	533,054
Endo Luxembourg Finance Company I Sarl, Initial Term Loan +	LIBOR + 4.250	501,213	6.613	4/28/2024	499,255
Envision Healthcare Corporation, Initial Term Loan +	LIBOR + 3.000	432,234	5.363	11/30/2023	434,665
Explorer Holdings, Inc., Initial Term Loan +	LIBOR + 3.750	396,970	6.113	5/2/2023	400,939
Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.000	396,619	6.321	10/20/2023	392,157
Garda World Security Corporation, Term B Loan +	LIBOR + 3.500	229,511	5.525	5/24/2024	232,380
Greatbatch Ltd., New Term B Loan (2017) +	LIBOR + 3.250	81,124	5.589	10/28/2022	81,986
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien) +	LIBOR + 3.500	254,363	5.808	6/28/2024	256,853
Heartland Dental, LLC, Delayed Term Loan +	LIBOR + 3.750	81,448	6.112	4/18/2025	81,856

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 93.1% (Continued)
CONSUMER, NON-CYCLICAL - 18.6% (Continued)
Heartland Dental, LLC, Term Loan +	LIBOR + 3.750%	$542,989	6.112%	4/18/2025	$545,704
Herbalife Nutrition Ltd., Senior Lien Term Loan +	LIBOR + 5.500	171,125	7.863	2/16/2023	173,478
Hostess Brands LLC, November 2017 Refinancing Term B Loan +	LIBOR + 2.250	373,694	4.613	8/4/2022	377,010
Immucor, Inc., Term B-3 Loan +	LIBOR + 5.000	39,700	7.308	6/16/2021	40,692
Jaguar Holding Co., 2018 Term Loan +	LIBOR + 2.500	944,454	4.834	8/18/2022	950,730
JBS USA LLC, Initial Term Loan +	LIBOR + 2.500	1,377,866	4.722	10/30/2022	1,378,727
Kindred Healthcare, Inc., New Term Loan +	LIBOR + 3.500	168,501	5.837	4/8/2021	169,134
Laureate Education, Inc., Series 2024 Term Loan +	LIBOR + 3.500	810,523	5.863	4/26/2024	817,109
Milk Specialties Global Animal Nutrition, New Term Loan +	LIBOR + 4.000	337,855	6.308	8/16/2023	339,862
Multiplan, Inc., Initial Term Loan +	LIBOR + 2.750	112,303	5.058	6/8/2023	113,012
National Veterinary Associates, Inc., Term B-3 Loan (First Lien) +	LIBOR + 2.750	780,000	5.058	2/2/2025	784,387
North American Bancard, Inc., 2018 Refinancing Term Loan +	LIBOR + 3.000	582,075	5.308	6/30/2024	586,682
One Call Care Management, Inc., Term B Loan +	LIBOR + 4.000	779,558	6.354	11/28/2020	766,239
Ortho-Clinical Diagnostics, Inc., Initial Term Loan +	LIBOR + 3.750	647,591	6.108	6/30/2021	652,716
Parexel International Corporation, Initial Term Loan +	LIBOR + 2.750	621,875	5.113	9/28/2024	624,695
Parfums Holding Co., Inc., Initial Term Loan (First Lien) +	LIBOR + 4.750	466,525	7.058	6/30/2024	472,258
Petvet Care Centers LLC, Delayed Draw Term Loan (First Lien) +	LIBOR + 2.750	137,500	4.623	2/14/2025	136,190
Petvet Care Centers LLC, Initial Term Loan (First Lien) +	LIBOR + 2.750	467,500	5.105	2/14/2025	463,045
Pharmerica Corporation, Initial Term Loan (First Lien) +	LIBOR + 3.500	305,000	5.837	12/6/2024	306,906
Pharmerica Corporation, Initial Term Loan (Second Lien) +	LIBOR + 7.750	30,000	10.087	12/4/2025	30,150
Post Holdings, Inc., Series A Incremental Term Loan +	LIBOR + 2.000	771,931	4.362	5/24/2024	776,412
Prestige Brands, Inc., Term B-4 Loan +	LIBOR + 2.000	138,000	4.363	1/26/2024	138,992
Prime Security Services Borrower LLC, 2016-2 Refinancing Term B-1 Loan (First Lien) +	LIBOR + 2.750	467,665	5.113	5/2/2022	471,173
Prospect Medical Holdings, Inc., Term B-1 Loan +	LIBOR + 5.500	255,000	7.863	2/22/2024	256,912
Quorum Health Corp., Term Loan +	LIBOR + 6.750	128,964	9.113	4/28/2022	132,007
Revlon Consumer Products Corporation, Initial Term B Loan +	LIBOR + 3.500	656,713	5.863	9/8/2023	509,363
Select Medical Corp., Tranche B Term Loan +	LIBOR + 2.750	297,000	5.088	2/28/2021	300,341
Servicemaster Company, LLC, Tranche C Term Loan +	LIBOR + 2.500	866,030	4.863	11/8/2023	873,339
Sigma Bidco Bv Term, Term Loan B +	LIBOR + 3.000	555,000	5.057	3/8/2025	557,289
Sotera Health Holdings LLC, Incremental Term Loan +	LIBOR + 3.000	1,021,823	5.363	5/16/2022	1,028,532
St. George’s University, Term Loan +	LIBOR + 3.750	207,750	6.113	7/6/2022	209,827
Surgery Center Holdings, Inc., Initial Term Loan +	LIBOR + 3.250	761,175	5.613	9/2/2024	763,911
Syneos Health, Inc., Initial Term B Loan Retired 05/04/2018 +	LIBOR + 2.250	271,641	4.613	8/1/2024	272,999
Tennessee Merger Sub, Inc., Initial Term Loan +	LIBOR + 2.750	294,834	5.113	2/6/2024	286,357
Transunion LLC, 2017 Replacement Term B-3 Loan +	LIBOR + 3.500	1,150,194	4.363	4/10/2023	1,154,898
U.S. Renal Care Inc., Initial Term Loan (First Lien) +	LIBOR + 4.250	622,985	6.558	12/30/2022	621,687
US Foods, Inc., Initial Term Loan +	LIBOR + 2.500	460,793	4.863	6/28/2023	465,546
Valeant Pharmaceuticals, Series F-4 Tranche B Term Loan +	LIBOR + 3.500	1,137,857	5.842	3/31/2022	1,152,023
Wex Inc., Term B-2 Loan +	LIBOR + 2.250	488,273	4.613	6/30/2023	492,103
Zep Inc., Initial Term Loan (First Lien) +	LIBOR + 4.000	278,600	6.363	8/12/2024	280,574
					36,011,037
ENERGY - 4.6%
Blackhawk Mining LLC, Initial B-1 Term Loan (First Lien) +	LIBOR + 10.000	263,414	12.363	2/16/2022	225,631
California Resources Corp., Initial Loan +	LIBOR + 4.750	405,000	7.109	1/1/2023	415,125
Chesapeake Energy Corporation, Class A Loan +	LIBOR + 7.500	300,000	9.484	8/24/2021	318,000
Chief Exploration & Development LLC, Term Loan (Second Lien) +	LIBOR + 6.500	172,000	8.722	5/16/2021	170,764
Contura Energy, Inc., Term Loan +	LIBOR + 5.000	541,096	7.363	3/18/2024	542,449
Delek Us Energy, Inc., Initial Loan +	LIBOR + 2.500	575,000	4.863	4/1/2025	579,853
Fieldwood Energy LLC +	LIBOR + 7.125	134,102	8.459	9/30/2020	28,162
Fieldwood Energy LLC, Closing Date Loan (First Lien) +	LIBOR + 5.250	180,554	7.613	4/12/2022	181,795
Fieldwood Energy LLC, Closing Date Loan 2018 (Second Lien) +	LIBOR + 7.250	81,748	9.613	4/12/2023	79,219
Gavilan Resources LLC, Initial Term Loan (Second Lien) +	LIBOR + 6.000	490,000	8.355	2/29/2024	489,591
Mcdermott International, Inc., Term Loan B +	LIBOR + 5.000	715,000	7.321	4/4/2025	711,539
Medallion Midland Acquisition LLC, Initial Term Loan +	LIBOR + 3.250	573,563	5.613	10/30/2024	575,713
Meg Energy Corp., Initial Term Loan +	LIBOR + 3.500	112,897	5.808	1/1/2024	113,617
MRC Global Inc., 2017 Refinancing Term Loan +	LIBOR + 3.500	399,000	5.863	9/20/2024	402,743
Paragon Offshore Finance Co., Term Loan +	LIBOR + 2.750	1,425	4.500	7/16/2021	—

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 93.1% (Continued)
ENERGY - 4.6% (Continued)
Peabody Energy Corporation, 2018 Refinancing Term Loan +	LIBOR + 2.750%	$136,149	5.113%	4/1/2025	$136,731
Seadrill Operating LP, Initial Term Loan +	LIBOR + 6.000	1,300,232	8.308	2/20/2021	1,117,653
Terraform Power Operating LLC, Term Loan +	LIBOR + 2.750	608,475	5.113	11/8/2022	612,531
Thermon Holding Corp., Term B Loan +	LIBOR + 3.750	161,550	6.104	10/30/2024	162,762
Traverse Midstream PartnersLLC, Advance +	LIBOR + 4.000	580,000	6.308	9/28/2024	584,077
Ultra Resources, Inc., Term Loan +	LIBOR + 3.000	665,000	5.355	4/12/2024	624,894
Weatherford International Ltd., Term Loan +	LIBOR + 2.300	753,065	4.663	7/12/2020	746,008
					8,818,857
FINANCIAL - 7.5%
Alixpartners, LLP, 2017 Refinancing Term Loan +	LIBOR + 2.750	1,149,892	5.058	4/4/2024	1,157,079
Asurion LLC, Amendment No. 14 Replacement B-4 Term Loan +	LIBOR + 2.750	327,304	5.113	11/4/2023	330,015
Asurion LLC, Replacement B-6 Term Loan +	LIBOR + 2.750	627,954	5.113	8/4/2022	632,958
Asurion LLC, Second Lien Replacement B-2 Term Loan +	LIBOR + 6.000	537,456	8.363	8/4/2025	553,580
Capital Automotive LP, Initial Tranche B Term Loan (Second Lien) +	LIBOR + 6.000	386,850	8.363	3/24/2025	392,653
Capital Automotive LP, Initial Tranche B-2 Term Loan (First Lien) +	LIBOR + 2.500	1,015,350	4.863	3/24/2024	1,021,223
Delos Finance Sarl, New Loan (2018) +	LIBOR + 1.750	300,000	4.058	10/6/2023	302,356
Ditech Holding Corporation, Tranche B Term Loan +	LIBOR + 6.000	1,211,405	8.363	6/30/2022	1,141,749
DTZ U.S. Borrower LLC, 2015-1 Additional Term Loan (First Lien) +	LIBOR + 3.250	583,500	5.488	11/4/2021	585,405
Duff & Phelps LLC, Initial Term Loan +	LIBOR + 3.250	600,000	5.558	2/12/2025	602,061
Focus Financial Partners, LLC, Tranche B-1 Term Loan (First Lien) +	LIBOR + 2.750	537,825	5.058	7/4/2024	541,942
Fortress Investment Group LLC, Initial Term Loan +	LIBOR + 2.750	389,386	5.113	12/28/2022	394,092
Genworth Holdings, Inc., Initial Loan +	LIBOR + 4.500	105,000	6.837	3/8/2023	106,969
Istar Inc., Term Loan +	LIBOR + 3.000	14,709	5.364	9/30/2021	14,819
Lightstone Generation LLC, Refinancing Term B Loan +	LIBOR + 3.750	7,884	6.113	1/30/2024	7,963
Lightstone Generation LLC, Refinancing Term C Loan +	LIBOR + 3.750	123,139	6.113	1/30/2024	124,371
MGM Growth Properties Operating Partnership LP, Term B Loan +	LIBOR + 2.000	369,460	4.363	4/24/2023	371,972
Realogy Group LLC, Extended 2025 Term Loan +	LIBOR + 2.250	448,728	4.587	2/8/2025	452,060
Sedgwick Holdings, Inc., Initial Loan (Second Lien) +	LIBOR + 5.750	1,665,011	5.113	2/28/2021	1,668,483
Sedgwick Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 2.750	425,000	8.113	2/28/2022	429,516
Sedgwick Holdings, Inc., New Loan (Second Lien) +	LIBOR + 5.750	195,000	7.767	2/28/2022	197,072
TKC Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.250	633,749	6.613	1/31/2023	640,483
UFC Holdings LLC, Term Loan (First Lien) +	LIBOR + 3.250	598,893	5.613	8/18/2023	602,849
Uniti Group, Inc., Shortfall Term Loan +	LIBOR + 3.000	580,953	5.363	10/24/2022	561,590
Vf Holding Corp., Term B-1 Loan (First Lien) +	LIBOR + 3.250	645,274	5.613	6/30/2023	651,414
Vici Properties 1 LLC, Term B Loan +	LIBOR + 2.000	367,500	4.360	12/20/2024	369,286
Zodiac Pool Solutions LLC, Term Loan B +	LIBOR + 2.250	550,000	4.321	3/8/2025	553,267
					14,407,227
INDUSTRIALS - 12.1%
Accudyne Industries Borrower, Initial Term Loan +	LIBOR + 3.250	417,900	5.613	8/18/2024	421,178
Advanced Disposal Services, Inc., Additional Term Loan +	LIBOR + 2.250	970,677	4.619	11/10/2023	978,025
Anchor Glass Container Corp., July 2017 Additional Term Loan (First Lien) +	LIBOR + 2.750	432,432	5.100	12/8/2023	422,315
Anchor Glass Container Corp., Term Loan (Second Lien) +	LIBOR + 7.750	244,000	10.092	12/8/2024	232,105
Apergy Corp., Initial Term Loan +	LIBOR + 2.500	130,000	4.859	5/8/2025	130,975
Berlin Packaging LLC, 2017 Replacement Term Loans (First Lien) +	LIBOR + 3.250	390,554	5.609	10/1/2021	391,992
Berry Global, Inc., Term Q Loan +	LIBOR + 2.000	328,143	4.353	9/30/2022	330,655
Berry Global, Inc., Term P Loan +	LIBOR + 2.000	417,785	4.337	1/6/2021	420,945
Berry Global, Inc., Term O Loan +	LIBOR + 2.000	259,134	4.337	2/8/2020	260,970
Berry Global, Inc., Term R Loan +	LIBOR + 2.000	526,690	4.337	1/20/2024	530,453
Brand Energy & Infrastructure Services, Inc., Initial Term Loan +	LIBOR + 4.250	705,172	6.610	6/20/2024	713,021
Bway Holding Co., Inc., Initial Term Loan +	LIBOR + 3.250	486,325	5.587	4/4/2024	489,800
Casella Waste Systems, Inc., Term B-1 Loan +	LIBOR + 2.500	395,000	4.855	10/16/2023	398,458
Circor International, Inc., Initial Term Loan +	LIBOR + 3.500	693,262	5.842	12/12/2024	697,166
CPG International LLC, New Term Loan +	LIBOR + 3.750	536,106	6.058	5/4/2024	541,215
Drillship Hydra Owners, Inc., Term Loan +	LIBOR + 8.000	28,380	8.000	9/20/2024	29,799
Filtration Group, Inc., Initial Dollar Term Loan +	LIBOR + 3.000	865,000	5.308	3/28/2025	874,640
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan +	LIBOR + 2.750	1,378,108	5.058	7/30/2024	1,387,844
Gates Global LLC, Initial B-2 Dollar Term Loan +	LIBOR + 2.750	629,609	5.058	3/31/2024	634,180

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 93.1% (Continued)
INDUSTRIALS - 12.1% (Continued)
Gopher Resource LLC, Initial Term Loan +	LIBOR + 3.250%	$475,000	5.297%	3/6/2025	$481,234
Husky Injection Molding Systems Ltd., Initial Term Loan +	LIBOR + 3.000	1,020,000	5.363	3/28/2025	1,022,550
Klockner Pentaplast Of America, Inc., Dollar Term Loan +	LIBOR + 4.250	870,625	6.613	6/30/2022	828,957
Nn, Inc., 2017 Incremental Term Loan +	LIBOR + 3.250	182,400	5.613	4/2/2021	182,628
Nn, Inc., Tranche B Term Loan +	LIBOR + 3.750	214,577	6.113	10/20/2022	214,845
Paladin Brands Holding, Inc., Term Loan +	LIBOR + 5.500	259,310	7.808	8/16/2022	262,551
Pro Mach Group, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.000	565,000	5.057	3/8/2025	566,766
Quikrete Companies, LLC, Initial Loan (First Lien) +	LIBOR + 2.750	786,538	5.113	11/16/2023	790,829
Rexnord LLC, Refinancing Term Loan +	LIBOR + 2.250	883,830	4.610	8/20/2024	891,290
Reynolds Group Holdings Ltd., Incremental U.S. Term Loan +	LIBOR + 2.750	830,940	5.113	2/4/2023	837,330
Robertshaw US Holding Corp., Initial Term Loan (First Lien) +	LIBOR + 3.500	455,000	5.863	2/28/2025	459,480
Spectrum Plastics Group, Delayed Draw Term Loan (First Lien) +	LIBOR + 3.250	43,650	5.017	1/31/2025	43,823
Spectrum Plastics Group, 2017 Refinancing Term Loan +	LIBOR + 5.250	441,350	5.613	2/1/2025	446,315
Summit Materials, LLC, New Term Loan +	LIBOR + 2.250	937,650	4.613	11/20/2024	944,392
Tekni-Plex, Inc., Tranche B-1 Term Loan +	LIBOR + 3.250	498,750	5.613	10/16/2024	502,179
Transdigm Group, Inc., New Tranche F Term Loan +	LIBOR + 2.750	1,103,136	5.094	6/8/2023	1,109,154
Transdigm Group, Inc., New Tranche E Term Loan +	LIBOR + 2.750	388,528	5.113	5/14/2022	390,601
Transdigm Group, Inc., New Tranche G Term Loan +	LIBOR + 2.500	745,379	4.820	8/22/2024	749,986
Transplace Holdings, Inc., Closing Date Term Loan (First Lien) +	LIBOR + 4.250	534,500	6.103	10/8/2024	538,709
Tricorbraun Holdings, Inc., Delayed Draw Term Loan (First Lien) +	LIBOR + 3.750	58,982	5.734	11/30/2023	59,440
Tricorbraun Holdings, Inc., Closing Date Term Loan (First Lien) +	LIBOR + 3.750	585,372	6.058	11/30/2023	589,920
Trident TPI Holdings, Inc., Incremental Term Loan +	LIBOR + 3.250	105,000	5.571	10/5/2024	105,656
Us Farathane LLC, Term B-4 Loan +	LIBOR + 3.500	397,077	5.808	12/24/2021	398,069
Wrangler Buyer Corp., Initial Term Loan +	LIBOR + 3.000	763,088	5.363	9/28/2024	767,739
Zodiac Pool Solutions Sas, Tranche B-1 Term Loan (First Lien) +	LIBOR + 4.000	320,946	6.308	12/20/2023	321,547
					23,391,726
TECHNOLOGY - 9.0%
Aon Hewitt LLC, Initial Term Loan +	LIBOR + 3.000	555,800	5.363	4/30/2024	559,679
Applied Systems, Inc., Initial Term Loan (First Lien) +	LIBOR + 3.250	631,825	5.558	9/20/2024	638,143
Applied Systems, Inc., Initial Term Loan (Second Lien) +	LIBOR + 7.000	105,000	9.308	9/20/2025	108,727
Blackboard Inc., Term B-4 Loan (First Lien) +	LIBOR + 5.000	808,269	7.359	6/30/2021	764,320
BMC Software Finance, Inc., Initial B-2 US Term Loan +	LIBOR + 3.250	1,025,684	5.613	9/10/2022	1,031,177
Dell International LLC, Refinancing Term B Loan +	LIBOR + 2.000	1,471,692	4.363	9/8/2023	1,477,668
Everi Payments, Inc., Term B Loan +	LIBOR + 3.500	392,038	5.808	5/8/2024	395,531
First Data Corporation, 2022D New Dollar Term Loan +	LIBOR + 2.250	1,381,406	4.612	7/8/2022	1,387,885
First Data Corporation, 2024A New Dollar Term Loan +	LIBOR + 2.250	1,611,807	4.612	4/26/2024	1,619,286
Harland Clarke Holdings Corp., Initial Term Loan +	LIBOR + 4.750	347,398	7.058	11/4/2023	350,764
Infor, Inc., Tranche B-6 Term Loan +	LIBOR + 2.750	1,236,272	5.113	1/31/2022	1,243,486
Intralinks Holdings, Inc., Initial Term Loan (First Lien) +	LIBOR + 4.000	523,687	6.363	11/14/2024	528,052
Iqvia, Inc., Term B-1 Dollar Loan +	LIBOR + 2.000	318,995	4.308	3/8/2024	321,268
Iqvia, Inc., Incremental Term B-2 Dollar Loan +	LIBOR + 2.000	74,625	4.308	1/16/2025	75,082
Kronos, Inc., Incremental Term Loan (First Lien) +	LIBOR + 3.000	1,383,013	5.354	10/31/2023	1,396,643
Kronos, Inc., Initial Term Loan (Second Lien) +	LIBOR + 8.250	120,000	10.604	10/31/2024	124,706
Leidos Innovations Corp., B Term Loan +	LIBOR + 1.750	208,295	4.113	8/16/2023	210,248
Neustar, Inc., TLB4 (First Lien) +	LIBOR + 3.500	233,825	5.863	8/8/2024	234,786
Neustar, Inc., TLB3 (First Lien) +	LIBOR + 2.500	48,856	4.808	1/8/2020	49,168
Presidio LLC, Term B Loan +	LIBOR + 2.750	584,433	5.063	2/2/2024	587,814
Rackspace Hosting, Inc., Term B Loan (First Lien) +	LIBOR + 3.000	871,385	5.353	11/4/2023	870,357
Science Applications International Corp., Tranche B Incremental Loan +	LIBOR + 2.000	231,946	4.353	5/4/2022	234,361
SS&C Technologies, Inc., Term B-3 Loan +	LIBOR + 2.500	1,330,402	4.863	4/16/2025	1,340,965
SS&C Technologies, Inc., Term B-4 Loan +	LIBOR + 2.500	474,598	4.863	4/16/2025	478,366
Veritas Technologies LLC, New Dollar Term B Loan +	LIBOR + 4.500	565,760	6.808	1/28/2023	558,247
Western Digital Corporation, U.S. Term B-3 Loan +	LIBOR + 2.000	749,972	4.358	4/28/2023	755,866
					17,342,595

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate	Date	Value
BANK LOANS - 93.1% (Continued)
UTILITIES - 2.1%
Aplp Holdings LP, Term Loan +	LIBOR + 3.000%	$324,214	5.363%	4/12/2023	$326,343
Calpine Construction Finance Co. LP, Term B Loan +	LIBOR + 2.500	722,351	4.863	1/16/2025	724,666
Calpine Corporation, Term Loan (2016) +	LIBOR + 2.500	260,362	4.808	6/1/2023	261,783
NRG Energy, Inc., Term Loan +	LIBOR + 1.750	950,403	4.058	6/30/2023	953,924
Talen Energy Supply LLC, Term B-1 Loan +	LIBOR + 4.000	197,505	6.363	7/16/2023	196,064
Talen Energy Supply LLC, Initial Term Loan +	LIBOR + 4.000	330,980	6.363	4/16/2024	328,565
Texas Competitive Electric Holdings Co. LLC Escrow Bonds +		635,000	-	10/1/2020	444
Texas Competitive Electric Holdings Co. LLC, Initial Term C Loan +	LIBOR + 2.500	41,209	4.863	8/4/2023	41,544
Vistra Energy Corp., 2016 Incremental Term Loan +	LIBOR + 2.250	118,500	4.607	12/14/2023	119,411
Vistra Energy Corp., Tranche C-2 Term Loan +	LIBOR + 2.500	908,981	4.860	2/8/2024	915,953
Vistra Operations Co. LLC, Initial Term Loan +	LIBOR + 2.500	229,745	4.863	8/4/2023	231,612
					4,100,309

TOTAL BANK LOANS (Cost - $179,860,897)					179,898,361

BONDS & NOTES - 5.6%
BUILDING MATERIALS - 0.2%
CPG Merger Sub LLC - 144A		190,000	8.000	10/1/2021	195,700
Standard Industries, Inc. - 144A		95,000	5.500	2/15/2023	98,325
					294,025
CHEMICALS - 0.2%
Hexion, Inc.		105,000	6.625	4/15/2020	98,831
INEOS - 144A ^		200,000	5.625	8/1/2024	202,500
NOVA Chemicals Corp. - 144A		55,000	5.000	5/1/2025	53,075
NOVA Chemicals Corp. - 144A		75,000	4.875	6/1/2024	72,844
					427,250
COAL - 0.1%
Alliance Resource Operating Partners LP - 144A		257,000	7.500	5/1/2025	271,777

COMPUTERS - 0.3%
Dell International LLC - 144A		570,000	5.450	6/15/2023	600,174

DIVERSIFIED FINANANCIAL SERVICES - 0.1%
Springleaf Financial		250,000	6.125	5/15/2022	257,188

FOOD - 0.1%
Dole Food Co., Inc. - 144A		175,000	7.250	6/15/2025	177,187

HEALTHCARE-SERVICES - 0.5%
CHS/Community Health Systems, Inc.		190,000	6.250	3/31/2023	174,325
Eagle Holding Co II LLC - 144A		90,000	7.625	5/15/2022	177,625
Surgery Center Holdings, Inc. - 144A		130,000	8.875	4/15/2021	134,225
Tenet Healthcare Corp. - 144A ^		405,000	4.625	7/15/2024	392,384
					878,559
HOME BUILDERS - 0.3%
Lennar Corp. - 144A		420,000	2.950	11/29/2020	411,058
TRI Pointe Group, Inc.		70,000	4.375	6/15/2019	70,438
TRI Pointe Group, Inc.		130,000	4.875	7/1/2021	130,650
					612,146
LODGING - 0.1%
Hilton Domestic Operating Co., Inc. - 144A		295,000	5.125	5/1/2026	296,475

MEDIA - 0.9%
CCO Holdings LLC - 144A		180,000	4.000	3/1/2023	174,150
Charter Communications Operating LLC ^		225,000	4.464	7/23/2022	229,606
Dish DBS Corp. ^		175,000	5.875	7/15/2022	161,613
iHeartCommunications, Inc.		95,000	9.000	12/15/2019	76,950
Meredith - 144A +	LIBOR + 3.000	900,000	5.363	2/1/2025	907,034
Univision Communications, Inc. - 144A		200,000	5.125	5/15/2023	190,500
					1,739,853

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 5.6% (Continued)
MINING - 0.1%
FMG Resources August 2006 Pty Ltd. - 144A	$185,000	5.125%	3/15/2023	$184,537

OIL & GAS - 0.5%
Alta Mesa Holdings LP	135,000	7.875	12/15/2024	140,400
Carrizo Oil & Gas, Inc. ^	140,000	6.250	4/15/2023	144,200
Chesapeake Energy Corp.	170,000	6.625	8/15/2020	175,100
Denbury Resources, Inc. - 144A	60,000	9.250	3/31/2022	62,925
EP Energy LLC / Everest Acquisition Finance, Inc. - 144A	160,000	8.000	11/29/2024	166,400
Range Resources Corp.	125,000	5.000	3/15/2023	120,875
Sunoco LP - 144A	140,000	4.875	1/15/2023	138,176
				948,076
OIL & GAS SERVICES - 0.1%
Bristow Group, Inc. - 144A	200,000	8.750	3/1/2023	207,000
FTS International, Inc.	50,000	6.250	5/1/2022	50,562
				257,562
PACKAGING & CONTAINERS - 0.4%
Ardagh Packaging Finance PLC - 144A	235,000	6.000	2/15/2025	238,231
BWAY Holding Co. - 144A	265,000	5.500	4/15/2024	266,988
Reynolds Group Holdings Ltd. - 144A	325,000	7.000	7/15/2024	339,016
				844,235
PHARMACEUTICALS - 0.2%
Valeant Pharmaceuticals International, Inc. - 144A	445,000	5.500	11/1/2025	444,444

PIPELINES - 0.1%
Energy Transfer Equity LP ^	190,000	4.250	3/15/2023	183,825

PRIVATE EQUITY - 0.2%
Icahn Enterprises LP	310,000	6.250	2/1/2022	316,975

REAL ESTATE - 0.1%
Greystar Real Estate Partners LLC - 144A	105,000	5.758	12/1/2025	104,213

REAL ESTATE INVESTMENT TRUSTS - 0.2%
IStar Financial, Inc.	60,000	6.000	4/1/2022	60,150
IStar Financial, Inc.	335,000	5.250	9/15/2022	325,787
				385,937
RETAIL - 0.2%
Cumberland Farms, Inc. - 144A	125,000	6.750	5/1/2025	130,000
Ferrellgas Partners LP ^	200,000	6.750	6/15/2023	181,750
				311,750
SEMICONDUCTORS - 0.2%
Broadcom Corp.	500,000	2.200	1/15/2021	483,761

SOFTWARE - 0.2%
First Data Corp. - 144A	190,000	5.375	8/15/2023	194,237
First Data Corp. - 144A	90,000	5.000	1/15/2024	91,012
First Data Corp. - 144A	25,000	5.750	1/15/2024	25,406
				310,655
TELECOMMUNICATIONS - 0.3%
Frontier Communications Corp.	90,000	8.500	4/15/2020	90,900
Sprint Corp. ^	175,000	7.875	9/15/2023	188,125
T-Mobile USA, Inc.	205,000	6.000	4/15/2024	215,250
				494,275

TOTAL BONDS & NOTES (Cost - $10,928,742)				10,824,879

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2018

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
ASSET BACKED SECURITIES - 0.8%
JP Morgan Mortgage Trust - 144A	$779,373	3.180%		10/26/2048	$773,276
Residential Mortgage Trust	64,454	6.110		6/25/2037	64,671
Vericrest Opportunity Loan Trust - 144A	381,540	3.500		3/25/2047	382,017
Vericrest Opportunity Loan Trust - 144A	241,918	3.125		9/25/2047	240,247
TOTAL ASSET BACKED SECURITIES (Cost - $1,478,512)					1,460,211

Security	Shares				Value
RIGHTS - 0.0%
Fieldwood Energy, Inc. Rights Subscription	42,857				$42,857
TRA Rights	10,588				7,284
TOTAL RIGHTS (Cost - $60,327)					50,141

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
U.S. GOVERNMENT & AGENCY - 1.0%
U.S. TREASURY OBLIGATIONS - 1.0%
United States Treasury Note/Bond	$2,040,000	2.250%		3/31/2020	$2,031,274
TOTAL U.S. GOVERNMENT & AGENCY (Cost - $2,038,925)

		Interest
		Rate
SHORT-TERM INVESTMENT - 3.7%
MONEY MARKET FUND - 3.7%
Fidelity Investments Money Market Fund - Class I	7,205,335	1.58%	+		7,205,335
TOTAL SHORT-TERM INVESTMENT - (Cost - $7,205,335)

COLLATERAL FOR SECURITIES LOANED - 0.9%
Mount Vernon Prime Portfolio (Cost - $1,735,350)	1,735,350	2.00%	+		1,735,350

TOTAL INVESTMENTS - 107.3% (Cost - $207,535,051)					207,438,650
LIABILITIES IN EXCESS OF OTHER ASSETS - (7.3)%					(14,109,734)
NET ASSETS - 100.0%					$193,328,916

REITs - Real Estate Investment Trusts.

LP - Limited Partnership.

LLC - Limited Liability Company.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018 the total market value of 144A securities is $7,948,358 or 4.11% of net assets.

*	Non-Income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,700,874 at April 30, 2018.

+	Variable rate security. Interest rate is as of April 30, 2018

Portfolio Composition * - (Unaudited)
Bank Loans	86.7%	Asset Backed Securities	0.7%
Short-Term Investment	3.5%	Oil & Gas	0.5%
Other **	2.6%	Healthcare-Services	0.4%
Exchange Traded Funds	2.0%	Packaging & Containers	0.4%
U.S. Government & Agency	1.0%	Computers	0.3%
Collateral for Securities Loaned	0.8%	Home Builders	0.3%
Media	0.8%	Total	100.0%

*	Based on total value of investments as of April 30, 2018

**	Groupings less than 0.20% of holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Investment-grade bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, fell 1.9 percent in the six-month period ended April 30, 2018, after increasing 0.9 percent over the previous fiscal year. Treasuries in the middle of the yield curve, as measured by the ICE BofA ML Treasuries 5-7 Years Index, fell 2.5 percent, while long-term Treasuries, as measured by the ICE BofA ML Treasuries 10+ Years Index, tumbled 2.9 percent over the same six months. Corporate bonds, as measured by the ICE BofA ML U.S. Corporate Bond Master Index, outperformed intermediate-term Treasury bonds, falling 2.3 percent over the fiscal six-month period. High-yield bonds, as measured by the ICE BofA ML High-Yield Bond Cash Pay Index, also had a disappointing performance falling .3 percent.

The Fund continued to balance risk versus reward by choosing to emphasize lower duration bonds and overweighting lower credit quality securities, which benefitted the Fund for a fourth consecutive six-month period. The average effective duration of the Fund was 5.15 years, while the benchmark index had an average duration of 6.05 years. While the lower duration exposure did not adversely affect performance during the most recent fiscal period, the overweight to lower credit quality securities versus the benchmark contributed to the Fund’s performance. Treasury yields fluctuated within a 72 basis point range over the fiscal period. The 10-year Treasury yield went from its lowest point of 2.31 percent early in the first fiscal quarter to its highest point of 3.03 late in the fiscal period, before settling at 2.95 percent to end the three-month period. The overweight to securitized products contributed positively to Fund performance over the fiscal period. The Sub-Adviser’s overweight to the securitized products was slightly more than the previous six month period’s overweight, combining for over 17 percent of the fund. The index has significantly less to these products. The overweight to corporate investment-grade securities was held consistent over the fiscal six-month period, equaling roughly 35 percent of the Fund’s assets, and more than 9 percent greater than the index’s allocation to that sector.

Contributors over the fiscal six-month period included the City of Bristol VA 4.21% 01/01/2042 (110331PQ2) (holding weight*: 0.63 percent). This relatively new issue came to market on January 25, 2018. This bond is backed by the State of Virginia State Aid program and therefore is rated higher than just the underlying. The bond was issued as a 30 year maturity with a 10 year call, which the Sub-Adviser believed to be attractively priced and had the potential to tighten closer to where other similarly rated issues in the secondary market were being priced and traded. The Sub-Adviser attributes the positive performance to a combination of limited taxable muni issuance, spreads on the issue moving more towards other taxable muni levels and secondary trading levels. Another contributor to Fund performance was the Government of South Africa 4.3% 10/12/2028 (836205AU8) (holding weight*:0.34 percent). South African bonds and the country’s currency rebounded sharply in the fourth quarter of 2017. The reason was that Cyril Ramaphosa became President of the African National Congress at the 54th National Conference and Jacob Zuma was removed, the country’s corrupt former President. By contrast, Ramaphosa is a reformer. This powerful shift started to be detected by the markets early in the first fiscal quarter. However, reform is never simple. In the most recent fiscal quarter, civil unrest and depreciation of the local currency weighed on South African bonds.

A detractor over the fiscal six-month period was Tops Holding LLC 8% 06/15/2022 (89078YAA3) (holding weight*: 0.1 percent). The Sub-Adviser believes that Tops bonds declined on continued margin compression driven by an unprecedented deflationary period for food prices and a highly promotional competitive environment in food retailing. Compounding the industry-wide headwinds, Tops faced liquidity concerns as the many maturities approached. Additionally, the Tops filed for bankruptcy in February as the company faced liquidity concerns as gross margin pressure, rising wages, and debt service costs reduced cash flow. For the six-month fiscal period, these bonds declined over 30 percent. Another detractor from Fund performance was the CPI Acquisition 6.837% 8/17/2022 (BL1785619) (holding weight**: 0.16 percent). The company reported disappointing fourth quarter earnings. Many investors expected card volumes to remain consistent with prior quarters, but instead the company reported a large sequential and year on year decline losses. This position was sold from the Fund on April 4, 2018.

The Sub-Adviser sees value in spread sectors and expects them to benefit from the projected improvement in global growth. The Sub-Adviser also believes that housing and consumer fundamentals are still in good shape and feels good about mortgage credit and the Fund’s exposure to asset-backed securities. Sound and improving fundamentals, strong technicals, and still accommodative central banks remain supportive. They believe that valuations are fair to rich within the fixed income market so selection of positioning within sectors is critical. It is also important to stay diversified and granular, keeping small positions and maintaining liquidity. The Sub-Adviser believes that the prospect of continued volatility in the bond market will present opportunities and feels they are well positioned to take advantage of those opportunities as they arise.

*	Holdings percentage(s) as of 4/30/2018.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(2.32)%	(0.66)%	0.82%	1.09%	3.72%	3.71%
Class C	(2.69)%	(1.40)%	0.05%	0.32%	2.94%	2.94%
Class A with load of 4.50%	(6.83)%	(5.45)%	(0.98)%	(0.10)%	2.98%	3.08%*
Class A without load	(2.44)%	(0.98)%	0.55%	0.82%	3.45%	3.50%*
Barclays Aggregate Bond Index	(1.87)%	(0.32)%	1.07%	1.47%	3.57%	3.84%
Morningstar Intermediate-Term Bond Category	(1.72)%	(0.10)%	1.11%	1.38%	3.56%	3.48%

*	Class A commenced operations on January 3, 2007.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.36% for Class N, 2.11% for Class C and 1.61% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30,2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
CORPORATE BONDS & NOTES - 65.4%
AEROSPACE / DEFENSE - 0.1%
TransDigm, Inc.		$45,000	6.500		5/15/2025	$45,900

AUTO MANUFACTURERS - 1.3%
Carnow Auto Receivables Trust		101,307	2.920		9/15/2022	100,819
Daimler Finance LLC - 144A		165,000	2.200		10/30/2021	158,310
Ford Motor Credit Co. LLC.		270,000	5.750		2/1/2021	285,221
General Motors Financial Co., Inc.		60,000	4.200		3/1/2021	61,083
Hyundai Capital America - 144A		135,000	2.450		6/15/2021	130,299
						735,732
AUTO PARTS & EQUIPMENT - 0.6%
Aptiv PLC		105,000	3.150		11/19/2020	104,483
Delphi Corp.		30,000	4.150		3/15/2024	30,449
Lear Corp. ^		195,000	3.800		9/15/2027	186,029
						320,961
AUTOMOBILE ABS - 6.1%
American Credit Acceptance Receivables Trust 2017-2 - 144A		135,000	2.860		6/12/2023	134,030
AmeriCredit Automobile Receivables Trust 2013-5		214,751	2.860		12/9/2019	214,848
Avid Automobile Receivables Trust 2018-1 - 144A		227,077	2.840		8/15/2023	225,938
Avis Budget Rental Car Funding AESOP LLC - 144A		115,000	2.970		2/20/2020	115,075
California Republic Auto Receivables Trust 2014-3		92,199	1.790		3/16/2020	92,043
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	157,197
CPS Auto Receivables Trust 2017-D - 144A		100,000	2.430		1/18/2022	98,876
Drive Auto Receivables Trust		135,000	2.800		7/15/2022	134,443
Drive Auto Receivables Trust 2015-D - 144A		82,319	3.380		11/15/2021	82,517
Drive Auto Receivables Trust 2017-A - 144A		160,000	2.980		1/18/2022	159,800
DT Auto Owner Trust 2017-3 - 144A		160,000	3.010		5/15/2023	159,287
Exeter Automobile Receivables Trust 2017-2 - 144A		160,000	2.820		5/16/2022	159,086
First Investors Auto Owner Trust 2017-2 - 144A		135,000	2.650		11/15/2022	133,059
Flagship Credit Auto Trust 2016-1 - 144A		41,136	2.770		12/15/2020	41,149
Flagship Credit Auto Trust 2017-3 - 144A		160,000	2.910		9/15/2023	157,617
GLS Auto Receivables Trust		160,000	2.980		12/15/2021	158,747
Hyundai Auto Lease Securitization Trust 2018-A - 144A		175,000	2.550		8/17/2020	174,619
Hyundai Auto Receivables Trust 2017-B		160,000	2.230		2/15/2023	155,428
OneMain Direct Auto Receivables Trust 2017-2 - 144A		135,000	2.820		7/15/2024	132,437
Prestige Auto Receivables Trust 2017-1 - 144A		160,000	2.810		1/17/2023	156,789
Santander Drive Auto Receivables Trust 2014-4		160,000	3.100		11/16/2020	160,391
Santander Drive Auto Receivables Trust 2016-1		120,000	3.090		4/15/2022	120,236
Tesla Auto Lease Trust 2018-A - 144A		224,026	2.320		12/20/2019	223,134
						3,346,746
BANKS - 10.1%
Banco de Credito e Inversiones SA - 144A		370,000	3.500		10/12/2027	342,944
Banco Santander Chile - 144A		150,000	3.875		9/20/2022	151,316
Bank of America Corp.		291,000	4.200		8/26/2024	291,759
Bank of Montreal	3 Month LIBOR + 1.432%	39,000	3.800	+	12/15/2032	36,783
Bank of New York Mellon Corp.	3 Month LIBOR + 3.420%	135,000	4.950	+	12/29/2049	137,869
Bank of New York Mellon Corp.		165,000	2.800		5/4/2026	154,643
BBVA Bancomer SA/Texas - 144A	5 Year Treasury Note + 2.650%	200,000	5.125	+	1/18/2033	189,750
Capital One Financial Corp.		165,000	4.200		10/29/2025	161,442
Capital One Financial Corp.		165,000	3.750		7/28/2026	154,715
Citigroup, Inc.		160,000	4.050		7/30/2022	161,976
Citigroup, Inc.		41,215	2.350		8/2/2021	40,014
Citigroup, Inc.		52,000	3.200		10/21/2026	48,521
Development Bank of Kazakhstan JSC - 144A		200,000	4.125		12/10/2022	200,148
Goldman Sachs Group, Inc.		200,000	4.250		10/21/2025	198,226
Huntington Bancshares, Inc.	3 Month LIBOR + 2.880%	105,000	5.700	+	7/15/2166	105,131
JPMorgan Chase & Co.	3 Month LIBOR +3.800%	205,000	5.300	+	12/29/2049	211,171
KeyCorp	3 Month LIBOR + 3.606%	170,000	5.000	+	12/29/2049	166,600
M&T Bank Corp.	3 Month LIBOR + 3.520%	170,000	5.125	+	12/29/2049	169,464
Macquarie Group Ltd. - 144A		125,000	6.250		1/14/2021	133,151
Mizuho Financial Group, Inc. - 144A		200,000	2.630		4/12/2021	195,421
Morgan Stanley		275,000	6.375		7/24/2042	347,335
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.040%	310,000	4.850	+	5/29/2049	308,915
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.300%	170,000	5.000	+	12/29/2049	168,300
Santander Holdings USA, Inc.		65,000	4.400		7/13/2027	63,799
Santander Holdings USA, Inc.		165,000	3.700		3/28/2022	163,697

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30,2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
BANKS - 10.1% (Continued)
Turkiye Vakiflar Bankasi TAO - 144A		$200,000	5.625		5/30/2022	$195,671
UBS AG/Stamford CT		650,000	7.625		8/17/2022	732,030
Wells Fargo & Co.	3 Month LIBOR + 3.110%	165,000	5.900	+	12/15/2165	168,094
Zions Bancorporation		140,000	4.500		6/13/2023	141,483
						5,540,368
BUILDING MATERIALS - 1.2%
CRH America Finance, Inc. - 144A		200,000	3.400		5/9/2027	189,526
Masco Corp.		56,000	5.950		3/15/2022	60,693
Masco Corp.		30,000	4.450		4/1/2025	30,412
Masco Corp.		50,000	3.500		4/1/2021	50,023
Owens Corning		165,000	3.400		8/15/2026	155,065
Vulcan Materials Co. ^		165,000	3.900		4/1/2027	159,484
						645,203
CHEMICALS - 0.3%
NOVA Chemicals Corp. - 144A		105,000	5.000		5/1/2025	101,325
NOVA Chemicals Corp. - 144A		65,000	4.875		6/1/2024	63,131
						164,456
COMMERCIAL MBS - 2.8%
Aventura Mall Trust 2013-AVM - 144A	3 Month LIBOR + 2.151%	155,000	3.867	+	12/5/2032	157,412
Aventura Mall Trust 2013-AVM - 144A	3 Month LIBOR + 2.151%	100,000	3.867	+	12/5/2032	100,107
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A		105,000	3.218		4/14/2033	102,708
Caesars Palace Las Vegas Trust 2017-VICI - 144A		100,000	4.138		10/15/2034	101,128
Cold Storage Trust 2017-ICE3 -144A	1 Month LIBOR + 1.000%	260,000	2.897	+	4/15/2036	261,393
GAHR Commercial Mortgage Trust 2015-NRF - 144A	3 Month LIBOR + 1.906%	105,000	3.382	+	12/15/2034	104,645
GS Mortgage Securities Corp Trust 2012-ALOHA -144A		132,000	3.551		4/10/2034	133,258
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	180,989
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		54,667	4.106		7/15/2046	54,625
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		100,000	4.388		7/15/2046	103,064
One Market Plaza Trust 2017-1MKT - 144A		105,000	3.614		2/10/2032	104,943
RETL 2018-RVP - 144A	1 Month LIBOR + 2.050%	140,000	3.947	+	3/15/2033	141,026
						1,545,298
COMPUTERS - 0.4%
Dell International LLC / EMC Corp - 144A		30,000	6.020		6/15/2026	31,866
Dell International LLC / EMC Corp - 144A		65,000	8.100		7/15/2036	77,013
Hewlett Packard Enterprise Co.		100,000	4.900		10/15/2025	102,874
						211,753
DIVERSIFIED FINANCIAL SERVICES - 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust		150,000	3.650		7/21/2027	139,308
BrightSphere Investment Group PLC		165,000	4.800		7/27/2026	163,326
Brookfield Finance LLC		174,000	4.000		4/1/2024	173,453
Centre Point Funding LLC		107,230	2.610		8/20/2021	106,154
Jefferies Group LLC		14,000	6.875		4/15/2021	15,175
Jefferies Group LLC		30,000	5.125		1/20/2023	31,417
Navient Corp.		105,000	6.750		6/25/2025	106,312
Navient Corp.		35,000	7.250		9/25/023	36,750
Springleaf Finance Corp.		95,000	6.875		3/15/2025	96,188
						868,083
ELECTRIC - 1.2%
American Electric Power Co., Inc.		130,000	3.200		11/13/2027	122,134
Duke Energy Corp.		170,000	2.650		9/1/2026	154,365
Exelon Corp.		230,000	3.497		6/1/2022	226,582
PNM Resources, Inc.		155,000	3.250		3/9/2021	154,023
						657,104
ELECTRONICS - 0.5%
Arrow Electronics, Inc.		175,000	3.875		1/12/2028	165,091
Jabil, Inc.		105,000	3.950		1/12/2028	100,141
						265,232
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC - 144A		125,000	5.000		1/31/2028	116,719

ENTERTAINMENT - 0.2%
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250		3/1/2024	47,869
Scientific Games International, Inc.		80,000	6.625		5/15/2021	82,000
						129,869

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
FOOD - 0.4%
Kraft Heinz Foods Co.		$165,000	3.000		6/1/2026	$150,056
Safeway, Inc.		85,000	7.250		2/1/2031	70,550
						220,606
HEALTHCARE PRODUCTS - 1.4%
Abbott Laboratories		35,000	3.400		11/30/2023	34,595
Abbott Laboratories		270,000	3.750		11/30/2026	266,727
Becton Dickinson and Co.		33,000	3.363		6/6/2024	31,793
Becton Dickinson and Co.		200,000	3.700		6/6/2027	189,808
Fresenius US Finance II, Inc. - 144A		25,000	4.500		1/15/2023	25,461
Zimmer Biomet Holdings Inc		230,000	3.550		4/1/2025	221,884
						770,268
HEALTHCARE - SERVICES - 1.2%
Anthem, Inc. ^		35,000	3.650		12/1/2027	33,386
Anthem, Inc.		175,000	4.101		3/1/2028	171,934
CHS/Community Health Systems, Inc.		85,000	6.250		3/31/2023	77,988
Envision Healthcare Corp. - 144A		30,000	6.250		12/1/2024	31,350
HCA, Inc.		125,000	5.375		2/1/2025	124,687
Surgery Center Holdings, Inc. - 144A		100,000	8.875		4/15/2021	103,250
Tenet Healthcare Corp. - 144A ^		145,000	4.625		7/15/2024	140,483
						683,078
HOME BUILDERS - 0.8%
Lennar Corp. - 144A		140,000	5.250		6/1/2026	137,550
PulteGroup, Inc.		130,000	6.375		5/15/2033	136,045
William Lyon Homes, Inc. - 144A		140,000	6.000		9/1/2023	140,545
						414,140
HOME EQUITY ABS - 0.5%
GSAA Trust 2005-1 AF4 (a)		140,096	5.619		11/25/2034	142,606
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	121,240	3.622	+	3/25/2035	121,760
						264,366
INSURANCE - 2.2%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	155,250
Athene Holding Ltd.		135,000	4.125		1/12/2028	126,620
Manulife Financial Corp.		160,000	4.150		3/4/2026	161,198
MetLife, Inc.		195,000	4.368		9/15/2023	201,745
MetLife, Inc.	3 Month LIBOR + 2.959%	76,000	5.875	+	9/15/2166	77,282
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	300,000	5.625	+	6/15/2043	313,500
Teachers Insurance & Annuity Association of America - 144A	3 Month LIBOR + 2.661%	111,000	4.380	+	9/15/2054	108,350
Trinity Acquisition PLC		60,000	4.400		3/15/2026	60,171
Trinity Acquisition PLC		10,000	3.500		9/15/2021	9,972
						1,214,088
INVESTMENT COMPANIES - 0.9%
Ares Capital Corp.		80,000	3.500		2/10/2023	76,550
Ares Capital Corp.		105,000	4.250		3/1/2025	101,052
FS Investment Corp.		110,000	4.250		1/15/2020	109,798
FS Investment Corp.		50,000	4.750		5/15/2022	49,938
Leucadia National Corp.		130,000	5.500		10/18/2023	135,415
						472,753
IRON/STEEL - 0.6%
GTL Trade Finance, Inc. / Gerdau Holdings, Inc. - 144A		150,000	5.893		4/29/2024	158,730
United States Steel Corp.		140,000	6.250		3/15/2026	139,300
						298,030
LODGING - 0.4%
Wyndham Worldwide Corp.		175,000	5.100		10/1/2025	181,354
Wyndham Worldwide Corp.		45,000	4.500		4/1/2027	44,616
						225,970
MACHINERY- DIVERSIFIED - 0.4%
CNH Industrial NV		137,000	4.500		8/15/2023	139,228
CNH Industrial NV		71,000	3.850		11/15/2027	67,972
						207,200
MEDIA - 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp - 144A		60,000	4.000		3/1/2023	58,050
Discovery Communications LLC ^		160,000	3.950		3/20/2028	152,285
Meredith Corp. - 144A		65,000	6.875		2/1/2026	65,891
Telenet Finance Luxembourg Notes Sarl - 144A		200,000	5.500		3/1/2028	192,000
						468,226

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
MINING - 1.2%
Anglo American Capital PLC - 144A		$200,000	4.000		9/11/2027	$188,705
BHP Billiton Finance USA Ltd - 144A	3 Month LIBOR + 5.093	200,000	6.750	+	10/19/2075	222,950
FMG Resources August 2006 Pty Ltd. - 144A		90,000	5.125		3/15/2023	89,775
Glencore Funding LLC - 144A		165,000	4.000		3/27/2027	157,576
						659,006
MISCELLANEOUS MANUFACTURING - 1.0%
Bombardier, Inc. - 144A		110,000	6.125		1/15/2023	111,237
General Electric Co. ^	3 Month LIBOR + 3.330%	421,000	5.000	+	6/15/2066	417,317
						528,554
OFFICE / BUSINESS EQUIPMENT - 0.3%
Pitney Bowes, Inc.		159,000	3.875		5/15/2022	150,454

OIL & GAS - 2.3%
EP Energy LLC / Everest Acquisition Finance, Inc. - 144A		65,000	8.000		11/29/2024	67,600
Helmerich & Payne International Drilling Co.		100,000	4.650		3/15/2025	103,406
Holly Frontier Corp.		165,000	5.875		4/1/2026	176,748
Jagged Peak Energy LLC - 144A		110,000	5.875		5/1/2026	110,619
Petrobras Global Finance BV		160,000	7.375		1/17/2027	171,840
Petroleos Mexicanos		215,000	6.500		3/13/2027	222,925
Range Resources Corp.		145,000	4.875		5/15/2025	134,941
State Oil Co. of the Azerbaijan Republic		200,000	6.950		3/18/2030	215,438
Sunoco Finance Corp. - 144A		85,000	5.500		2/15/2026	82,237
						1,285,754
OIL & GAS SERVICES - 0.3%
Bristow Group, Inc. - 144A		50,000	8.750		3/1/2023	51,750
USA Compression Partners LP / USA Compression Finance Corp. - 144A		105,000	6.800		4/1/2023	107,494
						159,244
OTHER ABS - 5.8%
American Homes 4 Rent 2014-SFR2 Trust - 144A		130,000	4.705		10/17/2036	134,878
American Homes 4 Rent 2015-SFR2 Trust - 144A		120,000	4.691		10/17/2045	125,572
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A	3 Month LIBOR + 1.465%	100,362	3.000	+	3/28/2057	96,841
Bayview Opportunity Master Fund IVa Trust 2017-SPL1 - 144A		100,000	4.250		10/28/2064	102,652
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 - 144A		100,000	4.000		6/28/2057	102,022
Bayview Opportunity Master Fund IVb Trust 2017-SPL3 - 144A		100,000	4.250		11/28/2053	103,726
CWABS Asset-Backed Certificates Trust 2005-1 (a)		172,830	5.997		7/25/2035	178,403
Diamond Resorts Owner Trust - 144A		136,877	3.270		10/22/2029	133,605
MVW Owner Trust 2016-1 - 144A		95,507	2.250		12/20/2033	92,943
MVW Owner Trust 2017-1 - 144A		144,119	2.420		12/20/2034	140,519
Oak Hill Advisors Residential Loan Trust 2017-NPL2 - 144A (a)		203,112	3.000		7/25/2057	201,651
Pretium Mortgage Credit Partners I 2017-NPL2 LLC - 144A (a)		170,746	3.250		3/28/2057	169,953
Pretium Mortgage Credit Partners I 2017-NPL5 LLC - 144A		87,664	3.327		12/30/2032	87,529
RCO Mortgage LLC 2017-1 - 144A (a)		191,516	3.375		8/25/2022	190,942
Sierra Timeshare 2014-2 Receivables Funding LLC - 144A		13,426	2.050		6/20/2031	13,357
Sofi Consumer Loan Program 2017-5 LLC -144A		105,000	2.780		9/25/2026	104,047
Sofi Consumer Loan Program 2017-6 LLC -144A		100,000	2.820		11/25/2026	99,237
Taco Bell Funding LLC - 144A		172,813	3.832		5/25/2046	173,852
TGIF Funding LLC 2017-1A - 144A		132,300	6.202		4/30/2047	133,181
Towd Point Mortgage Trust 2015-1 - 144A		172,000	3.250		10/25/2053	171,005
Towd Point Mortgage Trust 2015-1 - 144A		190,000	3.250		11/25/2060	185,776
Towd Point Mortgage Trust 2015-6 - 144A		130,000	3.750		4/25/2055	130,776
Towd Point Mortgage Trust 2016-2 - 144A		1,918	3.000		8/25/2055	1,901
Towd Point Mortgage Trust 2017-1 -144A		115,000	3.750		10/25/2056	115,117
Tricon American Homes 2017-SFR1 Trust - 144A		100,000	2.716		9/17/2034	96,399
VSE 2017-A VOI Mortgage LLC - 144A		114,859	2.330		3/20/2035	111,515
						3,197,399
PHARMACEUTICALS - 2.0%
AbbVie, Inc.		55,000	3.600		5/14/2025	53,302
AbbVie, Inc.		100,000	3.200		5/14/2026	93,510
AmerisourceBergen Corp.		105,000	3.450		12/15/2027	98,306
CVS Health Corp.		154,000	4.300		3/25/2028	152,632
Cardinal Health, Inc.		105,000	3.079		6/15/2024	99,513
Cardinal Health, Inc.		140,000	3.410		6/15/2027	130,405
Mylan NV		45,000	3.150		6/15/2021	44,207
Mylan NV		105,000	3.950		6/15/2026	99,930
Owens & Minor, Inc.		30,000	3.875		9/15/2021	29,457

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest	Maturity
Security	Rate	Amount	Rate%	Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
PHARMACEUTICALS - 2.0% (Contined)
Shire Acquisitions Investments Ireland DAC		$75,000	2.400	9/23/2021	$72,007
Teva Pharmaceutical Finance Netherlands III BV ^		95,000	3.150	10/1/2026	75,856
Valeant Pharmaceuticals International, Inc. - 144A		50,000	5.500	3/1/2023	45,375
Valeant Pharmaceuticals International, Inc. - 144A		10,000	6.500	3/15/2022	10,413
Valeant Pharmaceuticals International, Inc. - 144A		20,000	7.000	3/15/2024	21,175
Valeant Pharmaceuticals International, Inc. - 144A		70,000	5.500	11/1/2025	69,913
					1,096,001
PIPELINES - 2.6%
Andeavor Logistics LP / Tesoro Logistics Finance Corp.		135,000	4.250	12/1/2027	131,572
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.		115,000	5.750	4/1/2025	114,569
Enbridge Energy Partners LP		165,000	5.875	10/15/2025	180,387
Energy Transfer LP		165,000	4.200	4/15/2027	157,750
Kinder Morgan, Inc.		45,000	7.750	1/15/2032	56,353
Kinder Morgan, Inc. ^		160,000	4.300	6/1/2025	160,185
MPLX LP		135,000	4.875	12/1/2024	140,139
NuStar Logistics LP		155,000	5.625	4/28/2027	147,396
Sabine Pass Liquefaction LLC		100,000	6.250	3/15/2022	108,024
Sabine Pass Liquefaction LLC		30,000	4.200	3/15/2028	29,210
TransMontaigne Partners LP / TLP Finance Corp.		55,000	6.125	2/15/2026	55,000
Valero Energy Partners LP		170,000	4.500	3/15/2028	168,262
					1,448,847
PRIVATE EQUITY - 0.5%
Apollo Management Holdings LP - 144A		135,000	4.000	5/30/2024	133,609
Icahn Enterprises LP / Icahn Enterprises Finance Corp.		145,000	6.375	12/15/2025	145,725
					279,334
REITS - 5.4%
Alexandria Real Estate Equities, Inc.		100,000	3.950	1/15/2027	97,261
American Tower Corp.		63,000	3.000	6/15/2023	60,462
Brixmor Operating Partnership LP		45,000	3.875	8/15/2022	44,898
Corporate Office Properties LP		366,000	3.600	5/15/2023	355,325
Education Realty Operating Partnership LP		135,000	4.600	12/1/2024	135,122
EPR Properties		220,000	4.750	12/15/2026	215,718
Healthcare Realty Trust, Inc.		90,000	3.875	5/1/2025	87,655
Healthcare Trust of America Holdings LP		60,000	3.375	7/15/2021	59,706
Healthcare Trust of America Holdings LP ^		150,000	3.750	7/1/2027	142,266
Highwoods Realty LP		185,000	3.625	1/15/2023	181,577
Hospitality Mortgage Trust		165,000	4.950	2/15/2027	165,100
Hospitality Mortgage Trust		100,000	3.075	5/8/2030	100,346
Kilroy Realty LP		165,000	4.375	10/1/2025	165,145
Life Storage LP		65,000	3.875	12/15/2017	61,725
Life Storage LP / CA		205,000	3.500	7/1/2016	191,242
MPT Operating Partnership LP / MPT Finance Corp		60,000	5.500	5/1/2024	61,050
MPT Operating Partnership LP / MPT Finance Corp		15,000	6.375	3/1/2024	15,750
MPT Operating Partnership LP / MPT Finance Corp		85,000	5.000	10/15/2027	80,750
National Retail Properties Inc		50,000	4.000	11/15/2025	48,884
Physicians Realty LP		140,000	3.950	1/15/2028	131,904
Retail Opportunity Investments Partnership LP		105,000	4.000	12/15/2024	99,860
Select Income REIT		170,000	4.500	2/1/2025	166,428
Welltower, Inc.		175,000	4.000	6/1/2025	171,972
WP Carey, Inc.		135,000	4.600	4/1/2024	136,523
					2,976,669
RETAIL - 0.9%
Dollar General Corp.		199,000	4.125	5/1/2028	197,777
L Brands, Inc.		75,000	6.875	11/1/2035	70,875
QVC, Inc.		195,000	4.375	3/15/2023	194,140
Tops Holding LLC / Tops Markets II Corp. - 144A		110,000	8.000	6/15/2022	52,800
					515,592
SEMICONDUCTORS - 0.6%
Broadcom Corp. / Broadcom Cayman Finance Ltd.		75,000	3.000	1/15/2022	73,184
Broadcom Corp. / Broadcom Cayman Finance Ltd.		135,000	3.625	1/15/2024	131,320
Broadcom Corp. / Broadcom Cayman Finance Ltd. ^		115,000	3.125	1/15/2025	106,783
					311,287
SOFTWARE - 0.6%
Citrix Systems, Inc.		165,000	4.500	12/1/2027	160,412
Vmware, Inc.		83,000	2.950	8/21/2022	79,847
Vmware, Inc.		88,000	3.900	8/21/2027	83,161
					323,420

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
STUDENT LOAN ABS - 0.6%
Navient Private Education Loan Trust 2017-A - 144A		$160,000	2.880		12/16/2058	$155,824
SoFi Professional Loan Program 2016-C LLC - 144A		205,000	2.360		12/25/2032	198,577
						354,401
TELECOMMUNICATIONS - 1.7%
AT&T, Inc. - 144A ^		206,000	4.100		2/15/2028	200,298
Consolidated Communications, Inc.		99,000	6.500		10/1/2022	91,575
Frontier Communications Corp.		50,000	7.125		1/15/2023	36,000
Frontier Communications Corp.		45,000	7.625		4/15/2024	29,812
Frontier Communications Corp. - 144A		70,000	8.500		4/1/2026	68,250
Level 3 Financing, Inc.		140,000	5.375		1/15/2024	138,950
Verizon Communications, Inc. ^		215,000	4.125		3/16/2027	215,365
Wind Tre SpA - 144A		20,000	5.000		1/20/2026	169,061
						949,311
TRANSPORTATION - 0.3%
Kazakhstan Temir Zholy National Co. JSC - 144A		200,000	4.850		11/17/2027	198,752

TRUCKING & LEASING - 0.5%
Aviation Capital Group LLC - 144A		205,000	3.500		11/1/2027	190,647
Penske Truck Leasing Co. LP - 144A		55,000	3.375		2/1/2022	54,544
						245,191
WHOLE LOAN COLLATERAL CMO - 2.5%
Banc of America Funding 2005-1 Trust		44,408	5.500		2/25/2035	44,560
Citigroup Mortgage Loan Trust Inc.		54,062	6.750		8/25/2034	58,563
Citigroup Mortgage Loan Trust Inc. - 144A		202,921	3.000		9/25/2064	200,302
COLT 2018-1 Mortgage Loan Trust - 144A		95,608	2.930		2/25/2048	95,840
Galton Funding Mortgage Trust 2017-1 -144A		135,565	3.500		11/25/2057	134,408
JP Morgan Mortgage Trust 2017-3 - 144A		109,370	2.500		8/25/2047	106,048
JP Morgan Mortgage Trust 2017-5 - 144A		324,041	3.180		10/26/2018	321,506
MASTR Alternative Loan Trust 2004-4		63,573	5.500		4/25/2034	66,132
Metlife Securitization Trust 2005-A1 - 144A		100,000	3.634		4/25/2055	99,791
Residential Asset Securitization Trust 2005-A1		84,552	5.500		4/25/2035	87,210
Structured Adjustable Rate Mortgage Loan Trust Series 2004-4	3 Month LIBOR + 1.926%	88,671	3.878	+	4/25/2034	90,057
Verus Securitization Trust 2018-1 - 144A		98,924	2.930		2/25/2048	99,023
WaMu Mortgage Pass-Through Certificates Series 2003-S8 Trust		3,482	5.000		9/25/2018	3,490
						1,406,930

TOTAL CORPORATE BONDS & NOTES (Cost - $36,491,650)						35,918,295

FOREIGN GOVERNMENT BONDS - 2.1%
Argentine Republic Government International Bond		150,000	7.625		4/22/2046	145,500
Argentine Republic Government International Bond		130,000	6.875		1/26/2027	129,676
Argentine Republic Government International Bond		85,000	5.875		1/11/2028	78,020
Argentine Republic Government International Bond		80,000	6.875		1/11/2048	71,230
Dominican Republic International Bond - 144A		100,000	5.950		1/25/2027	102,500
Oman Government International Bond - 144A		200,000	5.625		1/17/2028	191,387
Republic of South Africa Government International Bond		200,000	4.300		10/12/2028	184,052
Turkey Government International Bond		200,000	7.375		2/5/2025	219,606
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $1,160,651)						1,121,971

MUNICIPAL BONDS - 5.3%
City of Bristol VA		340,000	4.210		1/1/2042	342,666
Port Authority of New York & New Jersey		470,000	5.000		4/15/2057	525,310
Rockdale County Water & Sewerage Authority		305,000	3.060		7/1/2024	300,051
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	358,522
State of California		765,000	7.600		11/1/2040	1,164,024
State of Texas		245,000	3.011		10/1/2026	236,949
TOTAL MUNICIPAL - (Cost - $2,947,950)						2,927,522

U.S. GOVERNMENT & AGENCY - 19.3%
U.S. GOVERNMENT AGENCY - 10.3%
Fannie Mae Pool		70,456	6.500		5/1/2037	78,910
Fannie Mae Pool		112,692	3.000		3/1/2043	109,622
Fannie Mae Pool		286,754	3.500		8/1/2045	285,289
Fannie Mae Pool		329,649	3.000		8/1/2045	319,252
Fannie Mae Pool		310,140	3.500		8/1/2045	308,599
Fannie Mae Pool		194,140	3.500		12/1/2045	193,055
Fannie Mae Pool		208,535	3.500		1/1/2046	207,369
Fannie Mae Pool		327,182	3.000		4/1/2046	316,224

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
U.S. GOVERNMENT AGENCY - 10.3% (Continued)
Fannie Mae Pool		$398,593	4.000		4/1/2046	$406,758
Fannie Mae Pool		245,058	4.000		9/1/2044	250,345
Fannie Mae Pool		23,502	6.000		11/1/2034	26,234
Fannie Mae Pool		25,014	6.000		3/1/2036	27,917
Fannie Mae Pool		365,850	3.500		6/1/2046	363,810
Fannie Mae Pool		38,162	5.500		4/1/2038	41,941
Fannie Mae Pool		74,076	6.000		8/1/2038	83,429
Fannie Mae Pool		187,636	5.500		9/1/2036	205,315
Fannie Mae Pool		30,295	5.000		4/1/2038	32,820
Fannie Mae Pool		153,689	5.000		6/1/2039	165,507
Fannie Mae Pool		446,417	3.500		1/1/2046	443,922
Fannie Mae Pool		471,700	4.000		6/1/2047	481,257
Fannie Mae Pool		744,322	4.000		7/1/2047	759,480
Freddie Mac Gold Pool		203,941	5.000		12/1/2035	220,580
Freddie Mac Gold Pool		33,086	5.500		10/1/2039	36,253
Freddie Mac Gold Pool		281,953	3.500		4/1/2046	281,042
						5,644,930
U.S. TREASURY OBLIGATIONS - 9.0%
United States Treasury Bond		1,185,000	3.125		2/15/2043	1,194,582
United States Treasury Bond ^		1,075,000	2.500		2/15/2046	955,826
United States Treasury Bond ^		2,835,000	1.125		2/28/2019	2,809,086
						4,959,494

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $10,806,585)						10,604,424

BANK LOANS - 5.5%
ADVERTISTING - 0.1%
Red Ventures LLC Term Loan	1 Month LIBOR + 4.000%	74,625	6.363	+	11/8/2024	75,642

AEROSPACE - 0.1%
Accudyne Industries Initial Term Loan	1 Month LIBOR + 3.250%	69,650	5.613	+	8/18/2024	70,196

AUTO MANUFACTURERS - 0.2%
Navistar, Inc. Tranche B Term Loan	1 Month LIBOR + 3.500%	90,000	5.853	+	11/6/2024	90,717

CHEMICALS - 0.1%
Tronox Blocked Borrower Blocked Dollar Term Loan	3 Month LIBOR + 3.000%	17,398	5.308	+	9/24/2024	17,598
Tronox Finance LLC Term Loan	3 Month LIBOR + 3.000%	7,539	5.308	+	9/24/2024	7,626
						25,224
COMMERCIAL SERVICES - 0.3%
CHG Healthcare Services, Inc. New Term Loan	2 Month LIBOR + 3.000%	75,615	5.363	+	6/8/2023	76,356
Genworth Holdings, Inc. Term Loan	1 Month LIBOR + 4.500%	5,000	6.837	+	3/8/2023	5,094
Parexel International Corporation Initial Term Loan	1 Month LIBOR + 2.750%	19,900	5.113	+	9/28/2024	19,990
Sedgwick Claims Management Services, Inc. New Loan	3 Month LIBOR + 5.750%	85,000	7.767	+	2/28/2022	85,903
						187,343
DISTRIBUTION / WHOLESALE - 0.2%
Beacon Roofing Supply, Inc. Term Loan B	1 Month LIBOR + 2.250%	125,000	4.603	+	1/2/2025	125,904

DIVERSIFIED - FINANCIAL SERVICES - 0.3%
Capital Automotive LP Initial Tranche B-2 Term Loan	1 Month LIBOR + 2.500%	153,735	4.863	+	3/24/2024	154,624

ELECTRIC - 0.3%
NRG Energy, Inc. Term Loan	3 Month LIBOR + 1.750%	111,290	4.058	+	6/30/2023	111,702
Vista Operations Co. LLC Initial Term Loan	1 Month LIBOR + 2.500%	46,856	4.863	+	8/4/2023	47,237
Vista Operations Co. LLC Initial Term Loan	1 Month LIBOR + 2.500%	8,242	4.863	+	8/4/2023	8,309
						167,248

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
BANK LOANS - 5.5% (Continued)
ELECTRONICS - 0.1%
SharkNinja Operating LLC Tranche B Term Loan	1 Month LIBOR + 4.000%	$49,750	6.363	+	9/28/2024	$50,558

ENTERTAINMENT - 0.3%
Cineworld Group PLC Term Loan	1 Month LIBOR + 2.500%	45,000	4.863	+	2/28/2025	44,995
Gateway Casinos & Entertainment Limited PLC	3 Month LIBOR + 3.000%	30,000	5.353	+	11/30/2023	30,282
GVC Holdings PLC Term Loan	3 Month LIBOR + 2.500%	90,000	4.863	+	3/28/2024	90,272
Scientific Games International, Inc. Term Loan	2 Month LIBOR + 2.750%	5,000	5.069	+	8/14/2024	5,036
						170,585
FOOD - 0.3%
Albertsons LLC 2017-1 Term B-4 Loan	1 Month LIBOR + 2.750%	68,611	5.113	+	8/24/2021	68,067
Aramark Intermediate HoldCo Corporation Term Loan	1 Month LIBOR + 2.000%	69,825	4.363	+	3/12/2025	70,403
						138,470
HEALTHCARE - 0.1%
Quorum Health Corp. Term Loan	1 Month LIBOR + 6.750%	34,809	9.113	+	4/28/2022	35,630

INVESTMENT COMPANIES - 0.2%

TKC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 4.250%	59,400	6.613	+	1/31/2023	60,031
UFC Holdings LLC Term Loan	1 Month LIBOR + 3.250%	67,043	5.613	+	8/18/2023	67,486
						127,517
LODGING - 0.3%
Playa Resorts and Hotels Initial Term Loan	1 Month LIBOR + 3.250%	84,537	5.609	+	4/28/2024	85,160
Station Casino LLC Term B Facility Loan	1 Month LIBOR + 2.500%	55,920	4.863	+	6/8/2023	56,191
Wyndham Hotels & Resorts, Inc.	3 Month LIBOR + 1.750%	30,000	4.058	+	3/28/2025	30,270
						171,621
MACHINERY - DIVERSIFIED - 0.2%
Zodiac Pool Solutions LLC Tranche B-1 Term Loan	3 Month LIBOR + 4.000%	79,002	6.308	+	12/20/2023	79,150
Zodiac Pool Solutions LLC Tranche B-1 Term Loan	3 Month LIBOR + 2.250%	35,000	4.321	+	3/8/2025	35,208
						114,358
MEDIA - 0.6%
Meredith Corporation Term Loan	1 Month LIBOR + 3.000%	115,000	5.363	+	2/1/2025	115,899
Sinclair Television Group, Inc. Term Loan	3 Month LIBOR + 2.500%	95,000	4.607	+	12/12/2024	95,535
Univision Communications, Inc. 2017 Replacement Repriced First Lien Term Loan	1 Month LIBOR + 2.750%	144,216	5.113	+	3/16/2024	142,491
						353,925
MISCELLANEOUS MANUFACTURING - 0.1%
US Farathane LLC Term B-4 Loan	3 Month LIBOR + 3.500%	73,518	5.808	+	12/24/2021	73,702

OIL & GAS - 0.2%
Delek U.S. Holdings, Inc.	1 Month LIBOR + 2.500%	25,000	4.863	+	4/1/2025	25,211
Ultra Petroleum Loan	1 Month LIBOR + 3.000%	85,000	5.355	+	4/12/2024	79,874
						105,085
PHARMACEUTICALS - 0.2%
Endo Luxembourg Finance Company Initial Term Loan	1 Month LIBOR + 4.250%	94,288	6.613	+	4/28/2024	93,919
HLF Financing US LLC Senior Lien Term Loan	1 Month LIBOR + 5.500%	27,750	7.863	+	2/16/2023	28,132
						122,051
REGIONAL- 0.2%
Seminole Indian Tribe of Florida Term B Loan	1 Month LIBOR + 1.750%	89,550	4.113	+	7/8/2024	90,311

RETAIL - 0.2%
84 Lumber Initial Term Loan Retired	1 Month LIBOR + 5.250%	81,813	7.616	+	10/24/2023	83,142

SOFTWARE - 0.5%
Rackspace Hosting, Inc. 2017 Refinancing Term B Loan	3 Month LIBOR + 3.000%	131,018	5.353	+	11/4/2023	130,863
SS&C Technologies Holdings, Inc. Term Loan	1 Month LIBOR + 2.500%	103,189	4.863	+	4/16/2025	104,009
SS&C Technologies Holdings, Inc. Term Loan	1 Month LIBOR + 2.500%	36,811	4.863	+	4/16/2025	37,103
						271,975
TELECOMMUNICATIONS - 0.4%
CenturyLink, Inc. Term Loan	1 Month LIBOR + 2.750%	114,713	5.113	+	2/1/2025	113,171
Digicel International Finance Limited Term Loan	3 Month LIBOR + 3.250%	14,962	5.613	+	5/28/2024	14,972
Level 3 Financing, Inc. Tranche B 2024 Term Loan	1 Month LIBOR + 2.250%	105,000	4.610	+	2/22/2024	105,583
						233,726

TOTAL BANK LOANS - (Cost - $3,022,118)						3,039,554

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2018

Security	Shares	Interest Rate%		Value
SHORT-TERM INVESTMENT -1.9%
MONEY MARKET FUND - 1.9%
Fidelity Institutional Money Market Fund - Government Portfolio
(Cost - $1,059,428)	1,059,428	1.580	+	$1,059,428

COLLATERAL FOR SECURITIES LOANED - 10.1%
Mount Vernon Prime Portfolio # (Cost - $5,513,346)	5,513,346	2.000	+	5,513,346

TOTAL INVESTMENTS - 109.6% (Cost - $61,001,728)				$60,184,540
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.6)%				(5,278,396)
NET ASSETS - 100.0%				$54,906,144

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Backed Security

LP - Limited Partnership

REIT - Real Estate Investment Trust

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,408,156 at April 30, 2018.

+	Variable rate security. Interest rate is as of April 30, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $14,473,402 or 26.4% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	59.7%	Municipal	4.9%
U.S. Government & Agencies	17.6%	Foreign Government Bonds	1.9%
Collateral For Securities Loaned	9.1%	Short - Term	1.8%
Bank Loans	5.0%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Perella Weinberg Partners)

The equity markets began the fiscal year with volatility near all-time lows, and three months later, volatility spiked to levels not seen in nearly two years. In addition, threats of rising interest rates to stem inflation exacerbated investor concerns regarding future earnings potential. Therefore, as many companies reported positive earnings results that generally met or exceeded expectations, the equity markets broadly headed lower in the latter half of the six-month period ended April 30, 2018. During the first fiscal quarter, 10 out of 11 sectors posted positive returns, with nine of those above 7 percent. In the second fiscal quarter, 10 sectors were negative and the only positive sector provided a 1.9 percent return. While this dispersion in returns generally provided additional opportunities to exploit, the increased trepidation that we may be at the end of an expansionary phase of the economic cycle placed additional downward pressure on valuations. Global equities, as measured by the MSCI All Country World Index Net, rose 3.6 percent during the six-month period, and absolute return strategies, as measured by the HFRX Absolute Return Index, increased 0.1 percent.

The Sub-Adviser implements a combination of tactical long/short and event-driven equity investing in order to maintain a diversified, low-net portfolio of mid and large cap equites. Event driven strategies, as measured by the HFRX Event Driven Index, decreased 4.4 percent over the six-month period, while long/short strategies in general, as measured by the Credit Suisse Long/Short Index, increased 3.1 percent. The Sub-Adviser allocated approximately one-third of the Fund to event driven opportunities during the six-month period. This continued to include mergers and acquisitions such as the $30 billion cash and stock acquisition of Rockwell Collins, Inc. (COL) (holding weight*: 3.60 percent) by United Technologies Corp. (UTX) (holding weight*: -0.82 percent) and the $107 billion cash and stock acquisition of Time Warner Inc. (TWX) (holding weight*: 3.51 percent) by AT&T Corp. (T) (holding weight*: -1.28 percent). During the six-month period, the aviation instrument and communication device supplier, COL, decreased 1.8 percent, while the elevator-making, engine-building, air conditioning equipment company, UTX, rose 1.5 percent. The Fund’s loss on an absolute basis was increased due to the spread between UTX and COL widening primarily due to performance in the first fiscal quarter. Similarly, as media titan, TWX, reported a 2.7 percent decline during the six-month period, the massive communications holding company, T, broadcasted a decline of 0.1 percent. The overall expansion in this deal spread also primarily took place in the first fiscal quarter.

During the second fiscal quarter, the Sub-Adviser purchased shares of Marathon Petroleum Corporation (MPC) (holding weight*: -1.13 percent), a crude oil refining company. Since its purchase through April 26, when the Sub-Adviser exited the holding, MPC surged 28.0 percent. However, on April 30 MPC and Andeavor (ANDV) (holding weight*: 2.02 percent), another oil refiner, announced a $30 billion cash or stock deal, at which point the Sub-Adviser added this to the event driven allocation for the Fund. Within the same sector, energy, one of the largest short positions at the end of the six-month period was in Concho Resources Inc. (CXO) (holding weight*: -3.56 percent), an oil and natural gas driller focused on the Permian Basin. The opposing component of this short position is in the all-stock acquisition target of CXO, RSP Permian Inc. (RSPP) (holding weight*: 3.51 percent), another oil exploration company in the Permian Basin. Although this deal is valued at close to $9 billion, it is dissimilar to the aforementioned mega-deals, in that its expected completion is within six months of its announcement date at the end of March. Although CXO increased 9.8 percent since it was initially added shortly after the announcement of the deal through April 30, 2018, RSPP outpaced it, rising 10.2 percent and netting the Fund a positive return on the overall position.

Approximately two-thirds of the Fund was allocated to the long/short equity strategy during the six-month period. This strategy is designed to have a low-net exposure to the overall equity markets. Therefore, the Sub-Adviser not only implements short positions in individual stocks, but also diligently incorporates short positions in broad sector ETFs. During the six-month period, the Fund’s largest short ETF holding was the Consumer Staples Select Sector SPDR Fund (XLP) (holding weight*: -0.48 percent). During the six-month period, XLP decreased 3.7 percent, contributing positively to the Fund’s return. The Sub-Adviser generally uses these short sector positions to isolate idiosyncratic risk and control the overall risk profile of the long/short strategy. Therefore, this benefit from being short the overall consumer staples sector helped to isolate the performance of Mondelez International Inc. (MDLZ) (holding weight*: 0.47 percent), one of the world’s largest snack companies, and Dr. Pepper Snapple Group Inc. (DPS) (holding weight*: 0.98 percent), the popular non-alcoholic beverage bottler and distributor. During the second fiscal quarter, MDLZ declined 10.2 percent while DPS increased 0.9 percent, and XLP fell 12.3 percent, aiding the Fund in benefitting from the relative outperformance of both of these holdings. In addition to using individual short positions in sector ETFs, the Sub-Adviser also manages broader market risk through options on indices such as the S&P 500 Index. During the six-month period, the Sub-Adviser entered into a form of vertical put spread, where it wrote out of the money puts and purchased puts closer to the current S&P price, thereby benefitting from moderate declines in the broad market.

Although the recent volatility has presented many new opportunities, the Sub-Adviser has been careful to diligently manage overall risk while seeking to capitalize on the dispersion. In addition, the Sub-Adviser is encouraged by overall positive earnings reports to start 2018. The Sub-Adviser believes that fundamentals are the driver of value in the long-term, but sentiment, positioning, technical factors, behavioral factors, and macro factors all have the ability to influence stock price in the short-term. The Sub-Adviser is encouraged by the announcements of many high quality mergers and believes that there are ample opportunities to benefit the Fund over the second half of the fiscal year.

*	Holdings percentage(s) as of 4/30/2018

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Inception (8/1/08)*
Class N	(2.20)%	0.83%	0.68%	1.88%	3.31%**
Class C	(2.68)%	(0.19)%	(0.34)%	0.86%	1.90%
Class A with load of 5.75%	(7.93)%	(5.21)%	(1.53)%	0.42%	2.04%
Class A without load	(2.32)%	0.57%	0.43%	1.62%	2.66%
IQ Hedge Market Neutral Total Return Index	0.12%	1.90%	1.57%	1.70%	2.93%
IQ Hedge Market Neutral Beta Index***	0.23%	3.15%	1.33%	1.84%	2.36%
Morningstar Multialternative Category	(0.17)%	2.47%	0.24%	1.03%	0.88%

*	Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and was managed under a different adviser.

**	Class N commenced operations on September 29, 2008.

***	Change in the Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.74% for Class N, 3.74% for Class C and 2.99% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 76.4%
AEROSPACE/DEFENSE - 6.7%
Orbital ATK, Inc.	40,800	$5,401,104
Raytheon Co.	13,920	2,852,765
Rockwell Collins, Inc.	80,834	10,713,738
		18,967,607
AIRLINES - 0.7%
American Airlines Group, Inc. *	101,283	101,283
Delta Air Lines, Inc.	38,848	2,028,643
		2,129,926
BANKS - 2.2%
Bank of America Corp.	204,797	6,127,526

BEVERAGES - 1.0%
Dr. Pepper Snapple Group, Inc.	24,201	2,903,152

BIOTECHNOLOGY - 0.9%
Avexis, Inc. *	12,453	2,648,255

CHEMICALS - 5.1%
A. Schulman, Inc.	44,665	1,916,129
Huntsman Corp.	50,201	1,494,484
Monsanto Co.	81,688	10,241,225
WR Grace & Co.	10,816	740,247
		14,392,085
COAL - 0.4%
Alliance Holdings GP LP	43,973	1,124,829

COMPUTERS - 2.1%
Apple, Inc.	15,806	2,612,100
Dell Technologies, Inc. *	48,032	3,447,257
		6,059,357
COSMETICS/PERSONAL CARE - 0.6%
Colgate-Palmolive Co.	25,822	1,684,369

ELECTRIC - 0.2%
NextEra Energy, Inc.	2,697	442,065

ELECTRONICS - 0.6%
Honeywell International, Inc.	12,315	1,781,734

FOOD - 0.5%
Mondelez International, Inc.	35,380	1,397,510

GAS - 1.4%
Vectren Corp.	55,492	3,899,423

HEALTHCARE-PRODUCTS - 1.0%
NxStage Medical, Inc. *	33,645	895,630
Thermo Fisher Scientific, Inc.	9,320	1,960,462
		2,856,092
HEALTHCARE-SERVICES - 3.2%
Aetna, Inc.	45,522	8,150,714
Kindred Healthcare, Inc. *	113,126	1,006,821
		9,157,535
HOUSEWARES - 0.2%
Newell Brands, Inc.	25,678	709,483

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 76.4% (Continued)
INSURANCE - 4.6%
Validus Holdings Ltd.	67,335	$4,563,293
XL Group Ltd.	152,984	8,504,381
		13,067,674
INTERNET - 0.5%
Amazon.com, Inc. *	888	1,390,723

LEISURE PRODUCTS - 0.2%
Royal Caribbean Cruises Ltd.	5,647	610,949

LODGING - 5.4%
Caesars Entertainment Corp. *	161,705	1,835,352
ILG, Inc.	187,820	6,410,297
Marriott International, Inc.	22,836	3,121,224
MGM Resorts International	65,647	2,062,629
Wynn Resorts Ltd.	9,831	1,830,434
		15,259,936
MACHINERY - CONSTRUCTION & MINING - 1.0%
Caterpillar, Inc.	19,739	2,849,522

MEDIA - 6.2%
Comcast Corp.	87,487	2,746,217
Time Warner, Inc.	110,143	10,441,556
Twenty-First Century Fox, Inc.	123,132	4,501,706
		17,689,479
OIL & GAS - 8.4%
Anadarko Petroleum Corp.	29,900	2,012,868
Andeavor	43,407	6,004,056
Devon Energy Corp.	60,884	2,211,916
Marathon Petroleum Corp.	24,441	1,830,875
Petroleo Brasileiro SA - ADR *	94,252	1,328,011
RSP Permian, Inc. *	210,459	10,440,871
		23,828,597
PACKAGING & CONTAINERS - 1.6%
KapStone Paper and Packaging Corp.	131,025	4,509,881

PHARMACEUTICALS - 3.4%
Bristol-Myers Squibb Co.	29,498	1,537,731
CVS Health Corp.	7,563	528,124
Express Scripts Holding Co. *	60,339	4,567,662
Zoetis, Inc.	35,776	2,986,580
		9,620,097
PIPELINES - 0.7%
Columbia Pipeline Group, Inc. *	84,102	2,144,180

REAL ESTATE INVESTMENT TRUSTS - 3.5%
American Tower Corp.	8,348	1,138,333
Crown Castle International Corp.	5,765	581,516
CYS Investments, Inc.	187,010	1,340,862
GGP, Inc.	213,119	4,260,249
SBA Communications Corp. *	3,708	594,133
Ventas, Inc.	12,720	654,062
Weyerhaeuser Co.	17,675	650,086
Winthrop Realty Trust	102,617	700,874
		9,920,115

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2018

Security				Shares		Value
COMMON STOCKS - 76.4% (Continued)
RETAIL - 2.8%
Lowe’s Companies, Inc.				34,815		$3,166,548
Macy’s, Inc. ^				65,390		2,031,667
Walmart, Inc.				31,539		2,789,940
						7,988,155
SEMICONDUCTORS - 7.8%
Cavium, Inc. *				81,310		6,099,063
Intel Corp.				13,205		681,642
Microsemi Corp. * ^				111,678		7,224,450
NXP Semiconductors NV *				60,421		6,338,163
QUALCOMM, Inc.				33,318		1,699,551
						22,042,869
SOFTWARE - 2.3%
BORQS Technologies, Inc. *				110,107		869,847
Microsoft Corp.				38,796		3,628,202
Mitel Networks Corp. *				50,965		568,769
MuleSoft, Inc. *				33,865		1,509,702
						6,576,520
TELECOMMUNICATIONS - 0.6%
Oclaro, Inc. *				198,191		1,569,673

TRANSPORTATION - 0.6%
Student Transportation, Inc.				227,071		1,703,033

TOTAL COMMON STOCKS (Cost - $223,009,911)						217,052,351

EXCHANGE TRADED FUNDS - 10.1%
DEBT EXCHANGE TRADED FUNDS - 8.4%
iShares iBoxx $Investment Grade Corporate Bond ETF ^				50,686		5,840,041
iShares MBS ETF ^				71,436		7,415,771
PowerShares Senior Loan Portfolio ETF				257,444		5,949,531
SPDR Blackstone/GSO Senior Loan ETF				96,040		4,556,138
TOTAL DEBT EXCHANGE TRADED FUNDS - (Cost - $23,974,506)						23,761,481

EQUITY EXCHANGE TRADED FUND - 1.7%
Energy Select Sector SPDR Fund				19,255		1,421,212
iShares U.S. Real Estate ETF				18,730		1,416,737
SPDR S&P Regional Banking ETF ^				34,644		2,135,456
TOTAL EQUITY EXCHANGE TRADED FUNDS - (Cost - $4,971,006)						4,973,405
TOTAL EXCHANGE TRADED FUNDS - (Cost - $28,945,512)						28,734,886

RIGHTS - 0.0%
Nexstar Broadcasting Group, Inc. *				87,600		876
TOTAL RIGHTS (Cost - $26,280)

WARRANTS - 0.0%
BORQS Technologies, Inc. *				105,552		20,530
TOTAL WARRANTS (Cost - $8,254)

	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED CALL OPTION - 0.1%
Monsanto Co.	JP Morgan	250	$3,134,250	120.00	7/20/2018	$170,000
TOTAL PURCHASED CALL OPTION (Cost - $98,260)

PURCHASED PUT OPTIONS - 1.0%
Monsanto Co.	JP Morgan	250	3,134,250	95.00	7/20/2018	7,000
S&P 500 Index	JP Morgan	180	47,664,900	2,700.00	6/15/2018	1,403,101
S&P 500 Index	JP Morgan	90	23,832,450	2,790.00	6/15/2018	1,323,450
TOTAL PURCHASED PUT OPTIONS (Cost - $1,715,964)						2,733,551

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2018

		Interest
Security	Shares	Rate	Value
SHORT-TERM INVESTMENT - 35.0%
MONEY MARKET FUND - 35.0%
Fidelity Investments Money Market Fund - Class I	99,574,138	1.58% +	$99,574,138
TOTAL SHORT-TERM INVESTMENT (Cost - $99,574,138)

COLLATERAL FOR SECURITIES LOANED - 3.3%
Mount Vernon Prime Portfolio (Cost - $9,394,734)	9,394,734	2.00% +	9,394,734

TOTAL INVESTMENTS - 125.3% (Cost - $362,773,053)			$357,681,066
LIABILITIES IN EXCESS OF OTHER ASSETS - (25.3)%			(73,550,726)
NET ASSETS - 100.0%			$284,130,340

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund

LLC - Limited Liability Company

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

+	Variable rate security. Interest rate is as of April 30, 2018.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $9,108,889 at April 30, 2018.

Security	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN CALL OPTIONS - (0.0)%
Caterpillar, Inc.	JP Morgan	55	$793,980	155.00	5/18/2018	$2,695
Monsanto Co.	JP Morgan	250	3,134,250	125.00	7/20/2018	67,500
S&P 500 Index	JP Morgan	90	23,832,450	2,790.00	6/15/2018	40,500
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $748,063)						110,695

WRITTEN PUT OPTIONS - (0.3)%
Monsanto Co.	JP Morgan	250	3,134,250	110.00	7/20/2018	24,250
S&P 500 Index	JP Morgan	90	23,832,450	2,625.00	6/15/2018	387,450
S&P 500 Index	JP Morgan	90	23,832,450	2,650.00	6/15/2018	472,500
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $773,348)						884,200

				Shares
SECURITIES SOLD SHORT * - (20.0)%
AEROSPACE/DEFENSE - (0.9)%
United Technologies Corp.				20,335		2,443,250

AIRLINES - (0.1)%
American Airlines Group, Inc.				5,810		249,423

AUTO MANUFACTURERS - (0.3)%
Tesla, Inc.				3,062		899,922

CHEMICALS - (0.4)%
LyondellBasell Industries NV				9,367		990,373

COAL - (0.4)%
Alliance Resource Partners LP				64,468		1,137,860

COMPUTERS - (0.2)%
Lumentum Holdings, Inc.				13,339		672,953

ELECTRIC - (0.0)%
Vistra Energy Corp.				1		23

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2018

Security	Shares	Value
SECURITIES SOLD SHORT* - (20.0)% (Continued)
ENTERTAINMENT - (1.3)%
Marriott Vacations Worldwide Corp.	30,936	$3,793,063

HEALTHCARE-SERVICES - (0.5)%
Cigna Corp.	8,264	1,419,920

INSURANCE - (0.6)%
American International Group, Inc.	31,493	1,763,608

MACHINERY-DIVERSIFIED - (0.5)%
Cummins, Inc.	8,589	1,373,038

MEDIA - (1.0)%
Walt Disney Co.	27,649	2,774,024

EQUITY EXCHANGE TRADED FUND - (0.5)%
Consumer Staples Select Sector SPDR Fund	28,394	1,432,477

OIL & GAS - (5.5)%
Concho Resources, Inc.	67,312	10,582,119
Marathon Petroleum Corp.	69,184	5,182,573
		15,764,692
PHARMACEUTICALS - (2.0)%
CVS Health Corp.	52,211	3,645,894
Johnson & Johnson	15,673	1,982,478
		5,628,372
REAL ESTATE - (0.2)%
Brookfield Property Partners LP	27,012	522,142

REAL ESTATE INVESTMENT TRUST - (0.5)%
Two Harbors Investment Corp.	91,181	1,391,422

RETAIL - (0.8)%
Chipotle Mexican Grill, Inc.	1,979	837,770
Starbucks Corp.	24,156	1,390,661
		2,228,431
SEMICONDUCTORS - (1.3)%
Marvell Technology Group Ltd.	179,959	3,609,978

SOFTWARE - (1.7)%
Oracle Corp.	31,089	1,419,835
salesforce.com, Inc.	2,421	292,917
VMware, Inc.	23,508	3,132,676
		4,845,428
TELECOMMUNICATIONS - (1.3)%
AT&T, Inc.	116,727	3,816,973

TOTAL SECURITIES SOLD SHORT - (Proceeds - $56,581,680)		$56,757,372

*	Non-Income producing security.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2018

		Notional Amount at		Termination		Unrealized Appreciation/
Number of Shares	Reference Entity	April 30, 2018	Interest Rate Payable	Date	Counterparty	(Depreciation)
LONG TOTAL RETURN SWAPS
1,067	S&P 500 Index	$2,845,805	1 Month LIBOR + 75 bps	4/2/2019	J.P. Morgan	$(21,802)

SHORT TOTAL RETURN SWAPS
2,596	Consumer Discretionary Select Sector Index	2,721,231	Federal Fund Rate	4/2/2019	J.P. Morgan	5,166

Portfolio Composition * - (Unaudited)
Short-Term Investment	27.9%	Communications	5.8%
Technology	9.7%	Basic Materials	4.0%
Consumer, Non-Cyclical	8.5%	Collateral For Securities Loaned	2.6%
Industrials	8.3%	Utilities	1.2%
Financials	8.1%	Options	0.8%
Exchange Traded Funds	8.0%	Warrants	0.0%
Energy	7.6%	Rights	0.0%
Consumer, Cyclical	7.5%	Total	100.0%

*	Based on total value of investments as of April 30, 2018

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Capital Management Corporation)

Global equity markets experienced unexceptional, albeit positive, performance during the six month period ended April 30, 2018. U.S. stocks, as measured by the S&P 500, gained 3.8 percent, while international stocks, as measured by the MSCI ACWI ex US, rose 3.5 percent. The six-month fiscal period was a tale of two distinct three-month periods. The first three months saw global stocks rally behind continued strength in global economic growth. Also, investors were optimistic about lowered corporate and personal tax rates in the U.S., which they considered beneficial to companies and consumers throughout 2018 and possibly beyond. U.S. stocks rallied 10.2 percent over the first three months, while international stocks rose a handsome 8.8 percent.

Conversely, against the backdrop of continued positive U.S. economic data, including strong employment figures, volatility jolted markets early in the second three-month period, spiking to levels not seen since August 2015. Investors feared the Federal Reserve might increase the pace of interest rate hikes, as inflation bumped up against the Fed’s two percent target. Meanwhile, President Trump’s tariff threats against Chinese imports raised concerns of a global trade war. The perfect storm of investor skepticism in the continued global economic recovery dragged on equity markets across the globe. U.S. stocks fell 5.8 percent over the second half of the first fiscal six months, while international stocks lost 4.9 percent over the same period.

The Sub-Adviser seeks to construct a balanced growth portfolio that aims to deliver equity-like total returns with less risk and improved downside control. It attempts to achieve this goal by utilizing a multi-asset strategy that allocates dynamically across global asset classes, with the ability to hold long or short positions, depending on the risk/reward profile of the investment. The overall strategy is divided into three sub-strategies: growth assets, which includes U.S. equities, developed markets ex-U.S. equities, and high-yield bonds; defensive assets, which includes exposure to U.S. bonds, developed markets ex-U.S. bonds, and cash, with a diversifying/hedging component utilized to attempt to achieve the desired downside protection; and real assets, which consists of Treasury Inflation-Protected Securities (TIPS) and commodities.

The growth asset strategy detracted from performance and held the largest allocation in the Fund, fluctuating from an exposure 65.2 percent at the beginning of the fiscal six-month period, to a low of 49.6 percent after the first month, to a high of 70.8 percent one-third of the way through, before finishing at a 55.6 percent allocation. Long exposures to U.S. and Japan equities held the highest weighting in the Fund most of the way through the six-month period and contributed the most to Fund performance from the equities bucket. The long U.S. equity exposure was implemented through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 30.07 percent), which gained 3.8 percent on an absolute basis. With a net 16.6 percent allocation, U.S. equities added 0.6 percent to the Fund’s performance over the six-month period. Japan equities exposure was accessed through the iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding weight*: 9.03 percent), which increased 1.0 percent on an absolute basis. The 9.0 percent allocation to Japan equities resulted in a 0.1 percent contribution to the Fund’s return. The Fund held a short exposure to Hong Kong equities at -0.9 percent, which did not meaningfully contribute to Fund performance over the fiscal six-month period. Exposure to high-yield bonds was generally steady throughout the six months ended April 30, 2018, at approximately 5.0 percent. That exposure was gained through the SPDR Bloomberg Barclays High Yield Bond ETF (JNK) (holding weight*: 4.74 percent), which declined 1.1 percent on an absolute basis, but with a roughly 5.0 percent allocation to high-yield bonds, the overall impact was somewhat insignificant, detracting less than 0.1 percent.

The defensive assets strategy was the biggest detractor from Fund performance over the fiscal six-months ended April 30, 2018. The allocation to defensive assets fluctuated from 30.1 percent at the beginning of the fiscal six-month period, hit a high of 45.7 percent after the first month, saw its low of 23.8 percent one-third of the way through, before finishing the fiscal period at a 34.6 percent allocation. Over the entire fiscal period, the Fund was long U.S., Canadian, and Australian bonds; short other developed markets bonds, including German Bunds and British Gilts; and a slight exposure to cash. The negative impact of the defensive assets strategy came as yields in the U.S. moved higher more so than yields elsewhere in the world, which resulted in the exposure to U.S. Treasuries detracting from the Fund’s return. Options protection within the diversifying/hedging component, designed to guard against tail risk, helped the Fund, particularly as volatility increased midway through the fiscal six-month period. The Sub-Adviser’s ability to collect premiums on short calls and benefit from increasing value in purchased put options contributed to the Fund’s fiscal period performance.

The real assets strategy, while the smallest allocation in the Fund, was the only positive strategy over the fiscal six-month period. Real assets fluctuated from 4.8 percent at the beginning of the fiscal period, to a high of 10.1 percent two-thirds of the way through, before finishing the fiscal quarter at a 9.8 percent allocation. The goal of the strategy is to hedge against inflation. The real assets strategy portion of the Fund was up 0.2 percent over the fiscal period, as a rise in inflation and expectations for further increases in inflation negatively affected inflation-sensitive asset class returns. Inflation hedges are accessed through TIPS via the iShares TIPS ETF (TIP) (holding weight*: 4.79 percent), and commodities via the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 5.02 percent). While TIP was flat over the fiscal six-month period, COMT increased 12.0 percent.

The Sub-Adviser is optimistic for opportunities within the asset categories the Fund invests in for the rest of 2018, albeit with continued volatility. The Sub-Adviser believes that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) as of 4/30/2018.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized		Annualized Since
	Six	One	Three	Annualized	Inception
	Months	Year	Years	Five Years	(4/30/2010)
Class N	(3.05)%	1.33%	(1.19)%	0.20%	1.25%
Class C	(3.49)%	0.32%	(2.20)%	(0.81)%	0.25%
Class A with load of 5.75%	(8.66)%	(4.66)%	(3.39)%	(1.25)%	0.24%
Class A without load	(3.06)%	1.13%	(1.45)%	(0.07)%	0.98%
IQ Hedge Global Macro Beta Index	(1.04)%	(0.86)%	(0.33%	(0.21)%	1.27%
Morningstar Multialternative Category	(0.17)%	2.47%	0.24%	1.03%	1.50%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.98% for Class N, 2.98% for Class C and 2.23% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund
April 30, 2018

Security						Shares	Value
EXCHANGE TRADED FUNDS - 59.5%
COMMODITY EXCHANGE TRADED FUNDS - 5.0%
iShares Commodities Select Strategy ETF ^						56,569	$2,172,815

DEBT EXCHANGE TRADED FUNDS - 9.6%
iShares TIPS Bond ETF						18,429	2,075,290
SPDR Bloomberg Barclays High Yield Bond ETF ^						57,272	2,054,347
							4,129,637
EQUITY EXCHANGE TRADED FUNDS - 44.9%
iShares Currency Hedged MSCI Germany ETF						87,865	2,484,822
iShares Currency Hedged MSCI Japan ETF						118,751	3,910,470
SPDR S&P 500 ETF Trust						49,213	13,017,331
							19,412,623

TOTAL EXCHANGE TRADED FUNDS (Cost - $20,966,107)							25,715,075

				Expiration		Expiration
	Counter Party	Contracts +	Notional	Date		Price
OPTIONS * - 6.3%
CALL OPTION ON FUTURES PURCHASED - 5.0%
Swiss Market Index	Bank of New York Mellon	40	1,843,202	6/15/2018		CHF 8,417	18,432
Swiss Market Index	Bank of New York Mellon	30	575,696	6/15/2018		CHF 8,749	5,757
US 10 Year Future	Goldman Sachs	203	215,688	5/29/2018		US $109	2,156,875
							2,181,064
PUT OPTIONS ON FUTURES PURCHASED - 1.3%
Euro-Bund Option	Goldman Sachs	30	40,813	5/29/2018		EUR 170	408,130
S&P 500 E-Mini Option	Goldman Sachs	58	69,020	9/24/2018		US $2,100	34,510
S&P 500 E-Mini Option	Goldman Sachs	58	220,980	12/24/2018		US $2,250	110,490
							553,130

TOTAL OPTIONS (Cost - $2,937,560)							2,734,194

		Principal		Discount
		Amount ($)		Rate (%)		Maturity
SHORT-TERM INVESTMENTS - 35.2%
U.S. GOVERNMENT SECURITIES - 24.2%
US Treasury Bill ++		1,555,000		0.0066		6/7/2018	1,552,367
US Treasury Bill ^		4,456,000		0.0083		6/14/2018	4,446,660
US Treasury Bill		4,456,000		0.0140		9/13/2018	4,424,501
							10,423,528

		Shares		Interest Rate (%)
MONEY MARKET - 11.0%
Morgan Stanley Institutional Liquidity Fund		4,756,601		1.6100	^^		4,756,601

TOTAL SHORT-TERM INVESTMENTS - (Cost - $15,180,129)							15,180,129

COLLATERAL FOR SECURITIES LOANED - 19.4%
Mount Vernon Prime Portfolio (Cost - $8,369,676)		8,369,676		2.0000	^^		8,369,676

TOTAL INVESTMENTS - 120.4% (Cost - $47,453,472)							$51,999,074
LIABILITIES IN EXCESS OF OTHER ASSETS - (20.4)%							(8,796,296)
NET ASSETS - 100.0%							$43,202,778

							Unrealized
				Expiration			Appreciation
Open Futures Contracts	Counter Party	Contracts	Notional	Date			(Depreciation)
LONG FUTURES CONTRACTS ** -0.7%
Amsterdam Index Future	Goldman Sachs	3	$400,845	5/18/2018			$7,915
AUST 10 YR Bond Future	Goldman Sachs	108	10,426,351	6/15/2018			56,518
CAC 40 10 Euro Future	Goldman Sachs	6	396,749	5/18/2018			14,879
CAN 10 YR Bond Future	Goldman Sachs	80	8,203,128	6/20/2018			9,469

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2018

						Unrealized
						Appreciation
Open Futures Contracts	Counter Party	Contracts	Notional	Expiration		(Depreciation)
LONG FUTURES CONTRACTS ** - 0.7% (Continued)
FTSE 100 Index Future	Goldman Sachs	36	$3,699,013	6/15/2018		$185,292
FTSE/MIB Index Future	Goldman Sachs	9	1,283,000	6/15/2018		66,605
IBEX - 35 Index Future	Goldman Sachs	8	963,989	5/18/2018		21,202
MSCI Emerging Markets Future	Goldman Sachs	14	806,540	6/15/2018		(51,570)
S&P/TSX 60 IX Future	Goldman Sachs	9	1,291,641	6/14/2018		4,254
SPI 200 Index Future	Goldman Sachs	1	112,586	6/21/2018		1,121
TOTAL FUTURES CONTRACTS PURCHASED						315,685

SHORT FUTURES CONTRACTS ** - (0.4)%
Dax Index Future	Goldman Sachs	(2)	(761,830)	6/15/2018		(24,617)
Euro-Bond Future	Goldman Sachs	(43)	(8,246,956)	6/7/2018		(45,210)
Hang Seng Index Future	Goldman Sachs	(2)	(390,724)	5/30/2018		(6,791)
Long Gilt Future	Goldman Sachs	(61)	(10,272,089)	6/27/2018		(99,271)
S&P 500 Emini Future	Goldman Sachs	(32)	(4,235,200)	6/15/2018		12,564
TOTAL FUTURES CONTRACTS SOLD						(163,325)

					Exercise Price	Value
WRITTEN PUT FUTURE OPTIONS *+- (0.0)%
Swiss Market Index	Bank of New York Mellon	(40)	(170,240)	6/15/2018	CHF 8,417	(1,703)
Swiss Market Index	Bank of New York Mellon	(30)	(331,020)	6/15/2018	CHF 8,749	(3,310)
TOTAL WRITTEN FUTURE OPTIONS - (Premium - $16,413)						(5,013)

CHF - Swiss Franc

ETF - Exchange Traded Fund

EUR - Euro

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

++	All or part of the security was held as collateral for futures outstanding as of April 30, 2018.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $8,189,369.

^^	Variable rate security. Interest rate is as of April 30, 2018.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

High-yield bonds, as measured by the ICE BofA ML US Cash Pay High-Yield Index, outperformed investment-grade corporate bonds, as measured by the ICE BofA ML US Corporate Index, and Treasury bonds, as measured by the ICE BofA ML US Treasury Index, during the most recent fiscal six-month period. In the six-month period ended April 30, 2018, high-yield bonds fell 0.3 percent, investment-grade corporate bonds fell 2.3 percent, while Treasury bonds declined 1.6 percent. This outperformance of high-yield bonds comes on the tail of strong outperformance in the previous fiscal year, when high-yield bonds increased 9.1 percent versus a 3.5 percent increase for investment-grade corporate bonds and a decline of 0.70 percent for Treasury bonds. In 2017, the Fed increased the Fed Funds rate three times for a total increase of 0.75 percent. For 2018, investors were given guidance that three increases could be on the way with a slight possibility of a fourth. The first of these increases occurred on March 22.

The first half of the fiscal year was a tale of two halves for the high yield market. In the first fiscal quarter, Congress made surprising progress on U.S. tax reform, supporting investors moving capital back into the asset class currently offering attractive spread levels and all-in yields. Positive investor sentiment continued into December as the market was able to easily absorb the passage of the GOP tax bill, a Fed rate hike, and multi-year highs in oil prices. The narrative for corporate fundamentals continued to improve amid upgrades to global growth expectations and optimism around the impact of GOP tax reform. However, toward the beginning of the second fiscal quarter, optimism began to wane as U.S. Treasury yields surged to reach the highest levels seen since 2014. Negative investor sentiment translated into outflows from the asset class, creating a negative technical environment and driving spreads wider. Risk-off sentiment continued into February as evidence of stronger global growth and wage gains led to concerns around inflation and the potential for a more accelerated pace of central bank policy tightening. Later in the most recent fiscal quarter, investors had to contend with a Fed rate hike, softer global growth data, negative headlines related to several large technology companies, and the threat of an escalating trade war between the United States and China.

The Sub-Adviser’s approach to high-yield is generally focused on single-B and higher-rated debt, and has limited exposure to triple-C rated bonds. High-yield bonds rated double-B and single-B, as measured by the Bloomberg Barclays US High-Yield Ba/B 2% Issuer Capped Index, experienced a 106 basis point increase in yields from beginning to end of the fiscal six-month period. Although the yield has increased to 5.71 since the beginning of the fiscal year, it is still well below the five year high of 7.63 percent that occurred in January 2016.

In the first fiscal quarter, the Fund benefited relatively from security selection while sector selection served as a slight detraction for the period. From a sector selection standpoint, negative contributions resulted from an underweight to aerospace and defense and an overweight to healthcare REITs, while the Fund received positive contributions from an underweight allocation to wirelines and an overweight allocation to midstream names. In the second fiscal quarter, contributions switched, as the Fund benefited relatively security selection while sector selection served as a slight detraction. From a sector selection standpoint, the Fund benefited from an underweight allocation to banking companies and an overweight allocation to finance companies, as a whole. However, these contributions were more than offset by the impact of an underweight allocation to wirelines and retailers, as both sectors outperformed. From a security selection standpoint, the Fund was negatively impacted by credits in the metals and mining, wireless, and wireline sectors. Two holdings that contributed to Fund performance over the most recent fiscal quarter were the Navient Corp 5.625% bond maturing in 2033 (78442FAZ1) (holding weight* 0.82 percent) and the Arch Merger Sub Inc. 8.5% bond maturing in 2025 (03939PAA2) (holding weight*: 0.81 percent). These bonds returned 4.2 percent and 0.9 percent, respectively.

Two of the largest positions within the Fund came from the communications sector and had a meaningful impact on performance. For example, the Fund continued to hold the Sprint Corp. 7.875% bond maturing in 2023 (85207UAF2) (holding weight*: 1.99 percent). Sprint is currently the fourth largest wireless carrier in the United States, and during the most recent fiscal quarter, the Sprint Corp. bond increased 2.8 percent after declining 4.5 in percent the first fiscal quarter. The selloff in the first fiscal quarter was triggered with the withdrawal of Sprint’s acquisition of T-Mobile in mid-November. The subsequent rally was sparked by the announcement of T-Mobile’s acquisition of Sprint. The second largest holding in the Fund at the end of the most recent fiscal quarter was the SFR Group SA 7.375% bond maturing in 2026 (67054KAA7) (holding weight*: 1.70 percent), a French cable and fiber optic service provider for both businesses and end-consumers. During the most recent fiscal quarter, the SFR Group SA bond also detracted from performance within the Fund, falling 3.2 percent, after falling 6.5 percent the previous fiscal quarter.

The Sub-Adviser believes that fundamentals remain supportive, as issuers continue to report generally positive earnings growth and outlooks remain constructive. With that being said, the Sub-Adviser also believes that the pace of earnings growth will likely slow and continue to see more aggressive leverage profiles. Despite increased volatility, expectations remain that the default rate will continue to stay below historical averages. The Sub-Adviser is closely monitoring the two major risks facing credit investors today: an upside inflation surprise leading to a more hawkish central bank narrative, and a rapidly evolving geopolitical backdrop negatively affecting global trade. However, high-yield issuers tend to be more domestically focused and thus relatively insulated from global trade and the Sub-Adviser views the prospect of a sustained uptick in inflation to be unlikely given structural headwinds in the form of demographics and technological automation. From a valuation standpoint, the Sub-Adviser views spreads in the 340 – 360 range as fair and is seeing many issuer specific opportunities. Finally, technical conditions have been neutral overall. Retail outflows continue, however, the impact has been roughly offset by lower supply compared to previous years and there is anecdotal evidence of institutional inflows into the high-yield asset class.

*	Holdings percentage(s) as of 4/30/2018

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized	Annualized	Annualized Since
	Six Months	One Year	Three Years	Five Years	Ten Years	Inception (7/1/05)
Class N	(1.10)%	2.06%	3.40%	2.95%	5.47%	5.09%
Class C	(1.35)%	1.44%	2.71%	2.21%	4.71%	4.32%
Class A with load of 4.50%	(5.58)%	(2.84)%	1.55%	1.73%	4.72%	4.15%*
Class A without load	(1.21)%	1.80%	3.11%	2.68%	5.20%	4.57%*
BofA ML BB-B U.S. Non-Distressed HY Index	(0.64)%	2.77%	3.86%	4.20%	6.28%	6.15%
Barclays U.S. Corporate High-Yield Bond	(0.64)%	2.66%	4.04%	3.86%	6.90%	6.58%
Ba/B 2% Issuer Capped Index** Morningstar High-Yield Bond Category	(0.39)%	2.45%	3.58%	3.52%	5.92%	5.65%

*	Class A commenced operations on January 3, 2007.

**	Change in the Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

BofA ML BB-B U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 96.8%
AEROSPACE/DEFENSE - 1.1%
Triumph Group, Inc. ^	$975,000	4.875%	4/1/2021	$950,625
UAL 2007-1 Pass Through Trust	251,868	6.636	7/2/2022	266,552
				1,217,177
AUTO MANUFACTURERS - 0.3%
JB Poindexter & Co., Inc. - 144A	370,000	7.125	4/15/2026	378,325

AUTO PARTS & EQUIPMENT - 0.7%
Allison Transmission, Inc. - 144A	175,000	5.000	10/1/2024	172,322
Delphi Technologies PLC - 144A	690,000	5.000	10/1/2025	665,419
				837,741
BUILDING MATERIALS - 1.0%
Boise Cascade Co. - 144A	525,000	5.625	9/1/2024	534,187
Standard Industries, Inc. - 144A	550,000	6.000	10/15/2025	573,375
				1,107,562
CHEMICALS - 3.7%
Consolidated Energy - 144A	685,000	6.875	6/15/2025	714,969
Kraton Polymers LLC - 144A	550,000	7.000	4/15/2025	570,625
Nova Chemicals Corp. - 144A	1,150,000	5.000	5/1/2025	1,109,750
Nufarm Australia Ltd. - 144A	550,000	5.750	4/30/2026	549,312
OCI NV - 144A	646,000	6.625	4/15/2023	657,467
Trinseo Materials Operating SCA - 144A	580,000	5.375	9/1/2025	572,750
				4,174,873
COAL - 0.8%
SunCoke Energy Partners LP - 144A ^	835,000	7.500	6/15/2025	862,138

COMMERCIAL SERVICES - 2.7%
ADT Corp.	224,000	6.250	10/15/2021	234,640
Ahern Rentals, Inc. - 144A	875,000	7.375	5/15/2023	848,750
Cimpress NV - 144A	953,000	7.000	4/1/2022	993,503
Great Lakes Dredge & Dock Corp. ^	725,000	8.000	5/15/2022	741,312
Jurassic Holdings III - 144A	262,000	6.875	2/15/2021	242,350
				3,060,555
COMPUTERS - 3.3%
Dell International LLC - 144A	110,000	7.125	6/15/2024	117,255
Diebold Nixdorf, Inc.	480,000	8.500	4/15/2024	499,800
Everi Payments, Inc. - 144A ^	805,000	7.500	12/15/2025	817,075
Harland Clarke Holdings Corp. - 144A	880,000	8.375	8/15/2022	904,200
Seagate HDD Cayman ^	925,000	4.875	3/1/2024	907,018
Western Digital Corp.	542,000	4.750	2/15/2026	534,886
				3,780,234
COSMETICS/PERSONAL CARE - 1.0%
Coty, Inc. - 144A	575,000	6.500	4/15/2026	560,625
First Quality Finance Co., Inc. - 144A	600,000	5.000	7/1/2025	576,000
				1,136,625
DISTRIBUTION/WHOLESALE - 0.3%
H&E Equipment Services, Inc.	375,000	5.625	9/1/2025	377,813

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 96.8% (Continued)
DIVERSIFIED FINANCIAL SERVICES - 7.5%
Alliance Data Systems Corp. - 144A	$850,000	5.875%	11/1/2021	$867,000
Ally Financial, Inc.	675,000	5.125	9/30/2024	691,875
Ally Financial, Inc.	145,000	5.750	11/20/2025	150,437
Credit Acceptance Corp. ^	762,000	7.375	3/15/2023	800,100
Enova International, Inc.	69,000	9.750	6/1/2021	73,485
Enova International, Inc. - 144A	860,000	8.500	9/1/2024	918,050
goeasy Ltd. - 144A	625,000	7.875	11/1/2022	664,062
LPL Holdings, Inc. - 144A	775,000	5.750	9/15/2025	753,688
Navient Corp.	1,075,000	5.625	8/1/2033	929,875
Oxford Finance LLC - 144A	609,000	6.375	12/15/2022	622,702
Quicken Loans, Inc. - 144A ^	875,000	5.750	5/1/2025	861,875
Springleaf Finance Corp.	700,000	6.875	3/15/2025	708,750
Travelport Corporate Finance PLC - 144A	448,000	6.000	3/15/2026	459,200
				8,501,099
ELECTRIC - 0.9%
Calpine Corp. - 144A	522,000	5.250	6/1/2026	501,446
NextEra Energy Operating Partners LP - 144A	164,000	4.250	9/15/2024	158,670
NRG Yield Operating LLC	420,000	5.375	8/15/2024	423,150
				1,083,266
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
EnerSys - 144A	719,000	5.000	4/30/2023	725,291

ELECTRONICS - 1.2%
Ingram Micro, Inc.	600,000	4.950	12/15/2024	583,790
TTM Technologies, Inc. - 144A	750,000	5.625	10/1/2025	736,875
				1,320,665
ENERGY - 0.5%
Pattern Energy Group, Inc. - 144A	550,000	5.875	2/1/2024	563,750

ENGINEERING & CONSTRUCTION - 2.0%
New Enterprise Stone & Lime Co., Inc. - 144A	442,000	6.250	3/15/2026	448,630
Tutor Perini Corp. - 144A	850,000	6.875	5/1/2025	873,120
Weekley Homes LLC	950,000	6.000	2/1/2023	942,875
				2,264,625
ENTERTAINMENT - 0.9%
GLP Capital LP	550,000	5.375	4/15/2026	555,500
Live Nation Entertainment, Inc. - 144A ^	469,000	5.650	3/15/2026	469,000
				1,024,500
FOOD - 2.2%
Albertsons Companies LLC	835,000	5.750	3/15/2025	731,669
Harris Corp. - 144A	535,000	7.450	3/15/2028	609,900
JBS USA LLC - 144A	391,000	5.875	7/15/2024	380,736
JBS USA LLC - 144A	204,000	5.750	6/15/2025	192,719
Pilgrim’s Pride Corp. - 144A	605,000	5.875	9/30/2027	579,287
				2,494,311
FOREST PRODUCTS & PAPER - 0.2%
Cascades, Inc. - 144A	183,000	5.500	7/15/2022	183,000
Cascades, Inc. - 144A	102,000	5.750	7/15/2023	101,745
				284,745

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 96.8% (Continued)
HEALTHCARE-SERVICES - 3.2%
DaVita, Inc.	$600,000	5.000%	5/1/2025	$570,120
HCA, Inc.	525,000	6.500	2/15/2020	549,937
HCA, Inc.	250,000	7.500	2/15/2022	275,625
HCA, Inc.	300,000	5.250	6/15/2026	302,250
MEDNAX, Inc. - 144A	907,000	5.250	12/1/2023	902,465
Tenet Healthcare Corp. ^	525,000	6.750	6/15/2023	518,109
Tenet Healthcare Corp. - 144A ^	522,000	4.625	7/15/2024	505,740
				3,624,246
HOME BUILDERS - 1.2%
Mattamy Group Corp. - 144A ^	743,000	6.500	10/1/2025	744,857
William Lyon Homes, Inc. - 144A	575,000	6.000	9/1/2023	577,237
				1,322,094
HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet Co.	600,000	5.125	2/1/2028	570,000

INTERNET - 0.9%
Cogent Communications Group, Inc. - 144A	400,000	5.375	3/1/2022	411,500
Netflix, Inc.	563,000	5.875	2/15/2025	579,721
				991,221
IRON/STEEL - 2.2%
AK Steel Corp. ^	600,000	6.375	10/15/2025	565,134
Cleveland-Cliffs, Inc.	600,000	5.750	3/1/2025	580,878
Commercial Metals Co. - 144A	462,000	5.750	4/15/2026	463,733
United States Steel Corp.	625,000	6.875	8/15/2025	640,625
United States Steel Corp.	298,000	6.250	3/15/2026	296,510
				2,546,880
LEISURE TIME - 1.3%
Sabre GLBL, Inc. - 144A	675,000	5.375	4/15/2023	684,922
Silversea Cruise Finance Ltd. - 144A	700,000	7.250	2/1/2025	743,960
				1,428,882
LODGING - 0.7%
Wyndham Worldwide Corp.	220,000	4.150	4/1/2024	218,787
Wyndham Worldwide Corp.	565,000	4.500	4/1/2027	560,182
				778,969
MACHINERY-CONSTRUCTION & MINING - 0.4%
Terex Corp. - 144A ^	429,000	5.625	2/1/2025	427,391

MACHINERY-DIVERSIFIED - 0.9%
Apergy Corp. - 144A	273,000	6.375	5/1/2026	277,436
Cleaver-Brooks, Inc. - 144A	719,000	7.875	3/1/2023	744,165
				1,021,601
MEDIA - 9.7%
Altice Financing SA - 144A	460,000	7.500	5/15/2026	454,250
Altice Luxembourg SA - 144A	950,000	7.625	2/15/2025	859,750
Belo Corp.	626,000	7.750	6/1/2027	685,470
Block Communications, Inc. - 144A	1,148,000	6.875	2/15/2025	1,159,480
CCO Holdings LLC - 144A	275,000	5.375	5/1/2025	271,047
CCO Holdings LLC - 144A	940,000	5.000	2/1/2028	872,677

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 96.8% (Continued)
MEDIA - 9.7% (Continued)
CSC Holdings LLC	$545,000	6.750%	11/15/2021	$574,975
CSC Holdings LLC - 144A ^	595,000	5.500	4/15/2027	572,569
DISH DBS Corp.	560,000	6.750	6/1/2021	558,600
DISH DBS Corp.	300,000	7.750	7/1/2026	273,937
McGraw-Hill Global Education Holdings LLC - 144A ^	870,000	7.875	5/15/2024	812,363
SFR Group SA - 144A	1,975,000	7.375	5/1/2026	1,920,687
Sirius XM Radio, Inc. - 144A	560,000	5.375	7/15/2026	551,600
Univision Communications, Inc. - 144A	575,000	5.125	5/15/2023	547,688
UPCB Finance IV Ltd. - 144A	854,000	5.375	1/15/2025	839,055
				10,954,148
METAL FABRICATE - 1.3%
Grinding Media, Inc. - 144A	750,000	7.375	12/15/2023	794,063
Novelis Corp. - 144A	725,000	5.875	9/30/2026	721,375
				1,515,438
MINING - 1.7%
First Quantum Minerals Ltd. - 144A ^	473,000	7.250	4/1/2023	472,905
First Quantum Minerals Ltd. - 144A	321,000	6.875	3/1/2026	305,753
Freeport-McMoRan, Inc.	551,000	3.875	3/15/2023	529,649
Hudbay Minerals, Inc. - 144A	550,000	7.250	1/15/2023	576,125
				1,884,432
MISCELLANEOUS MANUFACTURING - 0.7%
Bombardier, Inc. - 144A	750,000	5.750	3/15/2022	755,625

OIL & GAS - 8.7%
Carrizo Oil & Gas, Inc. ^	600,000	6.250	4/15/2023	618,000
Continental Resources, Inc.	725,000	3.800	6/1/2024	709,594
Endeavor Energy Resources LP - 144A	500,000	5.500	1/30/2026	503,750
Hilcorp Energy I LP - 144A	1,060,000	5.000	12/1/2024	1,036,150
Lonestar Resources America, Inc. - 144A	475,000	11.250	1/1/2023	480,938
MEG Energy Corp. - 144A ^	850,000	6.375	1/30/2023	771,375
MEG Energy Corp. - 144A	250,000	6.500	1/15/2025	250,987
Newfield Exploration Co.	700,000	5.375	1/1/2026	728,875
Noble Holding International Ltd.	407,000	7.750	1/15/2024	383,597
Noble Holding International Ltd. - 144A ^	495,000	7.875	2/1/2026	499,331
Oasis Petroleum, Inc. - 144A	247,000	6.250	5/1/2026	247,000
PBF Holding Co. LLC	850,000	7.250	6/15/2025	884,000
QEP Resources, Inc.	415,000	5.625	3/1/2026	398,919
Sanchez Energy Corp. ^	386,000	6.125	1/15/2023	280,699
Shelf Drilling Holdings Ltd. - 144A	550,000	8.250	2/15/2025	560,313
Southwestern Energy Co. ^	575,000	7.500	4/1/2026	593,687
Trinidad Drilling Ltd. - 144A	925,000	6.625	2/15/2025	891,469
				9,838,684
OIL & GAS SERVICES - 2.5%
Forum Energy Technologies	605,000	6.250	10/1/2021	605,000
KCA Deutag UK Finance PLC - 144A	700,000	9.875	4/1/2022	739,375
Pioneer Energy Services	600,000	6.125	3/15/2022	540,570
USA Compression Partners LP - 144A	528,000	6.875	4/1/2026	540,540
Weatherford International Ltd. ^	425,000	9.875	2/15/2024	411,188
				2,836,673

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 96.8% (Continued)
PACKAGING & CONTAINERS - 1.9%
Crown Americas LLC - 144A	$256,000	4.750%	2/1/2026	$247,680
Crown Cork & Seal Co., Inc.	392,000	7.375	12/15/2026	438,060
Multi-Color Corp. - 144A	725,000	4.875	11/1/2025	677,875
Owens-Brockway Glass Container, Inc. - 144A	739,000	5.375	1/15/2025	739,924
				2,103,539
PHARMACEUTICALS - 2.3%
Endo Finance LLC - 144A	550,000	5.375	1/15/2023	400,813
Endo Finance LLC - 144A	225,000	6.000	2/1/2025	159,187
Valeant Pharmaceuticals International, Inc. - 144A ^	1,515,000	5.875	5/15/2023	1,397,588
Valeant Pharmaceuticals International, Inc. - 144A	575,000	7.000	3/15/2024	608,781
				2,566,369
PIPELINES - 5.8%
Antero Midstream Partners LP	600,000	5.375	9/15/2024	600,000
Cheniere Corpus Christi Holdings LLC	900,000	7.000	6/30/2024	987,759
Cheniere Energy Partners - 144A	792,000	5.250	10/1/2025	776,160
Energy Transfer Equity LP ^	620,000	4.250	3/15/2023	599,850
Genesis Energy LP	900,000	6.000	5/15/2023	884,250
Holly Energy Partners LP - 144A	585,000	6.000	8/1/2024	589,388
SemGroup Corp.	875,000	5.625	7/15/2022	850,937
SemGroup Corp.	145,000	5.625	11/15/2023	137,388
Summit Midstream Holdings LLC	675,000	5.500	8/15/2022	658,125
Tallgrass Energy Partners LP - 144A	500,000	5.500	9/15/2024	510,000
				6,593,857
REAL ESTATE - 2.0%
Greystar Real Estate Partners LLC - 144A	610,000	5.750	12/1/2025	605,425
Kennedy-Wilson, Inc.	935,000	5.875	4/1/2024	925,650
Realogy Group LLC - 144A	755,000	4.875	6/1/2023	733,520
				2,264,595
REAL ESTATE INVESTMENT TRUSTS - 5.2%
CTR Partnership LP	715,000	5.250	6/1/2025	707,850
ESH Hospitality, Inc. - 144A ^	1,050,000	5.250	5/1/2025	1,029,000
GEO Group, Inc.	600,000	5.125	4/1/2023	595,500
Iron Mountain, Inc. - 144A	680,000	4.875	9/15/2027	643,450
iStar, Inc.	250,000	6.000	4/1/2022	250,625
iStar, Inc.	733,000	5.250	9/15/2022	712,843
MPT Operating Partnership LP	769,000	5.000	10/15/2027	730,550
Sabra Health Care LP	275,000	5.125	8/15/2026	260,985
Starwood Property Trust, Inc. - 144A	1,000,000	4.750	3/15/2025	965,000
				5,895,803
RETAIL - 2.9%
Asbury Automotive Group, Inc.	448,000	6.000	12/15/2024	449,120
Brinker International, Inc. - 144A	568,000	5.000	10/1/2024	558,060
Conn’s, Inc.	584,000	7.250	7/15/2022	580,905
FirstCash, Inc. - 144A ^	350,000	5.375	6/1/2024	357,000
Golden Nugget, Inc. - 144A	450,000	8.750	10/1/2025	471,375
Staples, Inc. - 144A	980,000	8.500	9/15/2025	918,750
				3,335,210
SEMICONDUCTORS - 0.4%
Sensata Technologies BV - 144A	434,000	4.875	10/15/2023	439,154

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2018

	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BONDS & NOTES - 96.8% (Continued)
SOFTWARE - 1.1%
BMC Software Finance, Inc. - 144A	$405,000	8.125%		7/15/2021	$406,013
Donnelley Financial Solutions, Inc.	770,000	8.250		10/15/2024	818,125
					1,224,138
TELECOMMUNICATIONS - 8.4%
C&W Senior Financing Designated Activity Co. - 144A	433,000	6.875		9/15/2027	430,186
CenturyLink, Inc.	571,000	5.800		3/15/2022	571,000
CenturyLink, Inc. ^	550,000	6.750		12/1/2023	548,625
EMBARQ Corp.	600,000	7.995		6/1/2036	572,928
Frontier Communications Corp.	915,000	9.000		8/15/2031	565,012
Hughes Satellite Systems Corp.	870,000	6.625		8/1/2026	865,650
Inmarsat Finance PLC - 144A	945,000	6.500		10/1/2024	928,462
Intelsat Jackson Holdings SA	800,000	5.500		8/1/2023	674,000
Plantronics, Inc. - 144A	424,000	5.500		5/31/2023	425,060
Sprint Corp.	1,065,000	7.250		9/15/2021	1,132,894
Sprint Corp. ^	2,090,000	7.875		9/15/2023	2,246,750
United States Cellular Corp.	510,000	6.700		12/15/2033	539,325
					9,499,892

TOTAL BONDS & NOTES (Cost - $111,480,597)					109,614,136

		Interest
Security	Shares	Rate			Value
SHORT-TERM INVESTMENT - 3.1%
MONEY MARKET FUND - 3.1%
First American Government Obligations Fund - Class Z	3,463,135	1.54	% +		$3,463,135
TOTAL SHORT-TERM INVESTMENT (Cost - $3,463,135)

COLLATERAL FOR SECURITIES LOANED - 16.9%
Mount Vernon Prime Portfolio (Cost - $19,155,280)	19,155,280	2.00	% +		19,155,280

TOTAL INVESTMENTS - 116.8% (Cost - $134,099,012)					$132,232,551
LIABILITIES IN EXCESS OF OTHER ASSETS - (16.8)%					(18,998,584)
NET ASSETS - 100.0%					$113,233,967

^	All or a portion of these securities are on loan. Total loaned securities had a value of $18,770,456 at April 30, 2018.

+	Variable rate security. Interest rate is as of April 30, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2018 the total market value of 144A securities is $64,600,640 or 57.05% of net assets.

LLC - Limited Liability Corporation

LP - Limited Partnership

Portfolio Composition ** - (Unaudited)
B1	17.8%	Ba1	4.5%
Collateral For Securities Loaned	14.5%	Short-Term Investment	2.6%
B2	13.2%	Baa3	2.1%
B3	13.2%	Caa2	1.8%
Ba3	12.7%	Caa3	0.6%
Ba2	8.3%	Other	0.6%
Caa1	8.1%	Total	100.0%

**	Based on total value of investments as of April 30, 2018. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Dividend Fund (Unaudited)
Message from the Sub-Adviser (Sungarden Fund Management, LLC)

The first half of the fiscal year was bifurcated into two polar environments. While the first fiscal quarter’s market environment was highly positive, led by the performance of growth-oriented stocks, the second fiscal quarter’s environment provided a stark contrast. U.S. stocks in general, as measured by the S&P 500 Index, returned 10.2 percent during the first fiscal quarter, but reversed course to decline 5.8 percent in the second fiscal quarter. When considering a broad group of dividend-paying stocks, as measured by the Dow Jones U.S. Select Dividend Index, the first fiscal quarter’s 7.1 percent return was met with a 3.4 percent decline in the second fiscal quarter. This most recent fiscal quarter’s performance brought the six-month period’s return for U.S. stocks and dividend-paying stocks within 0.3 percent of each other. A blend of equities and bonds, as measured by the Dow Jones Moderately Conservative Index, declined 2.2 percent during the second fiscal quarter, which resulted in a six-month return that lagged both dividend paying stock and U.S. stocks, in general.

The Sub-Adviser’s strategy primarily focuses on dividend-paying stocks and seeks to preserve capital. As of the end of the six-month period, the highest individual stock exposures were within the consumer discretionary, information technology, and real estate sectors. While the consumer discretionary sector was the strongest performer within the S&P 500 Index in the first fiscal quarter, it declined 3.5 percent in the second fiscal quarter. However, this was not enough to erase the 17.6 percent surge in the first fiscal quarter, leaving the six-month return at a robust 12.8 percent gain. The information technology sector experienced a moderate decline of 3.7 percent during the second fiscal quarter, which erased nearly half of the 8.9 percent return in the first fiscal quarter. The real estate sector declined 3.8 percent in the second fiscal quarter after returning a relatively flat 0.5 percent in the first fiscal quarter. Six-month performance for the information technology and real estate sectors settled at a positive 4.8 percent return for information technology and a negative 3.3 percent return for real estate. Although the financial services and utilities sectors have historically represented a high percentage of the market’s dividend payers, these sectors combined comprised less than 10 percent of the Fund’s stock holdings. Having less individual stock exposure to these sectors produced mixed results, as the financial services sector decreased 7.3 percent during the second fiscal quarter and the utilities sector increased 1.9 percent. During the six-month period, financial services boasted a 4.1 percent return, while utilities suffered a 4.8 percent overall decline.

Within the consumer discretionary sector, the Fund held three stocks consistently since the start of the fiscal year. This included the U.S. auto manufacturer, General Motors Co. (GM) (holding weight*: 1.98 percent), the casino owner/operator, Las Vegas Sands Corp. (LVS) (holding weight*: 2.05 percent), and the navigation device company, Garmin Ltd. (GRMN) (holding weight*: 1.99 percent). During the most recent three months, all three stocks experienced significant declines, as GM plummeted 12.5 percent, while LVS and GRMN dropped 4.4 percent and 6.0 percent, respectively. The Sub-Adviser also purchased put options on each of these holdings during the period, in-line with its hedging process and generally providing some support during the days and weeks with dramatic downturns. As some of these holdings experienced significant gains in the first fiscal quarter, the returns across the six-month period showed GM down 12.9 percent, but LVS and GRMN up 18.1 percent and 5.4 percent, respectively.

As the utilities sector generally lagged during the six-month period, the Fund continued to hold Entergy Corp. (ETR) (holding weight*: 3.05 percent), an integrated utility holding company. During the six-month period, ETR declined 3.3 percent, outpacing the utilities sector as a whole by 1.5 percent. Within the information technology and real estate sectors, the Fund held one of the largest computer chip companies, Intel Corp. (INTC) (holding weight*: 1.98 percent), and one of the largest self-storage companies, Public Storage (PSA) (holding weight*: 1.02 percent). During the second fiscal quarter, INTC and PSA increased 8.0 percent and 4.1 percent, respectively. This recent positive performance not only provided positive absolute performance amidst the sea of negative returns, but also helped to boost the six-month returns for INTC to 14.9 percent and recovered most of PSA’s first fiscal quarter decline, ending down only 0.7 percent.

The Sub-Adviser also implements opportunistic and hedging positions that include call and put options on ETFs and indices, long ETFs, and inverse ETFs. During the six-month period, each of these sub-strategies provided mixed results. The two ETFs held consistently since the beginning of the fiscal year were the Global SuperDividend US ETF (DIV) (holding weight*: 5.15 percent) and the iShares International Select Dividend ETF (IDV) (holding weight*: 4.09 percent). Although the performance varied greatly between the two dividend-stock focused products in the first fiscal quarter, both ETFs showed results within a tighter band in the second fiscal quarter. During the six-month period, DIV barely managed to stay positive, increasing 0.7 percent, while IDV rose 3.7 percent. Throughout the six-month period, the Sub-Adviser continued to trade positions in put options, holding close to 2 percent in put options at the end of the fiscal period. This positioning was in-line with the Sub-Adviser’s overall view of current risks within the equity markets.

The Sub-Adviser believes that market volatility will remain elevated with increased risks to the downside. The Sub-Adviser continues to believe that the market is in the final stages of a long equity and bond bull market. The Sub-Adviser uses fundamental and technical analysis, along with a proprietary market cycle gauge called the Investment Climate Indicator (ICI) to identify opportunities. In “weather” terms, the Sub-Adviser believes the market environment has been “stormy.” Per its proprietary ICI, stormy means the Sub-Adviser believes that equities are in a bear market with meaningful declines and only temporary periods of relief.

*	Holdings percentage(s) as of 4/30/2018.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized Since
	Six Months	One Year	Inception (8/31/2016)
Class N	3.52%	1.06%	1.26%
Class C	2.98%	0.00%	0.27%
Class A with load of 5.75%	(2.55)%	(5.02)%	(2.45)%
Class A without load	3.42%	0.81%	1.08%
Dow Jones Moderately Conservative Portfolio Index	1.54%	6.06%	4.94%
Morningstar Long/Short Equity Category	1.44%	5.79%	6.79%

The Dow Jones Moderately Conservative Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index risk level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

The Morningstar Long/Short Equity Category is generally representative of long/short portfolios that hold at least 75% of their assets in equity securities that are both long and short positions and their related derivatives.

As disclosed in the Trust’s latest registration statement as supplemented,, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.39% for Class N, 2.39% for Class C and 1.64% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Dividend Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 55.9%
AIRLINES - 1.0%
Alaska Air Group, Inc.	9,800	$636,314

APPAREL - 2.1%
Hanesbrands, Inc. ^	73,400	1,355,698

AUTO MANUFACTURERS - 2.0%
General Motors Co.	33,800	1,241,812

CHEMICALS - 2.0%
LyondellBasell Industries NV	12,200	1,289,906

COMMERCIAL SERVICES - 0.7%
Macquarie Infrastructure Corp. ^	12,000	454,800

COMPUTERS - 1.8%
International Business Machines Corp.	8,100	1,174,176

ELECTRIC - 5.0%
Duke Energy Corp. ^	16,400	1,314,624
Entergy Corp.	23,400	1,909,206
		3,223,830
ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%
Emerson Electric Co.	17,600	1,168,816

ELECTRONICS - 2.0%
Garmin Ltd. ^	21,200	1,243,804

FOOD - 2.8%
General Mills, Inc.	27,500	1,202,850
Kroger Co.	24,000	604,560
		1,807,410
GAS - 1.0%
National Grid PLC - ADR	11,000	639,980

IRON/STEEL - 0.4%
United States Steel Corp. ^	8,000	270,640

LEISURE PRODUCTS - 0.8%
Polaris Industries, Inc. ^	5,000	524,100

LODGING - 2.0%
Las Vegas Sands Corp.	17,500	1,283,275

MINING - 2.1%
Compass Minerals International, Inc. ^	20,200	1,359,460

OIL & GAS - 5.1%
Chevron Corp.	10,900	1,363,699
ConocoPhillips	10,000	655,000
Exxon Mobil Corp.	16,200	1,259,550
		3,278,249
PHARMACEUTICALS - 4.2%
AbbVie, Inc.	13,500	1,303,425
CVS Health Corp.	20,100	1,403,583
		2,707,008

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Dividend Fund (Continued)
April 30, 2018

Security					Shares	Value
COMMON STOCKS - 55.9% (Continued)
REAL ESTATE INVESTMENT TRUSTS - 7.6%
Gaming and Leisure Properties, Inc. ^					10,000	$342,700
Host Hotels & Resorts, Inc.					67,000	1,310,520
Iron Mountain, Inc. ^					9,000	305,460
Public Storage ^					6,400	1,291,392
Simon Property Group, Inc. ^					8,400	1,313,256
WP Carey, Inc.					5,000	319,250
						4,882,578
RETAIL - 1.0%
Walmart, Inc.					7,000	619,220

SEMICONDUCTORS - 2.0%
Intel Corp.					24,000	1,238,880

TELECOMMUNICATIONS - 5.9%
AT&T, Inc. ^					35,900	1,173,930
Cisco Systems, Inc. ^					28,000	1,240,120
Verizon Communications, Inc.					27,100	1,337,385
						3,751,435
TRANSPORTATION - 2.1%
United Parcel Service, Inc.					11,600	1,316,600

WATER - 0.5%
American Water Works Co., Inc. ^					4,000	346,320

TOTAL COMMON STOCKS (Cost - $34,378,684)						35,814,311

EXCHANGE TRADED FUNDS - 16.0%
EQUITY EXCHANGE TRADED FUNDS - 16.0%
Global SuperDividend US ETF					130,832	3,221,084
Global X MLP ETF					148,000	1,342,360
iShares International Select Dividend ETF					75,200	2,557,552
iShares MSCI India ETF					36,000	1,258,200
PowerShares S&P 500 High Dividend Low Volatility ^					48,000	1,900,320
TOTAL EXCHANGE TRADED FUNDS (Cost - $10,032,879)						10,279,516

	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS * - 3.0%
PURCHASED PUT OPTIONS * - 1.8%
AbbVie, Inc.	Pershing	120	$1,158,600	$90.00	5/18/2018	$5,400
AT&T, Inc.	Pershing	180	588,600	34.00	6/15/2018	29,700
Cisco Systems, Inc.	Pershing	200	885,800	40.00	5/18/2018	3,400
Emerson Electric Co.	Pershing	120	796,920	65.00	5/18/2018	13,800
Garmin Ltd.	Pershing	100	586,700	55.00	5/18/2018	5,800
General Motors Co.	Pershing	200	734,800	37.00	5/18/2018	13,800
Intel Corp.	Pershing	180	923,760	47.00	5/18/2018	3,420
iShares 20+ Year Treasury Bond ETF	Pershing	1,500	17,826,000	118.00	5/18/2018	85,500
iShares 7-10 Year Treasury Bond Fund	Pershing	500	5,075,500	101.00	5/18/2018	8,000
iShares 7-10 Year Treasury Bond Fund	Pershing	200	2,030,200	100.00	6/15/2018	3,000
Las Vegas Sands Corp.	Pershing	140	1,026,620	70.00	5/18/2018	5,320
LyondellBasell Industries NV	Pershing	100	1,057,300	100.00	5/18/2018	4,000
S&P 500 Index	Pershing	50	13,240,250	600.00	5/18/2018	84,500
S&P 500 Index	Pershing	250	66,201,250	600.00	6/15/2018	881,250
Verizon Communications, Inc.	Pershing	130	641,550	44.00	6/15/2018	1,170
TOTAL PURCHASED PUT OPTIONS (Cost - $1,939,881)						1,148,060

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Alternative Dividend Fund (Continued)
April 30, 2018

Security	Counterparty	Contracts**	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS * - 3.0% (Continued)
PURCHASED CALL OPTIONS * - 1.2%
Albemarle Corp.	Pershing	100	$969,600	$95.00	6/15/2018	$63,000
AT&T, Inc.	Pershing	200	654,000	34.00	6/15/2018	10,200
Cameco Corp.	Pershing	500	526,500	11.00	6/15/2018	15,000
Cameco Corp.	Pershing	1,000	1,053,000	12.00	6/15/2018	7,500
Enbridge, Inc.	Pershing	800	2,421,600	35.00	5/18/2018	2,000
Exxon Mobil Corp.	Pershing	200	1,555,000	77.50	6/15/2018	35,200
General Electric Co.	Pershing	1,000	1,407,000	17.00	9/21/2018	18,000
Interpublic Group of Cos., Inc.	Pershing	250	589,750	24.00	5/18/2018	9,500
iShares 20+ Year Treasury Bond	Pershing	1,200	14,260,800	120.00	5/18/2018	64,800
iShares 20+ Year Treasury Bond	Pershing	300	3,565,200	122.00	5/18/2018	3,300
iShares 20+ Year Treasury Bond	Pershing	300	3,565,200	122.00	6/15/2018	13,500
iShares U.S. Home Construction ETF	Pershing	250	960,750	42.00	5/18/2018	1,250
iShares U.S. Real Estate ETF	Pershing	125	945,500	76.00	6/15/2018	16,125
iShares U.S. Real Estate ETF	Pershing	200	1,512,800	77.00	6/15/2018	15,200
L Brands, Inc.	Pershing	200	698,200	40.00	5/18/2018	2,000
Macquarie Infrastructure	Pershing	400	1,516,000	40.00	7/20/2018	36,000
PowerShares QQQ Trust Series 1	Pershing	400	6,437,600	165.00	5/18/2018	41,200
S&P 500 Index	Pershing	50	13,240,250	675.00	5/18/2018	89,000
S&P 500 Index	Pershing	100	26,480,500	700.00	6/15/2018	251,000
Ulta Beauty, Inc.	Pershing	40	1,003,640	245.00	6/15/2018	62,600
United States Steel Corp.	Pershing	300	1,014,900	40.00	6/15/2018	14,100
Utilities Select Sector SPDR Fund	Pershing	200	1,031,200	52.00	6/15/2018	15,200
Utilities Select Sector SPDR Fund	Pershing	300	1,546,800	53.00	6/15/2018	11,400
TOTAL PURCHASED CALL OPTIONS (Cost - $1,616,563)						797,075
TOTAL PURCHASED OPTIONS (Cost - $3,556,444)						1,945,135

					Interest
Security				Shares	Rate	Value
SHORT-TERM INVESTMENT - 22.7%
MONEY MARKET FUND - 22.7%
Invesco Short-Term Investments Trust Treasury Portfolio - Institutional Class				14,531,976	1.62% +	14,531,976
TOTAL SHORT-TERM INVESTMENT (Cost - $14,531,976)

COLLATERAL FOR SECURITIES LOANED - 16.8%
Mount Vernon Prime Portfolio (Cost - $10,786,692)				10,786,692	2.00% +	10,786,692

TOTAL INVESTMENTS - 114.4% (Cost - $73,286,675)
LIABILITIES IN EXCESS OF OTHER ASSETS - (14.4)%						$73,357,630
NET ASSETS - 100.0%						(9,240,138)
						$64,117,492
*	Non-Income producing security.

**	Each Purchased Put Option and Call Option contract allows the Fund to sell/buy 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of April 30, 2018

^	All of a portion of these securities are on loan. Total loaned securities had a value of $10,501,784 at April 30, 2018.

ADR - American Depositary Receipt.

PLC - Public Limited Company

ETF - Exchange Traded Fund

Portfolio Composition * - (Unaudited)
Short-Term Investment	19.8%	Communications	5.1%
Collateral for Securities Loaned	14.7%	Industrial	5.1%
Exchange Traded Funds	14.0%	Energy	4.5%
Consumer, Cyclical	7.7%	Basic Materials	4.0%
Consumer, Non-cyclical	6.8%	Technology	3.3%
Financial	6.7%	Purchased Options	2.6%
Utilities	5.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Allianz Global Investors)

Similar to other broad asset classes, foreign bonds, as measured by the Bloomberg Barclays Global Aggregate ex-US Index, experienced a disjointed six-month period to mark the first half of the 2018 fiscal year. After surging 5.5 percent in the first three months of the fiscal year, foreign bonds fell 1.7 percent through the end of the six-month period. During the six-month period ended April 30, 2018, foreign bonds rose 3.7 percent. While increasing interest rates had a small impact on foreign bond performance, variations during the six-month period were primarily explained by significant shifts in the relative value of the U.S. dollar to other major currencies. During the six-month period, the U.S. dollar fell 2.9 percent when measured against a basket of major world currencies, as measured by the Bloomberg Dollar Spot Index. The U.S. dollar dropped 5.4 percent the first fiscal quarter and subsequently rose 2.4 percent in the second fiscal quarter. As these percentage shifts in the dollar are measured relative to a weighted basket of foreign currencies, the experience versus each individual currency varied widely during the six-month period.

As the world’s second largest bond issuer, Japan’s debt market and the Yen are significant to foreign bond performance. During the six-month period, Japan’s 2.1% government bond maturing in December 2027 (B2B35B7) (holding weight*: 2.60 percent) declined 0.1 percent when priced in local currency. This relatively flat return in local currency was dramatically different when converted to U.S. dollars. When measured over a six-month period, the Yen’s 3.9 percent appreciation versus the U.S. dollar resulted in these 10-year bonds appreciating more than 3 percent in U.S. dollar terms. One of the strongest performers in the Fund during the primarily negative second fiscal quarter was the Japan 30-year bond (BD8CPW5) (holding weight*: 1.21 percent), which increased 1.9 percent when measured in Yen and increased 1.7 percent after converting to U.S. dollars. Over the six-month period, the Japan 30-year bonds increased 3.3 percent when measured in Yen. The Bank of Japan continued to promote highly accommodative fiscal policy in a prolonged effort to jumpstart the Japanese economy. Japan’s central bank reiterated its stance of maintaining a negative 0.1 percent short-term interest rate as well as removed the timeframe that it expected the accommodative policy to achieve its 2 percent inflation target.

The second largest single country represented in the Fund during the six-month period was the United Kingdom. Unlike its holdings in Japan, where the Sub-Adviser primarily invests in long-term government bonds, the Fund’s allocation to the United Kingdom continued to be spread across both government bonds and local corporate bonds. For example, the Fund held the United Kingdom Treasury 3.25% bond maturing in 2044 (B84Z9V0) (holding weight*: 1.27 percent), as well as the Nationwide Building Society’s 5.625% bond maturing in 2019 (B40MS76) (holding weight*: 0.42 percent). During the six-month period, the United Kingdom Treasury increased 2.7 percent, while the Nationwide Building Society’s bonds increased 0.3 percent. However, the 3.6 percent gain in the British Pound versus the U.S. dollar meaningfully increased the gains on the United Kingdom Treasury and Nationwide Building Society bond. Most of this gain in the relative value of the British Pound was due to the 6.8 percent leap versus the U.S. dollar during the first fiscal quarter.

Across the English Channel, the European mainland’s countries continued to represent the vast majority of the remainder of the Fund’s holdings. BMW Finance NV, the Netherlands-based financing arm of the well-known German automaker, saw its 0.75% bonds maturing in 2024 (BZB12C2) (holding weight*: 1.39 percent) experience a 1.5 percent decline during the six-month period. The Fund’s largest holding in France continued to be Air Liquide Finance 0.75% maturing in 2024 (BZBYZT9) (holding weight*:1.74 percent). During the six-month period, the bonds of the natural gas financing arm saw a 1.1 percent decline in local currency terms. Germany provided similar performance to the Fund in local currency terms, as the German Bunds, Bundesrepublik Deutschland 0.25% maturing in 2027 (BYW2H66) (holding weight*: 1.66 percent), declined 1.1 percent during the same time period. Conversely, Spain helped to buck the trend in Europe, as the Spanish government bond, Bonos y Obligaciones del Estado 3.8% maturing in 2024 (BJ7BSG0) (holding weight*: 1.24 percent), returned more than 1.2 percent. During the six-month period, the Euro’s 3.7 percent gain versus the U.S. dollar was enough to turn each of the aforementioned losses into contributors to the Fund’s absolute performance.

While emerging markets fundamentals generally continued to see improvement, the Sub-Adviser has remained selective in the Fund’s exposure to the debt, especially in countries most exposed to the significant swings in commodity prices. This exposure to developing market debt generally does not involve the same local currency risk as the developed nations. Many emerging markets country issuers offer their debt in either euros or U.S. dollars, reducing the need for foreign investors to hedge their historically volatile currencies. For example, the Fund held U.S. dollar-denominated Russian Federation 4.25% bonds maturing in 2027 (BF1XJY9) (holding weight*: 0.56 percent). During the six-month period, the Russian Federation bonds detracted 2.1 percent. The Fund also held the Euro-denominated Argentina 5.25% bonds maturing in 2028 (BDFC3Q8) (holding weight*: 0.34 percent), which fell 1.4 percent during the six-month period. Since the 10-year Argentina bonds were priced in Euros, the 3.7 percent increase in the Euro reversed the absolute effect of the bonds.

The Sub-Adviser’s investment process relies on macroeconomic factors and as such, its economic outlook provides direction for the Fund’s allocation and positioning. The Sub-Adviser believes that as the U.S. continues to gradually increase interest rates domestically, foreign central banks should feel less pressure to maintain their own accommodative policies. In addition, the Sub-Adviser believes that the U.S. dollar’s most recent rally may not hold as the euro-zone and emerging market economies continue to show improving fundamentals and signs that support strengthening currencies versus the U.S. dollar. In regard to default rates, the Sub-Adviser believes that a slight increase may occur, but even a moderate increase would still be well-below long-term average default rates. Therefore, the Sub-Adviser remains optimistic about the strength of foreign economies, but believes that prudent country and security selection will remain imperative.

*	Holdings percentage(s) as of 4/30/2018.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized Since
	Six Months	One Year	Three Year	Inception (11/1/13)
Class N	2.69%	6.23%	1.84%	(0.56)%
Class C	2.32%	5.45%	1.07%	(1.31)%
Class A with load of 4.50%	(2.05)%	1.18%	0.07%	(1.79)%
Class A without load	2.60%	5.92%	1.61%	(0.79)%
Barclays Global ex-US Aggregate Bond Index Unhedged	3.70%	7.68%	3.09%	0.53%
Morningstar World Bond Category	1.00%	3.68%	2.07%	1.67%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class N, 2.29% for Class C and 1.79% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2018

		Principal				Maturity
Security	Variable Rate	Amount		Interest Rate %		Date	Value
CORPORATE BONDS & NOTES - 43.8%
AGRICULTURE - 0.7%
BAT International Finance PLC		200,000	EUR	0.8750		10/13/2023	$239,771

APPAREL - 1.6%
LVMH Moet Hennessy Louis Vuitton SE		450,000	EUR	0.3750		5/26/2022	545,459

AUTO MANUFACTURERS - 2.1%
BMW Finance NV		400,000	EUR	0.7500		4/15/2024	484,650
FCE Bank PLC		200,000	EUR	1.8750		6/24/2021	252,977
							737,627
BANKS - 16.0%
ABN AMRO Bank NV		200,000	EUR	6.3750		4/27/2021	283,296
Banco de Sabadell SA		300,000	EUR	0.6250		11/3/2020	369,051
BPCE SA		100,000	EUR	4.6250		7/18/2023	142,072
CaixaBank SA		400,000	EUR	0.6250		11/12/2020	492,108
Commonwealth Bank of Australia	Euro 5 Year Swap Rate + 1.75%	200,000	EUR	2.0000	+	4/22/2027	250,452
Credit Agricole SA/London		200,000	EUR	1.8750		12/20/2026	248,499
Credit Suisse Group Funding Guernsey Ltd.		200,000	EUR	1.2500		4/14/2022	247,109
Danske Bank A/S		350,000	EUR	0.5000		5/6/2021	427,635
HSBC Holdings PLC		200,000	EUR	6.0000		6/10/2019	257,556
ING Bank NV	Euro 5 Year Swap Rate + 2.25%	200,000	EUR	3.6250	+	2/25/2026	261,959
Intesa Sanpaolo SpA		100,000	EUR	3.9280		9/15/2026	131,103
KBC Group NV	Euro 5 Year Swap Rate + 1.98%	200,000	EUR	2.3750	+	11/25/2024	249,917
Lloyds Bank PLC		200,000	EUR	6.5000		3/24/2020	270,236
National Australia Bank Ltd.		150,000	GBP	5.1250		12/9/2021	231,959
Nordea Bank AB	Euro 5 Year Swap Rate + 1.25%	200,000	EUR	1.0000	+	9/7/2026	243,189
Santander UK PLC		100,000	EUR	2.0000		1/14/2019	122,745
Societe Generale SA		100,000	EUR	0.7500		5/26/2023	121,881
Sumitomo Mitsui Financial Group, Inc.	3M Libor + 0.74%	250,000	USD	3.0928	+	1/17/2023	250,923
UBS Group Funding Switzerland AG		200,000	EUR	1.2500		9/1/2026	237,531
Westpac Banking Corp.		650,000	EUR	0.3750		3/5/2023	776,305
							5,615,526
BEVERAGES - 2.8%
Anheuser-Busch InBev SA/NV		300,000	EUR	0.8750		3/17/2022	370,833
Anheuser-Busch InBev SA/NV		70,000	EUR	2.7500		3/17/2036	90,277
Heineken NV		200,000	EUR	3.5000		3/19/2024	279,544
Pernod Richard SA		200,000	EUR	1.5000		5/18/2026	248,191
							988,845
BUILDING MATERIALS - 0.6%
HeidelbergCement AG		150,000	EUR	2.2500		6/3/2024	193,162

CHEMICALS - 2.3%
Air Liquide Finance SA		500,000	EUR	0.7500		6/13/2024	608,605
Linde Finance BV		150,000	EUR	3.1250		12/12/2018	185,005
							793,610
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Cabot Financial Luxembourg SA		100,000	GBP	6.5000		4/1/2021	140,079

ELECTRIC - 3.4%
Enel Finance International NV		200,000	EUR	1.9660		1/27/2025	255,753
Engie SA		300,000	EUR	2.3750		5/19/2026	397,485
Iberdrola Finanzas SAU		200,000	EUR	1.0000		3/7/2025	241,960
Innogy Finance BV		250,000	EUR	1.0000		4/13/2025	301,924
							1,197,122
ENGINEERING & CONSTRUCTION - 2.1%
ABB Finance BV		450,000	EUR	2.6250		3/26/2019	557,477
Heathrow Funding Ltd.		100,000	GBP	7.1250		2/14/2024	171,140
							728,617
FOOD - 0.7%
Danone SA		200,000	EUR	0.7090		11/3/2024	239,574

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2018

		Principal				Maturity
Security	Variable Rate	Amount		Interest Rate %		Date	Value
CORPORATE BONDS & NOTES - 43.8% (Continued)
HEALTHCARE PRODUCTS - 0.4%
	3M Euro Libor + 3.75%
Limacorporate SpA		100,000	EUR	3.7500	+	8/15/2023	$122,783

INSURANCE - 2.3%
Great-West Lifeco, Inc.		300,000	EUR	2.5000		4/18/2023	395,305
Willow No 2 Ireland PLC for Zurich Insurance Co., Ltd.		300,000	EUR	3.3750		6/27/2022	405,690
							800,995
IRON / STEEL - 0.3%
BlueScope Steel Finance Ltd. / BlueScope Steel Finance USA LLC - 144A		100,000	USD	6.5000		5/15/2021	103,500

MINING - 1.1%
Anglo American Capital PLC		200,000	EUR	3.2500		4/3/2023	266,363
Glencore Finance Europe SA		100,000	EUR	1.6250		1/18/2022	124,751
							391,114
OIL & GAS - 2.8%
BG Energy Capital PLC		350,000	EUR	1.2500		11/21/2022	438,255
BP Capital Markets PLC		350,000	EUR	0.8300		9/19/2024	421,357
Petrobras Global Finance BV		100,000	EUR	5.8750		3/7/2022	139,528
							999,140
PACKAGING & CONTAINERS - 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.		100,000	EUR	2.7500		3/15/2024	122,792

REAL ESTATE - 0.7%
DEMIRE Deutsche Mittelstand Real Estate AG		100,000	EUR	2.8750		7/15/2022	123,716
Westfield America Management Ltd.		100,000	GBP	2.1250		3/30/2025	136,531
							260,247
SAVINGS & LOANS - 1.6%
Nationwide Building Society		350,000	EUR	1.6250		4/3/2019	430,261
Nationwide Building Society		100,000	GBP	5.6250		9/9/2019	146,081
							576,342
TELECOMMUNICATIONS - 1.6%
Deutsche Telekom International Finance BV		250,000	EUR	0.6250		4/3/2023	302,239
Telecom Italia SpA/Milano		50,000	GBP	6.3750		6/24/2019	72,671
Telecom Italia SpA/Milano		150,000	EUR	2.5000		7/19/2023	190,679
							565,589

TOTAL CORPORATE BONDS & NOTES (Cost - $14,588,941)							15,361,894

FOREIGN GOVERNMENT BONDS - 53.4%
Argentine Republic Government International Bond		100,000	EUR	5.2500		1/15/2028	117,800
Bundesrepublik Deutschland Bundesanleihe		489,000	EUR	0.2500		2/15/2027	581,648
Bundesrepublik Deutschland Bundesanleihe		470,000	EUR	4.7500		7/4/2034	897,492
Bundesrepublik Deutschland Bundesanleihe		60,000	EUR	2.5000		7/4/2044	94,146
Canadian Government Bond		160,000	CAD	5.0000		6/1/2037	173,315
Canadian Government Bond		280,000	CAD	3.5000		12/1/2045	266,766
Denmark Government Bond		2,420,000	DKK	3.0000		11/15/2021	438,577
French Republic Government Bond OAT		70,000	EUR	4.7500		4/25/2035	131,310
French Republic Government Bond OAT		190,000	EUR	4.5000		4/25/2041	369,547
Indonesia Government International Bond - 144A		100,000	EUR	2.1500		7/18/2024	125,307
Ireland Government Bond		130,000	EUR	5.4000		3/13/2025	209,348
Italy Buoni Poliennali Del Tesoro		180,000	EUR	4.2500		9/1/2019	230,826
Italy Buoni Poliennali Del Tesoro		120,000	EUR	5.5000		11/1/2022	177,059
Italy Buoni Poliennali Del Tesoro		410,000	EUR	4.5000		3/1/2024	595,813
Italy Buoni Poliennali Del Tesoro		480,000	EUR	3.7500		9/1/2024	675,675
Italy Buoni Poliennali Del Tesoro		230,000	EUR	2.0500		8/1/2027	286,485
Italy Buoni Poliennali Del Tesoro		270,000	EUR	5.0000		9/1/2040	452,730

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2018

		Principal				Maturity
Security	Variable Rate	Amount		Interest Rate %		Date	Value
FOREIGN GOVERNMENT BONDS - 53.4% (Continued)
Japan Government Ten Year Bond		50,950,000	JPY	0.8000		9/20/2022	$484,177
Japan Government Thirty Year Bond		52,750,000	JPY	1.5000		3/20/2045	577,328
Japan Government Thirty Year Bond		48,950,000	JPY	0.5000		9/20/2046	422,351
Japan Government Twenty Year Bond		224,150,000	JPY	1.9000		9/20/2023	2,267,628
Japan Government Twenty Year Bond		83,100,000	JPY	2.1000		12/20/2027	909,585
Japan Government Twenty Year Bond		68,900,000	JPY	1.7000		9/20/2033	761,103
Kingdom of Belgium Government Bond		130,000	EUR	4.2500		9/28/2022	187,264
Kingdom of Belgium Government Bond - 144A		130,000	EUR	5.0000		3/28/2035	249,111
Malaysia Government Bond		220,000	MYR	4.1810		7/15/2024	56,353
Malaysia Government Bond		480,000	MYR	3.9000		11/30/2026	120,133
Mexican Bonos		3,270,000	MXN	5.7500		3/5/2026	157,085
Portugal Obrigacoes do Tesouro OT - 144A		100,000	EUR	4.1250		4/14/2027	147,418
Province of Ontario Canada		280,000	CAD	2.4000		6/2/2026	211,166
Republic of Austria Government Bond - 144A		270,000	EUR	1.2000		10/20/2025	344,708
Republic of Poland Government Bond		360,000	PLN	5.7500		9/23/2022	117,812
Russian Foreign Bond - Eurobond - 144A		200,000	USD	4.2500		6/23/2027	195,598
Spain Government Bond - 144A		420,000	EUR	4.1000		7/30/2018	513,085
Spain Government Bond - 144A		600,000	EUR	4.0000		4/30/2020	787,111
Spain Government Bond - 144A		100,000	EUR	5.4000		1/31/2023	150,266
Spain Government Bond - 144A		300,000	EUR	4.4000		10/31/2023	440,996
Spain Government Bond - 144A		300,000	EUR	3.8000		4/30/2024	431,966
Spain Government Bond - 144A		210,000	EUR	1.9500		4/30/2026	272,692
Spain Government Bond - 144A		90,000	EUR	1.4500		10/31/2027	111,156
Spain Government Bond - 144A		80,000	EUR	2.3500		7/30/2033	103,926
Spain Government Bond - 144A		160,000	EUR	4.2000		1/31/2037	262,854
Sweden Government Bond		770,000	SEK	4.2500		3/12/2019	91,929
Swiss Confederation Government Bond		480,000	CHF	4.0000		2/11/2023	589,393
United Kingdom Gilt		250,000	GBP	2.7500		9/7/2024	377,685
United Kingdom Gilt		290,000	GBP	4.2500		6/7/2032	528,054
United Kingdom Gilt		185,000	GBP	4.5000		12/7/2042	389,497
United Kingdom Gilt		250,000	GBP	3.2500		1/22/2044	443,262
United Kingdom Gilt		70,000	GBP	4.2500		12/7/2055	164,676
United Kingdom Gilt		20,000	GBP	4.0000		1/22/2060	47,072
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $18,245,261)							18,738,284

WHOLE LOAN COLLATERAL - 0.5%
	3M Euro Libor + 0.16%
Bankinter 10 FTA		98,236	EUR	0.0000	+	6/21/2043	118,525
Fondo de Titulizacion de Activos Santander Hipotecario 2	3M Euro Libor + 0.15%
		44,251	EUR	0.0000	+	1/18/2049	53,054
Silverstone Master Issuer PLC - 144A	3M British Pound Libor + 0.37%	20,001	GBP	1.1211	+	1/21/2070	27,573
TOTAL WHOLE LOAN COLLATERAL (Cost - $181,416)							199,152

		Shares
SHORT - TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
Fidelity Institutional Money Market Fund - Government Portfolio - Institutional Class		351,818		1.5800	+		351,818
TOTAL SHORT-TERM INVESTMENT (Cost - $351,818)

TOTAL INVESTMENTS - 98.7% (Cost - $33,367,436)							$34,651,148
OTHER ASSETS LESS LIABILITIES - 1.3%							454,740
NET ASSETS - 100.0%							$35,105,888

CAD - Canadian Dollar	EUR - Euro	MXN - Mexican Peso	SEK - Swedish Krona

CHF - Swiss Franc	GBP - United Kingdom Pound	MYR - Malaysian Ringgit	USD - US Dollar

DKK - Danish Krone	JPY - Japanese Yen	PLN - Polish Zloty

+	Variable rate security. Interest rate is as of April 30, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $4,267,267 or 12.2% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2018

					Unrealized
					Appreciation
Futures Contracts *	Counterparty	Contracts	Notional	Expiration	(Depreciation)
FUTURES CONTRACTS PURCHASED - 0.1%
Australian 10Y BOND Future	Credit Suisse	6	$579,242	6/15/2018	$2,570
Canadian 10Y Bond Future	Credit Suisse	5	512,696	6/20/2018	2,918
EURO BUXL 30Y Bond Future	Credit Suisse	5	987,945	6/7/2018	16,280
EURO-SCHATZ Future	Credit Suisse	9	1,216,941	6/7/2018	1,041
Japanese 10Y Bond Future	Credit Suisse	1	1,376,651	6/13/2018	(896)
Long Gilt Future	Credit Suisse	3	505,185	6/27/2018	6,870
NET UNREALIZED GAIN FROM FUTURES CONTRACTS PURCHASED					28,783

FUTURES CONTRACTS SOLD - 0.1%
EURO-BOBL Future	Credit Suisse	(35)	(5,539,597)	6/7/2018	(24,785)
EURO-BOND Future	Credit Suisse	(6)	(1,150,738)	6/7/2018	(8,871)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS SOLD					(33,657)

NET UNREALIZED LOSS FROM FUTURES CONTRACTS					$(4,874)

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

Portfolio Composition ** - (Unaudited)
Japan	16.4%	Germany	5.5%
Britain	13.9%	Australia	4.3%
Spain	12.6%	Belgium	3.3%
France	8.8%	Canada	3.0%
Netherlands	8.8%	Other Countries	14.9%
Italy	8.5%	Total	100.00%

**	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2018

As of April 30, 2018 the following Forward Currency Exchange contracts were open:

Forward Currency Contracts
								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Purchased		Market Value		(Depreciation)
To Sell USD and To Buy:
Australian Dollar		5/23/2018	Barclays	1,197,707		$904,130		$(18,189)
British Pound		5/23/2018	Citigroup	143,932		198,465		(5,714)
Canadian Dollar		5/23/2018	Barclays	1,306,859		1,019,925		19,060
Euro		5/23/2018	Citigroup	1,440,398		1,743,347		(29,744)
Japanese Yen		5/23/2018	Barclays	606,262,107		5,549,228		(175,431)
Japanese Yen		5/23/2018	Citigroup	47,503,883		434,812		(10,017)
New Zealand Dollar		5/23/2018	Citigroup	1,047,000		737,646		(15,598)
Swedish Krona		5/23/2018	Citigroup	32,725		3,750		(169)
Swiss Franc		5/23/2018	Barclays	12,480		12,632		(433)
Brazilian Real		7/18/2018	Barclays	1,920,000		546,320		(9,139)
Indonesian Rupiah		7/18/2018	Barclays	5,418,863,000		385,964		(5,233)
Israeli Shekel		7/18/2018	Barclays	270,000		75,405		(1,568)
Mexican Peso		7/18/2018	Barclays	7,692,029		404,426		(9,858)
Russian Ruble		7/18/2018	Barclays	5,038,000		79,248		152
Singapore Dollar		7/18/2018	Barclays	165,000		124,853		(1,077)
South Korean Won		7/18/2018	Barclays	895,663,000		840,930		169
								$(262,789)

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Sold		Market Value		(Depreciation)
To Buy USD and To Sell:
Australian Dollar		5/23/2018	Citigroup	$(119,000)		$(89,831)		$1,959
British Pound		5/23/2018	Barclays	(71,000)		(97,901)		3,113
British Pound		5/23/2018	Citigroup	(211,000)		(290,944)		6,284
Canadian Dollar		5/23/2018	Barclays	(72,000)		(56,192)		119
Canadian Dollar		5/23/2018	Citigroup	(55,000)		(42,924)		692
Euro		5/23/2018	Barclays	(4,124,088)		(4,991,478)		111,596
Euro		5/23/2018	Citigroup	(2,419,784)		(2,928,720)		63,510
Japanese Yen		5/23/2018	Barclays	(74,485,000)		(681,775)		18,475
Japanese Yen		5/23/2018	Citigroup	(32,134,000)		(294,128)		8,648
New Zealand Dollar		5/23/2018	Citigroup	(943,503)		(664,730)		20,513
Mexican Peso		7/18/2018	Barclays	(8,065,321)		(424,052)		8,994
								$243,903

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
British Pound	Euro	5/23/2018	Barclays	$353,601	$(402,168)	$487,574	$(486,754)	$820
Euro	Swiss Franc	5/23/2018	Barclays	172,566	(202,179)	208,861	(204,648)	4,213
Euro	Danish Krone	5/23/2018	Barclays	187,671	(1,397,972)	227,143	(227,119)	24
Euro	Swedish Krona	5/23/2018	Barclays	38,020	(390,000)	46,016	(44,687)	1,329
Euro	Swedish Krona	5/23/2018	Citigroup	581,563	(6,080,000)	703,879	(696,657)	7,222
Norwegian Krone	Euro	5/23/2018	Barclays	643,486	(67,553)	80,389	(81,760)	(1,371)
Swedish Krona	Euro	5/23/2018	Barclays	7,954,166	(789,096)	911,402	(955,061)	(43,659)
Czech Koruna	Euro	7/18/2018	Barclays	1,121,861	(44,154)	53,311	(53,682)	(371)
Polish Zloty	Euro	7/18/2018	Barclays	150,000	(35,570)	42,874	(43,246)	(371)
								$(32,164)

Net Unrealized Loss on Forward Currency Contracts								$(51,050)

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund (Unaudited)
Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

The first half of the fiscal year was a tale of two distinct three-month periods. The first three months saw U.S. stocks rally behind lowered corporate and personal tax rates that investors saw benefitting companies and consumers throughout 2018 and possibly beyond. Conversely, against the backdrop of continued positive U.S. economic data, including strong employment figures, volatility jolted markets early in the second three-month period, spiking to levels not seen since August 2015. Investors feared the Federal Reserve might increase the pace of interest rate hikes as inflation bumped up against the Fed’s two percent target. Meanwhile, President Trump’s tariff threats against Chinese imports raised concerns of a global trade war. The perfect storm of investor skepticism in the continued global economic recovery dragged on equity markets across the globe.

U.S. large cap stocks, as measured by the Russell 1000 Index, rose 3.8 percent during the six-month period, while U.S. small cap stocks, as measured by the Russell 2000 Index, gained 3.3 percent. Fewer than one-third of the convertible securities in the Bank of America/Merrill Lynch All Convertibles All Qualities Index are issued by large capitalization companies. Therefore, the majority of convertible securities are more closely related to the movements in small- and mid-capitalization stocks. During the six-month period ended April 30, 2018, convertible securities increased 2.1 percent. Most convertible securities are considered to be “equity-sensitive,” meaning significant amounts of a convertible security’s price movements are related to the movements of the underlying common stock rather than the bond itself. However, the bond component may still play a meaningful role in the pricing of the convertible security. Bonds in general, as measured by the Barclays Aggregate Bond Index, lost 1.9 percent during the last six-month period.

The Sub-Adviser continues to focus on identifying credit improvement opportunities in small- and mid-capitalization companies and non-investment grade securities. The Sub-Adviser looks to maximize return through both the value of the fixed income features and price changes in the underlying common stock. This is in contrast to convertible securities that trade predominantly on either the underlying stock movements or on the underlying bond characteristics. The Sub-Adviser believes that by focusing on this area of the convertible securities spectrum, it may reduce the volatility experienced from the common stocks while benefitting from the support offered by the bond features.

During the six-month period, the best performing sectors for the fund were media, consumer discretionary, and consumer staples. The worst performing sectors over the same time period were healthcare, industrials, and energy.

A contributor from the media sector was World Wrestling Entertainment, Inc. (98156QAA6) (holding weight*: 2.46 percent). The company is an integrated media and entertainment company with operations in live wrestling events, original television programming, music, and advertising, among others. The company distributes its programs worldwide in various languages. The stock, WWE (holding weight**: not held), posted a return of 51 percent over the six-month period, while the convertible bond gained 53.2 percent over the same time period. Another contributor to Fund performance over the six-month period was Herbalife Nutrition, Ltd. (42703MAB9) (holding weight*: 2.24 percent), from the consumer staples sector. The company manufactures and sells weight management, meals and snacks, sports and fitness, energy, nutritional, and personal care products to clients worldwide. The stock, HLF (holding weight**: not held), gained 45.6 percent over the first half of the fiscal year, while the convertible bond increased 28.6 percent over the six month period ended April 30, 2018.

A detractor from the Fund’s performance over the six-month period was Wright Medical Group, N.V. (98235TAE7) (holding weight*: 2.47 percent), from the healthcare sector. The company offers surgical solutions for the upper and lower extremities and biologics markets, serving customers worldwide. The stock, WMGI (holding weight**: not held), lost 25.2 percent over the first half of the fiscal year, while the convertible bond fell 4.5 percent over the same period. The transportation sector, while not a top three detracting sector, produced a holding that detracted from the Fund’s performance over the six-month period ended April 30, 2018. That detractor was Air Transportation Services Group, Inc. (00922RAA3) (holding weight*: 1.26 percent), a company that offers aircraft leasing, airport ground services, fuel management, specialized transportation management, and air charter brokerage services to customers in the United States, Canada, and Puerto Rico. The stock, ATSG (holding weight**: not held), dropped 16.4 percent over the first half of the fiscal year, while the convertible bond declined 8.2 percent over the same period.

Going forward, the Sub-Adviser is optimistic that strength in the U.S. economy will continue through the remainder of 2018. Furthermore, the Sub-Adviser believes rising interest rates may make the convertible securities market more attractive to issuers that need to borrow, while limiting the coupon paid on that debt. The Sub-Adviser believes the increase in issuance of convertible securities will continue, and will provide attractive investment opportunities for the Fund.

*	Holdings percentage(s) as of 4/30/2018

**	Holding not held during period referenced.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

	Six		Annualized	Annualized	Annualized	Annualized Since
	Months	One Year	Three Years	Five Years	Ten Years	Inception (12/10/04)
Class N	2.04%	8.55%	1.40%	5.31%	4.83%	5.31%
Class C	1.57%	7.55%	0.39%	4.24%	3.78%	4.27%
Class A with load of 5.75%	(3.96)%	2.04%	(0.84)%	3.81%	3.94%	4.17%*
Class A without load	1.92%	8.31%	1.14%	5.04%	4.56%	4.71%*
BofA Merrill Lynch All Convertibles All Qualities Index	2.11%	9.15%	6.25%	9.24%	7.66%	7.15%
Morningstar Convertibles Category	1.84%	8.26%	4.59%	7.17%	6.20%	6.43%

*	Class A commenced operations on January 3, 2007.

The BofA Merrill Lynch All Convertibles All Qualities Index is a widely used index that measures convertible securities’ performance. It measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

The Morningstar Convertibles Category is generally representative of convertible bond portfolios that are designed to offer some of the capital-appreciation of stock portfolios, while also supplying some of the safety and yield of bond portfolios.

As disclosed in the Trust’s latest registration statement as supplemented,, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.42% for Class N, 2.42% for Class C and 1.67% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund
April 30, 2018

Security	Shares			Value
COMMON STOCK -1.2%
HOME BUILDERS - 1.2%
Lennar Corp.	4,148			$219,388
TOTAL COMMON STOCK (Cost - $212,872)
	Principal	Interest	Maturity
	Amount	Rate	Date
CONVERTIBLE BONDS - 85.3%
AEROSPACE/DEFESNE - 2.4%
Aerojet Rocketdyne Holdings, Inc.	$350,000	2.250%	12/15/2023	444,430

BUILDING MATERIALS - 2.1%
Cemex SAB de CV	375,000	3.720	3/15/2020	386,250

COMMERCIAL SERVICES - 3.6%
LendingTree, Inc. - 144A	310,000	0.625	6/1/2022	407,285
Square, Inc.	125,000	0.375	3/1/2022	265,137
				672,422
COMPUTERS - 2.8%
Western Digital Corp. - 144A	500,000	1.500	2/1/2024	522,995

DIVERSIFIED FINANCIAL SERVICES - 2.6%
JPMorgan Chase Financial Co. LLC	500,000	0.250	5/1/2023	492,750

ENERGY - 2.1%
NextEra Energy Partners LP - 144A	400,000	1.500	9/15/2020	398,498

ENGINEERING & CONSTRUCTION - 2.3%
Dycom Industries, Inc.	355,000	0.750	9/15/2021	438,206

ENTERTAINMENT - 2.7%
Live Nation Entertainment, Inc. - 144A	250,000	2.500	3/15/2023	247,378
Marriott Vacations Worldwide Corp. - 144A	250,000	1.500	9/15/2022	263,927
				511,305
HEALTHCARE-PRODUCTS - 6.7%
Nevro Corp.	335,000	1.750	6/1/2021	392,463
Repligen Corp.	300,000	2.125	6/1/2021	392,548
Wright Medical Group, Inc. ^	462,000	2.000	2/15/2020	466,620
				1,251,631
INSURANCE - 1.8%
Fidelity National Financial, Inc.	120,000	4.250	8/15/2018	343,956

INTERNET - 18.3%
Etsy, Inc. - 144A	300,000	0.000	3/1/2023	326,812
FireEye, Inc.	368,000	1.625	6/1/2035	345,985
IAC FinanceCo, Inc. - 144A	250,000	0.875	10/1/2022	306,754
Okta, Inc. - 144A	400,000	0.250	2/15/2023	459,610
Pandora Media, Inc.	435,000	1.750	12/1/2020	402,340
Q2 Holdings, Inc. - 144A	500,000	0.750	2/15/2023	533,500
RingCentral, Inc. - 144A	500,000	0.000	3/15/2023	523,000
VeriSign, Inc.	157,000	4.865	8/15/2037	537,183
				3,435,184
LODGING - 1.4%
Caesars Entertainment Corp.	150,000	5.000	10/1/2024	263,820

MEDIA - 4.4%
Liberty Media Corp. - 144A	350,000	1.000	1/30/2023	365,250
World Wrestling Entertainment, Inc. - 144A	275,000	3.375	12/15/2023	465,199
				830,449

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2018

	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
CONVERTIBLE BONDS - 85.3% (Continued)
MISCELLANEOUS MANUFACTURERS - 1.7%
Trinity Industries, Inc.	$245,000	3.875%	6/1/2036	$325,727

OIL & GAS - 2.1%
Ensco Jersey Finance Ltd. ^	460,000	3.000	1/31/2024	392,264

PHARMACEUTICALS - 6.2%
Herbalife Ltd.	330,000	2.000	8/15/2019	423,344
Ironwood Pharmaceuticals, Inc.	270,000	2.250	6/15/2022	353,700
Sarepta Therapeutics, Inc. - 144A	300,000	1.500	11/15/2024	385,062
				1,162,106
REAL ESTATE INVESTMENT TRUST - 2.4%
Invitation Homes, Inc.	400,000	3.500	1/15/2022	454,666

SEMICONDUCTORS - 15.1%
Cypress Semiconductor Corp. - 144A ^	500,000	2.000	2/1/2023	517,682
Micron Technology, Inc.	145,000	3.000	11/15/2043	230,270
ON Semiconductor Corp.	385,000	1.000	12/1/2020	511,036
Rambus, Inc. - 144A	500,000	1.375	2/1/2023	498,375
Silicon Laboratories, Inc.	405,000	1.375	3/1/2022	480,938
Teradyne, Inc.	500,000	1.250	12/15/2023	611,232
				2,849,533
SOFTWARE - 3.3%
Nice Systems, Inc.	500,000	1.250	1/15/2024	628,147

TRANSPORTATION - 1.3%
Air Transport Services Group, Inc. - 144A	250,000	1.125	10/15/2024	237,463

TOTAL CONVERTIBLE BONDS (Cost - $15,258,496)				16,041,802

PREFERRED STOCKS - 11.4%
DIVERSIFIED FINANCIAL SERVICES - 2.8%
AMG Capital Trust II	8,900	5.150	10/15/2037	536,931

HAND/MACHINE TOOLS - 2.2%
Stanley Black & Decker, Inc. ^	3,800	5.375	5/15/2020	408,500

HEALTCARE SERVICES - 3.4%
Anthem, Inc.	11,200	5.250	5/1/2018	636,832

METAL FABRICATION/HARDWARE - 3.0%
Rexnord, Corp.	9,200	5.750	11/15/2019	568,652

TOTAL PREFERRED STOCKS (Cost - $1,853,165)				2,150,915

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Appreciation & Income Fund (Continued)
April 30, 2018

Security	Shares	Rate	Value
SHORT-TERM INVESTMENT - 2.6%
MONEY MARKET FUND - 2.6%
First American Government Obligations Fund - Class Z	478,977	1.54% +	$478,977
TOTAL SHORT-TERM INVESTMENT (Cost - $478,977)

COLLATERAL FOR SECURITIES LOANED - 7.7%
Mount Vernon Prime Portfolio (Cost - $1,455,775)	1,455,775	2.00% +	1,455,775

TOTAL INVESTMENTS - 108.2% (Cost - $19,259,285)			$20,346,857
LIABILITIES IN EXCESS OF OTHER ASSETS - (8.2)%			(1,535,228)
TOTAL NET ASSETS - 100.0%			$18,811,629

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,411,022 at April 30, 2018.

+	Variable rate security. Interest rate is as of April 30, 2018.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amount to $6,458,790 or 34.3% of net assets.

Portfolio Composition * - (Unaudited)
Convertible Bonds	78.8%
Preferred Stock	10.6%
Collateral for Securities Loaned	7.2%
Short-Term Investment	2.3%
Common Stock	1.1%
Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage	may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild Asset Management, Inc.)

U.S. equity markets experienced unexceptional, albeit positive, performance during the six-month period ended April 30, 2018. There was significant divergence in the magnitude of returns, as six underlying sectors had positive performance, one sector was flat, while the remaining four sectors turned in negative results. Large cap value stocks, as measured by the Russell 1000 Value Index, increased 1.9 percent over the last six months. However, the gap between the best performing large cap value sector (consumer discretionary) and the worst performing sector (utilities) was nearly 20 percent. The six-month fiscal period was a tale of two distinct three-month periods. The first three months saw U.S. stocks rally behind lowered corporate and personal tax rates that investors saw benefitting companies and consumers throughout 2018 and possibly beyond. Conversely, against the backdrop of continued positive U.S. economic data, including strong employment figures, volatility jolted markets early in the second three-month period, spiking to levels not seen since August 2015. Investors feared the Federal Reserve might increase the pace of interest rate hikes, as inflation bumped up against the Fed’s two percent target. Meanwhile, President Trump’s tariff threats against Chinese imports raised concerns of a global trade war. The perfect storm of investor skepticism in the continued global economic recovery dragged on equity markets across the globe.

Even though the Fund was slightly underweight financials during the six-month period ended April 30, 2018, it was still the top performing sector in the Fund and bested the benchmark’s performance by 300 basis points, as the Sub-Adviser’s stock selection in the sector was very strong. A holding that contributed to the Fund’s performance from the financials sector was E*TRADE Financial Corporation (ETFC) (holding weight*: 1.44 percent). The company provides brokerage and financial services to customers in the United States. ETFC’s stock gained 39.2 percent over the six-month period. The energy sector was also a top-performing sector in the Fund. Similar to the financials sector, the energy sector in the Fund outperformed that of the benchmark, by nearly 550 basis points. ConocoPhillips (COP) (holding weight*: 1.62 percent) was a strong performer for the Fund from the energy sector over the six-month period. COP explores for, produces, transports, and markets crude oil, natural gas, natural gas liquids, liquefied natural gas, and asphalt on a worldwide basis. The stock rose 28.8 percent over the six-month period ended April 30, 2018.

The top two detracting sectors from Fund performance over the six-month period were the technology and consumer discretionary sectors. The ever so slight overweight to the technology sector had minimal impact on the sector’s return in the Fund. Stock selection, however, was a different story. The biggest drag to the sector’s return in the Fund on an absolute and relative basis came from Intel Corporation (INTC) (holding weight**: not held). The company designs, manufactures, and sells computer components and related products. INTC’s stock increased 14.9 percent over the six-month period, but since the Fund did not hold the stock, it was a drag to performance from the sector. A detractor from the consumer discretionary sector came from Comcast Corporation (CMCSA) (holding weight*: 1.09 percent), a provider of media and television broadcasting services to customers worldwide. CMCSA’s stock fell 12.1 percent over the six-month period ended April 30, 2018.

Looking forward, the Sub-Adviser believes rising inflation, coupled with continued economic growth in the U.S., has the potential to induce the Federal Reserve to pick up the pace of interest rate increases, which may keep investors skittish on stocks. Another risk the Sub-Adviser sees is the continued uncertainty behind a potential trade war between China and the U.S., which has real implications on corporations and their future profits. Looking at the positives, the Sub-Adviser is pleased with the quality of corporate earnings announcements and forward guidance, and believes the benefits of tax reform, while certainly good for companies, was responsible for only a portion of earnings growth. This bodes well for companies going forward, as the benefits of tax reform begin to fade. The Sub-Adviser believes valuations are much more near the “fair value” area after the correction in stocks since their peak in January, but remains cautious on how the cycle progresses over the next twelve to eighteen months. The Sub-Adviser continues to stress the importance of remaining focused on fundamental valuations and remains a bottom-up investor, diligent on identifying companies with attractive valuations relative to peers and the potential to exceed expectations.

*	Holdings percentage(s) as of 4/30/2018.

**	Holding not held during the period referenced.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized
	Six	One	Three	Annualized	Annualized	Annualized Since Inception
	Months	Year	Years	Five Years	Ten Years	(12/10/04)
Class N	2.70%	9.42%	6.53%	9.45%	5.97%	6.40%
Class C	2.20%	8.31%	5.47%	8.35%	4.92%	5.35%
Class A with load of 5.75%	(3.32)%	2.80%	4.18%	7.88%	5.09%	4.54%*
Class A without load	2.58%	9.08%	6.26%	9.16%	5.71%	5.09%*
Russell 1000 Value Index	1.94%	7.50%	7.66%	10.52%	7.30%	7.38%
Morningstar Large Cap Value Category	2.70%	9.50%	7.27%	9.77%	6.71%	6.61%

*	Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.13% for Class N, 2.13% for Class C and 1.38% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 98.1%
AEROSPACE/DEFENSE - 2.9%
Northrop Grumman Corp.	3,314	$1,067,241
Raytheon Co.	5,348	1,096,019
		2,163,260
AIRLINES - 1.2%
Delta Air Lines, Inc. ^	17,478	912,701

APPAREL - 0.7%
PVH Corp.	3,476	555,013

AUTO PARTS & EQUIPMENT - 1.2%
BorgWarner, Inc.	17,655	864,036

BANKS - 15.4%
Bank of America Corp.	92,472	2,856,522
Huntington Bancshares, Inc.	82,967	1,237,038
JPMorgan Chase & Co.	29,512	3,210,316
Morgan Stanley	15,190	784,108
State Street Corp.	13,693	1,366,287
SunTrust Banks, Inc.	18,821	1,257,243
Wells Fargo & Co.	15,165	787,973
		11,499,487
BEVERAGES - 1.3%
PepsiCo, Inc.	9,502	959,132

BIOTECHNOLOGY - 2.1%
Biogen, Inc. *	2,657	726,955
Gilead Sciences, Inc.	12,144	877,161
		1,604,116
CHEMICALS - 2.2%
Air Products & Chemicals, Inc.	5,954	966,275
Westlake Chemical Corp.	6,551	700,760
		1,667,035
COMMERCIAL SERVICES - 0.6%
Quanta Services, Inc. *	14,929	485,193

COSMETICS / PERSONAL CARE - 1.2%
Procter & Gamble Co.	12,531	906,493

DIVERSIFIED FINANCIAL SERVICES - 6.3%
American Express Co.	9,278	916,202
Ameriprise Financial, Inc.	5,061	709,603
Discover Financial Services	15,538	1,107,082
E*TRADE Financial Corp *	17,813	1,080,893
Intercontinental Exchange, Inc.	12,434	900,968
		4,714,748
ELECTRIC - 5.3%
American Electric Power Co., Inc.	11,903	832,972
DTE Energy Co.	5,839	615,431
Public Service Enterprise Group, Inc.	21,601	1,126,492
Xcel Energy, Inc.	29,182	1,366,885
		3,941,780
ELECTRONICS - 1.0%
Honeywell International, Inc.	5,123	741,196

ENVIRONMENTAL CONTROL - 1.6%
Waste Management, Inc.	14,843	1,206,587

FOOD - 1.9%
Hershey Co.	3,592	330,248
Tyson Foods, Inc.	16,141	1,131,484
		1,461,732
HAND / MACHINE TOOLS - 0.6%
Stanley Black & Decker, Inc.	3,191	451,814
Security	Shares	Value
HEALTHCARE-PRODUCTS - 3.3%
Danaher Corp.	5,549	$556,676
Hill-Rom Holdings, Inc.	5,238	449,577
Medtronic PLC	8,495	680,704
Thermo Fisher Scientific, Inc.	3,753	789,444
		2,476,401
HEALTHCARE-SERVICES - 2.4%
Laboratory Corp of America Holdings *	5,351	913,683
UnitedHealth Group, Inc.	3,627	857,423
		1,771,106
INSURANCE - 4.4%
Allstate Corp. *	7,218	706,064
Berkshire Hathaway, Inc. * ^	2,578	499,436
Chubb Ltd.^	10,217	1,386,141
Travelers Cos, Inc.	5,397	710,245
		3,301,886
INTERNET - 1.1%
eBay, Inc. * ^	20,793	787,639

IRON / STEEL - 0.7%
Nucor Corp.	8,382	516,499

MACHINERY- DIVERSIFIED - 1.5%
Caterpillar, Inc.	3,662	528,646
Deere & Co.	4,170	564,326
		1,092,972
MEDIA - 3.0%
Comcast Corp.	26,217	822,951
Viacom, Inc.	24,130	727,761
Walt Disney Co. ^	6,915	693,782
		2,244,494

MISCELLANEOUS MANUFACTURING - 1.2%
Parker-Hannifin Corp.	5,503	905,904

OIL & GAS - 10.6%
Chevron Corp.	16,932	2,118,363
ConocoPhillips	18,566	1,216,073
Devon Energy Corp.	17,203	624,985
Energen Corp. *	10,722	701,647
EOG Resources, Inc.	11,752	1,388,734
Exxon Mobil Corp.	14,902	1,158,631
Marathon Petroleum Corp.	9,477	709,922
		7,918,355
OIL & GAS SERVICES - 0.9%
Halliburton Co.	13,165	697,613

PHARMACEUTICALS - 7.0%
AbbVie, Inc.	9,665	933,156
Allergan PLC	4,164	639,799
Eli Lilly & Co.	5,973	484,231
Johnson & Johnson ^	12,137	1,535,209
Pfizer, Inc. ^	44,341	1,623,324
		5,215,719
REITS - 2.9%
Equity LifeStyle Properties, Inc.	8,189	730,131
Highwoods Properties, Inc.	9,939	437,515
Prologis, Inc.	14,990	973,001
		2,140,647
RETAIL - 0.8%
Home Depot, Inc.	3,320	613,536

SEMICONDUCTORS - 2.5%
Broadcom Ltd	2,460	564,373
ON Semiconductor Corp. * ^	38,541	850,985
Qualcomm, Inc.	8,649	441,185
		1,856,543

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 98.1% (Continued)
SOFTWARE - 3.4%
Microsoft Corp.	10,851	$1,014,786
Oracle Corp.	34,475	1,574,473
		2,589,259
TELECOMMUNICATIONS - 6.9%
AT&T, Inc. ^	57,659	1,885,449
Cisco Systems, Inc. ^	43,069	1,907,526
Verizon Communications, Inc.	27,936	1,378,642
		5,171,617

TOTAL COMMON STOCKS (Cost - $59,760,463)		73,434,513

SHORT - TERM INVESTMENT - 2.4%
MONEY MARKET FUND - 2.4%
STIT-STIC Prime Portfolio - 1.80% +	1,800,096	1,800,096
(Cost - $1,800,096)

COLLATERAL FOR SECURITIES LOANED - 10.3%
Mount Vernon Prime Portfolio 2.00% +	7,713,963	7,713,963
(Cost - $7,713,963)
Security	Shares	Value

TOTAL INVESTMENTS - 110.8% (Cost - $69,274,522)		$82,948,572
LIABILITIES IN EXCESS OF OTHER ASSETS - (10.8)%		(8,072,760)
NET ASSETS - 100.0%		$74,875,812

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,448,594 at April 30, 2018.

+	Variable rate security. Interest rate is as of April 30, 2018

Portfolio Composition * - (Unaudited)
Financial	26.1%	Communications	6.6%
Biotechnology	13.3%	Consumer Discretionary	5.0%
Energy	10.4%	Utilities	4.8%
Collateral for Securities Loaned	9.3%	Consumer Staples	4.0%
Industrial	8.0%	Others	4.8%
Technology	7.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Over the fiscal six-month period, quality corporate earnings, positive economic reports, and the passing of tax legislation buoyed investor sentiment into the New Year; however, fears of rising interest rates and tariffs distracted through April 30, 2018. The Sub-Adviser continues to believe that U.S. companies have a favorable environment ahead even though volatility has reemerged after a two year hiatus. Large cap growth stocks, as measured by the Russell 1000 Growth Index, continued its advance, growing 5.7 percent over the six-month period. Large cap growth stocks outperformed their large cap value counterparts, as measured by the Russell 1000 Value Index, by over 3.5 percent, which, increased 1.9 percent over the six-month period. Furthermore, large cap growth stocks outperformed both small cap stocks and broader U.S. stocks. Small cap stocks, as measured by the Russell 2000 Index, increased 3.3 percent and broad U.S. stocks, as measured by the S&P 500 Index, grew 3.8 percent over the six-month period ended April 30, 2018.

The consumer discretionary sector was a large contributor to the Fund relative to the benchmark during the fiscal six-month period. A strong contributor in the consumer discretionary sector was Amazon.com, Inc. (AMZN) (holding weight*: 8.07 percent), a cloud software company and online retailer that offers a wide range of products, personalized shopping services, web-based credit card payments, and direct shipping to customers. The company continued to beat earnings and revenue expectations by a considerable degree as it ramps up the higher margin AWS cloud service and advertising businesses. In addition, investors are excited by enhanced margins, as evidenced by its announcement to increase the price of its subscription service by 20 percent. Over the six-month fiscal period, AMZN soared 41.7 percent higher. A detractor from the consumer discretionary sector was Domino’s Pizza, Inc. (DPZ) (holding weight**: 1.24 percent), a pizza delivery company with the slogan “hot and ready in 30 minutes or your money back”. The Sub-Adviser eliminated the holding near the start of the fiscal new year on November 9, 2017 after DPZ’s margins experienced a slowdown in growing its large store base. The Sub-Adviser was also concerned that restaurant ordering and delivery services such as GrubHub, UberEats, and Postmates are dramatically changing the competitive environment, as many restaurants now advertise that they can deliver food to customers within 30 minutes.

The information technology sector was one of the more volatile sectors over the six-month fiscal period. During the first fiscal quarter, the information technology sector was the top contributor; however, it was the Fund’s largest detractor in the second fiscal quarter. Alphabet Inc. (GOOG) (holding weight*: 6.82 percent), which, through its subsidiaries, provides web-based searches, advertisements, maps, software applications, mobile operating systems, consumer content, and commerce. GOOG returned 15.1 percent over the first fiscal quarter, primarily attributable to it being one of the largest technology companies with cash overseas that could be repatriated because of the favorable tax legislation. However, during the second fiscal quarter, GOOG reversed course, dropping 13.2 percent to end the six-month fiscal period basically flat, up 0.1 percent. This seesaw in returns may be attributed to the government’s scrutiny of rival technology companies’ privacy policies in the second fiscal quarter, alongside GOOG’s higher-than-anticipated capital expenditures. The information technology sector also had contributors spanning both fiscal quarters. One such company was Adobe Systems Incorporated (ADBE) (holding weight*: 5.86 percent), which develops, markets, and supports computer design software products and technologies. ADBE was part of the top five contributors in both fiscal quarters, notching a 26.5 percent gain over the six-month fiscal period. The Sub-Adviser believes ADBE continues to grow, executing on their SaaS newer business model, and the Sub-Adviser believes growth will eventually decelerate but should remain robust in the coming years.

The healthcare sector had holdings that detracted from the Fund in the six-month fiscal period. Incyte Corporation (INCY) (holding weight**: 0.99 percent), one of the largest biotechnology companies in the world that commercialized the propriety drug Jakafi and develops other drugs for the treatment of cancer, was one of the biggest detractors from the Fund during the six-month fiscal period. When the company announced that their cancer drug failed late-stage trials, the company lost nearly 23 percent of its market value in one day. The Sub-Adviser sold INCY on April 17, 2018 for a 37. 7 percent loss since the beginning of the fiscal year. In addition, after being the largest detractor in the six-month fiscal period, the Sub-Adviser decided to eliminate the holding Regeneron Pharmaceuticals, Inc. (REGN) (holding weight**: 1.69 percent) on February 27, 2018. REGN is a biotechnology company that developed the drug Aflibercept. The Sub-Adviser was concerned about REGN after management telegraphed that they would no longer provide forward guidance for Aflibercept, which is the company’s main revenue driver. In addition, the Sub-Adviser was also concerned about possible competition from pharmaceutical companies like Novartis International AG (NVS) (holding weight: not held) and Roche Holding AG (VTX: ROG) (holding weight: not held). For these reasons, the Sub-Adviser eliminated REGN to deploy proceeds elsewhere.

The Sub-Adviser claims no expertise in economic or market predictions, and top-down analysis plays no part in its approach to investing; instead, the Sub-Adviser uses a fundamentals-driven, bottom–up process to identify and own what it believes are the best growth companies. The Sub-Adviser strives to own companies with prospects of strong, sustainable cash flow growth; that compete in business spaces with substantial market opportunity benefitting from secular trends; that possess competitive advantages and/or barriers to entry; and employ managers with vision and operating skills focused on creating shareholder value. The Sub-Adviser believes that the stocks in the Fund not only have strong balance sheets, but also garner free cash flow even in a stressed U.S. economic environment.

*	Holdings percentage(s) as of 4/30/2018.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized	Annualized Since
		One	Three	Five	Inception
	Six Months	Year	Year	Years	(12/8/11)
Class N	11.25%	22.30%	10.64%	13.87%	13.09%
Class C	10.66%	20.99%	9.52%	12.73%	11.98%
Class A with load of 5.75%	4.74%	14.96%	8.18%	12.22%	11.77%
Class A without load	11.10%	21.97%	10.34%	13.56%	12.81%
Russell 1000 Growth Index	5.68%	18.96%	12.84%	15.13%	16.36%
Morningstar Large Cap Growth Category	6.13%	18.29%	10.75%	13.45%	14.60%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.16% for Class N, 2.16% for Class C and 1.41% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 97.5%
BIOTECHNOLOGY - 6.6%
Alexion Pharmaceuticals, Inc. *	10,845	$1,275,697
BioMarin Pharmaceutical, Inc. *	8,020	669,750
Illumina, Inc. *	9,290	2,238,240
Vertex Pharmaceuticals, Inc. *	7,428	1,137,672
		5,321,359
COMMERCIAL SERVICES - 8.6%
PayPal Holdings, Inc. *	31,661	2,362,227
S&P Global, Inc.	8,534	1,609,512
Square, Inc. * ^	28,961	1,371,014
TransUnion *	24,029	1,559,722
		6,902,475
DIVERSIFIED FINANCIAL SERVICES - 15.0%
Charles Schwab Corp. ^	41,054	2,285,887
Mastercard, Inc.	25,399	4,527,880
Visa, Inc.	41,127	5,218,194
		12,031,961
HEALTHCARE-PRODUCTS - 4.6%
Align Technology, Inc. *	6,367	1,590,795
Edwards Lifesciences Corp. * ^	16,388	2,087,176
		3,677,971
INTERNET - 25.1%
Alibaba Group Holding Ltd. - ADR * ^	18,755	3,348,518
Alphabet, Inc. *	4,657	4,737,706
Amazon.com, Inc. * ^	4,135	6,475,948
Booking Holdings, Inc. *	1,042	2,269,476
Facebook, Inc. *	19,226	3,306,872
	8,489	20,138,520
RETAIL - 4.9%
Home Depot, Inc.	8,489	1,568,767
Ulta Beauty, Inc. * ^	9,469	2,375,867
		3,944,634
SEMICONDUCTORS - 3.7%
NVIDIA Corp.	12,998	2,923,250
Security	Shares	Value
SOFTWARE - 29.0%
Adobe Systems, Inc. *	21,207	$4,699,471
Autodesk, Inc. *	11,519	1,450,242
Microsoft Corp.	41,268	3,859,383
Salesforce.com, Inc. * ^	41,513	5,022,658
ServiceNow, Inc. * ^	16,626	2,762,244
Splunk, Inc. *	18,409	1,889,684
Veeva Systems, Inc. * ^	29,483	2,067,643
Workday, Inc. *	12,159	1,517,929
		23,269,254

TOTAL COMMON STOCKS (Cost - $46,964,587)		78,209,424

SHORT-TERM INVESTMENT - 2.5%
MONEY MARKET FUND - 2.5%
First American Institutional Prime Obligations Fund -	2,046,398	2,046,398
Institutional Class 1.85% + (Cost - $2,046,398)

COLLATERAL FOR SECURITIES LOANED - 30.9%
Mount Vernon Prime Portfolio, 2.00% +# (Cost - $24,750,024)	24,750,024	24,750,024

TOTAL INVESTMENTS - 130.9% (Cost - $73,761,009)		$105,005,846
LIABILITIES IN EXCESS OF OTHER ASSETS - (30.9)%		(24,797,400)
NET ASSETS - 100.0%		$80,208,446

^	All or a portion of these securities are on loan. Total loaned securities had a value of $24,293,722 at April 30, 2018.

*	Non-Income producing security.

ADR - American Depositary Receipt.

+	Variable rate security. Interest rate is as of April 30, 2018.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	24.9%	Financial	11.5%
Collateral for Securities Loaned	23.6%	Consumer, Cyclical	3.8%
Communications	19.2%	Short-Term Investments	1.9%
Consumer, Non-Cyclical	15.1%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), rose 3.47 percent during the six month period ending April 30, 2018 (the “six month period”). For the month of November 2017, December 2017, and January 2018 the Index was up 0.81 percent, 2.24 percent, and 5.57 percent, respectively. The principal story for the markets during this period were an increased confidence that economic and earnings growth across the world will continue through 2018. January’s rally was supported by a belief that 2018 will look similar to 2017, another year of improving economic growth and corporate earnings, with inflation and real interest rates remaining low. The result was January stock gains up by the most in nearly three years. In February and March, the Index was down 4.72 percent and 1.76 percent, respectively. The sell-off that occurred was led by a rapid change in investor sentiment over new concerns that the Fed will tighten monetary policy faster than anticipated in response to signs of faster inflation. Other headwinds for the market over this time included concerns about the implications of a trade war with China and the public relations problems facing technology stocks like Facebook and Amazon resulting in declines in trade-sensitive and technology stocks. News in March was dominated by announcements from the Trump administration regarding U.S. trade policy which caused equity markets to fall. In April the market rose 1.60% led by improvements in the labor market, Chinese growth, and an earnings season, particularly in the U.S. that appeared to be exceeding expectations.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of: (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country affiliation and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to the Arrowstreet portfolio’s returns relative to the Index during the six month period included Brazil (primarily due to materials and financials sector overweights), Germany (primarily due to information technology and consumer discretionary overweights), and China (primarily due to energy sector overweights). Countries contributing most to the Arrowstreet portfolio’s underperformance relative to the Index included France (primarily due to information technology sector overweights), and Israel (primarily due to information technology overweights).

Sectors contributing most to the Arrowstreet portfolio’s returns relative to the Index during the six month period included materials (primarily due to Brazil overweights), energy (primarily due to China, Russia and Brazil overweights), and consumer staples (primarily due to Japan overweights). Sectors contributing most to the Arrowstreet portfolio’s underperformance relative to the Index included information technology (primarily due to Japan and Israel overweights), and industrials (primarily due to Japan and Finland overweights).

The stocks contributing most to the Arrowstreet portfolio returns relative to the Index during the six month period included Vale S.A. (Brazil materials), China Petroleum & Chemical Corporation Class H (China energy), and Oil Company Lukoil Pjsc (Russia energy). Stocks contributing most to the Arrowstreet portfolio’s underperformance relative to the Index included Tencent Holdings Ltd. (China information technology), Check Point Software Technologies Ltd. (Israel information technology), and Fujitsu Limited (Japan information technology).

The foregoing Insights from the Sub-Advisor are provided by Arrowstreet Capital, Limited Partnership (“Arrowstreet”) through April 30, 2018 for informational purposes only and solely with respect to the portfolio of assets within the Fund managed by Arrowstreet. References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice. Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

*	Holdings percentage(s) as of 4/30/2018.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	4.23%	16.74%	4.87%	6.46%	4.03%	5.80%
Class C	3.68%	15.60%	3.82%	5.40%	2.99%	4.76%
Class A with load of 5.75%	(1.91)%	9.72%	2.57%	4.94%	3.16%	2.67%*
Class A without load	4.06%	16.41%	4.62%	6.19%	3.76%	3.20%*
MSCI All Country World ex US Index (net)	3.47%	15.91%	5.01%	5.46%	2.26%	6.04%
Morningstar Foreign Large Cap Blend Category	2.67%	13.75%	4.63%	5.53%	1.96%	5.20%

*	Class A commenced operations on January 3, 2007.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.56% for Class N, 2.56% for Class C and 1.81% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 97.5%
AEROSPACE / DEFENSE - 0.7%
Airbus SE	2,927	$343,751
BAE Systems PLC - ADR ^	3,174	108,551
Rolls-Royce Holdings PLC - ADR ^	15,836	186,548
Safran SA	1,991	233,641
		872,491
AGRICULTURE - 0.4%
Imperial Brands PLC	6,138	219,719
Swedish Match AB	4,872	218,900
		438,619
AIRLINES - 0.4%
Turk Hava Yollari AO *	111,553	460,431

APPAREL - 1.0%
Adidas AG	3,064	753,412
Gildan Activewear, Inc. ^	13,499	393,226
		1,146,638
AUTO MANUFACTURERS - 2.6%
Ferrari NV	7,067	867,389
Honda Motor Co. Ltd.	7,000	240,471
Mazda Motor Corp.	33,100	459,778
Peugeot SA	20,572	506,808
Porsche Automobil Holding SE	5,636	479,124
Suzuki Motor Corp.	10,300	553,072
		3,106,642
AUTO PARTS & EQUIPMENT - 1.8%
Cie Generale des Etablissements Michelin SCA	1,588	223,420
Continental AG	4,434	1,181,516
Denso Corp.	12,800	672,466
Stanley Electric Co. Ltd.	2,300	83,041
		2,160,443
BANKS - 7.3%
Akbank TAS *	—	1
Banco Bradesco SA - ADR	39,677	388,835
Banco do Brasil SA - ADR ^	19,000	200,640
Banco do Brasil SA *	28,800	303,219
Banco Santander Brasil SA	21,700	237,302
Bancolombia SA - ADR	7,200	343,152
Bank Negara Indonesia Persero Tbk PT	184,500	106,220
Bank of China Ltd. - ADR ^	2,800	37,800
Bank of China Ltd.	386,000	209,544
Bank of Communications Co. Ltd.	384,000	314,238
Concordia Financial Group Ltd. *	23,100	134,169
Credicorp Ltd.	2,821	655,854
Danske Bank A/S	2,849	99,200
Grupo Financiero Banorte SAB de CV - ADR	1,828	57,052
ING Groep NV	10,155	171,202
Intesa Sanpaolo SpA	251,635	957,685
Itau Unibanco Holding SA *	10,300	150,231
Itau Unibanco Holding SA	16,280	206,458
Sberbank of Russia PJSC - ADR *	52,386	780,551
Taiwan Business Bank *	1,033,000	317,449
Toronto-Dominion Bank	23,867	1,340,132
Turkiye Garanti Bankasi AS *	94,550	213,936
Turkiye Halk Bankasi AS	22,435	45,866
Turkiye Is Bankasi	81,167	122,894
Turkiye Vakiflar Bankasi TAO *	393,315	578,271
UniCredit SpA	23,715	514,395
Yapi ve Kredi Bankasi AS *	129,421	126,651
		8,612,947
Security	Shares	Value
BEVERAGES - 1.3%
Anheuser-Busch InBev SA - ADR ^	7,700	$770,616
Coca-Cola HBC AG	3,447	116,178
Diageo PLC - ADR	3,192	453,136
Suntory Beverage & Food Ltd.	4,700	231,065
		1,570,995
BIOTECHNOLOGY - 0.3%
CSL Limited	2,941	377,711

BUILDING MATERIALS - 0.9%
Asahi Glass Co. Ltd.	5,900	244,622
Cie de Saint-Gobain	4,573	239,383
Sika AG	74	537,558
Titan Cement Co SA	3,558	93,746
		1,115,309
CHEMICALS - 2.7%
Barito Pacific Tbk PT *	450,100	79,586
Covestro AG	7,604	691,280
Croda International PLC	826	50,552
IRPC PCL	679,900	151,340
Koninklijke DSM NV	5,728	592,299
Kuraray Co Ltd.	6,600	109,812
Mitsubishi Chemical Holdings Corp	30,400	287,296
Nissan Chemical Industries Ltd. *	5,400	239,871
Nitto Denko Corp.	800	59,419
Petkim Petrokimya Holding AS *	87,669	154,822
Shin-Etsu Chemical Co Ltd.	3,500	350,887
Sumitomo Chemical Co Ltd.	14,000	80,026
Taiyo Nippon Sanso Corp. *	7,200	106,643
Toray Industries, Inc.	17,000	158,536
Umicore SA	1,248	69,446
		3,181,815
COAL - 0.3%
China Shenhua Energy Co. Ltd.	129,000	316,435

COMMERCIAL SERVICES - 3.0%
Abertis Infraestructuras SA	17,965	396,269
Adecco Group AG	1,898	125,835
Ashtead Group PLC	11,360	315,648
Edenred	6,784	233,828
Experian PLC	20,616	472,581
Recruit Holdings Co Ltd.	26,100	601,209
RELX NV	42,562	906,048
RELX PLC - ADR	11,900	257,278
RELX PLC	8,912	190,566
		3,499,262
COMPUTERS - 1.6%
Check Point Software Technologies Ltd. * ^	5,374	518,645
Compal Electronics, Inc.	375,000	244,257
Computershare Ltd.	25,961	331,142
Fujitsu Ltd.	37,000	224,096
Infosys Ltd. - ADR +	16,400	289,788
Nomura Research Institute Ltd.	1,800	92,620
Obic Co Ltd.	1,500	125,521
		1,826,069
COSMETICS / PERSONAL CARE - 3.0%
Kao Corp.	10,900	782,806
Kose Corp.	2,300	424,625
L’Oreal SA	2,925	704,660
Pola Orbis Holdings, Inc.	10,000	435,877
Shiseido Co Ltd.	5,700	369,467
Unicharm Corp.	3,700	103,921

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 97.5% (Continued)
COSMETICS / PERSONAL CARE - 3.0% (Continued)
Unilever NV - ADR	8,117	$465,567
Unilever PLC	4,648	260,839
		3,547,762
DISTRIBUTION / WHOLESALE - 0.4%
Marubeni Corp.	9,000	67,521
Sumitomo Corp.	7,500	134,500
Toyota Tsusho Corp.	7,500	268,666
		470,687
DIVERSIFIED FINANANCIAL SERVICES - 2.6%
ASX Ltd.	3,249	143,215
B3 SA - Brasil Bolsa Balcao	28,000	202,712
China Merchants Securities Co., Ltd.	152,400	213,465
Deutsche Boerse AG	3,126	420,622
DGB Financial Group, Inc.	9,195	102,770
Fubon Financial Holding Co., Ltd.	29,000	49,615
GF Securities Co., Ltd.	96,200	169,378
Hana Financial Group, Inc.	10,225	454,330
Japan Exchange Group, Inc.	7,600	140,610
Nomura Holdings, Inc.	55,300	318,198
ORIX Corp. - ADR +	2,302	202,599
Partners Group Holding AG	349	254,833
Schroders PLC *	5,394	174,614
Yuanta Financial Holding Co., Ltd. *	498,000	237,672
		3,084,633
ELECTRIC - 0.8%
Centrais Eletricas Brasileiras SA *	37,200	203,402
CEZ AS	4,959	126,945
Cia Energetica de Minas Gerais *	43,000	94,810
Enel SpA *	51,413	326,312
Verbund AG	5,004	155,047
		906,516
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
Brother Industries Ltd.	10,100	216,433
Schneider Electric SE	7,618	690,873
		907,306
ELECTRONICS - 3.4%
AU Optronics Corp. *	103,000	42,473
Hoya Corp.	9,700	517,724
Keyence Corp.	1,600	974,711
Koninklijke Philips NV *	21,768	921,815
Kyocera Corp. - ADR	700	44,506
Kyocera Corp. - ADR	6,100	389,375
Nidec Corp.	5,300	828,348
Synnex Technology International Corp.	187,050	268,641
		3,987,593
ENGINEERING & CONSTRUCTION - 0.1%
Auckland International Airport Ltd	17,380	77,881
Enka Insaat ve Sanayi AS *	46,510	55,921
		133,802
ENTERTAINMENT - 0.6%
Aristocrat Leisure Ltd.	25,172	506,307
OPAP SA	18,132	217,064
		723,371
FOOD - 1.9%
BIM Birlesik Magazalar AS	6,693	113,630
CJ CheilJedang Corp. *	362	45,946
Marine Harvest ASA - ADR	2,100	45,444
Nestle SA - ADR	1,134	87,726
Nestle SA	6,977	541,109
Seven & i Holdings Co., Ltd.	9,500	418,176
WH Group Ltd.	380,000	393,425
Security	Shares	Value
FOOD - 1.9% (Continued)
Wm Morrison Supermarkets PLC	29,595	$98,751
Woolworths Group Ltd.	7,848	164,583
Yakult Honsha Co., Ltd.	4,000	284,693
		2,193,483
FOREST PRODUCTS & PAPER - 1.2%
Mondi PLC	5,864	163,314
Oji Holdings Corp.	42,000	295,170
Stora Enso OYJ	20,293	400,470
UPM-Kymmene OYJ	14,043	501,326
		1,360,280
GAS - 0.0%
Tokyo Gas Co., Ltd.	900	24,129

HAND / MACHINE TOOLS - 0.6%
Finning International, Inc.	5,451	137,726
Fuji Electric Co., Ltd.	17,000	121,133
SMC Corp.	1,000	379,628
THK Co., Ltd.	2,100	73,121
		711,608
HEALTHCARE - PRODUCTS - 2.0%
Lonza Group AG	802	196,172
Olympus Corp.	6,900	257,058
Smith & Nephew PLC	27,710	530,926
Smith & Nephew PLC - ADR ^	8,738	339,646
Sonova Holding AG	1,574	259,674
Sysmex Corp.	7,900	697,195
Terumo Corp.	2,200	124,358
		2,405,029
HEALTHCARE - SERVICES - 0.5%
Fresenius Medical Care AG & Co. KGaA	6,118	621,107

HOLDING COMPANIES-DIVERSIFIED - 0.5%
Haci Omer Sabanci Holding AS *	1	1
Itausa - Investimentos Itau SA *	158,300	615,008
Itausa - Investimentos Itau SA *	3,826	14,809
		629,818
HOME BUILDERS - 0.6%
Persimmon PLC	15,531	580,442
Sekisui Chemical Co., Ltd.	7,000	123,712
		704,154
HOME FURNISHINGS - 0.6%
Arcelik AS	1	4
LG Electronics, Inc.	2,286	216,756
Panasonic Corp.	30,200	446,747
		663,507
INSURANCE - 4.3%
AIA Group Ltd.	43,400	387,894
Allianz SE - ADR	12,100	286,286
Assicurazioni Generali SpA	30,414	614,028
AXA SA	30,706	878,587
China Life Insurance Co., Ltd. *	102,460	111,010
CNP Assurances	1,647	42,207
Dai-ichi Life Holdings, Inc.	9,800	194,368
MS&AD Insurance Group Holdings, Inc.	20,500	690,110
NN Group NV	22,909	1,098,453
Porto Seguro SA	5,500	71,358
QBE Insurance Group Ltd.	23,916	179,093
Shin Kong Financial Holding Co., Ltd. *	633,000	257,265
Sompo Holdings, Inc.	6,000	250,980
		5,061,639

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 97.5% (Continued)
INTERNET - 0.3%
Start Today Co., Ltd.	500	$14,423
Trend Micro, Inc.	5,400	322,550
		336,973
INVESTMENT COMPANIES - 0.7%
Hyundai Heavy Industries Holdings Co., Ltd. *	109	42,829
Investor AB	10,839	464,613
Pargesa Holding SA	3,627	339,827
		847,269
IRON / STEEL - 2.4%
JFE Holdings, Inc.	5,000	102,513
Nippon Steel & Sumitomo Metal Corp.	17,800	386,623
POSCO	1,122	386,597
Vale SA *	57,500	801,739
Vale SA	70,244	972,177
voestalpine AG	2,051	108,259
		2,757,908
LEISURE TIME - 1.1%
Carnival PLC - ADR +	5,846	377,944
TUI AG *	19,994	452,286
Yamaha Motor Co., Ltd.	12,700	405,686
		1,235,916
LODGING - 2.1%
Crown Resorts Ltd.	17,942	174,607
Galaxy Entertainment Group Ltd.	101,000	884,061
InterContinental Hotels Group PLC - ADR	1,100	70,004
Melco Resorts & Entertainment Ltd. - ADR	15,819	493,711
Sands China Ltd.	77,600	448,503
Wynn Macau Ltd.	100,000	369,555
		2,440,441
MACHINERY CONSTRUCTION & MINING - 2.1%
Atlas Copco AB - A shares	9,312	364,727
Atlas Copco AB - B shares	3,574	126,873
Hitachi Construction Machinery Co Ltd.	9,400	341,282
Hitachi Ltd. - ADR	2,293	175,071
Hitachi Ltd.	106,000	772,905
Komatsu Ltd.	14,500	493,812
Mitsubishi Electric Corp.	15,800	241,990
		2,516,660
MACHINERY - DIVERSIFIED - 0.2%
Hexagon AB	1,275	73,732
Kone OYJ	3,154	156,723
		230,455
MEDIA - 0.7%
Pearson PLC - ADR	9,656	110,272
Wolters Kluwer NV *	12,437	673,298
		783,570
METAL FABRICATE / HARDWARE - 0.1%
Catcher Technology Co., Ltd.	13,000	144,172

MINING - 3.0%
Anglo American PLC	18,494	435,356
BHP Billiton Ltd.	38,188	893,265
BHP Billiton PLC	10,980	234,231
Boliden AB	1,482	51,431
Glencore PLC	143,952	693,744
MMC Norilsk Nickel PJSC - ADR ^	6,019	102,564
MMC Norilsk Nickel PJSC - ADR	3,153	54,216
Rio Tinto PLC - ADR ^	14,883	817,821
South32 Ltd.	26,158	72,782
Southern Copper Corp. ^	2,139	112,961
		3,468,371
Security	Shares	Value
MISCELLANEOUS MANUFACTURING - 0.5%
Doosan Corp.	1,070	$74,979
FUJIFILM Holdings Corp.	9,700	389,722
HIWIN Technologies Corp.	7,000	105,447
		570,148
OFFICE / BUSINESS - 1.0%
Canon, Inc.	21,600	742,310
Ricoh Co., Ltd.	21,200	206,952
Seiko Epson Corp.	8,700	163,375
		1,112,637
OIL & GAS - 9.1%
BP PLC - ADR	4,989	222,459
China Petroleum & Chemical Corp.	1,550,000	1,509,559
CNOOC Ltd. - ADR	7,180	1,213,492
Ecopetrol SA - ADR	11,336	250,299
Eni SpA	31,266	611,504
Gazprom PJSC - ADR	30,800	140,448
Gazprom PJSC - ADR	67,456	312,186
Inpex Corp.	5,000	63,858
LUKOIL PJSC - ADR	15,187	1,014,492
PetroChina Co., Ltd. - ADR *	8,450	622,004
PetroChina Co., Ltd.	328,000	241,705
Petroleo Brasileiro SA - ADR *	9,323	122,597
Petroleo Brasileiro SA - ADR * ^	60,138	847,344
Polski Koncern Naftowy ORLEN SA *	6,490	165,587
Polskie Gornictwo Naftowe i Gazownictwo SA *	48,396	85,090
PTT Exploration & Production PCL *	96,300	408,094
PTT PCL	244,000	435,191
Royal Dutch Shell PLC - ADR ^	11,195	810,742
Royal Dutch Shell PLC - ADR	8,700	608,130
SK Innovation Co., Ltd. *	1,090	199,739
Statoil ASA - ADR	30,226	773,786
		10,658,306
PHARMACEUTICALS - 3.5%
Alfresa Holdings Corp. *	3,100	68,333
Astellas Pharma, Inc.	39,200	572,798
Bayer AG	3,266	390,545
Novo Nordisk A/S - ADR	15,300	718,182
Roche Holding AG	4,061	903,306
Sanofi - ADR	12,800	503,296
Shionogi & Co., Ltd.	8,000	410,739
Takeda Pharmaceutical Co., Ltd. ^	13,600	572,147
		4,139,346
PRIVATE EQUITY - 0.6%
3i Group PLC	51,117	660,139

REAL ESTATE - 1.5%
CK Asset Holdings Ltd.	61,500	530,954
Swire Properties Ltd.	272,600	967,640
Wharf Real Estate Investment Co Ltd.	17,000	127,468
Wheelock & Co., Ltd.	14,000	103,874
		1,729,936
REIT - 0.3%
Link REIT	38,000	335,866

RETAIL - 2.6%
Canadian Tire Corp Ltd.	4,000	545,981
Cie Financiere Richemont SA - ADR	18,300	173,026
Cie Financiere Richemont SA	3,759	357,723
Dollarama, Inc.	2,000	230,586
Hennes & Mauritz AB	4,965	85,454
HUGO BOSS AG	5,706	535,179
Kingfisher PLC	45,221	188,680
Lojas Renner SA *	9,700	90,389
See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 97.5% (Continued)
RETAIL - 2.6% (Continued)
McDonald’s Holdings Co., Japan Ltd.	3,100	$144,934
Ryohin Keikaku Co., Ltd.	500	170,868
Sundrug Co., Ltd.	10,700	549,913
		3,072,733
SEMICONDUCTORS - 7.2%
Macronix International *	139,000	220,815
MediaTek, Inc.	43,000	489,065
Nanya Technology Corp. *	194,000	603,899
Rohm Co., Ltd.	2,400	222,178
Samsung Electronics Co., Ltd.	1,348	3,341,164
Samsung Electronics Co., Ltd.	171	339,855
Samsung Electronics Co., Ltd. - ADR	375	370,125
SK Hynix, Inc. *	14,214	1,117,846
STMicroelectronics NV	26,901	587,683
Taiwan Semiconductor Manufacturing Co., Ltd. *	35,000	266,607
Tokyo Electron Ltd.	3,800	729,101
Tokyo Electron Ltd. - ADR	2,200	106,194
United Microelectronics Corp.	185,000	99,765
		8,494,297
SOFTWARE - 3.7%
Amadeus IT Group SA	10,559	770,766
Constellation Software, Inc.	300	214,742
Konami Holdings Corp.	3,800	186,436
Nexon Co., Ltd. *	27,800	404,141
Oracle Corp Japan	2,500	205,172
Sage Group PLC	6,798	59,155
SAP SE	22,002	2,445,762
		4,286,174

TELECOMMUNICATIONS - 0.4%
BT Group PLC - ADR	6,092	105,087
Nippon Telegraph & Telephone Corp - ADR	567	26,830
Telekomunikasi Indonesia Persero Tbk PT - ADR	5,300	144,425
Telenor ASA	3,043	67,448
Vodafone Group PLC - ADR	4,900	144,109
		487,899
TOYS / GAMES - 1.0%
Nintendo Co., Ltd.	2,700	1,133,388
Security		Shares	Value
TRANSPORTATION - 5.2%
Canadian National Railway Co.		21,857	$1,690,829
Canadian Pacific Railway Ltd.		3,700	676,185
Central Japan Railway Co.		2,400	480,461
Deutsche Post AG		18,954	823,097
East Japan Railway Co.		8,500	815,795
Guangshen Railway Co.. Ltd.		266,000	154,253
Hankyu Hanshin Holdings, Inc. *		6,800	267,239
Kamigumi Co. Ltd.		9,300	209,157
Nippon Express Co. Ltd.		9,400	709,490
Tobu Railway Co. Ltd. *		9,900	314,931
			6,141,437

TOTAL COMMON STOCK (Cost - $98,757,496)			114,406,272

EXCHANGE TRADED FUND - 0.6%
EQUITY FUND - 0.6%
iShares MSCI EAFE ET		4,334	306,587
iShares MSCI Eurozone ETF		8,800	390,104
TOTAL EXCHANGE TRADED FUND (Cost - $672,464)			696,691

		Principal
	Interest Rate	Amount
PREFERRED STOCKS -0.9%
BANKS - 0.4%
Banco Bradesco SA	3.680	49,060	485,578

ELECTRIC - 0.2%
RWE AG - NV	9.340	8,673	175,696

OIL & GAS - 0.3%
Petroleo Brasileiro SA	0.000	51,200	337,350

TOTAL PREFERRED STOCKS (Cost - $928,031)			998,624

		Shares
COLLATERAL FOR SECURITIES LOANED - 5.0%
Mount Vernon Prime Portfolio 2.00% + (Cost - $5,883,467)		5,883,467	5,883,467

TOTAL INVESTMENTS - 104.0% (Cost - $106,241,458)			$121,985,054
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.0)%			(4,689,700)
NET ASSETS - 100.0%			$117,295,354

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,689,725 at April 30, 2018.

*	Non-income producing security.

ADR - American Depositary Receipt.

NV - Non-Voting                               REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of April 30, 2018.

Portfolio Composition * - (Unaudited)
Japan	23.6%	Switzerland	4.2%
Germany	7.6%	China	4.1%
Britain	6.9%	Netherlands	4.0%
South Korea	5.5%	France	3.8%
Brazil	5.2%	Other Countries **	30.8%
Canada	4.3%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

**	Includes collateral for securities loaned as of April 30, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (Barings LLC)

The first fiscal quarter was highlighted with a meaningful increase in the 10-year Treasury. From the beginning of the first fiscal quarter, the 10-year Treasury yield gained 33 basis points to end at 2.71 percent, fluctuating within a 41 basis point range. The momentum in rising yields continued in the second fiscal quarter as rates rose another 24 points to end at 2.95 percent, fluctuating in a 32 basis point range while also briefly breaching the psychological 3 percent level. This rise in rates is mainly attributed to three factors over the period. The first was the Federal Open Market Committee raising base rates, the second was the passing of the new tax plan which forced the long end of the curve to rise, and lastly the increase in GDP estimates for 2018 not only domestically but globally. This did not bode well for REITs, as measured by the FTSE NAREIT All REITs Index, in the short-term. However, historical data provides evidence that REIT performance over meaningful time periods has not been driven by interest rate shifts. Since 1996, REITs have been up in more rising rate periods than they have been down. After falling 0.7 percent in the first fiscal quarter, REITs declined 3 percent in the second fiscal quarter resulting in a decline of 3.8 percent for the six-month period. REITs underperformed other broad equity indexes, such as the S&P 500 Index, as the S&P 500 increased 3.8 percent during the six-month period.

The Sub-Adviser believes that the intrinsic value of a listed real estate company is a function of the quality of its real estate portfolio, management team, and capital plan. Achieving a thorough understanding of the real estate assets owned by an investment candidate is the foundation of establishing the value of that enterprise. Evaluating management’s ability to drive earnings and add value to underlying real estate assets is vital to the Sub-Adviser developing an understanding of the potential sustainable future success of the company. Assessing a firm’s financial structure within the context of the prevailing financial environment provides the Sub-Adviser with a framework to understand the risk and long-term potential of a firm’s business strategy. Over the six-month period ended April 30, 2018, office, single family, and apartment REITs, among others, contributed to the relative performance of the Fund. Sectors that detracted from relative performance over the six-month period were infrastructure, regional mall, and healthcare REITs, among others.

In the first fiscal quarter, the largest contributor to relative performance in the Fund was through the sectors the Sub-Adviser completely divested, such as the equity diversified REITs and the self-storage REITs. The Sub-Adviser currently has a negative outlook for the equity diversified REIT sector. The Sub-Adviser believes that the lack of centralized focus may lead to inefficiencies and lack of specialization that may hurt performance. The underweight to the equity diversified REIT sector once again contributed to relative performance as the sector was one of the worst performers over the second recent fiscal quarter ended April 30, 2018. To begin the first fiscal quarter, the Fund had exposure to the self-storage REIT sector but liquidated those positions during the first fiscal quarter. This sector has had a very strong showing the past five years, but concerns over excess supply have dampened the outlook. Revenue growth in this sector has been decelerating every quarter since mid-2016, while supply has been rapidly growing. The Sub-Adviser believes supply will continue to grow in 2018 and may hit a peak in 2019. Although this allocation decision contributed to relative performance in the first fiscal quarter, this sector detracted from relative performance as self-storage REITs rallied in the second fiscal quarter. For example, two names within this sector that increased in the second fiscal quarter were Extra Space Storage Inc. (EXR) (holding weight**: 2.23 percent) and CubeSmart (CUBE) (holding weight**: 1.22 percent), which increased 8.1 percent and 8.3 percent, respectively. The Sub-Adviser’s conviction regarding the underweight to the sector remains despite the brief rally.

Infrastructure REITs added to Fund performance on an absolute basis during the first fiscal quarter, but significantly detracted from Fund performance during the second fiscal quarter. Examples of property types in the infrastructure REITs sector are cell towers, renewable energy real estate, and electricity infrastructure. Two companies, both in the cell tower space, were two of the largest detractors from absolute Fund performance. American Tower Corp. (AMT) (holding weight*: 7.50 percent) and Crown Castle International Corp. (CCI) (holding weight*: 5.64 percent) both own, operate, develop, and lease wireless communication infrastructure. AMT operates domestically while CCI operates in the U.S. and Australia. The companies fell 4.1 percent and 4.0 percent, respectively, over the most recent six-month period. Although many investors believe that the Department of Justice will block T-Mobile’s acquisition of Sprint, the Sub-Adviser is cautiously monitoring the developments of this deal as the result may heavily impact the carriers’ plans to spend on additional towers, which could accelerate internal growth within the sector.

The industrial REIT sector positively contributed to Fund performance over the most second quarter after slightly detracting in the first fiscal quarter. The Sub-Adviser believes that the continued emergence of ecommerce will force a reconfiguration of supply chains and a strengthening of existing supply chains. The more ecommerce, the more industrial space will be needed. A current point of emphasis for ecommerce companies is urban industrial space also referred to as the “last mile.” These spaces are crucial for quick delivery of items and is increasingly difficult to acquire in larger and more dense cities such as New York. Prologis Inc. (PLD) (holding weight*: 6.91 percent) is currently expanding their urban industrial space as they are in the process of building a large facility in Seattle. This facility is not due to be completed until late 2018 or most likely in 2019, and they have already received strong demand for the space. PLD increased 2 percent over the most recent fiscal six-month period.

Going forward, the Sub-Adviser is optimistic about REIT performance through 2018, as it sees compelling evidence for the valuation support levels and growth in REITs, specifically the reacceleration of earnings growth. The Sub-Adviser believes that due to the lagging performance of REITs relative to general equities and real assets over the past year, despite positive earnings, investors should come to see value in the REITs space. The Sub-Adviser sees opportunities in the evolving lifestyle of millennials and the continued growth of ecommerce, and is positioned to potentially benefit from the positive impacts of both themes in the REIT space.

*	Holdings percentage(s) as of 4/30/2018.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

	Six	One	Annualized	Annualized	Annualized	Annualized Since Inception
	Months	Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(4.04)%	(3.12)%	2.41%	4.56%	5.91%	6.14%
Class C	(4.55)%	(4.09)%	1.38%	3.52%	4.85%	5.09%
Class A with load of 5.75%	(9.70)%	(8.88)%	0.17%	3.06%	5.02%	2.94%*
Class A without load	(4.20)%	(3.35)%	2.16%	4.29%	5.65%	3.49%*
FTSE NAREIT All REITs Index	(3.79)%	(0.92)%	4.95%	5.43%	6.45%	6.60%
Morningstar Real Estate Category	(3.51)%	(1.68)%	3.08%	4.54%	5.10%	6.20%

*	Class A commenced operations on January 3, 2007.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2018

Security	Shares	Value
COMMON STOCK - 3.5%
LODGING - 3.5%
Hilton Worldwide Holdings, Inc.	24,176	$1,906,036
TOTAL COMMON STOCK (Cost - $1,631,564)

REITS - 94.7%
APARTMENTS - 15.2%
Camden Property Trust	24,340	2,078,636
Essex Property Trust	9,570	2,293,833
Invitation Homes, Inc. ^	48,665	1,126,108
UDR, Inc. ^	74,940	2,709,081
		8,207,658
DIVERSIFIED - 32.2%
American Tower Corp.	29,690	4,048,528
Cousins Properties, Inc.	132,420	1,177,214
Crown Castle International Corp	30,190	3,045,265
Digital Realty Trust, Inc.	30,920	3,267,935
Equinix, Inc.	5,900	2,482,661
Gaming and Leisure Properties, Inc.	23,800	815,626
New Residential Investment Corp.	48,160	841,837
Vornado Realty Trust	3,890	264,637
Weyerhaeuser Co.	37,730	1,387,709
		17,331,412
HEALTHCARE - 5.8%
Healthcare Realty Trust, Inc.	15,180	422,459
Medical Properties Trust, Inc.	36,210	462,764
National Health Investors, Inc.	6,640	453,313
Physicians Realty Trust	56,860	849,488
Welltower, Inc.	17,950	959,248
		3,147,272
HOTELS - 3.9%
Chesapeake Lodging Trust ^	28,130	830,960
Park Hotels & Resorts, Inc.	20,972	603,574
Sunstone Hotel Investors, Inc.	43,750	682,500
		2,117,034
MANUFACTURED HOMES - 3.3%
Sun Communities, Inc.	18,960	1,779,396

OFFICE - 9.6%
Boston Properties, Inc. ^	16,090	1,953,487
Brandywine Realty Trust	34,040	548,384
Hudson Pacific Properties, Inc.	29,040	954,545
JBG SMITH Properties	3,230	119,090
Kilroy Realty Corp.	22,283	1,597,023
		5,172,529
Security	Shares	Value
REGIONAL MALLS - 5.5%
Macerich Co. ^	11,050	$636,701
Simon Property Group, Inc. ^	14,931	2,334,313
		2,971,014
SHOPPING CENTERS - 5.4%
Acadia Realty Trust ^	38,758	914,689
Regency Centers Corp.	26,784	1,576,238
Retail Properties of America, Inc.	34,520	398,361
		2,889,288
SINGLE FAMILY - 3.7%
Agree Realty Corp.	16,410	802,121
Realty Income Corp. ^	11,810	596,523
STORE Capital Corp.	24,010	605,772
		2,004,416
WAREHOUSE/INDUSTRIAL - 10.1%
First Industrial Realty Trust, Inc.	54,550	1,697,051
Prologis, Inc.	57,460	3,729,729
		5,426,780

TOTAL REITS (Cost - $48,371,396)		51,046,799

SHORT-TERM INVESTMENT - 2.0%
MONEY MARKET FUND - 2.0%
Fidelity Investments Money Market - Class I, 1.58% +	1,061,356	1,061,356
TOTAL SHORT-TERM INVESTMENT (Cost - $1,061,356)

COLLATERAL FOR SECURITIES LOANED - 13.1%
Mount Vernon Prime Portfolio, 2.0% + (Cost - $7,050,085)	7,050,085	7,050,085

TOTAL INVESTMENTS - 113.3% (Cost - $58,114,401)		$61,064,276
LIABILITIES IN EXCESS OF OTHER ASSETS - (13.3)%		(7,171,607)
TOTAL NET ASSETS - 100.00%		$53,892,669

^	All or a portion of these securities are on loan. Total loaned securities had a value of $6,852,942 at April 30, 2018.

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of April 30, 2018

Portfolio Composition * - (Unaudited)
Diversified	28.4%	Shopping Centers	4.7%
Apartments	13.4%	Hotels	3.5%
Collateral for Securities Loaned	11.5%	Single Family	3.3%
Warehouse/Industrial	8.9%	Lodging	3.1%
Office	8.5%	Manufactured Homes	2.9%
Healthcare	5.2%	Short-Term Investment	1.7%
Regional Malls	4.9%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Piermont Capital Management LLC)

After rising 3.1 percent in the previous fiscal quarter, small cap value stocks, as measured by the Russell 2000 Value Index, fell 2.2 percent in the fiscal quarter ended April 30, 2018. This most recent decrease places the six-month performance of small cap value stocks at 0.9 percent. Small cap value stocks trailed their small cap growth counterparts in the previous fiscal quarter by 3.8 percent. The gap continued to grow in the most recent fiscal quarter, but by a much smaller margin, as small cap growth stocks outpaced small cap value stocks by only 0.7 percent. This most recent shift places small cap value stocks 4.5 percent behind small cap growth stocks over the six-month period. On a broader level, small cap stocks, as measured by the Russell 2000 Index, outperformed large cap stocks, as measured by the Russell 1000 Index, during the most recent fiscal quarter, adding 3.8 percent on a relative basis. However, during the previous fiscal quarter, small cap stocks lagged large cap stocks by 4.3 percent. Therefore, over the six-month period, small cap stocks trailed large cap stocks by only 0.6 percent. The top performing industry groups in the Fund during the six-month period included healthcare, services – consumer, other financials, and insurance. For the Fund, the capital goods, technology - hardware, and utilities industry groups underperformed over the six-month period.

Since the Sub-Adviser’s proprietary process seeks sector neutrality versus the benchmark index, the stock selection within each sector is the primary driver of relative performance. The Sub-Adviser’s security selection is derived using quantitative metrics. The Sub-Adviser applied 14 customized, industry group-specific, multi-factor models designed to limit tracking error with a goal of high excess return consistency and a high information ratio. The Sub-Adviser then chooses the best manner to purchase or sell highly ranked securities for the Fund, in addition to reviewing several final factors to determine if there are any concerns before taking action.

Healthcare was the strongest performing industry group for the Fund during the six-month period, returning 22.6 percent. The top two contributions to the Fund’s performance came from the healthcare space. Within healthcare, Haemonetics Corporation (HAE) (holding weight*: 1.81 percent), a company that provides hematology products and solutions, performed well. During the six-month period, HAE’s stock price increased 64.1 percent. The company continued year-over-year revenue increases, led by steady growth in their plasma franchise, which is seeing strong end-market demand for plasma-derived biopharmaceuticals. Another top contributor to the Fund’s performance from healthcare was Sucampo Pharmaceuticals, Inc. (SCMP) (holding weight**: 0.55 percent), an American biopharmaceutical company focused on medical applications of a class of ion channel modulators called prostones. During the period, a global pharmaceutical company purchased the company which drove up the stock price. The stock returned a strong 84 percent for the six-month period. Another top contributor was LendingTree Inc. (TREE) (holding weight*: 1.04 percent), an online loan marketplace for consumers seeking loans and other credit-based offerings in the United States. The company continues to have strong earnings growth year-over-year. The stock returned 31.5 percent for the six-month period.

On the other end of the spectrum, the Fund had detractors from several industry groups. Technology – services lost 5.7 percent as an industry group for the Fund. The top detractor for the Fund came from that space. Insight Enterprises, Inc. (NSIT) (holding weight**: 0.23 percent), a company that provides information technology hardware, software, and service solutions for small and medium sized firms, enterprises, governments, schools, and health care organizations globally, decreased 22.1 percent over the six-month period. Beazer Homes USA, Inc. (BZH) (holding weight*: 0.88 percent), a U.S. homebuilder that designs, constructs, and sells single-family and multi-family homes for entry-level, move-up, or retirement-oriented home buyers experienced a difficult six-month period. BZH lost 30 percent for the six-month period, which contributed to the negative 10.7 percent return for the capital goods industry group in the Fund. Another detractor to the Fund within capital goods was Tutor Perini Corporation (TPC) (holding weight*: 0.70 percent), a construction company that provides diversified general contracting, construction management, and design-build services to private customers and public agencies worldwide. TPC declined 26.8 percent during the six-month period.

Additional detractors from the Fund performance during the six-month period were in the consumer products and REITs industry groups. Within consumer products, Lydall, Inc. (LDL) (holding weight*: 0.87 percent), a company that designs, manufactures, and markets specialty engineered filtration media, industrial thermal insulating solutions, and automotive thermal and acoustical barriers for filtration/separation and thermal/acoustical applications worldwide, fell 22.8 percent during the six-month period. This return contributed to the overall negative return of 2.5 percent in the consumer products space. REITs returned a negative 6.4 percent for the Fund during the six-month period. Preferred Apartment Communities, Inc. (APTS) (holding weight*: 0.76 percent), a Maryland corporation formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States, fell 23.7 percent during the six-month period.

The Sub-Adviser is optimistic that its proprietary index factor analysis is designed to benefit from the current economic environment. Recent trends have turned towards what the Sub-Adviser would hope leads to more tailwinds for their investments using their factor analysis relationships within the Fund’s models. The Sub-Adviser’s sector-neutral approach continues to seek to outperform the benchmark index through stock selection. The Sub-Adviser is optimistic that although it is sector neutral, its careful stock selection will allow it to be less interest rate sensitive within rate-sensitive sectors, as indicators suggest that rates will continue to rise in 2018.

*	Holdings percentage(s) as of 4/30/2018.

**	Holding percentage(s) as of the date prior to the sale of the security

Growth of $100,000 Investment

Total Returns as of April 30, 2018

						Annualized Since
			Annualized	Annualized	Annualized	Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	(0.33)%	5.59%	8.37%	10.00%	7.36%	6.17%
Class C	(0.77)%	4.57%	7.29%	8.92%	6.29%	5.13%
Class A with load of 5.75%	(6.18)%	(0.73)%	6.00%	8.43%	6.48%	4.98%*
Class A without load	(0.44)%	5.34%	8.11%	9.72%	7.11%	5.53%*
Russell 2000 Value Index	0.94%	6.53%	9.27%	10.36%	8.46%	7.43%
Morningstar Small Cap Value Category	0.96%	6.34%	7.41%	9.60%	8.42%	7.40%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.39% for Class N, 2.39% for Class C and 1.64% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 99.5%
AEROSPACE / DEFENSE - 1.8%
Moog, Inc. *	5,060	$414,768
Triumph Group, Inc. ^	11,830	279,780
		694,548
APPAREL - 0.7%
Oxford Industries, Inc.	3,300	254,232

AUTO PARTS & EQUIPMENT - 0.6%
Cooper Tire & Rubber Co. ^	8,750	213,938

BANKS - 20.2%
Bancorp, Inc. *	24,318	251,691
BancFirst Corp. ^	4,660	266,319
BankUnited, Inc.	12,152	481,341
Banner Corp.	8,440	484,456
Cathay General Bancorp	6,620	264,866
CenterState Bank Corp.	14,580	422,528
Central Pacific Financial Corp.	8,520	247,762
Customers Bancorp, Inc. *	8,490	244,682
First Busey Corp.	7,600	225,340
First Citizens BancShares, Inc.	1,210	523,071
First Commonwealth Financial Corp. ^	16,700	252,838
First Interstate BancSystem, Inc.	6,100	247,050
Franklin Financial Network, Inc. * ^	6,360	214,332
Fulton Financial Corp.	21,301	359,987
Heartland Financial USA, Inc.	5,910	317,072
HomeStreet, Inc. * ^	9,650	246,075
International Bancshares Corp.	11,300	449,740
Simmons First National Corp.	13,300	401,660
State Bank Financial Corp.	4,592	144,694
TriCo Bancshares	6,833	255,349
TrustCo Bank Corp NY ^	19,000	162,450
Trustmark Corp.	10,085	315,761
UMB Financial Corp. ^	5,200	398,216
Wintrust Financial Corp.	5,380	481,241
		7,658,521
BIOTECHNOLOGY - 2.0%
AMAG Pharmaceuticals, Inc. * ^	15,900	326,745
Intellia Therapeutics, Inc. * ^	9,530	190,791
Spectrum Pharmaceuticals, Inc. *	15,712	250,135
		767,671
BUILDING MATERIALS - 2.6%
Cree, Inc. * ^	13,440	501,581
Gibraltar Industries, Inc. *	13,600	478,040
		979,621
CHEMICALS - 2.5%
Cabot Corp.	6,821	381,021
Minerals Technologies, Inc.	4,576	315,973
Stepan Co.	3,865	271,787
		968,781
COMMERCIAL SERVICES - 4.6%
Ennis, Inc. ^	11,390	203,881
Green Dot Corp. *	8,530	518,709
K12, Inc. * ^	16,820	257,346
Quad Graphics, Inc.	14,842	366,746
Weight Watchers International, Inc. * ^	5,710	399,986
		1,746,668
COMPUTERS - 1.1%
Virtusa Corp. *	8,400	404,376

COSMETICS / PERSONAL CARE - 0.8%
Inter Parfums, Inc.	6,300	322,560
Security	Shares	Value

DIVERSIFIED FINANCIAL SERVICES - 0.9%
Federated Investors, Inc. ^	12,200	$322,934

ELECTRIC - 3.9%
El Paso Electric Co.	5,600	285,880
NorthWestern Corp.	8,840	485,670
PNM Resources, Inc.	5,400	214,110
Portland General Electric Co.	11,280	479,174
		1,464,834
ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
EnerSys ^	6,160	422,330

ELECTRONICS - 1.8%
Electro Scientific Industries, Inc. * ^	23,000	414,000
Knowles Corp. * ^	20,700	264,960
		678,960
ENGINEERING & CONSTRUCTION - 0.7%
Tutor Perini Corp. * ^	12,860	265,559

ENTERTAINMENT - 2.1%
International Speedway Corp.	10,474	430,481
Marriott Vacations Worldwide Corp. ^	3,090	378,865
		809,346
FOOD - 1.4%
Dean Foods Co.	30,110	259,247
Sanderson Farms, Inc. ^	2,460	273,454
		532,701
GAS - 1.1%
Southwest Gas Holdings, Inc.	5,720	417,503

HAND / MACHINE TOOLS - 0.9%
Regal Beloit Corp.	4,900	348,880

HEALTHCARE - PRODUCTS - 3.4%
Haemonetics Corp. * ^	8,810	687,532
Halyard Health, Inc. *	7,960	377,065
LifePoint Health, Inc. * ^	4,870	233,273
		1,297,870
HOME BUILDERS- 2.2%
Beazer Homes USA, Inc. *	22,800	334,704
Taylor Morrison Home Corp. *	11,710	278,230
Tempur Sealy International, Inc. * ^	4,700	210,325
		823,259
HOUSEHOLD PRODUCTS / WARES - 0.7%
ACCO Brands Corp.	22,189	267,377

INSURANCE - 3.9%
American Equity Investment Life Holding Co.	15,176	458,315
Navigators Group, Inc.	3,820	215,830
Selective Insurance Group, Inc. ^	8,567	507,166
Universal Insurance Holdings, Inc.	9,178	297,826
		1,479,137
IRON / STEEL - 1.0%
Schnitzer Steel Industries, Inc. ^	12,727	374,810

MEDIA - 1.2%
Gannett Co., Inc.	23,500	227,245
Gray Television, Inc. *	18,400	207,920
		435,165
METAL FABRICATE / HARDWARE - 1.0%
Rexnord Corp. *	14,400	396,144

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 99.5% (Continued)
MISCELLANEOUS MANUFACTURING - 2.0%
ITT, Inc.	8,900	$435,121
Lydall, Inc. *	7,430	331,378
		766,499
OIL & GAS - 4.6%
Gulfport Energy Corp. *	23,670	220,131
Laredo Petroleum, Inc. * ^	32,350	355,850
Par Pacific Holdings, Inc. *	15,780	266,209
PBF Energy, Inc.	8,300	318,139
Penn Virginia Corp. *	4,784	222,073
Unit Corp. * ^	15,778	357,845
		1,740,247
OIL & GAS SERVICES - 2.0%
Newpark Resources, Inc. *	41,307	433,724
Oceaneering International, Inc. ^	15,030	319,237
		752,961
PHARMACEUTICALS - 0.8%
Anika Therapeutics, Inc. *	7,233	318,324

REAL ESTATE - 0.9%
Realogy Holdings Corp. ^	14,000	347,340

REITS - 11.8%
Chatham Lodging Trust	19,900	379,095
First Industrial Realty Trust, Inc.	12,710	395,408
Gramercy Property Trust	8,700	204,450
Independence Realty Trust, Inc.	21,000	197,400
Invesco Mortgage Capital, Inc.	23,950	388,709
National Storage Affiliates Trust	13,600	357,952
Outfront Media, Inc.	17,200	322,500
Piedmont Office Realty Trust, Inc.	21,900	392,448
Preferred Apartment Communities, Inc.	19,570	287,875
PS Business Parks, Inc.	2,700	311,256
Ramco-Gershenson Properties Trust	16,990	203,031
STAG Industrial, Inc.	13,800	339,066
Summit Hotel Properties, Inc. ^	29,300	424,264
Tier REIT, Inc.	14,000	266,140
		4,469,594
RETAIL - 2.6%
Denny’s Corp. *	10,700	187,357
Dillard’s, Inc. ^	3,100	231,105
Red Robin Gourmet Burgers, Inc. * ^	4,300	268,105
Tailored Brands, Inc.	10,000	315,500
		1,002,067
SAVINGS & LOANS - 2.4%
Flagstar Bancorp, Inc. *	11,312	390,830
Meridian Bancorp, Inc.	12,613	238,386
OceanFirst Financial Corp.	10,350	279,243
		908,459
Security	Shares	Value

SEMICONDUCTORS - 0.5%
Rambus, Inc. *	15,320	$206,820

SOFTWARE - 1.7%
MicroStrategy, Inc. *	1,970	251,095
Progress Software Corp.	10,541	389,279
		640,374
TELECOMMUNICATIONS - 1.6%
United States Cellular Corp. *	6,340	250,873
Viavi Solutions, Inc. *	39,000	368,550
		619,423
TRANSPORTATION - 2.0%
ArcBest Corp.	12,101	388,442
Echo Global Logistics, Inc. *	13,295	362,953
		751,395
TRUCKING & LEASING - 0.9%
Greenbrier Cos., Inc.	7,910	346,853

WATER - 1.5%
California Water Service Group	10,400	403,000
SJW Group	2,901	175,365
		578,365

TOTAL COMMON STOCKS - (Cost - $35,777,582)		37,796,446

SHORT-TERM INVESTMENT - 0.6%
MONEY MARKET FUND - 0.6%
Invesco STIT-Treasury Portfolio Institutional Class - 1.62% + (Cost - $217,609)	217,609	217,609

COLLATERAL FOR SECURITIES LOANED - 19.4%
Mount Vernon Prime Portfolio 2.00% +	7,373,018	7,373,018
(Cost - $7,373,018)

TOTAL INVESTMENTS - 119.5% (Cost - $43,368,209)		$45,387,073
LIABILITIES IN EXCESS OF OTHER ASSETS - (19.5)%		(7,421,824)
NET ASSETS - 100.0%		$37,965,249

REIT - Real Estate Investment Trust

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,055,811 at April 30, 2018.

*	Non Income producing security.

+	Variable rate security - interest rate is as of April 30, 2018.

Portfolio Composition * - (Unaudited)
Financial	33.5%	Utilities	5.4%
Industrial	12.5%	Basic Materials	3.0%
Consumer, Non-cyclical	11.6%	Technology	2.8%
Consumer, Cyclical	6.8%	Communications	2.3%
Energy	5.5%	Other **	16.6%
		Total	100.0%

*	Based on total value of investments as of April 30, 2018.

**	Includes collateral for securities loaned as of April 30, 2018.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (Bailard, Inc.)

Emerging markets stocks, as measured by the MSCI Emerging Markets Index, reversed the positive trend by decreasing 6.8 percent in the most recent fiscal quarter, after increasing 11.6 percent in the previous fiscal quarter. Combining those two varied results, the index returned 4.8 percent for the six-month period ending April 30, 2018. The emerging markets index slightly outperformed its U.S. counterpart, as measured by the S&P 500 Index, which increased 3.8 percent over the same six-month period.

The Sub-Adviser believes that across the landscape of investible countries, the great differences in culture, government policies, fiscal and monetary policies, politics and local trading create persistent mispricing opportunities that significantly affect the price of securities. The Sub-Adviser suggests that countries are a powerful contributing factor to stock returns, offer consistent dispersion, and set the stage for an investor to profit by emphasizing a country selection strategy. The Sub-Adviser focuses on individual countries and bottom-up stock selection within those countries, with an overweight or an underweight to economic sectors being largely incidental. The Sub-Adviser monitors performance in country selection and stock selection.

The Sub-Adviser’s country selection process is responsive to the current market environment and it results in a ranking of the Sub-Adviser’s most and least favorite countries. A country exposure that positively contributed to the Fund’s performance relative to the index was the underweight to India. The Fund had zero exposure to India. The Sub-Adviser felt the country was expensive and would have poor earnings growth. The decision to avoid India led to outperformance versus the benchmark in the region, as India only returned 0.9 percent for the six-month period. The Sub-Adviser also avoided investing in Indonesia, believing that the country was too expensive as well. This led to an outperformance by the Fund versus the benchmark index, as Indonesia fell 4.3 percent during the six-month period. A beneficial overweight was the allocation to Egypt, which returned 13.6 percent for the Fund during the six-month period. The Sub-Adviser believes the country is becoming less risky from an investment perspective, as companies in the region have seen strong earnings growth. Another strong performing country was Peru, which was an overweight in the Fund and returned 22 percent during the six-month period. Peru corporations saw an uptick in earnings, leading to the strong country performance. On the downside, the Fund was negatively impacted by its strong overweight to Turkey. The poor return was the result of disappointing stock performance and the rapid depreciation of the Turkish lira, as the country returned a negative 5.7 percent for the Fund. Argentina, which was a strong overweight in the Fund versus the benchmark index, also underperformed, returning a negative 7.5 percent for the Fund during the six-month period. Concerns in Argentina continue to rise surrounding its increasing U.S. Dollar-denominated debt-load. An underweight in the Fund to South Africa also adversely affected Fund performance, as it did not fully participate in the positive 12.2 percent return for the six-month period for the region. The Fund also missed some upside in the emerging markets space by having no investment exposure to Thailand, which returned 16.1 percent for the six-month period.

The Sub-Adviser selects securities from among the model’s highest ranked stocks, while preserving the country characteristics that the country model seeks. Despite the Fund’s country allocation to Argentina detracting from fund performance, stock selection within the country contributed positively to Fund performance. Mercadolibre Inc. (MELI) (holding weight*: 0.98 percent), an Argentine company that operates online marketplaces dedicated to e-commerce and online auctions, had a strong six-month period, increasing 41.3 percent. The Sub-Adviser believes that the company is not sensitive to Argentina’s overall economy. MELI is working on adding fintech and payment systems as well. The Fund had a neutral exposure to China in the portfolio when compared to the benchmark index. However, two of the top contributors to the Fund’s performance over the six-month period came from China. A Chinese holding that had a positive impact on Fund performance was Sino Biopharmaceutical Ltd (1177 HK) (holding weight*: 0.92 percent), a company that researches, develops, manufactures, and sells Chinese medicines and chemical medicines in Hong Kong, Mainland China, and internationally. The stock had a strong six-month period, increasing 82.2 percent. The Sub-Adviser believes that the performance is attributed to a very strong research and development pipeline and strong guidance. Another Chinese holding that positively contributed to Fund performance was Agile Group Holdings Limited (3383 HK) (holding weight*: 1.15 percent), a company that engages in property development, property management, hotel operation, property investment, environmental protection, and other businesses in the People’s Republic of China. Over the six-month period, the stock increased 36.9 percent. On the other end of the spectrum, a holding that detracted from Fund performance was Kingboard Chemical Holdings Ltd. (148 HK) (holding weight*: 1.34 percent). Kingboard Chemical Holdings Ltd. is a Chinese company that manufactures and distributes laminates, copper foil, methanol, caustic soda, glass fabric, glass yarn, bleached craft paper, printed circuit boards, chemicals, liquid crystal displays, and magnetic products. The stock price dropped after it missed profit expectations and did not pay an expected special dividend. The stock was down 30.6 percent for the six-month period. Another detractor was Qualicorp SA (QUAL3) (holding weight*: 0.58), a Brazil-based company primarily active in the healthcare insurance sector. The stock lost 34.8 percent for the six-month period. The stock dropped on flat revenues and disappointing guidance.

The Sub-Adviser believes the United States Dollar will continue to strengthen as interest rates rise. The Sub-Adviser continues to see more value in emerging markets versus domestic stocks if that belief comes true. The Sub-Adviser also feels that the tariff threat from the U.S. towards some emerging markets countries may end up not being as strong as originally proposed. Therefore, the trade impact to the emerging markets space may be limited. The Sub-Adviser expects that emerging markets will continue to offer opportunity for growth, as many countries within the space have young and well-educated populations. The Sub-Advise r will continue to keep a close eye on currency risk in the Fund. The Sub-Adviser believes earnings and valuations are still attractive in emerging market countries.

*	Holdings percentage(s) as of 4/30/2018.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

			Annualized	Annualized	Annualized	Annualized Since Inception
	Six Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	1.07%	17.94%	4.27%	2.05%	0.57%	6.26%
Class C	0.59%	16.73%	3.23%	1.02%	(0.43)%	5.22%
Class A with load of 5.75%	(4.87)%	10.82%	1.99%	0.61%	(0.28)%	0.99%*
Class A without load	0.93%	17.62%	4.02%	1.81%	0.32%	1.52%*
MSCI Emerging Markets Index (net)	4.80%	21.71%	6.00%	4.74%	2.17%	9.00%
Morningstar Diversified Emerging Markets Category	4.10%	18.07%	5.47%	3.70%	1.15%	7.79%

*	Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.75% for Class N, 2.75% for Class C and 2.00% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 95.6%
AIRLINES - 0.6%
AirAsia Group Berhad	450,000	$439,613

APPAREL - 0.5%
LF Corp. *	15,000	394,469

AUTO MANUFACTURERS - 1.5%
Geely Automobile Holdings Ltd.	400,000	1,052,066

AUTO PARTS & EQUIPMENT - 1.7%
Weichai Power Co. Ltd.	1,000,000	1,157,707

BANKS - 18.5%
Agricultural Bank of China Ltd.	1,500,000	845,762
Banco Macro SA -ADR	9,000	872,280
Banco Santander Brasil SA - ADR	70,000	758,800
Bancolombia SA - ADR	12,000	571,920
Barclays Africa Group Ltd.	45,000	658,137
China Construction Bank Corp.	1,500,000	1,571,569
China Merchants Bank Co. Ltd.	212,000	924,452
Commercial International Bank Egypt SAE - GDR	274,999	1,410,745
Credicorp Ltd.	4,500	1,046,205
Grupo Financiero Galicia SA - ADR	7,000	447,440
Hong Leong Bank Bhd *	100,000	482,114
Industrial & Commercial Bank of China Ltd	1,100,000	965,719
Itau Unibanco Holding SA - ADR ^	40,000	581,200
Sberbank of Russia PJSC - ADR *	55,000	819,500
Turkiye Halk Bankasi AS *	170,000	347,549
Turkiye Is Bankasi	300,000	454,228
		12,757,620
BEVERAGES - 0.6%
Ambev SA - ADR	60,000	397,200

CHEMICALS - 4.9%
Formosa Chemicals & Fibre Corp. *	180,000	661,347
Grand Pacific Petrochemical Corporation *	700,000	774,498
Kingboard Chemical Holdings Ltd.	225,000	915,413
Kingboard Laminates Holdings Limited	450,000	599,832
Petronas Chemicals Group Bhd	205,000	440,420
		3,391,510
COAL - 1.2%
China Shenhua Energy Company	350,000	858,544

COMMERCIAL SERVICES - 1.2%
Estacio Participacoes SA	45,000	409,138
Qualicorp SA	58,000	403,274
		812,412
DIVERSIFIED FINANCIAL SERVICES - 3.3%
Fubon Financial Holding Co. Ltd.	350,000	598,800
Hana Financial Group, Inc.	22,500	999,748
Investec Limited *	88,000	693,131
		2,291,679
ELECTRIC - 0.4%
Engie Brasil Energia SA	25,000	267,010

ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Walsin Lihwa Corp. *	1,000,000	679,923
Security	Shares	Value
ELECTRONICS - 0.8%
Hannstar Display Corporation *	2,000,000	$548,497

ENGINEERING & CONSTRUCTION - 2.0%
China Communications Services Corp.	1,200,000	753,423
Daewoo Engineering & Construction Co. *	60,000	355,064
Ecorodovias Infraestructura e Logistica SA *	87,000	249,698
		1,358,185
ENVIRONMENT - 0.7%
China Water Affairs Group Ltd.	500,000	474,550

FOOD - 3.2%
JBS SA	230,000	577,687
Lien Hwa Industrial Corp. *	42,000	536,184
Orion Holdings Corp. *	18,000	411,098
Tingyi Cayman Islands Holding Corp.	370,000	701,261
		2,226,230
FOREST PRODUCTS & PAPER - 1.6%
Nine Dragons Paper Holdings Ltd.	450,000	671,191
Mondi Ltd.	15,000	436,965
		1,108,156
HOLDING COMPANIES - DIVERSIFIED - 2.4%
Barloworld Ltd.	28,000	377,594
Imperial Holdings *	28,500	547,405
Tekfen Holding AS	200,000	756,262
		1,681,261
HOME FURNISHINGS - 2.4%
Arcelik AS	70,000	311,879
LG Electronics, Inc.	14,000	1,327,463
		1,639,342
INSURANCE - 3.0%
Cathay Financial Holding Co., Ltd. *	400,000	717,503
Ping An Insurance Group Co of China Ltd	90,000	879,471
Shin Kong Financial Holding Co., Ltd. *	1,200,000	487,706
		2,084,680
INTERNET- 10.5%
58.com, Inc. - ADR *	6,000	524,340
Alibaba Group Holding Ltd. - ADR * ^	13,000	2,321,020
Baidu, Inc. - ADR *	2,000	501,800
MercadoLibre, Inc. ^	2,000	679,220
Tencent Holdings Ltd.	65,000	3,195,753
		7,222,133
INVESTMENT COMPANIES- 0.6%
Hyundai Robotics Co., Ltd. *	1,000	392,926

IRON / STEEL- 4.5%
Eregli Demir ve Celik Fabrikalari TAS	300,000	748,291
Kumba Iron Ore Ltd.	15,000	319,956
POSCO	2,500	861,402
Severstal PJSC - GDR	18,500	295,445
Vale SA - ADR	65,000	899,600
		3,124,694
MACHINERY - 0.6%
SFA Engineering Corp. *	15,000	453,434

MEDIA - 0.9%
Naspers Ltd.	2,600	632,460

MINING - 0.7%
Southern Copper Corp. ^	9,000	475,290

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 95.6% (Continued)
OIL & GAS - 4.6%
Ecopetrol SA - ADR ^	15,000	$331,200
Lukoil PJSC - ADR	20,000	1,336,000
Petroleo Brasileiro SA - ADR *	60,000	845,400
SK Innovation Co., Ltd. *	3,500	641,362
		3,153,962
PHARMACEUTICALS - 0.9%
Sino Biopharmaceutical Ltd.	300,000	631,775

REAL ESTATE - 3.3%
Agile Group Holdings Limited	400,000	789,078
Country Garden Holdings Co. Ltd.	350,000	713,710
Emlak Konut Gayrimenkul Yatirim Ortakligi AS *	400,000	239,500
Sino-Ocean Group Holding Limited	750,000	520,798
		2,263,086
REITS - 0.5%
Fortress Reit Limited	250,000	343,539

RETAIL - 2.1%
Dis-Chem Pharmacies Limited	95,317	286,434
Mr. Price Group Limited	15,000	328,663
Zhongsheng Group Holdings Ltd.	300,000	860,047
		1,475,144
SEMICONDUCTORS - 13.0%
Macronix International Co., Ltd. *	450,000	714,869
Powertech Technology, Inc. *	180,000	515,273
Samsung Electronics Co. Ltd.	1,600	3,965,773
SK Hynix, Inc. *	7,700	605,559
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	820,000	3,152,900
		8,954,374
SOFTWARE - 0.8%
IGG Inc.	350,000	526,391

TELECOMMUNICATIONS - 1.1%
SK Telecom Co Ltd. *	1,700	363,227
Telecom Argentina SA - ADR	12,000	360,480
		723,707

TOTAL COMMON STOCKS (Cost - $55,040,684)		65,993,569
Security			Shares	Value

EXCHANGE TRADED FUND - 1.8%
VanEck Vectors Vietnam ETF ^ (Cost - $1,308,834)			70,000	$1,251,600

Security	Maturity Date	Interest Rate (%)
PREFERRED STOCKS - 1.2%
BANKS - 1.2%
Banco do Estado do Rio Grande do Sul SA	Perpetual	6.0200	75,000	430,083
Itau Unibanco Holding SA	Perpetual	6.1600	29,500	430,273
TOTAL PREFERRED STOCKS (Cost - $743,910)				860,356

			Shares
SHORT- TERM INVESTMENT MONEY MARKET - 1.3%
First American Government Obligations Fund 1.54% + (Cost - $870,382)			870,382	870,382

COLLATERAL FOR SECURITIES LOANED - 7.3%
Mount Vernon Prime Portfolio 2.00% + (Cost - $5,008,391)			5,008,391	5,008,391

TOTAL INVESTMENTS - 107.2% (Cost - $62,972,201)				$73,984,298
LIABILITIES IN EXCESS OF OTHER ASSETS - (7.2)%				(4,966,856)
NET ASSETS - 100.0%				$69,017,442

ADR - American Depositary Receipt                 ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,891,314 at April 30, 2018.

+	Variable rate security. Interest rate is as of April 30, 2018.

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

Portfolio Composition * - (Unaudited)
China	25.9%	South Africa	6.3%
South Korea	14.6%	Hong Kong	4.4%
Taiwan	12.7%	Turkey	3.9%
Brazil	8.4%	Other Countries **	23.8%
		Total	100.0%

*	Based on total value of investments as of April 30, 2018.

**	Includes Collateral for Securities Loaned as of April 30, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Small cap growth stocks, as measured by the Russell 2000 Growth Index, increased 5.4 percent over the first half of the fiscal year. During the first fiscal quarter, the energy, consumer discretionary, and information technology sectors were the best performing sectors within the Russell 2000 Growth Index, while the telecommunications, healthcare, and information technology sectors led the best performing sectors in the second fiscal quarter. The dispersion between the top-performing sector and the bottom performing sector in the first fiscal quarter and second fiscal quarter was 14.6 percent and 11.1 percent, respectively. The four largest small cap growth sectors, information technology, consumer discretionary, healthcare, and industrials, constituted approximately 80 percent of the small cap growth universe. The Sub-Adviser believes markets will see further growth as weather improves and the U.S. benefits from fiscal stimulus in the near future.

The information technology sector was the largest overweight sector in the Fund and had the second largest contribution to the Fund’s performance over the first half of the fiscal year. The Sub-Adviser’s stock selection contributed positively relative to the benchmark during the six-month period. Roku, Inc. (ROKU) (holding weight*: 0.87 percent) exemplifies the type of holding the Fund benefitted from during the first fiscal quarter. ROKU manufactures a variety of streaming players that allow customers to access internet streamed videos through their television instead of paying a monthly fee for cable. In the first fiscal quarter, the Sub-Adviser believed ROKU’s valuation became too rich, so it sold the holding on November 15, 2017 for a 92.9 percent gain, an astronomical return over just 15 days. During the second fiscal quarter, as ROKU fell, the Sub-Adviser re-purchased the stock on February 2, 2018. From that point until April 30, 2018, the end of the fiscal period, ROKU lost 18.5 percent. Over the entire fiscal six-month period that the Fund held ROKU, the stock produced a solid 59.7 percent return. During the second fiscal quarter, MuleSoft, Inc. (MULE) (holding weight**: 0.96 percent), a company that provides software that connects enterprise applications, data, and devices, was a contributor to the Fund. MULE benefitted significantly from Salesforce.com, Inc.’s (CRM) (holding weight: not held) announcement on March 20, 2018, that it would acquire MULE. Subsequently, the Sub-Adviser elected to exit the position on April 10, 2018 and realize an 80.3 percent gain for the second fiscal quarter.

Within the technology sector, there were also some detractors, which the Sub-Adviser generally trimmed or eliminated during the fiscal six-month period. Lumentum Holdings, Inc. (LITE) (holding weight*: 0.39 percent), a telecommunications supply company that provides 3-D sensing technology for phones and other consumer electronics, fell 26.7 percent during the first fiscal quarter. The Sub-Adviser believed this position was tied to Apple Inc. (AAPL) (holding weight: not held), since 80 percent of LITE’s revenue was from this one client; thus, LITE’s stock fell most likely due to AAPL’s stock plummeting when investigations started over updates that slowed older iPhones. LITE increased 8.6 percent during the second fiscal quarter. A detractor during the second fiscal quarter was Mercury Systems, Inc. (MRCY) (holding weight**: 0.41 percent), a defense contractor that supplies processing subsystems and semiconductor technology for the defense electronics industry. The Sub-Adviser believes MRCY is in a consolidating industry and is currently investing largely in inventories, capital expenditures and research and development to shift its products to the next generation of technology. MRCY lost 33.2 percent during the second fiscal quarter.

The industrials sector was the second largest allocation in the Fund during the fiscal six-month period. The industrial sector was volatile, as it increased 7.15 percent in the first fiscal quarter but fell 5.85 percent in the second fiscal quarter. Aerojet RocketDyne Holdings, Inc. (AJRD) (holding weight*: 1.03 percent), which provides propulsion technology to the aerospace and defense industry, fell 12.9 percent during the first fiscal quarter, while appreciated 1.6 percent over the second fiscal quarter. Many of the companies in the industrial sector that focused on construction, distribution, and outdoor supplies suffered from inclement weather in the second fiscal quarter. For example, Saia Inc. (SAIA) (holding weight*: 0.82 percent), a freight carrier that specializes in less-than-truckload consolidation and Quanta Services Inc. (PWR) (holding weight*: 0.89 percent), an engineering and construction services company decreased 12.6 percent and 15.6 percent, respectively, due to unfavorable weather hindering operations.

The Sub-Adviser’s stock selection within the consumer discretionary sector was a positive contributor to the Fund relative to benchmark during the fiscal six-month period. One such holding was Ollie’s Bargain Outlet Holdings Inc. (OLLI) (holding weight*: 1.00 percent), an American chain of bargain retail stores. The company continues to be protected from Amazon.com, as customers use the platform in search of bargains as if it were a treasure hunt. Furthermore, the Sub-Adviser believes the tailwind from fiscal stimulus will grow stronger in the upcoming quarters and benefit the consumer discretionary sector. The stock returned 39.3 percent over the six-month period. However, other holdings in the consumer discretionary sector detracted from the Fund, including Camping World Holdings Inc. (CWH) (holding weight**: 0.42 percent), a company specializing in selling recreational vehicles and services. For the second fiscal quarter, the stock declined 12.2 percent and the Sub-Adviser sold remaining shares of the stock on March 1, 2018. This sell discipline saved the Fund from further losses, since CWH dropped an additional 17.6 percent in March.

In general, the Sub-Adviser’s approach benefits from investors favoring earnings growth over macro trends. Although the Sub-Adviser’s weighting to the industrials and healthcare sectors detracted from the Fund, the Sub-Adviser’s prudent stock selection within the information technology and consumer discretionary sectors contributed to the Fund. Furthermore, as the U.S. economy continues to show growth, the Sub-Adviser believes certain innovators within each sector may begin to experience increased attention from investors seeking the growth stories of the future.

*	Holdings percentage(s) as of 4/30/2018.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2018

	Six		Annualized	Annualized	Annualized	Annualized Since Inception
	Months	One Year	Three Years	Five Years	Ten Years	(12/10/04)
Class N	8.64%	24.74%	10.93%	14.08%	10.18%	9.14%
Class C	8.08%	23.48%	9.83%	12.94%	9.08%	8.06%
Class A with load of 5.75%	2.28%	17.33%	8.51%	12.45%	9.25%	8.42%*
Class A without load	8.54%	24.47%	10.67%	13.79%	9.91%	9.00%*
Russell 2000 Growth Index	5.46%	16.60%	9.89%	13.07%	10.41%	9.14%
Morningstar Small Cap Growth Category	5.74%	16.48%	9.46%	12.04%	8.99%	7.98%

*	Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.36% for Class N, 2.36% for Class C and 1.61% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 96.2%
AEROSPACE & DEFENSE - 2.4%
Aerojet Rocketdyne Holdings, Inc. * ^	12,631	$352,910
Cubic Corp.	2,851	176,049
KLX, Inc. *	4,135	323,481
		852,440
BANKS - 3.6%
FCB Financial Holdings, Inc. *	8,209	474,480
First Merchants Corp.	7,516	323,789
United Community Banks, Inc.	14,749	470,935
		1,269,204
BIOTECHNOLOGY - 0.5%
REGENXBIO, Inc. *	4,505	168,262

BUILDING MATERIALS - 1.0%
Summit Materials, Inc. * ^	12,400	348,936

COMMERICAL SERVICES - 2.9%
Care.com, Inc. *	10,467	163,285
HealthEquity, Inc. *	4,956	325,461
LendingTree, Inc. * ^	1,011	241,022
Quanta Services, Inc. *	9,690	314,925
		1,044,693
COMPUTERS - 4.9%
Lumentum Holdings, Inc. * ^	2,733	137,880
Nutanix, Inc. *	3,298	166,846
Pure Storage, Inc. *	20,310	410,871
Varonis Systems, Inc. *	5,075	331,651
Virtusa Corp. *	6,289	302,752
WNS Holdings Ltd. - ADR *	8,392	410,621
		1,760,621
DISTRIBUTION/WHOLESALE - 0.8%
SiteOne Landscape Supply, Inc. *	3,992	273,452

DIVERSIFIED FINANCIAL SERVICES - 2.3%
Evercore, Inc.	3,946	399,532
Moelis & Co. ^	7,577	407,643
		807,175
ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Littelfuse, Inc.	1,944	363,372

ELECTRONICS - 4.1%
ESCO Technologies, Inc.	4,794	267,745
FARO Technologies, Inc. *	3,297	166,499
FLIR Systems, Inc.	7,071	378,652
II-VI, Inc. *	7,708	293,675
Rogers Corp. *	3,323	354,564
		1,461,135
ENGINEERING & CONSTRUCTION - 5.4%
Dycom Industries, Inc. * ^	2,758	286,446
Granite Construction, Inc.	6,262	328,004
MasTec, Inc. *	7,861	345,884
NV5 Global, Inc. *	5,107	300,547
Primoris Services Corp.	12,129	310,381
TopBuild Corp. * ^	4,186	333,624
		1,904,886
ENTERTAINMENT - 1.4%
Red Rock Resorts, Inc.	5,008	151,192
Vail Resorts, Inc. ^	1,549	355,201
		506,393
Security	Shares	Value
HEALTHCARE-PRODUCTS - 7.5%
Abaxis, Inc. ^	4,682	$311,681
Foundation Medicine, Inc. *	2,142	163,542
iRhythm Technologies, Inc. *	5,105	296,856
Merit Medical Systems, Inc. *	6,998	339,403
Novocure Ltd. *	12,476	340,595
OraSure Technologies, Inc. *	18,691	331,391
Quidel Corp. *	2,838	160,915
Repligen Corp. * ^	11,531	426,647
West Pharmaceutical Services, Inc.	3,502	308,911
		2,679,941
HEALTHCARE-SERVICES - 0.9%
Amedisys, Inc. *	4,909	324,436

HOME BUILDERS - 2.0%
Cavco Industries, Inc. * ^	1,998	340,359
LGI Homes, Inc. * ^	5,173	357,972
		698,331
HOME FURNISHINGS - 0.9%
Roku, Inc. * ^	9,376	305,095

INTERNET - 7.3%
Chegg, Inc. * ^	15,981	370,919
Etsy, Inc. *	5,699	170,628
GrubHub, Inc. * ^	3,159	319,501
Mimecast Ltd. *	8,497	323,311
Shutterfly, Inc. * ^	3,955	320,039
Stitch Fix, Inc. * ^	10,961	251,555
Twitter, Inc. *	5,792	175,556
Zendesk, Inc. *	6,746	328,867
Zscaler, Inc. * ^	11,569	345,797
		2,606,173
LODGING - 1.0%
Boyd Gaming Corp.	10,371	344,421

MACHINERY-CONSTRUCTION/MINING - 1.8%
Astec Industries, Inc.	5,071	281,745
BWX Technologies, Inc.	5,224	354,187
		635,932
MACHINERY-DIVERSIFIED - 1.7%
Altra Industrial Motion Corp. ^	6,842	284,969
Kadant, Inc.	1,630	150,368
Welbilt, Inc. *	8,281	158,664
		594,001
MISCELLANEOUS MANUFACTURING - 2.2%
John Bean Technologies Corp.	1,477	159,147
Proto Labs, Inc. *	2,644	315,033
Raven Industries, Inc.	8,659	316,919
		791,099
OIL & GAS - 2.1%
Callon Petroleum Co. * ^	23,765	330,571
Matador Resources Co. * ^	13,011	425,980
		756,551
OIL & GAS SERVICES - 1.3%
Liberty Oilfield Services, Inc. * ^	23,022	459,059

PHARMACEUTICALS - 1.7%
Catalent, Inc. *	10,540	433,299
Diplomat Pharmacy, Inc. *	7,430	161,900
		595,199

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2018

Security	Shares	Value
COMMON STOCKS - 96.2% (Continued)
REAL ESTATE - 1.1%
Redfin Corp. * ^	18,840	$403,176

RETAIL - 4.9%
At Home Group, Inc. * ^	9,292	326,985
Floor & Decor Holdings, Inc. *	3,298	183,336
Ollie’s Bargain Outlet Holdings, Inc. * ^	5,693	354,105
PetIQ, Inc. * ^	6,444	144,023
Texas Roadhouse, Inc.	7,779	498,478
Wingstop, Inc. ^	4,736	231,401
		1,738,328
SEMICONDUCTORS - 3.2%
Power Integrations, Inc.	3,948	267,674
Semtech Corp. *	7,067	277,733
Silicon Laboratories, Inc. * ^	3,315	307,964
Tower Semiconductor Ltd. *	10,642	275,309
		1,128,680
SOFTWARE - 19.1%
Altair Engineering, Inc. * ^	11,291	327,213
Alteryx, Inc. * ^	7,670	239,687
Apptio, Inc. *	12,149	358,517
Atlassian Corp. PLC *	5,819	325,748
Blackline, Inc. *	10,444	432,382
Bottomline Technologies, Inc. *	8,056	318,373
Box, Inc. *	7,645	174,765
Coupa Software, Inc. *	3,372	156,360
Everbridge, Inc. * ^	10,065	375,928
Instructure, Inc. *	7,305	296,218
LivePerson, Inc. * ^	19,928	334,790
ManTech International Corp.	7,249	428,343
New Relic, Inc. *	4,726	330,300
Omnicell, Inc. * ^	3,722	160,418
SendGrid, Inc. *	11,895	343,290
ServiceNow, Inc. *	3,221	535,137
Smartsheet, Inc. *	7,209	139,134
Splunk, Inc. *	3,473	356,503
Tabula Rasa HealthCare, Inc. *	7,588	311,032
Take-Two Interactive Software, Inc. *	5,280	526,469
Talend SA *	6,585	321,348
		6,791,955
Security	Shares	Value
TELECOMMUNICATIONS - 2.2%
Acacia Communications, Inc. * ^	6,157	$173,319
Quantenna Communications, Inc. * ^	22,285	282,351
Vonage Holdings Corp. *	30,910	345,574
		801,244
TRANSPORTATION - 5.0%
Air Transport Services Group, Inc. * ^	17,288	349,909
Atlas Air Worldwide Holdings, Inc. * ^	6,381	404,555
CryoPort, Inc. * ^	22,218	160,192
Marten Transport Ltd. ^	19,567	381,556
Old Dominion Freight Line, Inc. ^	1,320	176,695
Saia, Inc. *	4,377	289,101
		1,762,008

TOTAL COMMON STOCKS (Cost - $28,983,150)		34,176,198

SHORT-TERM INVESTMENT - 3.0%
MONEY MARKET FUND - 3.0%
Fidelity Investment Money Market Fund - Class I 1.58% +	1,063,887	1,063,887
TOTAL SHORT-TERM INVESTMENT (Cost - $1,063,887)

COLLATERAL FOR SECURITIES LOANED - 28.9%
Mount Vernon Prime Portfolio, 2.00% + (Cost - $10,281,521)	10,281,521	10,281,521

TOTAL INVESTMENTS - 128.1% (Cost - $40,328,558)		$45,521,606
LIABILITIES IN EXCESS OF OTHER ASSETS - (28.1)%		(9,988,158)
NET ASSETS - 100.0%		$35,533,448

^	All or a portion of these securities are on loan. Total loaned securities had a value of $10,040,315 at April 30, 2018.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2018.

ADR - American Depositary Receipt.

Portfolio Composition * - (Unaudited)
Collateral For Securities Loaned	22.6%	Communication	7.5%
Technology	21.3%	Financial	5.4%
Industrial	19.1%	Energy	2.7%
Consumer, Non-Cyclical	10.6%	Short-Term Investment	2.3%
Consumer, Cyclical	8.5%	Total	100.0%

*	Based on total value of investments as of April 30, 2018.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2018

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund
Assets:
Investments in securities, at cost	$207,535,051	$61,001,728	$362,773,053	$47,453,472	$134,099,012	$73,286,675	$33,367,436
Investments in securities, at value	$207,438,650	$60,184,540	$357,681,066	$51,999,074	$132,232,551	$73,357,630	$34,651,148
Cash	62,324	1,996	420,000	—	—	—	140,000
Foreign currency, at value (cost $4,823,442, $831 and $78,717, respectively)	—	—	4,697,364	841	—	—	78,168
Deposits with brokers	—	—	1,941,680	—	—	—	124,003
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	276,892
Unrealized appreciation on futures	—	—	—	379,819	—	—	29,679
Receivable for securities sold	430,039	271,116	20,295,239	—	48,120	1,972,768	373,063
Receivable for swaps	—	—	18,139	—	—	—	—
Interest and dividends receivable	936,400	457,957	337,498	9,393	1,680,003	210,604	256,703
Receivable for Fund shares sold	41,700	11,294	164,230	19,740	22,818	82,587	7,669
Prepaid expenses and other assets	23,778	21,937	6,084	21,950	42,840	7,242	11,667
Total Assets	208,932,891	60,948,840	385,561,300	52,430,817	134,026,332	75,630,831	35,948,992

Liabilities:
Option contracts written (premiums received $1,521,411 and $16,413, respectively)	—	—	994,895	5,013	—	—	—
Payable upon return of securities loaned	1,735,350	5,513,346	9,394,734	8,369,676	19,155,280	10,786,692	—
Securities sold short (proceeds $56,581,680)	—	—	56,757,372	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	327,942
Unrealized depreciation on futures	—	—	—	227,459	—	—	34,553
Unrealized depreciation on swaps	—	—	15,170	—	—	—	—
Payable for dividends on short sales	—	—	95,999	—	—	—	—
Payable to broker for futures	—	—	—	483,112	—	—	—
Payable for securities purchased	13,368,472	451,498	33,534,187	—	1,311,191	639,184	415,685
Payable for Fund shares redeemed	169,894	20,392	182,213	55,599	114,652	18,020	10,569
Distributions payable	2,879	927	65,542	—	8,765	—	—
Payable to adviser	78,669	12,668	—	22,801	45,405	32,845	17,890
Payable to sub-adviser	225,549	23,282	219,828	27,307	123,199	6,360	7,190
Payable for distribution fees	5,481	4,854	39,424	3,681	18,083	1,063	1,549
Payable for administration fees	2,031	2,887	14,946	6,036	11,681	462	486
Payable for fund accounting fees	10,156	509	7,034	1,853	—	1,832	1,298
Payable for transfer agent fees	2,086	545	2,693	2,244	255	876	683
Payable for custody fees	—	1,000	—	2,091	—	1,509	—
Payable for shareholder servicing fees	—	2,082	17,219	481	—	—	—
Interest payable security lending	—	—	—	—	2,782	—	—
Accrued expenses and other liabilities	3,408	8,706	89,704	20,686	1,072	24,496	25,259
Total Liabilities	15,603,975	6,042,696	101,430,960	9,228,039	20,792,365	11,513,339	843,104

Net Assets	$193,328,916	$54,906,144	$284,130,340	$43,202,778	$113,233,967	$64,117,492	$35,105,888

Net Assets:
Paid in capital	$195,937,893	$58,420,441	$297,139,160	$42,516,411	$120,386,661	$66,625,609	$33,650,381
Accumulated net investment income (loss)	3,452	12,877	(2,480,688)	(205,887)	43,605	251,891	(244,797)
Accumulated net realized gain (loss) on investments, options, securities sold short, futures, swap contracts, and foreign currency transactions	(2,516,028)	(2,709,986)	(5,818,416)	(3,825,946)	(5,329,838)	(2,830,963)	474,838
Net unrealized appreciation (depreciation) on investments, options, securities sold short, futures, and foreign currency translations	(96,401)	(817,188)	(4,709,716)	4,718,200	(1,866,461)	70,955	1,225,466

Net Assets	$193,328,916	$54,906,144	$284,130,340	$43,202,778	$113,233,967	$64,117,492	$35,105,888

Net Asset Value Per Share
Class N Shares:
Net Assets	$166,427,477	$46,482,427	$206,653,223	$34,673,167	$93,427,351	$61,894,776	$30,281,478
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	17,150,703	3,486,992	5,886,008	3,511,665	10,488,463	5,415,259	3,166,785
Net asset value, offering and redemption price per share	$9.70	$13.33	$35.11	$9.87	$8.91	$11.43	$9.56

Class A Shares:
Net Assets	$20,200,601	$5,424,909	$44,131,537	$6,711,186	$12,284,756	$1,167,422	$3,395,847
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,083,594	407,438	1,292,950	684,017	1,366,293	102,349	357,986
Net asset value and redemption price per share *	$9.70	$13.31	$34.13	$9.81	$8.99	$11.41	$9.49
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9550	0.9425	0.9550
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.16	$13.94	$36.21	$10.41	$9.41	$12.11	$9.93

Class C Shares:
Net Assets	$6,700,838	$2,998,808	$33,345,580	$1,818,425	$7,521,860	$1,055,294	$1,428,563
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	690,841	226,787	1,209,436	193,424	848,480	92,661	153,602
Net asset value, offering and redemption price per share	$9.70	$13.22	$27.57	$9.40	$8.87	$11.39	$9.30

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply See to accompanying notes to financial redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2018

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund
Assets:
Investments in securities, at cost	$19,259,285	$69,274,522	$73,761,009	$106,241,458	$58,114,401	$43,368,209	$62,972,201	$40,328,558
Investments in securities, at value	$20,346,857	$82,948,572	$105,005,846	$121,985,054	$61,064,276	$45,387,073	$73,984,298	$45,521,606
Foreign currency, at value (cost $275,443)	—	—	—	251,261	—	—	—	—
Cash	—	—	—	12,435	—	—	—	—
Receivable for securities sold	—	—	—	940,767	443,786	—	—	787,580
Interest and dividends receivable	83,577	99,884	9,550	680,496	10,924	13,099	107,538	7,066
Receivable for Fund shares sold	6,471	34,777	108,113	52,313	21,924	15,165	28,097	12,034
Receivable from Administrator	—	—	1,450	—	—	—	—	—
Prepaid expenses and other assets	38,189	24,317	43,278	24,980	31,532	25,235	24,902	56,741
Total Assets	20,475,094	83,107,550	105,168,237	123,947,306	61,572,442	45,440,572	74,144,835	46,385,027

Liabilities:
Payable upon return of securities loaned	1,455,775	7,713,963	24,750,024	5,883,467	7,050,085	7,373,018	5,008,391	10,281,521
Payable for securities purchased	—	323,757	—	—	512,648	—	461,782
Payable for Fund shares redeemed	167,046	79,314	89,446	168,885	60,844	38,330	45,501	27,400
Payable to adviser	1,243	43,685	20,114	60,799	—	20,075	37,020	—
Payable to sub-adviser	22,435	31,306	54,277	74,551	32,557	12,787	13,451	48,062
Payable for distribution fees	7,458	6,923	8,240	12,013	—	3,729	7,575	9,278
Payable for administration fees	—	5,748	14,912	5,157	5,085	2,111	3,464	2,550
Payable for fund accounting fees	179	3,577	9,114	1,893	2,248	2,316	2,102	—
Payable for transfer agent fees	—	401	1,787	576	3,859	1,499	3,566	656
Payable for custody fees	86	5,979	2,055	48,854	—	2,403	1,553	4,122
Payable for shareholder servicing fees	—	969	—	5,207	3,779	1,123	311	650
Line of credit outstanding	—	—	—	390,000	—	—	—	—
Accrued expenses and other liabilities	9,243	16,116	9,822	550	8,668	17,932	4,459	15,558
Total Liabilities	1,663,465	8,231,738	24,959,791	6,651,952	7,679,773	7,475,323	5,127,393	10,851,579

Net Assets	$18,811,629	$74,875,812	$80,208,446	$117,295,354	$53,892,669	$37,965,249	$69,017,442	$35,533,448

Net Assets:
Paid in capital	$19,735,484	$59,761,214	$46,640,382	$96,347,782	$51,704,345	$33,591,045	$57,829,935	$25,986,937
Accumulated net investment income (loss)	(129,492)	95,352	(1,019,412)	(174,708)	405,355	(25,137)	(183,135)	(219,012)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,881,935)	1,345,196	3,342,639	5,382,405	(1,166,906)	2,380,477	357,708	4,572,475
Net unrealized appreciation on investments and foreign currency translations	1,087,572	13,674,050	31,244,837	15,739,875	2,949,875	2,018,864	11,012,934	5,193,048

Net Assets	$18,811,629	$74,875,812	$80,208,446	$117,295,354	$53,892,669	$37,965,249	$69,017,442	$35,533,448

Net Asset Value Per Share
Class N Shares:
Net Assets	$12,459,303	$58,403,317	$58,617,295	$93,123,329	$43,932,732	$29,740,376	$55,442,386	$25,203,881
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,436,398	4,090,749	2,745,834	5,317,732	2,968,888	1,904,339	3,475,868	1,327,487
Net asset value, offering and redemption price per share	$8.67	$14.28	$21.35	$17.51	$14.80	$15.62	$15.95	$18.99

Class A Shares:
Net Assets	$3,472,603	$12,129,468	$14,656,884	$17,741,868	$7,642,972	$5,931,918	$10,003,960	$7,653,992
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	400,955	853,083	697,864	1,019,639	512,293	383,488	641,131	420,471
Net asset value, and redemption price per share *	$8.66	$14.22	$21.00	$17.40	$14.92	$15.47	$15.60	$18.20
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$9.19	$15.09	$22.28	$18.46	$15.83	$16.41	$16.56	$19.31

Class C Shares:
Net Assets	$2,879,723	$4,343,027	$6,934,267	$6,430,157	$2,316,965	$2,292,955	$3,571,096	$2,675,575
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	340,062	319,184	346,306	388,527	164,456	166,317	241,660	177,736
Net asset value, offering and redemption price per share	$8.47	$13.61	$20.02	$16.55	$14.09	$13.79	$14.78	$15.05

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2018

		Dunham	Dunham				Dunham
	Dunham	Corporate /	Monthly	Dunham	Dunham	Dunham	International
	Floating Rate	Government	Distribution	Dynamic Macro	High-Yield	Alternative	Opportunity
	Bond Fund	Bond Fund	Fund	Fund	Bond Fund	Dividend Fund	Bond Fund

Investment Income:
Interest income	$4,039,050	$1,310,532	$401,413	$107,767	$3,459,311	$39,983	$173,846
Dividend income	60,347	3,222	2,007,349	224,840	13,774	1,479,214	—
Securities lending income	4,139	6,340	13,495	24,813	37,743	13,987	—
Less: Foreign withholding taxes	—	—	(17,793)	(29)	—	(8,573)	—
Total Investment Income	4,103,536	1,320,094	2,404,464	357,391	3,510,828	1,524,611	173,846

Operating Expenses:
Investment advisory fees	544,562	177,833	916,238	138,271	362,742	140,804	111,639
Sub-advisory fees	449,796	106,700	904,306	159,544	193,462	120,369	83,729
Sub-advisory performance fees	(114,095)	3,004	(861,288)	53,273	(5,589)	(59,054)	(31,425)
Fund accounting fees	25,869	7,007	27,523	5,254	2,145	4,565	4,087
Distribution fees- Class C Shares	23,170	11,523	168,185	9,341	28,333	5,701	5,087
Distribution fees- Class A Shares	21,976	7,908	53,936	7,689	14,798	1,221	4,068
Administration fees	67,077	47,878	68,642	15,180	58,986	9,166	21,020
Registration fees	22,315	32,026	44,054	30,851	13,389	22,316	24,869
Transfer agent fees	18,578	9,926	24,430	9,926	13,656	9,132	8,759
Custodian fees	6,212	9,926	(276,209)	4,672	3,274	4,827	21,602
Professional fees	12,026	14,223	17,230	13,030	11,274	2,925	13,030
Chief Compliance Officer fees	14,907	4,022	15,023	8,759	9,331	2,306	4,022
Printing and postage expense	5,106	3,720	21,101	4,215	3,149	3,482	3,720
Trustees’ fees	12,594	2,715	20,116	1,508	10,907	2,657	2,715
Insurance expense	433	588	21,575	373	1,904	308	286
Interest expense	—	—	783,924	—	—	—	—
Shareholder servicing fees	351	1,475	16,554	644	94	2,480	744
Dividend expense on short sales	—	—	667,584	—	—	—	—
Miscellaneous expenses	5,473	1,984	369	1,984	2,223	38	4,085
Net Operating Expenses	1,116,350	442,458	2,633,293	464,514	724,078	273,243	282,037

Net Investment Income (Loss)	2,987,186	877,636	(228,829)	(107,123)	2,786,750	1,251,368	(108,191)

Realized and Unrealized Gain (Loss) on Investments, Futures, Options Purchased, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	24,887	(837,459)	12,225,191	(2,922)	(62,818)	(1,623,654)	105,722
Futures	—	—	—	785,724	—	—	(3,401)
Options purchased	—	—	(2,784,960)	(1,624,021)	—	1,575,047	—
Securities sold short	—	—	(8,143,776)	—	—	—	—
Written options	—	—	1,619,781	(337,460)	—	—	—
Swap contracts	—	—	(38,365)	—	—	—	—
Foreign currency transactions	—	—	—	(17,823)	—	—	374,369
Foreign currency exchange contracts	—	—	84,241	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(366,322)	(1,688,759)	(17,238,223)	124,762	(4,103,777)	1,152,160	727,028
Futures	—	—	—	(361,621)	—	—	25,191
Options purchased	—	—	1,660,620	260,798	—	(1,408,202)	—
Securities sold short	—	—	4,840,436	—	—	—	—
Written options	—	—	1,036,492	(3,608)	—	—	—
Swap contracts	—	—	(15,170)	—	—	—	—
Foreign currency translations	—	—	—	8,848	—	—	(20,737)
Foreign currency exchange contracts	—	—	—	—	—	—	(69,487)
Net Realized and Unrealized Gain (Loss)	(341,435)	(2,526,218)	(6,753,733)	(1,167,323)	(4,166,595)	(304,649)	1,138,685

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,645,751	$(1,648,582)	$(6,982,562)	$(1,274,446)	$(1,379,845)	$946,719	$1,030,494

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2018

			Dunham				Dunham
	Dunham	Dunham	Focused	Dunham	Dunham	Dunham	Emerging	Dunham
	Appreciation &	Large Cap	Large Cap	International	Real Estate	Small Cap	Markets	Small Cap
	Income Fund	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Stock Fund	Growth Fund

Investment Income:
Interest income	$122,923	$10,181	$9,395	$11,893	$6,226	$3,751	$5,948	$4,593
Dividend income	63,409	765,111	89,125	1,485,937	897,463	259,724	698,283	91,077
Securities lending income	5,482	9,690	9,251	6,606	5,696	5,773	5,311	35,944
Less: Foreign withholding taxes	—	—	—	(155,964)	—	—	(80,899)	—
Total Investment Income	191,814	784,982	107,771	1,348,472	909,385	269,248	628,643	131,614

Operating Expenses:
Investment advisory fees	61,728	236,409	262,020	376,129	151,799	102,959	214,554	114,833
Sub-advisory fees	49,568	109,112	141,088	376,129	93,415	71,040	165,042	88,333
Sub-advisory performance fees	(16,740)	66,217	(5,544)	(42,717)	(58,030)	20,792	(104,954)	88,169
Fund accounting fees	1,810	8,759	16,109	11,678	6,232	4,087	8,174	1,748
Distribution fees- Class C Shares	14,202	22,873	34,699	32,447	11,592	12,413	17,437	13,480
Distribution fees- Class A Shares	4,117	13,810	17,552	20,781	8,131	6,164	11,211	9,114
Administration fees	5,830	19,852	31,928	47,878	15,751	8,759	22,772	12,078
Registration fees	12,397	31,639	2,480	31,766	19,836	31,213	31,512	—
Transfer agent fees	6,505	9,926	12,815	11,678	12,784	8,759	12,261	9,227
Custodian fees	1,412	8,174	6,634	67,146	3,707	3,796	35,033	11,604
Professional fees	9,560	13,030	11,703	14,270	11,221	13,030	14,270	12,354
Chief Compliance Officer fees	402	4,972	5,968	4,022	3,790	1,006	4,022	3,620
Printing and postage expense	5,470	3,720	112	3,720	3,719	3,720	3,720	4,335
Trustees’ fees	1,783	5,370	3,808	2,715	3,593	2,715	2,387	4,290
Insurance expense	907	639	5,989	1,001	237	375	559	447
Shareholder servicing fees	632	1,240	1,207	2,480	4,500	1,475	1,475	2,083
Miscellaneous expenses	666	1,984	3,549	190	2,157	1,984	1,984	2,094
Total Operating Expenses	160,249	557,726	552,117	961,313	294,434	294,287	441,459	377,809
Less: Fees paid indirectly	—	(771)	(1,980)	—	—	—	—	(1,327)
Net Operating Expenses	160,249	556,955	550,137	961,313	294,434	294,287	441,459	376,482

Net Investment Income (Loss)	31,565	228,027	(442,366)	387,159	614,951	(25,039)	187,184	(244,868)

Realized and Unrealized Gain (Loss) on Investments, and Foreign Currency Transactions:
Net realized gain (loss) from:
Investments	356,218	1,827,831	3,823,851	5,391,218	(670,603)	2,409,514	2,921,406	4,803,721
Foreign currency transactions	—	—	—	22,686	—	—	(44,918)	—
Foreign currency exchange contracts	—	—	—	(21,503)	—	—	—	—
Net change in unrealized appreciation (depreciation) on:		—					—
Investments	(48,436)	(258,632)	5,165,958	(1,107,719)	(1,872,262)	(2,385,899)	(2,582,481)	(1,669,561)
Foreign currency translations	—	—	—	(2,427)	—	—	(926)	—
Foreign currency exchange contracts	—	—	—	—	—	—	—	—
Net Realized and Unrealized Gain	307,782	1,569,199	8,989,809	4,282,255	(2,542,865)	23,615	293,081	3,134,160

Net Increase (Decrease) in Net Assets Resulting From Operations	$339,347	$1,797,226	$8,547,443	$4,669,414	$(1,927,914)	$(1,424)	$480,265	$2,889,292

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Corporate/Government		Monthly Distribution		Dynamic Macro		High-Yield
	Bond Fund		Bond Fund		Fund		Fund		Bond Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$2,987,186	$4,702,709	$877,636	$1,256,311	$(228,829)	$(2,766,800)	$(107,123)	$(153,786)	$2,786,750	$4,580,482
Net realized gain (loss) from investments, futures, options purchased, securities sold short, written options, swap contracts, foreign currency transactions and foreign currency exchange contracts	24,887	(258,247)	(837,459)	3,026	2,962,112	10,336,653	(1,196,502)	(527,008)	(62,818)	4,040,878
Net change in unrealized appreciation (depreciation) on investments, futures, options purchased, securities sold short, written options, foreign currency translations, and foreign currency exchange contracts	(366,322)	536,363	(1,688,759)	(303,218)	(9,715,845)	8,158,097	29,179	3,217,090	(4,103,777)	(865,697)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,645,751	4,980,825	(1,648,582)	956,119	(6,982,562)	15,727,950	(1,274,446)	2,536,296	(1,379,845)	7,755,663

Distributions to Shareholders From:
Net Investment Income:
Class N	(2,769,631)	(4,087,383)	(762,383)	(1,177,753)	—	—	—	—	(2,327,946)	(3,958,870)
Class A	(293,737)	(450,028)	(73,223)	(116,078)	—	—	—	—	(260,087)	(488,305)
Class C	(87,932)	(159,331)	(28,310)	(55,479)	—	—	—	—	(149,021)	(307,199)
Distributions From Paid In Capital:
Class N	—	—	—	—	(4,715,300)	(6,703,484)	—	—	—	—
Class A	—	—	—	—	(1,025,395)	(1,701,133)	—	—	—	—
Class C	—	—	—	—	(975,856)	(1,786,595)	—	—	—	—
Total Distributions to Shareholders	(3,151,300)	(4,696,742)	(863,916)	(1,349,310)	(6,716,551)	(10,191,212)	—	—	(2,737,054)	(4,754,374)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	36,013,470	77,972,512	22,129,186	25,388,027	57,035,384	82,767,969	4,935,004	10,665,191	16,308,318	38,703,285
Class A	5,618,666	8,312,809	1,582,163	2,833,269	9,590,044	15,005,391	1,917,047	3,051,464	2,600,769	4,622,910
Class C	1,343,801	3,653,981	434,229	681,527	4,522,284	6,277,406	286,700	377,738	694,514	1,397,307
Reinvestment of distributions
Class N	2,766,426	4,085,839	761,801	1,175,746	4,597,872	6,558,471	—	—	2,300,951	3,902,710
Class A	282,882	431,412	69,520	110,804	889,507	1,450,591	—	—	291,696	421,056
Class C	86,979	158,870	27,379	53,749	825,165	1,501,052	—	—	65,342	275,969
Cost of shares redeemed
Class N	(29,401,982)	(19,048,326)	(36,992,721)	(11,484,873)	(57,369,277)	(34,414,087)	(5,338,803)	(5,319,852)	(25,323,694)	(19,670,050)
Class A	(1,878,769)	(3,455,776)	(2,258,045)	(1,491,488)	(5,495,624)	(21,873,892)	(1,245,454)	(1,051,547)	(2,192,843)	(3,762,035)
Class C	(926,036)	(2,152,564)	(550,346)	(879,241)	(4,731,110)	(12,598,772)	(374,210)	(640,528)	(830,998)	(1,813,997)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	13,905,437	69,958,757	(14,796,834)	16,387,520	9,864,245	44,674,129	180,284	7,082,466	(6,085,945)	24,077,155

Total Increase (Decrease) in Net Assets	13,399,888	70,242,840	(17,309,332)	15,994,329	(3,834,868)	50,210,867	(1,094,162)	9,618,762	(10,202,844)	27,078,444

Net Assets:
Beginning of Period	179,929,028	109,686,188	72,215,476	56,221,147	287,965,208	237,754,341	44,296,940	34,678,178	123,436,811	96,358,367
End of Period *	$193,328,916	$179,929,028	$54,906,144	$72,215,476	$284,130,340	$287,965,208	$43,202,778	$44,296,940	$113,233,967	$123,436,811
* Includes accumulated net investment income (loss) at end of period	$3,452	$167,566	$12,877	$(843)	$(2,480,688)	$(2,251,859)	$(205,887)	$(202,369)	$43,605	$(6,091)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Alternative		International Opportunity		Appreciation &		Large Cap		Focused Large Cap
	Dividend Fund		Bond Fund		Income Fund		Value Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Period Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$1,251,368	$1,741,589	$(108,191)	$(125,430)	$31,565	$344,565	$228,027	$639,416	$(442,366)	$(629,954)
Net realized gain (loss) from investments and foreign currency transactions	(48,607)	(2,689,104)	476,690	(746,954)	356,218	(1,884)	1,827,831	2,043,312	3,823,851	2,115,633
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(256,042)	694,814	661,995	1,138,727	(48,436)	1,752,437	(258,632)	7,413,521	5,165,958	12,624,348
Net Increase (Decrease) in Net Assets Resulting From Operations	946,719	(252,701)	1,030,494	266,343	339,347	2,095,118	1,797,226	10,096,249	8,547,443	14,110,027

Distributions to Shareholders From:
Net Realized Gains:
Class N	—	—	(37,115)	(247,203)	—	—	(556,720)	—	(529,592)	—
Class A	—	—	(3,597)	(22,172)	—	—	(107,642)	—	(125,188)	—
Class C	—	—	(1,630)	(12,501)	—	—	(48,903)	—	(67,305)	—
Net Investment Income:
Class N	(958,148)	(1,692,781)	—	—	(260,352)	(520,043)	(480,505)	(801,099)	—	—
Class A	(21,865)	(12,525)	—	—	(57,728)	(99,320)	(71,438)	(105,682)	—	—
Class C	(19,464)	(43,706)	—	—	(38,889)	(70,590)	(5,641)	(46,819)	—	—
Total Distributions to Shareholders	(999,477)	(1,749,012)	(42,342)	(281,876)	(356,969)	(689,953)	(1,270,849)	(953,600)	(722,085)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	33,541,168	19,627,663	2,326,191	13,229,531	898,608	2,772,894	6,275,158	12,569,002	5,584,742	16,482,149
Class A	469,099	803,596	790,567	1,418,934	1,032,916	856,598	3,192,198	4,524,434	3,029,384	4,903,324
Class C	93,000	993,582	233,348	466,744	466,458	202,013	321,865	698,220	479,209	1,968,280
Reinvestment of distributions
Class N	724,096	1,418,244	37,090	247,134	259,777	508,555	1,034,573	781,846	527,415	—
Class A	19,667	10,966	3,538	21,649	47,855	83,738	174,869	103,998	119,002	—
Class C	18,960	42,589	1,630	12,501	35,281	64,382	53,746	46,630	63,642	—
Cost of shares redeemed
Class N	(7,578,925)	(7,796,129)	(5,411,042)	(5,738,527)	(1,638,649)	(8,223,181)	(4,476,593)	(10,523,214)	(9,839,215)	(21,941,733)
Class A	(51,703)	(55,373)	(436,499)	(608,331)	(729,022)	(1,678,879)	(1,470,005)	(2,145,911)	(2,752,797)	(3,875,109)
Class C	(354,506)	(105,568)	(166,112)	(344,684)	(330,501)	(952,836)	(725,009)	(1,648,591)	(1,001,733)	(1,323,535)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	26,880,856	14,939,570	(2,621,289)	8,704,951	42,723	(6,366,716)	4,380,802	4,406,414	(3,790,351)	(3,786,624)

Total Increase (Decrease) in Net Assets	26,828,098	12,937,857	(1,633,137)	8,689,418	25,101	(4,961,551)	4,907,179	13,549,063	4,035,007	10,323,403

Net Assets:
Beginning of Period	37,289,394	24,351,537	36,739,025	28,049,607	18,786,528	23,748,079	69,968,633	56,419,570	76,173,439	65,850,036
End of Period *	$64,117,492	$37,289,394	$35,105,888	$36,739,025	$18,811,629	$18,786,528	$74,875,812	$69,968,633	$80,208,446	$76,173,439
* Includes accumulated net investment income (loss) at end of period	$251,891	$—	$(244,797)	$(136,606)	$(129,492)	$195,912	$95,352	$424,909	$(1,019,412)	$(577,046)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	International		Real Estate		Small Cap		Emerging Markets		Small Cap
	Stock Fund		Stock Fund		Value Fund		Stock Fund		Growth Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017	April 30, 2018	Oct. 31, 2017
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$387,159	$1,238,118	$614,951	$242,523	$(25,039)	$93,447	$187,184	$648,765	$(244,868)	$(343,936)
Net realized gain (loss) from investments and foreign currency transactions	5,392,401	8,589,369	(670,603)	280,576	2,409,514	3,149,348	2,876,488	5,242,635	4,803,721	5,792,317
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,110,146)	11,078,783	(1,872,262)	334,973	(2,385,899)	3,607,860	(2,583,407)	8,203,170	(1,669,561)	4,393,500

Net Increase (Decrease) in Net Assets Resulting From Operations	4,669,414	20,906,270	(1,927,914)	858,072	(1,424)	6,850,655	480,265	14,094,570	2,889,292	9,841,881

Distributions to Shareholders From:
Net Realized Gains:
Class N	(2,502,992)	—	(274,297)	(3,870,471)	(2,332,803)	(742,732)	—	—	(3,540,224)	—
Class A	(452,563)	—	(46,537)	(626,758)	(495,285)	(158,717)	—	—	(1,070,104)	—
Class C	(196,262)	—	(19,495)	(485,899)	(301,971)	(81,547)	—	—	(474,106)	—
Net Investment Income:
Class N	(1,336,261)	—	(271,350)	(494,155)	(49,771)	(150,908)	(510,282)	(796,221)	—	—
Class A	(210,771)	—	(33,884)	(57,154)	(54)	(22,646)	(67,957)	(95,754)	—	—
Class C	(58,473)	—	—	(35,575)	—	—	(13,160)	(39,475)	—	—
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	—	—	—
Class A	—	—	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—	—	—
Total Distributions to Shareholders	(4,757,322)	—	(645,563)	(5,570,012)	(3,179,884)	(1,156,550)	(591,399)	(931,450)	(5,084,434)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	8,273,442	13,755,855	13,786,170	13,777,569	8,466,213	5,035,616	6,813,293	8,199,481	1,858,765	6,717,239
Class A	4,462,691	5,992,736	2,821,132	3,331,102	1,911,474	3,001,246	2,766,998	3,608,237	1,273,197	4,193,814
Class C	523,418	977,201	324,352	451,668	191,801	649,431	461,749	1,595,953	205,187	593,576
Reinvestment of distributions
Class N	4,632,030	—	544,150	4,259,930	2,312,130	871,348	494,307	775,603	3,415,609	—
Class A	—	—	78,284	657,161	445,163	177,734	64,833	93,730	959,794	—
Class C	—	—	19,299	464,142	264,864	81,120	13,079	39,226	474,106	—
Cost of shares redeemed
Class N	(9,069,825)	(19,238,731)	(2,569,532)	(5,811,499)	(1,404,803)	(9,930,878)	(3,141,742)	(14,975,059)	(3,270,058)	(15,497,578)
Class A	(2,885,772)	(3,367,797)	(894,927)	(6,548,328)	(472,622)	(3,176,674)	(1,040,002)	(3,408,343)	(1,014,115)	(4,560,250)
Class C	(904,091)	(2,102,276)	(348,940)	(1,229,216)	(457,107)	(811,262)	(378,108)	(2,226,817)	(384,419)	(782,773)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	5,031,893	(3,983,012)	13,759,988	9,352,529	11,257,113	(4,102,319)	6,054,407	(6,297,989)	3,518,066	(9,335,972)

Total Increase (Decrease) in Net Assets	4,943,985	16,923,258	11,186,511	4,640,589	8,075,805	1,591,786	5,943,273	6,865,131	1,322,924	505,909

Net Assets:
Beginning of Period	112,351,369	95,428,111	42,706,158	38,065,569	29,889,444	28,297,658	63,074,169	56,209,038	34,210,524	33,704,615
End of Period *	$117,295,354	$112,351,369	$53,892,669	$42,706,158	$37,965,249	$29,889,444	$69,017,442	$63,074,169	$35,533,448	$34,210,524
* Includes accumulated net investment income (loss) at end of period	$(174,708)	$1,043,638	$405,355	$95,638	$(25,137)	$49,727	$(183,135)	$221,092	$(219,012)	$25,856

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014*
	(Unaudited)

Net asset value, beginning of period	$9.73	$9.70	$9.60	$9.87	$10.00
Income from investment operations:
Net investment income**	0.16	0.35	0.33	0.32	0.29
Net realized and unrealized gain (loss)	(0.02)	0.03	0.10	(0.27)	(0.15)
Total income from investment operations	0.14	0.38	0.43	0.05	0.14
Less distributions:
Distributions from net investment income	(0.17)	(0.35)	(0.33)	(0.32)	(0.27)
Total distributions	(0.17)	(0.35)	(0.33)	(0.32)	(0.27)
Net asset value, end of period	$9.70	$9.73	$9.70	$9.60	$9.87
Total return +	1.45%	4.01%	4.63%	0.51%	1.43%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$166,427	$157,485	$94,219	$73,316	$63,120
Ratios of expenses to average net assets: ^	1.18%	1.03%	1.34%	1.27%	1.27%
Ratios of net investment income to average net assets: ^	3.34%	3.60%	3.24%	3.24%	2.87%
Portfolio turnover rate (1)	40%	91%	62%	51%	50%

	Class A					Class C
	Six Months Ended	Year Ended October 31,				Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014*	April 30, 2018	2017	2016	2015	2014*
	(Unaudited)					(Unaudited)

Net asset value, beginning of period	$9.72	$9.70	$9.59	$9.87	$10.00	$9.73	$9.69	$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.15	0.32	0.31	0.30	0.28	0.12	0.28	0.26	0.24	0.22
Net realized and unrealized gain (loss)	(0.01)	0.03	0.11	(0.28)	(0.16)	(0.01)	0.04	0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.14	0.35	0.42	0.02	0.12	0.11	0.32	0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.16)	(0.33)	(0.31)	(0.30)	(0.25)	(0.14)	(0.28)	(0.26)	(0.25)	(0.20)
Total distributions	(0.16)	(0.33)	(0.31)	(0.30)	(0.25)	(0.14)	(0.28)	(0.26)	(0.25)	(0.20)
Net asset value, end of period	$9.70	$9.72	$9.70	$9.59	$9.87	$9.70	$9.73	$9.69	$9.59	$9.86
Total return +#	1.44%	3.64%	4.49%	0.16%	1.20%	1.19%	3.31%	3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$20,201	$16,229	$10,923	$8,598	$13,664	$6,701	$6,215	$4,545	$3,573	$3,888
Ratios of expenses to average net assets: ^	1.43%	1.28%	1.59%	1.52%	1.52%	1.93%	1.78%	2.10%	2.02%	2.02%
Ratios of net investment income to average net assets: ^	3.10%	3.33%	3.49%	2.99%	2.84%	2.59%	2.89%	2.74%	2.49%	2.24%
Portfolio turnover rate (1)	40%	91%	62%	51%	50%	40%	91%	62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$13.82	$13.92	$13.75	$14.14	$14.07	$14.74
Income (loss) from investment operations:
Net investment income*	0.17	0.31	0.36	0.42	0.38	0.37
Net realized and unrealized gain (loss)	(0.49)	(0.08)	0.19	(0.37)	0.16	(0.36)
Total income (loss) from investment operations	(0.32)	0.23	0.55	0.05	0.54	0.01
Less distributions:
Distributions from net investment income	(0.17)	(0.33)	(0.38)	(0.44)	(0.42)	(0.41)
Distributions from net realized gains	—	—	—	—	(0.05)	(0.27)
Total distributions	(0.17)	(0.33)	(0.38)	(0.44)	(0.47)	(0.68)
Net asset value, end of period	$13.33	$13.82	$13.92	$13.75	$14.14	$14.07
Total return +#	(2.32)%	1.72%	4.09%	0.36%	3.85%	0.09%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$46,482	$62,757	$48,025	$41,989	$43,888	$81,201
Ratios of expenses to average net assets:^	1.19%	1.35%	1.13%	1.06%	1.37%	1.21%
Ratios of net investment income to average net assets: ^	2.52%	2.27%	2.61%	3.00%	2.69%	2.56%
Portfolio turnover rate (1)	26%	61%	58%	54%	60%	173%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$13.80	$13.90	$13.73	$14.13	$14.06	$14.73	$13.71	$13.81	$13.65	$14.05	$13.98	$14.64
Income (loss) from investment operations:
Net investment income*	0.15	0.28	0.33	0.38	0.35	0.34	0.12	0.21	0.26	0.31	0.27	0.26
Net realized and unrealized gain (loss)	(0.49)	(0.08)	0.19	(0.37)	0.15	(0.36)	(0.49)	(0.08)	0.18	(0.37)	0.16	(0.35)
Total income (loss) from investment operations	(0.34)	0.20	0.52	0.01	0.50	(0.02)	(0.37)	0.13	0.44	(0.06)	0.43	(0.09)
Less distributions:
Distributions from net investment income	(0.15)	(0.30)	(0.35)	(0.41)	(0.38)	(0.38)	(0.12)	(0.23)	(0.28)	(0.34)	(0.31)	(0.30)
Distributions from net realized gains	—	—	—	—	(0.05)	(0.27)	—	—	—	—	(0.05)	(0.27)
Total distributions	(0.15)	(0.30)	(0.35)	(0.41)	(0.43)	(0.65)	(0.12)	(0.23)	(0.28)	(0.34)	(0.36)	(0.57)
Net asset value, end of period	$13.31	$13.80	$13.90	$13.73	$14.13	$14.06	$13.22	$13.71	$13.81	$13.65	$14.05	$13.98
Total return +	(2.44)%	1.47%	3.86%	0.04%	3.59%	(0.15)%	(2.69)%	0.98%	3.27%	(0.45)%	3.08%	(0.59)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$5,425	$6,260	$4,832	$4,788	$3,684	$6,888	$2,999	$3,199	$3,364	$3,698	$3,690	$7,733
Ratios of expenses to average net assets: ^	1.44%	1.60%	1.38%	1.31%	1.62%	1.46%	1.94%	2.10%	1.88%	1.81%	2.12%	1.96%
Ratios of net investment income to average net assets: ^	2.30%	2.01%	2.40%	2.74%	2.44%	2.37%	1.80%	1.52%	1.89%	2.27%	1.94%	1.80%
Portfolio turnover rate (1)	26%	61%	58%	54%	60%	173%	26%	61%	58%	54%	60%	173%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$36.71	$35.74	$36.36	$38.16	$38.47	$37.22
Income (loss) from investment operations:
Net investment income (loss)*	0.00	(0.36)	0.14	(0.18)	0.17	0.36
Net realized and unrealized gain (loss)	(0.78)	2.79	0.49	(0.39)	1.35	2.13
Total income (loss) from investment operations	(0.78)	2.43	0.63	(0.57)	1.52	2.49
Less distributions:
Distributions from net investment income	—	—	(0.55)	—	—	(0.41)
Distributions from net realized gains	—	—	—	(0.80)	(1.59)	(0.83)
Tax return of capital	(0.82)	(1.46)	(0.70)	(0.43)	(0.24)	0.00
Total distributions	(0.82)	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)
Net asset value, end of period	$35.11	$36.71	$35.74	$36.36	$38.16	$38.47
Total return + #	(2.68)%	6.92%	1.79%	(1.53)%	4.01%	6.75%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$206,653	$212,178	$153,084	$163,843	$156,964	$161,347
Ratios of expenses to average net assets:
After waivers ^	1.70%	2.73%	1.85%	2.09%	2.53%	2.23%
Dividends/borrowings on short sales ^	0.47%	1.17%	0.61%	0.47%	0.59%	0.24%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	1.23%	1.59%	1.26%	2.17%	2.11%	2.10%
After fee waivers ^	1.23%	1.56%	1.24%	1.62%	1.94%	1.99%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	0.01%	(1.06)%	0.39%	(0.56)%	0.26%	0.84%
After fee waivers ^	0.01%	(1.03)%	0.40%	(0.48)%	0.43%	0.95%
Portfolio turnover rate (1)	242%	382%	208%	155%	229%	227%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$35.73	$34.90	$35.63	$37.52	$37.95	$36.82	$29.15	$28.94	$29.99	$32.01	$32.87	$32.29
Income (loss) from investment operations:
Net investment income (loss)*	(0.05)	(0.40)	0.13	(0.27)	0.07	0.24	(0.15)	(0.55)	(0.14)	(0.46)	(0.20)	(0.07)
Net realized and unrealized gain (loss)	(0.73)	2.69	0.39	(0.39)	1.33	2.13	(0.61)	2.22	0.34	(0.33)	1.17	1.89
Total income (loss) from investment operations	(0.78)	2.29	0.52	(0.66)	1.40	2.37	(0.76)	1.67	0.20	(0.79)	0.97	1.82
Less distributions:
Distributions from net investment income	—	—	(0.55)	—	—	(0.41)	—	—	(0.55)	—	—	(0.41)
Distributions from net realized gains	—	—	—	(0.80)	(1.59)	(0.83)	—	—	—	(0.80)	(1.59)	(0.83)
Tax return of capital	(0.82)	(1.46)	(0.70)	(0.43)	(0.24)	0.00	(0.82)	(1.46)	(0.70)	(0.43)	(0.24)	0.00
Total distributions	(0.82)	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)	(0.82)	(1.46)	(1.25)	(1.23)	(1.83)	(1.24)
Net asset value, end of period	$34.13	$35.73	$34.90	$35.63	$37.52	$37.95	$27.57	$29.15	$28.94	$29.99	$32.01	$32.87
Total return + #	(2.18)%	6.64%	1.54%	(1.80)%	3.74%	6.50%	-2.68%	5.82%	0.75%	(2.53)%	2.99%	5.71%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$44,132	$41,186	$45,552	$74,247	$79,132	$68,427	$33,346	$34,601	$39,118	$50,215	$48,193	$37,577
Ratios of expenses to average net assets:
After waivers ^	1.98%	2.93%	2.06%	2.33%	2.78%	2.48%	2.73%	3.68%	2.83%	3.09%	3.53%	3.23%
Dividends/borrowings on short sales ^	0.47%	1.12%	0.59%	0.47%	0.59%	0.24%	0.48%	1.12%	0.60%	0.47%	0.59%	0.24%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	1.51%	1.83%	1.49%	2.42%	2.36%	2.34%	2.26%	2.58%	2.24%	3.16%	3.11%	3.10%
After fee waivers ^	1.51%	1.81%	1.48%	1.86%	2.19%	2.24%	2.26%	2.56%	2.23%	2.62%	2.94%	2.99%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(0.30)%	(1.14)%	0.36%	(0.79)%	0.01%	0.52%	(1.04)%	(1.89)%	(0.50)%	(1.54)%	(0.74)%	(0.32)%
After fee waivers ^	(0.30)%	(1.11)%	0.37%	(0.71)%	0.18%	0.63%	(1.04)%	(1.86)%	(0.48)%	(1.46)%	(0.57)%	(0.21)%
Portfolio turnover rate (1)	242%	382%	208%	155%	229%	227%	242%	382%	208%	155%	229%	227%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$10.18	$9.55	$9.81	$9.65	$9.67	$9.95
Income (loss) from investment operations:
Net investment income (loss) *	(0.02)	(0.03)	(0.00)	(0.14)	0.19	0.33
Net realized and unrealized gain (loss) **	(0.29)	0.66	(0.26)	0.30	(0.02)	(0.25)
Total income (loss) from investment operations	(0.31)	0.63	(0.26)	0.16	0.17	0.08
Less distributions:
Distributions from net investment income	—	—	—	—	(0.19)	(0.33)
Tax return of capital	—	—	—	—	—	(0.03)
Total distributions	—	—	—	—	(0.19)	(0.36)
Net asset value, end of period	$9.87	$10.18	$9.55	$9.81	$9.65	$9.67
Total return + #	(3.05)%	6.60%	(2.68)%	1.66%	1.80%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$34,673	$36,104	$28,650	$28,518	$11,758	$7,185
Ratios of expenses to average net assets: ^	2.10%	1.83%	1.63%	2.15%	1.90%	1.67%
Ratios of net investment income (loss) to average net assets: ^	(0.42)%	(0.32)%	(0.03)%	(1.37)%	1.96%	3.35%
Portfolio turnover rate (1)	1%	7%	54%	70%	238%	292%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$10.12	$9.52	$9.81	$9.68	$9.70	$9.98	$9.74	$9.23	$9.58	$9.52	$9.56	$9.86
Income (loss) from investment operations:
Net investment income (loss) *	(0.03)	(0.06)	(0.02)	(0.14)	0.18	0.31	(0.07)	(0.12)	(0.09)	(0.26)	0.11	0.23
Net realized and unrealized gain (loss) **	(0.28)	0.66	(0.27)	0.27	(0.04)	(0.25)	(0.27)	0.63	(0.26)	0.32	(0.04)	(0.26)
Total income (loss) from investment operations	(0.31)	0.60	(0.29)	0.13	0.14	0.06	(0.34)	0.51	(0.35)	0.06	0.07	(0.03)
Less distributions:
Distributions from net investment income	—	—	—	—	(0.16)	(0.31)	—	—	—	—	(0.11)	(0.24)
Tax return of capital	—	—	—	—	—	(0.03)	—	—	—	—	—	(0.03)
Total distributions	—	—	—	—	(0.16)	(0.34)	—	—	—	—	(0.11)	(0.27)
Net asset value, end of period	$9.81	$10.12	$9.52	$9.81	$9.68	$9.70	$9.40	$9.74	$9.23	$9.58	$9.52	$9.56
Total return + #	(3.06)%	6.30%	(2.95)%	1.34%	1.52%	0.55%	(3.49)%	5.53%	(3.66)%	0.63%	0.78%	(0.29)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$6,711	$6,224	$3,897	$3,296	$1,729	$1,782	$1,819	$1,969	$2,131	$1,938	$1,712	$2,053
Ratios of expenses to average net assets: ^	2.35%	2.08%	1.88%	2.40%	2.15%	1.92%	3.10%	2.83%	2.63%	3.15%	2.90%	2.67%
Ratios of net investment income (loss) to average net assets: ^	(0.67)%	(0.58)%	(0.26)%	(1.63)%	1.92%	3.13%	(1.41)%	(1.34)%	(1.02)%	(2.35)%	1.19%	2.38%
Portfolio turnover rate (1)	1%	7%	54%	70%	238%	292%	1%	7%	54%	70%	238%	292%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$9.22	$8.94	$8.92	$9.51	$9.61	$9.52
Income (loss) from investment operations:
Net investment income*	0.21	0.42	0.44	0.44	0.46	0.47
Net realized and unrealized gain (loss)	(0.31)	0.30	0.02	(0.59)	(0.10)	0.09
Total income (loss) from investment operations	(0.10)	0.72	0.46	(0.15)	0.36	0.56
Less distributions:
Distributions from net investment income	(0.21)	(0.44)	(0.44)	(0.44)	(0.46)	(0.47)
Total distributions	(0.21)	(0.44)	(0.44)	(0.44)	(0.46)	(0.47)
Net asset value, end of period	$8.91	$9.22	$8.94	$8.92	$9.51	$9.61
Total return +	(1.10)%	8.19%	5.39%	(1.63)%	3.77%	6.05%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$93,427	$103,567	$78,194	$78,654	$102,412	$134,487
Ratios of expenses to average net assets: ^	1.13%	1.19%	1.08%	1.02%	1.09%	1.11%
Ratios of net investment income to average net assets: ^	4.68%	4.62%	5.09%	4.77%	4.72%	4.89%
Portfolio turnover rate (1)	57%	142%	62%	51%	62%	94%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$9.29	$9.02	$8.99	$9.58	$9.68	$9.59	$9.17	$8.88	$8.86	$9.46	$9.55	$9.47
Income (loss) from investment operations:
Net investment income*	0.20	0.40	0.42	0.41	0.44	0.45	0.18	0.35	0.37	0.37	0.38	0.40
Net realized and unrealized gain (loss)	(0.30)	0.28	0.03	(0.59)	(0.10)	0.09	(0.31)	0.30	0.02	(0.60)	(0.08)	0.08
Total income (loss) from investment operations	(0.10)	0.68	0.45	(0.18)	0.34	0.54	(0.13)	0.65	0.39	(0.23)	0.30	0.48
Less distributions:
Distributions from net investment income	(0.20)	(0.41)	(0.42)	(0.41)	(0.44)	(0.45)	(0.17)	(0.36)	(0.37)	(0.37)	(0.39)	(0.40)
Total distributions	(0.20)	(0.41)	(0.42)	(0.41)	(0.44)	(0.45)	(0.17)	(0.36)	(0.37)	(0.37)	(0.39)	(0.40)
Net asset value, end of period	$8.99	$9.29	$9.02	$8.99	$9.58	$9.68	$8.87	$9.17	$8.88	$8.86	$9.46	$9.55
Total return + #	(1.21)%	7.70%	5.21%	(1.88)%	3.49%	5.74%	(1.35)%	7.45%	4.65%	(2.47)%	3.13%	5.17%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$12,285	$12,085	$10,478	$10,224	$22,022	$19,888	$7,522	$7,785	$7,687	$9,231	$11,652	$13,741
Ratios of expenses to average net assets: ^	1.38%	1.44%	1.33%	1.27%	1.34%	1.36%	1.88%	1.94%	1.83%	1.77%	1.84%	1.86%
Ratios of net investment income to average net assets: ^	4.44%	4.38%	4.84%	4.52%	4.47%	4.64%	3.93%	3.88%	4.34%	4.02%	3.97%	4.15%
Portfolio turnover rate (1)	57%	142%	62%	51%	62%	94%	57%	142%	62%	51%	62%	94%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Dividend Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
		Year Ended		Period Ended
	Six Months Ended	October 31,		October 31,
	April 30, 2018	2017		2016 *
	(Unaudited)

Net asset value, beginning of period	$11.27	$11.72		$12.00
Income (loss) from investment operations:
Net investment income**	0.33	0.59		0.02
Net realized and unrealized gain (loss)	0.09	(0.47)		(0.30)
Total income (loss) from investment operations	0.42	0.12		(0.28)
Less distributions:
Distributions from net investment income	(0.26)	(0.57)		—
Total distributions	(0.26)	(0.57)		—
Net asset value, end of period	$11.43	$11.27		$11.72
Total return +#	3.73%	0.90	% #	(2.33)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$61,895	$35,285		$23,934
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.23%	1.31%		1.88%
After fees paid indirectly ^	1.23%	1.16%		1.88%
Ratios of net investment income to average net assets:
Before fees pain indirectly ^	5.79%	4.83%		0.86%
After fees paid indirectly ^	5.79%	4.99%		0.86%
Portfolio turnover rate (1)	429%	514%		41%

	Class A				Class C
		Year Ended		Period Ended		Year Ended		Period Ended
	Six Months Ended	October 31,		October 31,	Six Months Ended	October 31,		October 31,
	April 30, 2018	2017		2016 *	April 30, 2018	2017		2016 *
	(Unaudited)				(Unaudited)

Net asset value, beginning of period	$11.27	$11.72		$12.00	$11.24	$11.71		$12.00
Income (loss) from investment operations:
Net investment income**	0.32	0.51		0.08	0.27	0.46		0.01
Net realized and unrealized gain (loss)	0.06	(0.40)		(0.36)	0.08	(0.46)		(0.30)
Total income (loss) from investment operations	0.38	0.11		(0.28)	0.35	0.00		(0.29)
Less distributions:
Distributions from net investment income	(0.24)	(0.56)		—	(0.20)	(0.47)		—
Total distributions	(0.24)	(0.56)		—	(0.20)	(0.47)		—
Net asset value, end of period	$11.41	$11.27		$11.72	$11.39	$11.24		$11.71
Total return +	3.42%	0.78%		(2.33)%	2.98%	(0.14	)% #	(2.42)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,167	$729		$12	$1,055	$1,275		$418
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.48%	1.56%		2.61%	2.23%	2.31%		2.74%
After fees paid indirectly ^	1.48%	1.41%		2.61%	2.23%	2.16%		2.74%
Ratios of net investment income to average net assets:
Before fees pain indirectly ^	5.62%	4.34%		4.18%	4.78%	3.80%		0.44%
After fees paid indirectly ^	5.62%	4.37%		4.18%	4.78%	3.95%		0.44%
Portfolio turnover rate (1)	429%	514%		41%	429%	514%		41%

*	The Fund commenced operations on August 31, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016		2015	2014 *
	(Unaudited)

Net asset value, beginning of period	$9.32	$9.37	$8.92		$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.03)	(0.03)	0.04		0.05	0.07
Net realized and unrealized gain (loss)	0.28	0.07	0.42		(0.77)	(0.37)
Total income (loss) from investment operations	0.25	0.04	0.46		(0.72)	(0.30)
Less distributions:
Distributions from net investment income	—	—	(0.01)		—	—
Distributions from net realized gains	(0.01)	(0.09)	—		—	—
Tax return of capital	—	—	—		—	(0.06)
Total distributions	(0.01)	(0.09)	(0.01)		—	(0.06)
Net asset value, end of period	$9.56	$9.32	$9.37		$8.92	$9.64
Total return + #	2.69%	0.57%	5.14%		(7.42)%	(2.99)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$30,281	$32,441	$24,728		$31,935	$42,440
Ratios of expenses to average net assets: ^	1.47%	1.54%	1.28%		1.38%	1.38%
Ratios of net investment income (loss) to average net assets: ^	(0.53)%	(0.37)%	0.41%		0.52%	0.66%
Portfolio turnover rate (1)	21%	56%	64%		52%	60%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016		2015	2014 *	April 30, 2018	2017	2016		2015	2014 *
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$9.26	$9.32	$8.90		$9.64	$10.00	$9.10	$9.22	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)**	(0.04)	(0.06)	0.01		0.02	0.04	(0.06)	(0.10)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.28	0.09	0.41		(0.76)	(0.36)	0.27	0.07	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	0.24	0.03	0.42		(0.74)	(0.32)	0.21	(0.03)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	—	—	(0.00	) (a)	—	—	—	—	(0.00	) (a)	—	—
Distributions from net realized gains	(0.01)	(0.09)	—		—	—	(0.01)	(0.09)	—		—	—
Tax return of capital	—	—	—		—	(0.04)	—	—	—		—	(0.01)
Total distributions	(0.01)	(0.09)	(0.00	) (a)	—	(0.04)	(0.01)	(0.09)	(0.00	) (a)	—	(0.01)
Net asset value, end of period	$9.49	$9.26	$9.32		$8.90	$9.64	$9.30	$9.10	$9.22		$8.84	$9.62
Total return + #	2.60%	0.46%	4.77%		(7.65)%	(3.22)%	2.32%	(0.19)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$3,396	$2,968	$2,118		$3,208	$3,513	$1,429	$1,330	$1,204		$1,638	$1,879
Ratios of expenses to average net assets: ^	1.72%	1.79%	1.53%		1.63%	1.63%	2.21%	2.29%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets: ^	(0.78)%	(0.63)%	0.10%		0.29%	0.41%	(1.27)%	(1.11)%	(0.33)%		(0.24)%	(0.09)%
Portfolio turnover rate (1)	21%	56%	64%		52%	60%	21%	56%	64%		52%	60%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$8.68	$8.05	$8.75	$10.88	$10.09	$8.90
Income (loss) from investment operations:
Net investment income*	0.02	0.16	0.23	0.27	0.11	0.16
Net realized and unrealized gain (loss)	0.15	0.72	(0.39)	(0.51)	0.83	1.28
Total income (loss) from investment operations	0.17	0.88	(0.16)	(0.24)	0.94	1.44
Less distributions:
Distributions from net investment income	(0.18)	(0.25)	(0.36)	(0.17)	(0.15)	(0.25)
Distributions from net realized gains	—	—	(0.18)	(1.72)	—	—
Total distributions	(0.18)	(0.25)	(0.54)	(1.89)	(0.15)	(0.25)
Net asset value, end of period	$8.67	$8.68	$8.05	$8.75	$10.88	$10.09
Total return + #	2.04%	11.20%	(1.92)%	(2.67)%	9.37%	16.59%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$12,459	$12,953	$16,929	$20,210	$18,576	$15,855
Ratios of expenses to average net assets: ^	1.49%	1.41%	1.42%	1.34%	1.44%	1.39%
Ratios of net investment income to average net assets: ^	0.52%	1.90%	2.83%	2.83%	1.07%	1.70%
Portfolio turnover rate (1)	63%	106%	96%	82%	129%	62%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$8.66	$8.03	$8.73	$10.85	$10.06	$8.88	$8.46	$7.86	$8.56	$10.66	$9.90	$8.74
Income (loss) from investment operations:
Net investment income (loss) *	0.01	0.14	0.20	0.24	0.09	0.13	(0.02)	0.07	0.14	0.18	0.01	0.06
Net realized and unrealized gain (loss)	0.15	0.72	(0.39)	(0.50)	0.82	1.27	0.14	0.71	(0.39)	(0.50)	0.80	1.26
Total income (loss) from investment operations	0.16	0.86	(0.19)	(0.26)	0.91	1.40	0.12	0.78	(0.25)	(0.32)	0.81	1.32
Less distributions:
Distributions from net investment income	(0.16)	(0.23)	(0.33)	(0.14)	(0.12)	(0.22)	(0.11)	(0.18)	(0.27)	(0.06)	(0.05)	(0.16)
Distributions from net realized gains	—	—	(0.18)	(1.72)	—	—	—	—	(0.18)	(1.72)	—	—
Total distributions	(0.16)	(0.23)	(0.51)	(1.86)	(0.12)	(0.22)	(0.11)	(0.18)	(0.45)	(1.78)	(0.05)	(0.16)
Net asset value, end of period	$8.66	$8.66	$8.03	$8.73	$10.85	$10.06	$8.47	$8.46	$7.86	$8.56	$10.66	$9.90
Total return + #	1.92%	10.92%	(2.19)%	(2.84)%	9.10%	16.21%	1.57%	10.08%	(2.95)%	(3.53)%	8.21%	15.35%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$3,473	$3,125	$3,638	$4,211	$4,509	$4,368	$2,880	$2,708	$3,181	$4,956	$4,046	$3,765
Ratios of expenses to average net assets: ^	1.74%	1.66%	1.67%	1.59%	1.69%	1.64%	2.49%	2.41%	2.44%	2.34%	2.44%	2.39%
Ratios of net investment income to average net assets: ^	0.28%	1.66%	2.57%	2.56%	0.83%	1.45%	(0.47)%	0.93%	1.81%	1.91%	0.08%	0.70%
Portfolio turnover rate (1)	63%	106%	96%	82%	129%	62%	63%	106%	96%	82%	129%	62%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$14.16	$12.22	$16.32	$16.21	$14.55	$11.74
Income from investment operations:
Net investment income *	0.05	0.15	0.22	0.17	0.13	0.16
Net realized and unrealized gain (loss)	0.33	2.01	(0.04)	0.06	1.70	2.78
Total income from investment operations	0.38	2.16	0.18	0.23	1.83	2.94
Less distributions:
Distributions from net investment income	(0.12)	(0.22)	(0.18)	(0.12)	(0.17)	(0.13)
Distributions from net realized gains	(0.14)	—	(4.10)	—	—	—
Total distributions	(0.26)	(0.22)	(4.28)	(0.12)	(0.17)	(0.13)
Net asset value, end of period	$14.28	$14.16	$12.22	$16.32	$16.21	$14.55
Total return + #	2.70%	17.84%	1.73%	1.41%	12.64%	25.30%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$58,403	$55,155	$45,026	$44,620	$41,917	$37,688
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.43%	1.13%	0.93%	1.12%	1.26%	1.00%
After fees paid indirectly ^	1.43%	1.12%	0.93%	1.12%	1.26%	1.00%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	0.73%	1.12%	1.81%	1.03%	0.82%	1.25%
After fees paid indirectly ^	0.73%	1.13%	1.81%	1.03%	0.82%	1.25%
Portfolio turnover rate (1)	20%	61%	59%	101%	22%	16%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$14.10	$12.16	$16.26	$16.16	$14.52	$11.72	$13.47	$11.65	$15.74	$15.68	$14.09	$11.36
Income from investment operations:
Net investment income (loss)*	0.03	0.11	0.19	0.13	0.09	0.13	(0.02)	0.02	0.10	0.00 (a)	(0.03)	0.03
Net realized and unrealized gain (loss)	0.33	2.02	(0.05)	0.06	1.69	2.77	0.32	1.92	(0.06)	0.06	1.65	2.71
Total income from investment operations	0.36	2.13	0.14	0.19	1.78	2.90	0.30	1.94	0.04	0.06	1.62	2.74
Less distributions:
Distributions from net investment income	(0.10)	(0.19)	(0.14)	(0.09)	(0.14)	(0.10)	(0.02)	(0.12)	(0.03)	—	(0.03)	(0.01)
Distributions from net realized gains	(0.14)	0.00	(4.10)	—	—	—	(0.14)	—	(4.10)	—	—	—
Total distributions	(0.24)	(0.19)	(4.24)	(0.09)	(0.14)	(0.10)	(0.16)	(0.12)	(4.13)	—	(0.03)	(0.01)
Net asset value, end of period	$14.22	$14.10	$12.16	$16.26	$16.16	$14.52	$13.61	$13.47	$11.65	$15.74	$15.68	$14.09
Total return + #	2.51%	17.66%	1.43%	1.15%	12.31%	24.99%	2.20%	16.72%	0.66%	0.38%	11.49%	24.09%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$12,130	$10,174	$6,544	$6,577	$7,685	$4,980	$4,343	$4,343	$4,850	$5,805	$5,639	$5,029
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.68%	1.38%	1.18%	1.37%	1.51%	1.25%	2.43%	2.13%	1.93%	2.12%	2.26%	2.00%
After fees paid indirectly ^	1.68%	1.37%	1.18%	1.37%	1.51%	1.25%	2.43%	2.12%	1.93%	2.12%	2.26%	2.00%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	0.47%	0.84%	1.57%	0.78%	0.57%	0.99%	(0.27)%	0.14%	0.83%	0.03%	(0.18)%	0.25%
After fees paid indirectly ^	0.47%	0.85%	1.57%	0.78%	0.57%	0.99%	(0.27)%	0.15%	0.83%	0.03%	(0.18)%	0.25%
Portfolio turnover rate (1)	20%	61%	59%	101%	22%	16%	20%	61%	59%	101%	22%	16%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$19.37	$15.92	$16.97	$15.01	$14.02	$10.42
Income (loss) from investment operations:
Net investment loss*	(0.10)	(0.14)	(0.10)	(0.16)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	2.26	3.59	(0.86)	2.12	1.29	3.70
Total income (loss) from investment operations	2.16	3.45	(0.96)	1.96	1.18	3.60
Less distributions:
Distributions from net realized gains	(0.18)	—	(0.09)	—	(0.19)	—
Total distributions	(0.18)	—	(0.09)	—	(0.19)	—
Net asset value, end of period	$21.35	$19.37	$15.92	$16.97	$15.01	$14.02
Total return +	11.25%	21.67%	(5.66)%	13.06%	8.48%	34.55%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$58,617	$56,472	$51,242	$51,312	$37,106	$814
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly ^	1.23%	1.16%	1.20%	1.34%	1.16%	1.71%
After fee waivers and fees paid indirectly ^	1.23%	1.14%	1.20%	1.34%	1.16%	1.69%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly ^	(0.97)%	(0.79)%	(0.64)%	(1.00)%	(0.76)%	(0.70)%
After fee waivers and fees paid indirectly ^	(0.97)%	(0.77)%	(0.64)%	(1.00)%	(0.76)%	(0.67)%
Portfolio turnover rate (1)	16%	38%	29%	45%	29%	91%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$19.08	$15.73	$16.80	$14.91	$13.96	$10.39	$18.27	$15.17	$16.33	$14.59	$13.76	$10.33
Income (loss) from investment operations:
Net investment loss*	(0.12)	(0.18)	(0.14)	(0.19)	(0.21)	(0.11)	(0.19)	(0.30)	(0.25)	(0.31)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	2.22	3.53	(0.84)	2.08	1.35	3.68	2.12	3.40	(0.82)	2.05	1.28	3.69
Total income (loss) from investment operations	2.10	3.35	(0.98)	1.89	1.14	3.57	1.93	3.10	(1.07)	1.74	1.02	3.43
Less distributions:
Distributions from net realized gains	(0.18)	—	(0.09)	—	(0.19)	—	(0.18)	—	(0.09)	—	(0.19)	—
Total distributions	(0.18)	—	(0.09)	—	(0.19)	0.00	(0.18)	—	(0.09)	—	(0.19)	—
Net asset value, end of period	$21.00	$19.08	$15.73	$16.80	$14.91	$13.96	$20.02	$18.27	$15.17	$16.33	$14.59	$13.76
Total return +	11.10%	21.30%	(5.84)%	12.68%	8.23%	34.36%	10.66%	20.44%	(6.56)%	11.93%	7.47%	33.20%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$14,657	$12,944	$9,620	$8,762	$19,949	$11,399	$6,934	$6,758	$4,988	$5,222	$4,361	$510
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly ^	1.49%	1.41%	1.45%	1.59%	1.41%	1.96%	2.23%	2.16%	2.20%	2.34%	2.16%	2.71%
After fee waivers and fees paid indirectly ^	1.49%	1.39%	1.45%	1.59%	1.41%	1.94%	2.23%	2.14%	2.20%	2.34%	2.16%	2.69%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly ^	(1.22)%	(1.05)%	(0.91)%	(1.20)%	(1.48)%	(0.95)%	(1.97)%	(1.80)%	(1.67)%	(2.00)%	(1.87)%	(1.70)%
After fee waivers and fees paid indirectly ^	(1.22)%	(1.03)%	(0.91)%	(1.20)%	(1.48)%	(0.92)%	(1.97)%	(1.78)%	(1.67)%	(2.00)%	(1.87)%	(1.67)%
Portfolio turnover rate (1)	16%	38%	29%	45%	29%	91%	16%	38%	29%	45%	29%	91%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$17.54	$14.24	$14.24	$15.21	$15.22	$12.05
Income (loss) from investment operations:
Net investment income *	0.07	0.21	0.16	0.00 (a)	0.15	0.07
Net realized and unrealized gain (loss)	0.65	3.09	(0.15)	(0.61)	0.10	3.24
Total income (loss) from investment operations	0.72	3.30	0.01	(0.61)	0.25	3.31
Less distributions:
Distributions from net investment income	(0.26)	—	(0.01)	(0.30)	(0.26)	(0.14)
Distributions from net realized gains	(0.49)	—	—	(0.06)	—	—
Total distributions	(0.75)	—	(0.01)	(0.36)	(0.26)	(0.14)
Net asset value, end of period	$17.51	$17.54	$14.24	$14.24	$15.21	$15.22
Total return + #	4.23%	23.17%	0.06%	(4.10)%	1.66%	27.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$93,123	$90,257	$78,640	$76,992	$57,359	$49,815
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.57%	1.56%	1.63%	2.04%	2.04%	2.11%
After fees paid indirectly ^	1.57%	1.55%	1.63%	2.04%	2.04%	2.11%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	0.76%	1.34%	1.17%	0.03%	0.99%	0.52%
After fees paid indirectly ^	0.76%	1.35%	1.17%	0.03%	0.99%	0.52%
Portfolio turnover rate (1)	57%	119%	143%	125%	117%	131%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014		2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$17.42	$14.17	$14.21	$15.16	$15.19	$12.03	$16.59	$13.60	$13.73	$14.68	$14.70		$11.64
Income (loss) from investment operations:
Net investment income (loss)*	0.05	0.17	0.13	(0.03)	0.15	0.06	(0.02)	0.04	0.03	(0.14)	(0.00	) (a)	(0.06)
Net realized and unrealized gain (loss)	0.65	3.08	(0.17)	(0.60)	0.06	3.22	0.62	2.95	(0.16)	(0.59)	0.10		3.13
Total income (loss) from investment operations	0.70	3.25	(0.04)	(0.63)	0.21	3.28	0.60	2.99	(0.13)	(0.73)	0.10		3.07
Less distributions:
Distributions from net investment income	(0.23)	—	—	(0.26)	(0.24)	(0.12)	(0.15)	—	—	(0.16)	(0.12)		(0.01)
Distributions from net realized gains	(0.49)	—	—	(0.06)	—	—	(0.49)	—	—	(0.06)	—		—
Total distributions	(0.72)	—	—	(0.32)	(0.24)	(0.12)	(0.64)	—	—	(0.22)	(0.12)		(0.01)
Net asset value, end of period	$17.40	$17.42	$14.17	$14.21	$15.16	$15.19	$16.55	$16.59	$13.60	$13.73	$14.68		$14.70
Total return + #	4.10%	22.94%	(0.28)%	(4.26)%	1.35%	27.40%	3.68%	21.99%	(0.95)%	(5.06)%	0.67%		26.40%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$17,742	$15,524	$10,305	$9,032	$7,871	$4,741	$6,430	$6,570	$6,483	$7,268	$6,551		$5,627
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.82%	1.81%	1.88%	2.29%	2.29%	2.36%	2.57%	2.56%	2.63%	3.04%	3.04%		3.11%
After fees paid indirectly ^	1.82%	1.80%	1.88%	2.29%	2.29%	2.36%	2.57%	2.55%	2.63%	3.04%	3.04%		3.11%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	0.53%	1.07%	0.93%	(0.19)%	0.97%	0.41%	(0.26)%	0.30%	0.20%	(0.94)%	(0.02)%		(0.46)%
After fees paid indirectly ^	0.53%	1.08%	0.93%	(0.19)%	0.97%	0.41%	(0.26)%	0.31%	0.20%	(0.94)%	(0.02)%		(0.46)%
Portfolio turnover rate (1)	57%	119%	143%	125%	117%	131%	57%	119%	143%	125%	117%		131%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charges.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$15.66	$18.31	$19.23	$19.27	$16.53	$15.79
Income (loss) from investment operations:
Net investment income *	0.20	0.13	0.32	0.15	0.13	0.23
Net realized and unrealized gain (loss)	(0.82)	0.40	0.73	0.85	3.20	1.27
Total income (loss) from investment operations	(0.62)	0.53	1.05	1.00	3.33	1.50
Less distributions:
Distributions from net investment income	(0.12)	(0.36)	(0.21)	(0.11)	(0.20)	(0.23)
Distributions from net realized gains	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)
Total distributions	(0.24)	(3.18)	(1.97)	(1.04)	(0.59)	(0.76)
Net asset value, end of period	$14.80	$15.66	$18.31	$19.23	$19.27	$16.53
Total return +	(4.04)%	3.63%	5.77%	5.13%	21.09%	9.85%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$43,933	$34,256	$25,479	$33,379	$37,143	$33,545
Ratios of expenses to average net assets: ^	1.17%	1.17%	1.21%	1.64%	1.59%	1.30%
Ratios of net investment income to average net assets: ^	2.71%	0.79%	1.74%	0.80%	0.77%	1.40%
Portfolio turnover rate (1)	38%	101%	110%	110%	97%	163%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$15.78	$18.35	$19.26	$19.33	$16.55	$15.77	$14.88	$17.55	$18.50	$18.65	$16.02	$15.33
Income (loss) from investment operations:
Net investment income (loss) *	0.19	0.10	0.27	0.10	0.08	0.15	0.13	(0.02)	0.13	(0.04)	(0.04)	0.07
Net realized and unrealized gain (loss)	(0.84)	0.41	0.74	0.85	3.22	1.31	(0.80)	0.38	0.70	0.82	3.11	1.23
Total income (loss) from investment operations	(0.65)	0.51	1.01	0.95	3.30	1.46	(0.67)	0.36	0.83	0.78	3.07	1.30
Less distributions:
Distributions from net investment income	(0.09)	(0.26)	(0.16)	(0.09)	(0.13)	(0.15)	—	(0.21)	(0.02)	0.00	(0.05)	(0.08)
Distributions from net realized gains	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)	(0.53)
Total distributions	(0.21)	(3.08)	(1.92)	(1.02)	(0.52)	(0.68)	(0.12)	(3.03)	(1.78)	(0.93)	(0.44)	(0.61)
Net asset value, end of period	$14.92	$15.78	$18.35	$19.26	$19.33	$16.55	$14.09	$14.88	$17.55	$18.50	$18.65	$16.02
Total return +	(4.20)%	3.44%	5.54%	4.85%	20.73%	9.60%	(4.55)%	2.61%	4.73%	4.08%	19.88%	8.73%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$7,643	$6,002	$9,376	$10,386	$3,913	$2,539	$2,317	$2,448	$3,211	$3,847	$4,166	$2,684
Ratios of expenses to average net assets: ^	1.42%	1.42%	1.45%	1.89%	1.84%	1.55%	2.17%	2.17%	2.21%	2.64%	2.59%	2.30%
Ratios of net investment income (loss) to average net assets: ^	2.47%	0.60%	1.45%	0.53%	0.48%	1.15%	1.78%	(0.11)%	0.70%	(0.21)%	(0.24)%	0.40%
Portfolio turnover rate (1)	38%	101%	110%	110%	97%	163%	38%	101%	110%	110%	97%	163%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months Ended		Year Ended October 31,
	April 30, 2018		2017	2016	2015	2014		2013
	(Unaudited)

Net asset value, beginning of period	$17.47		$14.41	$14.27	$15.45	$14.65		$11.21
Income (loss) from investment operations:
Net investment income (loss) *	(0.00	) (a)	0.07	0.09	(0.01)	0.04		0.07
Net realized and unrealized gain (loss)	(0.00	) (a)	3.57	0.54	(0.18)	1.45		3.40
Total income (loss) from investment operations	(0.00)		3.64	0.63	(0.19)	1.49		3.47
Less distributions:
Distributions from net investment income	(0.04)		(0.10)	(0.01)	(0.04)	(0.02)		(0.03)
Distributions from net realized gains	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)		—
Total distributions	(1.85)		(0.58)	(0.49)	(0.99)	(0.69)		(0.03)
Net asset value, end of period	$15.62		$17.47	$14.41	$14.27	$15.45		$14.65
Total return + #	(0.33)%		25.55%	4.58%	(1.59)%	10.30%		31.05%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$29,740		$22,710	$22,254	$22,068	$23,783		$16,640
Ratios of expenses to average net assets: ^	1.74%		1.32%	1.48%	1.79%	1.45%		1.29%
Ratios of net investment income (loss) to average net assets: ^	(0.05)%		0.45%	0.64%	(0.10)%	0.27%		0.62%
Portfolio turnover rate (1)	49%		100%	129%	122%	106%		147%

	Class A								Class C
	Six Months Ended		Year Ended October 31,						Six Months Ended		Year Ended October 31,
	April 30, 2018		2017	2016	2015	2014		2013	April 30, 2018		2017	2016	2015	2014	2013
	(Unaudited)								(Unaudited)

Net asset value, beginning of period	$17.31		$14.29	$14.18	$15.36	$14.59		$11.16	$15.67		$13.02	$13.06	$14.32	$13.74	$10.59
Income (loss) from investment operations:
Net investment income (loss)*	(0.02)		0.03	0.05	(0.05)	(0.00	) (a)	0.01	(0.07)		(0.08)	(0.05)	(0.15)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	(0.01)		3.54	0.54	(0.18)	1.44		3.42	(0.00	) (a)	3.21	0.49	(0.16)	1.35	3.18
Total income (loss) from investment operations	(0.03)		3.57	0.59	(0.23)	1.44		3.43	(0.07)		3.13	0.44	(0.31)	1.25	3.15
Less distributions:
Distributions from net investment income	(0.00	) (a)	(0.07)	—	—	—		—	—		—	—	—	—	—
Distributions from net realized gains	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)		—	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)	—
Total distributions	(1.81)		(0.55)	(0.48)	(0.95)	(0.67)		—	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)	—
Net asset value, end of period	$15.47		$17.31	$14.29	$14.18	$15.36		$14.59	$13.79		$15.67	$13.02	$13.06	$14.32	$13.74
Total return + #	(0.44)%		25.26%	4.33%	(1.83)%	10.02%		30.74%	(0.77)%		24.29%	3.52%	(2.56)%	9.22%	29.75%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$5,932		$4,569	$3,802	$3,801	$3,268		$1,756	$2,293		$2,611	$2,241	$2,383	$2,494	$2,057
Ratios of expenses to average net assets: ^	1.99%		1.57%	1.73%	2.04%	1.70%		1.54%	2.74%		2.32%	2.48%	2.79%	2.45%	2.29%
Ratios of net investment income (loss) to average net assets: ^	(0.29)%		0.19%	0.40%	(0.36)%	(0.06)%		0.15%	(1.01)%		(0.57)%	(0.36)%	(1.11)%	(0.70)%	(0.37)%
Portfolio turnover rate (1)	49%		100%	129%	122%	106%		147%	49%		100%	129%	122%	106%	147%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$15.94	$12.73	$11.97	$14.75	$14.66	$13.82
Income (loss) from investment operations:
Net investment income *	0.05	0.17	0.20	0.08	0.20	0.00 (a)
Net realized and unrealized gain (loss) **	0.12	3.28	0.64	(2.67)	(0.11)	0.84
Total income (loss) from investment operations	0.17	3.45	0.84	(2.59)	0.09	0.84
Less distributions:
Distributions from net investment income	(0.16)	(0.24)	(0.08)	(0.19)	—	—
Total distributions	(0.16)	(0.24)	(0.08)	(0.19)	—	—
Net asset value, end of period	$15.95	$15.94	$12.73	$11.97	$14.75	$14.66
Total return + #	1.07%	27.69%	7.13%	(17.73)%	0.61%	6.08%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$55,442	$51,365	$46,481	$42,831	$35,872	$24,736
Ratios of expenses to average net assets: ^	1.25%	1.75%	1.27%	1.76%	1.29%	2.00%
Ratios of net investment income to average net assets: ^	0.65%	1.18%	1.73%	0.59%	1.39%	0.03%
Portfolio turnover rate (1)	35%	74%	97%	137%	108%	166%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$15.58	$12.45	$11.71	$14.44	$14.39	$13.59	$14.74	$11.82	$11.14	$13.76	$13.82	$13.16
Income (loss) from investment operations:
Net investment income (loss)*	0.03	0.14	0.17	0.05	0.16	(0.07)	(0.03)	0.02	0.08	(0.06)	0.04	(0.14)
Net realized and unrealized gain (loss) **	0.11	3.20	0.62	(2.62)	(0.11)	0.87	0.13	3.04	0.60	(2.49)	(0.10)	0.80
Total income (loss) from investment operations	0.14	3.34	0.79	(2.57)	0.05	0.80	0.10	3.06	0.68	(2.55)	(0.06)	0.66
Less distributions:
Distributions from net investment income	(0.12)	(0.21)	(0.05)	(0.16)	—	—	(0.06)	(0.14)	—	(0.07)	—	—
Total distributions	(0.12)	(0.21)	(0.05)	(0.16)	—	—	(0.06)	(0.14)	—	(0.07)	—	—
Net asset value, end of period	$15.60	$15.58	$12.45	$11.71	$14.44	$14.39	$14.78	$14.74	$11.82	$11.14	$13.76	$13.82
Total return + #	0.93%	27.36%	6.84%	(17.94)%	0.35%	5.89%	0.65%	26.31%	6.10%	(18.60)%	(0.43)%	5.02%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10,004	$8,242	$6,348	$4,594	$4,036	$2,475	$3,571	$3,467	$3,380	$3,216	$3,593	$2,735
Ratios of expenses to average net assets: ^	1.50%	2.00%	1.52%	2.01%	1.54%	2.25%	2.25%	2.75%	2.27%	2.76%	2.29%	3.00%
Ratios of net investment income (loss) to average net assets: ^	0.41%	0.98%	1.46%	0.40%	1.14%	(0.48)%	(0.35)%	0.10%	0.77%	(0.48)%	0.34%	(1.03)%
Portfolio turnover rate (1)	35%	74%	97%	137%	108%	166%	35%	74%	97%	137%	108%	166%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

(a)	Represents less than $0.01 per share.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)

Net asset value, beginning of period	$20.31	$15.34	$17.08	$17.71	$20.62	$15.69
Income (loss) from investment operations:
Net investment loss*	(0.12)	(0.15)	(0.06)	(0.24)	(0.29)	(0.19)
Net realized and unrealized gain (loss) (a)	1.76	5.12	(0.24)	1.19	1.11	6.10
Total income (loss) from investment operations	1.64	4.97	(0.30)	0.95	0.82	5.91
Less distributions:
Distributions from net realized gains	(2.96)	—	(1.40)	(1.58)	(3.73)	(0.98)
Tax return of capital	—	—	(0.04)	—	—	—
Total distributions	(2.96)	—	(1.44)	(1.58)	(3.73)	(0.98)
Net asset value, end of period	$18.99	$20.31	$15.34	$17.08	$17.71	$20.62
Total return + #	8.64%	32.40%	(1.88)%	5.36%	3.64%	40.28%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$25,204	$24,641	$26,010	$23,152	$21,153	$16,146
Ratios of expenses to average net assets:
Before fees paid indirectly ^	2.00%	1.36%	1.23%	1.58%	1.84%	1.35%
After fees paid indirectly ^	2.00%	1.35%	1.23%	1.58%	1.84%	1.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly ^	(1.26)%	(0.86)%	(0.38)%	(1.30)%	(1.61)%	(1.08)%
After fees paid indirectly ^	(1.26)%	(0.85)%	(0.38)%	(1.30)%	(1.61)%	(1.08)%
Portfolio turnover rate (1)	80%	174%	181%	138%	192%	231%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2018	2017	2016	2015	2014	2013	April 30, 2018	2017	2016	2015	2014	2013
	(Unaudited)						(Unaudited)

Net asset value, beginning of period	$19.62	$14.85	$16.62	$17.31	$20.28	$15.49	$16.77	$12.79	$14.61	$15.51	$18.66	$14.43
Income (loss) from investment operations:
Net investment loss*	(0.14)	(0.19)	(0.10)	(0.27)	(0.34)	(0.24)	(0.17)	(0.28)	(0.18)	(0.36)	(0.42)	(0.32)
Net realized and unrealized gain (loss) (a)	1.68	4.96	(0.23)	1.16	1.10	6.01	1.41	4.26	(0.20)	1.04	1.00	5.53
Total income (loss) from investment operations	1.54	4.77	(0.33)	0.89	0.76	5.77	1.24	3.98	(0.38)	0.68	0.58	5.21
Less distributions:
Distributions from net realized gains	(2.96)	—	(1.40)	(1.58)	(3.73)	(0.98)	(2.96)	—	(1.40)	(1.58)	(3.73)	(0.98)
Tax return of capital	—	—	(0.04)	—	—	—	—	—	(0.04)	—	—	—
Total distributions	(2.96)	—	(1.44)	(1.58)	(3.73)	(0.98)	(2.96)	—	(1.44)	(1.58)	(3.73)	(0.98)
Net asset value, end of period	$18.20	$19.62	$14.85	$16.62	$17.31	$20.28	$15.05	$16.77	$12.79	$14.61	$15.51	$18.66
Total return + #	7.85%	32.12%	(2.12)%	5.12%	3.36%	39.88%	8.08%	31.12%	(2.82)%	4.29%	2.56%	38.87%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$7,654	$6,925	$5,540	$6,326	$6,443	$5,890	$2,676	$2,644	$2,155	$3,163	$3,165	$2,685
Ratios of expenses to average net assets:
Before fees paid indirectly ^	2.25%	1.61%	1.48%	1.83%	2.09%	1.60%	3.00%	2.36%	2.23%	2.58%	2.84%	2.35%
After fees paid indirectly ^	2.25%	1.60%	1.48%	1.83%	2.09%	1.60%	3.00%	2.35%	2.23%	2.58%	2.84%	2.35%
Ratios of net investment loss to average net assets:
Before fees paid indirectly ^	(1.51)%	(1.13)%	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(2.26)%	(1.89)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%
After fees paid indirectly ^	(1.52)%	(1.12)%	(0.69)%	(1.53)%	(1.86)%	(1.33)%	(2.27)%	(1.88)%	(1.45)%	(2.29)%	(2.61)%	(2.08)%
Portfolio turnover rate (1)	80%	174%	181%	138%	192%	231%	80%	174%	181%	138%	192%	231%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Dunham Floating Rate Bond Fund; Dunham Corporate/Government Bond Fund; Dunham Monthly Distribution Fund; Dunham Dynamic Macro Fund; Dunham High-Yield Bond Fund; Dunham Alternative Dividend Fund; Dunham International Opportunity Bond Fund; Dunham Appreciation & Income Fund; Dunham Large Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham International Stock Fund; Dunham Real Estate Stock Fund; Dunham Small Cap Value Fund; Dunham Emerging Markets Stock Fund; and Dunham Small Cap Growth Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham International Opportunity Bond Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham Alternative Dividend Fund (“Alternative Dividend”)	Current income while preserving capital during market downturns
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Appreciation & Income Fund (“Appreciation & Income”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, International Opportunity Bond, and Alternative Dividend commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013. Alternative Dividend commenced operations on August 31, 2016.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2018 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$132,005	$—	$—	$132,005
Exchange Traded Funds *	4,101,094	—	—	4,101,094
Bank Loans *	—	179,898,361	—	179,898,361
Bonds & Notes *	—	10,824,879	—	10,824,879
Asset Backed Securities	—	1,460,211	—	1,460,211
Rights	50,141	—	—	50,141
U.S. Government & Agency	—	2,031,274	—	2,031,274
Short-Term Investment	7,205,335	—	—	7,205,335
Collateral for Securities Loaned	1,735,350	—	—	1,735,350
Total	$13,223,925	$194,214,725	$—	$207,438,650

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$35,918,295	$—	$35,918,295
Foreign Government Bonds	—	1,121,971	—	1,121,971
Municipal Bonds	—	2,927,522	—	2,927,522
U.S. Government & Agency	—	10,604,424	—	10,604,424
Bank Loans *	—	3,039,554	—	3,039,554
Short-Term Investment	1,059,428	—	—	1,059,428
Collateral for Securities Loaned	5,513,346	—	—	5,513,346
Total	$6,572,774	$53,611,766	$—	$60,184,540

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$214,106,014	$2,946,337	$—	$217,052,351
Exchange Traded Funds	28,734,886	—	—	28,734,886
Rights	—	876	—	876
Warrants	20,530	—	—	20,530
Purchased Options	—	2,903,551	—	2,903,551
Short-Term Investment	99,574,138	—	—	99,574,138
Collateral for Securities Loaned	9,394,734	—	—	9,394,734
Total Assets	$351,830,302	$5,850,764	$—	$357,681,066
Liabilities
Liabilities-Securities Sold Short	$56,757,372	$—	$—	$56,757,372
Total Liabilities	$56,757,372	$—	$—	$56,757,372
Asset - Derivatives
Total Return Swap Contracts	$—	$5,166	$—	$5,166
Total Asset Derivatives	$—	$5,166	$—	$5,166
Liabilities-Derivatives
Written Options	$994,895	$—	$—	$994,895
Total Return Swap Contracts	—	21,802	—	21,802
Total Liability Derivatives	$994,895	$21,802	$—	$1,016,697

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$25,715,075	$—	$—	$25,715,075
Purchased Options	2,710,005	24,189	—	2,734,194
Short-Term Investments	4,756,601	10,423,528	—	15,180,129
Collateral for Securities Loaned	8,369,676	—	—	8,369,676
Total Assets	41,551,357	10,447,717	—	51,999,074
Assets - Derivatives
Futures	379,819	—	—	379,819
Total Derivatives	$379,819	$—	$—	$379,819
Liabilities - Derivatives
Futures	$227,459	$—	$—	$227,459
Written Options	—	5,013	—	5,013
Total	$227,459	$5,013	$—	$232,472

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$109,614,136	$—	$109,614,136
Short-Term Investment	3,463,135	—	—	3,463,135
Collateral for Securities Loaned	19,155,280	—	—	19,155,280
Total	$22,618,415	$109,614,136	$—	$132,232,551

Alternative Dividend

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$35,814,311	$—	$—	$35,814,311
Exchange Traded Funds	10,279,516	—	—	10,279,516
Asset - Derivatives
Purchased Options	1,935,635	9,500	—	1,945,135
Short-Term Investment	14,531,976	—	—	14,531,976
Collateral for Securities Loaned	10,786,692	—	—	10,786,692
Total	$73,348,130	$9,500	$—	$73,357,630

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$15,361,894	$—	$15,361,894
Foreign Government Bonds *	—	18,738,284	—	18,738,284
Whole Loan Collateral	—	199,152	—	199,152
Short-Term Investment	351,818	—	—	351,818
Total Assets	$351,818	$34,299,330	$—	$34,651,148
Asset - Derivatives
Futures Contracts	$29,679	$—	$—	$29,679
Foreign Currency Exchange Contracts	—	276,892	—	276,892
Total Derivatives	$29,679	$276,892	$—	$306,571
Liabilities-Derivatives
Futures Contracts	$34,553	$—	$—	$34,553
Foreign Currency Exchange Contracts	—	327,942	—	327,942
Total Derivatives	$34,553	$327,942	$—	$362,495

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$219,388	$—	$—	$219,388
Convertible Bonds *	—	16,041,802	—	16,041,802
Preferred Stocks *	1,613,984	536,931	—	2,150,915
Short-Term Investment	478,977	—	—	478,977
Collateral for Securities Loaned	1,455,775	—	—	1,455,775
Total	$3,768,124	$16,578,733	$—	$20,346,857

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$73,434,513	$—	$—	$73,434,513
Short-Term Investment	1,800,096	—	—	1,800,096
Collateral for Securities Loaned	7,713,963	—	—	7,713,963
Total	$82,948,572	$—	$—	$82,948,572

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$78,209,424	$—	$—	$78,209,424
Short-Term Investment	2,046,398	—	—	2,046,398
Collateral for Securities Loaned	24,750,024	—	—	24,750,024
Total	$105,005,846	$—	$—	$105,005,846

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$26,942,834	$87,463,438	$—	$114,406,272
Exchange Traded Fund	696,691	—	—	696,691
Preferred Stocks *	822,928	175,696	—	998,624
Collateral for Securities Loaned	5,883,467	—	—	5,883,467
Total	$34,345,920	$87,639,134	$—	$121,985,054

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$1,906,036	$—	$—	$1,906,036
REITs *	51,046,799	—	—	51,046,799
Short-Term Investment	1,061,356	—	—	1,061,356
Collateral for Securities Loaned	7,050,085	—	—	7,050,085
Total	$61,064,276	$—	$—	$61,064,276

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$37,796,446	$—	$—	$37,796,446
Short-Term Investment	217,609	—	—	217,609
Collateral for Securities Loaned	7,373,018	—	—	7,373,018
Total	$45,387,073	$—	$—	$45,387,073

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$20,534,789	$45,458,780	$—	$65,993,569
Exchange Traded Fund	1,251,600	—	—	1,251,600
Preferred Stocks *	860,356	—	—	860,356
Short-Term Investment	870,382	—	—	870,382
Collateral for Securities Loaned	5,008,391	—	—	5,008,391
Total	$28,525,518	$45,458,780	$—	$73,984,298

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$34,176,198	$—	$—	$34,176,198
Short-Term Investment	1,063,887	—	—	1,063,887
Collateral for Securities Loaned	10,281,521	—	—	10,281,521
Total	$45,521,606	$—	$—	$45,521,606

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the period except for International Stock which had a transfer from Level 1 to Level 2 of $2,478,071. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution, Dynamic Macro, and Alternative Dividend are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Monthly Distribution is subject to stock market risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions for investment purposes to manage equity risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

f. Futures Contracts – Dynamic Macro and International Opportunity Bond are subject to equity interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of April 30, 2018 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the six months ended within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2018:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity Interest rate contracts	Investment in securities Unrealized appreciation on futures Receivable for open forward foreign currency contracts	Options contracts written Unrealized depreciation on futures Payable for open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2018:

Asset Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2018
Monthly Distribution
Purchased Options	$2,903,551	$—	$—	$—	$2,903,551
Total Return Swap Contracts	5,166	—	—	—	5,166
Dynamic Macro
Futures	$313,832	$—	$—	$65,987	$379,819
Purchased Options	169,189	—	—	2,565,005	2,734,194
Alternative Dividend
Purchased Options	$1,945,135	$—	$—	$—	$1,945,135
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$276,892	$—	$—	$276,892
Futures	—	—	—	29,679	29,679

Liability Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2018
Monthly Distribution
Written Options	$994,895	$—	$—	$—	$994,895
Total Return Swap Contracts	21,802	—	—	—	21,802
Dynamic Macro
Futures	$82,978	$—	$—	$144,481	$227,459
Written Options	5,013	—	—	—	5,013
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$327,942	$—	$—	$327,942
Futures	—	—	—	34,553	34,553

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months ended April 30, 2018.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/	Net realized gain (loss) from: Futures,
Interest rate contracts	Options purchased, Written options, Swap contracts, Foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, Foreign currency translations, Foreign currency exchange contracts and foreign currency translations.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2018:

Realized gain (loss) on derivatives recognized in the Statements of Operations

	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2018
Monthly Distribution
Swaps	(38,365)	—	—	—	(38,365)
Purchased Options	(2,784,960)	—	—	—	(2,784,960)
Written Options	1,619,781	—	—	—	1,619,781
Dynamic Macro
Futures	$229,658	$—	$—	$556,066	$785,724
Purchased Options	(1,453,171)	—	—	(170,850)	(1,624,021)
Written Options	(337,460)	—	—	—	(337,460)
Alternative Dividend Purchased Options	$1,575,047	$—	$—	$—	$1,575,047
International Opportunity Bond Futures	$—	$—	$—	$(3,401)	$(3,401)
International Stock Forward Foreign Currency Contracts	$—	$(21,503)	$—	$—	$(21,503)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations

	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2018
Monthly Distribution
Swaps	$(15,170)	$—	$—	$—	$(15,170)
Purchased Options	1,660,620	—	—	—	1,660,620
Written Options	1,036,492	—	—	—	1,036,492
Dynamic Macro
Futures	(103,951)	—	—	(257,670)	(361,621)
Purchased Options	345,200	—	—	(84,402)	260,798
Written Options	(3,608)	—	—	—	(3,608)
Alternative Dividend Purchased Options	$(1,408,202)	$—	$—	$—	$(1,408,202)
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$(69,487)	$—	$—	$(69,487)
Futures	—		—	25,191	25,191

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

i. Offsetting of Financial Assets and Derivative Assets – Monthly Distribution, International Opportunity Bond and Dynamic Macro policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. During the six months ended April 30, 2018, Monthly Distribution is subject to a master netting arrangement for swaps. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2018.

Floating Rate Bond

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(1,735,350)	$—	$(1,735,350)	$1,735,350	$—	$—
Total	$(1,735,350)	$—	$(1,735,350)	$1,735,350	$—	$—

Corporate/Government Bond

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(5,513,346)	$—	$(5,513,346)	$5,513,346	$—	$—
Total	$(5,513,346)	$—	$(5,513,346)	$5,513,346	$—	$—

Monthly Distribution

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	$2,903,550	$—	$2,903,550	$—	$—	$2,903,550
Total Return Swap Contracts	5,166	—	5,166	(5,166)	—	—
Total	$2,908,716	$—	$2,908,716	$(5,166)	$—	$2,903,550

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	$(994,895)	$—	$(994,895)	$—	$994,895	$—
Total Return Swap Contracts	(21,802)	—	(21,802)	5,166	—	(16,636)
Securities Loaned	(9,394,734)	—	(9,394,734)	9,394,734	—	—
Total	$(10,411,431)	$—	$(10,411,431)	$9,399,900	$994,895	$(16,636)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

Dynamic Macro
				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$379,819	$—	$379,819	$(227,459)	$—	$152,360
Purchased Options	2,734,194	—	2,734,194	—	—	2,734,194
Total	$3,114,013	$—	$3,114,013	$(227,459)	$—	$152,360

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented
	Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(227,459)	$—	$(227,459)	$227,459	$—	$—
Written Options	(5,013)	—	(5,013)	—	5,013	$—
Securities Loaned	(8,369,676)	—	(8,369,676)	8,369,676	—	$—
Total	$(8,602,148)	$—	$(8,602,148)	$8,597,135	$5,013	$—

High-Yield Bond

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(19,155,280)	$—	$(19,155,280)	$19,155,280	$—	$—
Total	$(19,155,280)	$—	$(19,155,280)	$19,155,280	$—	$—

Alternative Dividend

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented		Cash
	of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Purchased Options	$1,945,135	$—	$1,945,135	$—	$—	$1,945,135
Total	$1,945,135	$—	$1,945,135	$—	$—	$1,945,135

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented		Cash
	of Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(10,786,692)	$—	$(10,786,692)	$10,786,692	$—	$—
Total	$(10,786,692)	$—	$(10,786,692)	$10,786,692	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

International Opportunity Bond
				Gross Amounts Not Offset in
				the Statement of Assets &
Assets:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in		Cash
	Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign
Currency Contracts	$276,892	$—	$276,892	$(326,702)	$—	$(49,810)
Futures Contracts	29,679	—	29,679	(29,679)	—	—
Total	$306,571	$—	$306,571	$(356,381)	$—	$(49,810)

				Gross Amounts Not Offset in
				the Statement of Assets &
Liabilities:				Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented		Cash
	Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	$(327,942)	$—	$(327,942)	$276,892	$51,050	$—
Futures Contracts	(34,553)	—	(34,553)	29,679	4,874	—
Total	$(362,495)	$—	$(362,495)	$306,571	$55,924	$—

Appreciation & Income

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(1,455,775)	$—	$(1,455,775)	$1,455,775	$—	$—
Total	$(1,455,775)	$—	$(1,455,775)	$1,455,775	$—	$—

Large Cap Value

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(7,713,963)	$—	$(7,713,963)	$7,713,963	$—	$—
Total	$(7,713,963)	$—	$(7,713,963)	$7,713,963	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

Focused Large Cap Growth

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(24,750,024)	$—	$(24,750,024)	$24,750,024	$—	$—
Total	$(24,750,024)	$—	$(24,750,024)	$24,750,024	$—	$—

International Stock

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(5,883,467)	$—	$(5,883,467)	$5,883,467	$—	$—
Total	$(5,883,467)	$—	$(5,883,467)	$5,883,467	$—	$—

Real Estate Stock

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(7,050,085)	$—	$(7,050,085)	$7,050,085	$—	$—
Total	$(7,050,085)	$—	$(7,050,085)	$7,050,085	$—	$—

Small Cap Value

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(7,373,018)	$—	$(7,373,018)	$7,373,018	$—	$—
Total	$(7,373,018)	$—	$(7,373,018)	$7,373,018	$—	$—

Emerging Markets

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(5,008,391)	$—	$(5,008,391)	$5,008,391	$—	$—
Total	$(5,008,391)	$—	$(5,008,391)	$5,008,391	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

Small Cap Growth

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Liabilities Presented
	of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	$(10,281,521)	$—	$(10,281,521)	$10,281,521	$—	$—
Total	$(10,281,521)	$—	$(10,281,521)	$10,281,521	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date by the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2015 to 2017 and expected to be taken in tax year 2018 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, High-Yield Bond, Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. For Dynamic Macro dividends attributable to earned income, if any, will be declared and paid quarterly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond	0.70% – 1.10%	0.60%	0.10% – 0.50%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution *	0.87% – 1.63%	0.60%	0.22% – 0.98%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
Alternative Dividend	0.95% – 1.55%	0.65%	0.30% - 0.90%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Appreciation & Income	0.85% – 1.25%	0.65%	0.20% – 0.60%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Emerging Markets Stock	0.75% – 1.55%	0.65%	0.10% – 0.90%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%

*	Prior to April, 1, 2018 the Sub-Adviser’s Portion for Monthly Distribution was 0.25%-1.05% and the Management Fee was 0.90%-1.70%

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of High Yield Bond which is in its initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2018.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minim um	Maxim um
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	New fleet Asset Management, LLC	S&P/LSTA Leveraged Loan Index	0.30%	+/- 0.00%	0.10%	0.50%
Corporate/Government Bond	New fleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Monthly Distribution *	Perella Weinberg Partners Capital Management LP	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
Alternative Dividend	Sungarden Fund Management, LLC	Dow Jones Moderately Conservative Index	0.60%	+/- 0.00%	0.30%	0.90%
International Opportunity Bond	Allianz Global Investors	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Appreciation & Income	PENN Capital Management Company, Inc.	Bank of America Merrill Lynch All Convertibles All Qualities Index	0.40%	+/- 0.00%	0.20%	0.60%
Large Cap Value	Rothschild Asset Management, Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings Real Estate Advisers, LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Emerging Markets Stock	Bailard, Inc.	MSCI Emerging Markets Index (Net)	0.50%	+/- 0.00%	0.10%	0.90%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%

*	Effective April 1, 2018, IQ Hedge Market Neutral Total Return Index replaced IQ Hedge Market Neutral Beta Index as the benchmark to the Monthly Distribution Fund. Monthly Distribution Fund, had a Base fee of 0.65%, a Minimum Fee of 0.25%, and a Maximum Fee of 1.05% prior to the change.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. Effective July 1, 2017, for providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 Million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Prior to that date, the top two tiers were paid at 0.05% and 0.03%, respectively. Such fees are subject to an annual minimum of $400,000 in total for the entire trust. Effective July 1, 2017, for providing fund accounting services, GFS received from the Trust a minimum annual fee of $262,500. Prior to that date, GFS received from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.03% on the first $500 million of average net assets and 0.01% on the average net assets over $500 million, subject to an annual minimum of $300,000 in total for the entire Trust. For providing transfer agent services, GFS receives from the Trust minimum annual fee of $200,000. Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), (formerly “Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Individuals from GFS serve as officers for the Trust and receive no additional compensation from the Trust for serving in these roles.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares. In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares. Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the six months ended April 30, 2018, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fess paid indirectly in the Fund’s Statement of Operations and were paid directly by the broker to the Administrator. For the six months ended April 30, 2018, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value – $771, Focused Large Cap Growth - $1,980, and Small Cap Growth - $1,327.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2018 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$102,679,120	$71,728,396	$—	$—
Corporate/Government Bond	17,439,107	30,528,811	25,830,893	31,228,161
Monthly Distribution	658,440,525	597,072,830	—	—
Dynamic Macro	4,425,874	224,283	—	—
High-Yield Bond	65,477,178	68,660,386	—	—
Alternative Dividend	167,857,170	156,767,119
International Opportunity Bond	7,417,770	9,662,987	—	—
Appreciation & Income	12,483,988	11,595,564	—	—
Large Cap Value	17,675,016	14,497,859	—	—
Focused Large Cap Growth	12,876,669	19,128,631	—	—
International Stock	65,803,963	65,631,416	—	—
Real Estate Stock	30,903,027	17,358,404	—	—
Small Cap Value	23,385,151	15,470,110	—	—
Emerging Markets Stock	28,688,407	22,647,799	—	—
Small Cap Growth	27,883,246	29,963,817	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$207,535,769	$1,381,447	$(1,478,566)	$(97,119)
Corporate/Government Bond	61,037,123	393,785	(1,246,368)	(852,583)
Monthly Distribution	306,552,584	5,845,481	(12,469,266)	(6,623,785)
Dynamic Macro	47,453,472	4,770,599	(224,997)	4,545,602
High-Yield Bond	134,114,550	716,300	(2,598,299)	(1,881,999)
Alternative Dividend	73,589,279	2,257,151	(2,488,797)	(231,646)
International Opportunity Bond	33,369,045	1,501,432	(219,314)	1,282,118
Appreciation & Income	19,304,618	1,955,428	(913,189)	1,042,239
Large Cap Value	69,757,130	14,781,020	(1,589,578)	13,191,442
Focused Large Cap Growth	74,242,098	31,730,734	(966,986)	30,763,748
International Stock	106,251,102	17,935,839	(2,201,886)	15,733,953
Real Estate Stock	58,610,578	3,883,895	(1,430,197)	2,453,698
Small Cap Value	43,387,823	3,643,956	(1,644,706)	1,999,250
Emerging Markets Stock	62,984,191	13,013,534	(2,013,427)	11,000,107
Small Cap Growth	40,501,585	5,772,048	(752,027)	5,020,021

6.	SHARES OF BENEFICIAL INTEREST

At April 30, 2018, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2018 and the year ended October 31, 2017, respectively:

For the six months ended April 30, 2018:

		Class N Shares			Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	3,704,543	284,988	(3,023,734)	965,797	578,613	29,161	(193,407)	414,367
Corporate/Government Bond	1,612,933	56,159	(2,723,070)	(1,053,978)	116,317	5,135	(167,480)	(46,028)
Monthly Distribution	1,570,086	128,179	(1,591,884)	106,381	271,821	25,500	(156,964)	140,357
Dynamic Macro	492,899	—	(529,337)	(36,438)	193,269	—	(123,960)	69,309
High-Yield Bond	1,785,691	254,535	(2,784,307)	(744,081)	281,108	25,643	(240,905)	65,846
Alternative Dividend	2,879,490	62,969	(651,605)	2,290,854	40,352	1,712	(4,388)	37,676
International Opportunity Bond	241,405	3,921	(558,075)	(312,749)	82,493	376	(45,347)	37,522
Appreciation & Income	101,886	29,825	(187,634)	(55,923)	117,000	5,494	(82,550)	39,944
Large Cap Value	432,985	70,716	(307,568)	196,133	220,004	11,986	(100,694)	131,296
Focused Large Cap Growth	275,980	27,172	(472,824)	(169,672)	148,212	6,227	(134,866)	19,573
International Stock	472,818	219,814	(519,559)	173,073	256,151	38,097	(165,535)	128,713
Real Estate Stock	915,450	34,637	(168,257)	781,830	185,143	4,939	(58,201)	131,881
Small Cap Value	545,636	144,058	(85,050)	604,644	120,909	27,980	(29,401)	119,488
Emerging Markets Stock	415,492	31,305	(193,835)	252,962	172,350	4,194	(64,438)	112,106
Small Cap Growth	97,825	186,952	(170,408)	114,369	68,020	54,752	(55,355)	67,417

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	138,334	8,961	(95,408)	51,887
Corporate/Government Bond	32,104	2,038	(40,657)	(6,515)
Monthly Distribution	158,790	29,150	(165,551)	22,389
Dynamic Macro	29,918	—	(38,732)	(8,814)
High-Yield Bond	75,957	14,924	(91,405)	(524)
Alternative Dividend	8,160	1,652	(30,568)	(20,756)
International Opportunity Bond	25,003	177	(17,709)	7,471
Appreciation & Income	54,161	4,136	(38,456)	19,841
Large Cap Value	22,985	3,842	(52,017)	(25,190)
Focused Large Cap Growth	24,657	3,483	(51,726)	(23,586)
International Stock	31,471	15,569	(54,603)	(7,563)
Real Estate Stock	22,479	1,286	(23,817)	(52)
Small Cap Value	13,540	18,626	(32,480)	(314)
Emerging Markets Stock	30,334	891	(24,694)	6,531
Small Cap Growth	13,051	32,629	(25,654)	20,026

For the year ended October 31, 2017:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	8,010,681	419,700	(1,955,043)	6,475,338	853,365	44,355	(355,000)	542,720
Corporate/Government Bond	1,842,070	85,632	(836,944)	1,090,758	206,542	8,076	(108,687)	105,931
Monthly Distribution	2,262,648	179,857	(946,529)	1,495,976	422,396	40,821	(615,758)	(152,541)
Dynamic Macro	1,097,676	—	(550,641)	547,035	314,313	—	(108,954)	205,359
High-Yield Bond	4,221,189	428,612	(2,161,863)	2,487,938	504,948	46,113	(412,563)	138,498
Alternative Dividend	1,634,819	120,742	(667,246)	1,088,315	68,558	948	(4,834)	64,672
International Opportunity Bond	1,445,820	28,837	(635,529)	839,128	158,038	2,536	(67,277)	93,297
Appreciation & Income	339,537	63,649	(1,012,783)	(609,597)	104,622	10,468	(207,045)	(91,955)
Large Cap Value	941,746	60,421	(793,604)	208,563	338,329	8,048	(162,665)	183,712
Focused Large Cap Growth	992,721	—	(1,295,302)	(302,581)	290,140	—	(223,561)	66,579
International Stock	882,290	—	(1,261,782)	(379,492)	381,106	—	(217,270)	163,836
Real Estate Stock	878,584	283,995	(367,097)	795,482	209,176	43,353	(383,096)	(130,567)
Small Cap Value	307,514	53,196	(605,265)	(244,555)	183,390	10,926	(196,461)	(2,145)
Emerging Markets Stock	599,965	64,904	(1,092,983)	(428,114)	264,082	8,004	(252,886)	19,200
Small Cap Growth	391,669	—	(874,125)	(482,456)	245,385	—	(265,412)	(20,027)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	374,637	16,324	(220,866)	170,095
Corporate/Government Bond	50,246	3,947	(64,451)	(10,258)
Monthly Distribution	214,747	51,393	(430,722)	(164,582)
Dynamic Macro	40,482	—	(69,122)	(28,640)
High-Yield Bond	153,054	30,290	(199,764)	(16,420)
Alternative Dividend	83,205	3,647	(9,122)	77,730
International Opportunity Bond	52,157	1,484	(38,182)	15,459
Appreciation & Income	25,217	8,202	(117,977)	(84,558)
Large Cap Value	54,566	3,757	(130,182)	(71,859)
Focused Large Cap Growth	122,704	—	(81,646)	41,058
International Stock	64,467	—	(145,232)	(80,765)
Real Estate Stock	30,317	32,299	(81,082)	(18,466)
Small Cap Value	43,831	5,477	(54,878)	(5,570)
Emerging Markets Stock	115,109	3,518	(169,505)	(50,878)
Small Cap Growth	41,644	—	(52,454)	(10,810)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2017 and October 31, 2016 was as follows:

	For the year or period ended October 31, 2017					For the year or period ended October 31, 2016
	Ordinary	Long-Term	Return of	Tax - Exempt		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Income	Total	Income	Capital Gains	Capital	Total
Floating Rate Bond	$4,705,002	$—	$—	$—	$4,705,002	$3,114,657	$—	$—	$3,114,657
Corporate/Government Bond	1,264,680	—	24,527	59,502	1,348,709	1,431,865	—	—	1,431,865
Monthly Distribution	—	—	10,191,212	—	10,191,212	4,038,615	—	5,117,544	9,156,159
Dynamic Macro	—	—	—	—	—	—	—	—	—
High- Yield Bond	4,756,447	—	—	—	4,756,447	4,668,522	—	—	4,668,522
Alternative Dividend	1,715,265	—	33,747	—	1,749,012	—	—	—	—
International Opportunity Bond	—	281,876	—	—	281,876	—	27,741	—	27,741
Appreciation & Income	689,953	—	—	—	689,953	1,690,059	6,372	—	1,696,431
Large Cap Value	953,600	—	—	—	953,600	564,042	14,258,077	—	14,822,119
Focused Large Cap Growth	—	—	—	—	—	—	381,862	—	381,862
International Stock	—	—	—	—	—	43,319	—	—	43,319
Real Estate Stock	1,820,717	3,749,295	—	—	5,570,012	2,119,010	2,657,605	—	4,776,615
Small Cap Value	1,012,034	144,516	—	—	1,156,550	98,604	847,224	—	945,828
Emerging Markets Stock	1,153,950	—	—	—	1,153,950	504,601	—	—	504,601
Small Cap Growth	—	—	—	—	—	911,397	1,784,747	78,354	2,774,498

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, short-term capital gains and fund distributions, and adjustments for non-deductible expenses, book/tax treatment of foreign currency exchange gains (losses), section 305(c) deemed dividend distributions, paydown gains (losses), C Corp return of capital, swap gains (losses), passive foreign investment companies, reclassifications of gains on contingent payment debt securities, real estate investment trusts, partnerships, preferred securities, corporation mergers, the expiration of capital loss carry forwards, and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days resulted in reclassification for the tax year ended October 31, 2017 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Loss)
Floating Rate Bond	$—	$149,011	$(149,011)
Corporate/Government Bond	(24,527)	88,764	(64,237)
Monthly Distribution	(1,808,946)	1,726,908	82,038
Dynamic Macro	(60,063)	(39,391)	99,454
High-Yield Bond	(3,403,542)	—	3,403,542
Alternative Dividend	(33,747)	(23,018)	56,765
International Opportunity Bond	(828,303)	13,179	815,124
Appreciation & Income	—	74,928	(74,928)
Large Cap Value	—	—	—
Focused Large Cap Growth	(455,780)	455,780	—
International Stock	—	(32,916)	32,916
Real Estate Stock	—	(41)	41
Small Cap Value	—	—	—
Emerging Markets Stock	(3,386,845)	(24,310)	3,411,155
Small Cap Growth	—	493,662	(493,662)

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

As of each of the Fund’s tax year-ended October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits
Floating Rate Bond	$169,064	$—	$—	$(2,540,197)	$(1,498)	$269,203	$(2,103,428)
Corporate/Government Bond	—	—	—	(1,837,132)	(843)	836,176	(1,001,799)
Monthly Distribution	—	—	(2,278,367)	(6,616,830)	(254,567)	3,123,506	(6,026,258)
Dynamic Macro	—	—	(202,369)	(3,049,342)	—	5,108,919	1,857,208
High-Yield Bond	5,704	—	—	(5,251,482)	(11,795)	2,221,778	(3,035,795)
Alternative Dividend	—	—	—	(2,479,755)	—	24,396	(2,455,359)
International Opportunity Bond	—	42,099	(118,169)	—	—	543,425	467,355
Appreciation & Income	240,357	—	—	(2,237,265)	—	1,090,675	(906,233)
Large Cap Value	424,909	713,238	—	—	—	13,450,074	14,588,221
Focused Large Cap Growth	—	721,962	(577,046)	—	—	25,597,790	25,742,706
International Stock	1,605,111	3,151,465	—	—	—	16,278,904	21,035,480
Real Estate Stock	95,638	340,203	—	—	—	4,325,960	4,761,801
Small Cap Value	1,586,132	1,584,231	—	—	—	4,385,149	7,555,512
Emerging Markets Stock	521,498	—	—	(2,506,802)	—	13,283,945	11,298,641
Small Cap Growth	1,809,899	3,242,172	—	—	—	6,689,582	11,741,653

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures, dividend payable and swap contracts, and adjustments for section 305(c) deemed dividend distributions, real estate investment trusts, partnerships, preferred securities, passive foreign investment companies, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	$—
Corporate/Government Bond	—
Monthly Distribution	2,278,367
Dynamic Macro	202,369
High-Yield Bond	—
Alternative Dividend	—
International Opportunity Bond	118,169
Appreciation & Income	—
Large Cap Value	—
Focused Large Cap Growth	577,046
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Emerging Markets Stock	—
Small Cap Growth	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

At October 31, 2017, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring		Capital Loss Carry
Fund	Expiring 2019	Short-Term	Long-Term	Total	Forward Expired
Floating Rate Bond	$—	$695,444	$1,844,753	$2,540,197	$—
Corporate/Government Bond	—	518,898	1,318,234	1,837,132	—
Monthly Distribution	—	—	6,616,830	6,616,830	—
Dynamic Macro	152,059	1,709,587	1,187,696	3,049,342	—
High-Yield Bond	—	2,238,943	3,012,539	5,251,482	3,403,542
Alternative Dividend	—	1,597,562	882,193	2,479,755	—
International Opportunity Bond	—	—	—	—	—
Appreciation & Income	—	—	2,237,265	2,237,265	—
Large Cap Value	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	—
International Stock	—	—	—	—	—
Real Estate Stock	—	—	—	—	—
Small Cap Value	—	—	—	—	—
Emerging Markets Stock	351,019	2,155,783	—	2,506,802	3,386,845
Small Cap Growth	—	—	—	—	—

8.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the six months ended April 30, 2018, Corporate/Government Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, International Stock, Small Cap Value, Emerging Markets Stock and Small Cap Growth accessed the line of credit based only on the days borrowed and the average amount of borrowings outstanding were $3,574,833, $4,654,000, $290,857, $5,530,000, $826,429, $31,000, $1,000,000, $887,000, respectively. The interest expense for all of the Funds listed above is immaterial. As of October 31, 2017, all of the Funds listed above had no outstanding borrowings under the Credit Agreement, except for International Stock, which had $390,000 of outstanding borrowings.

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current Market Value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Fund’s Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2018 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2018.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities
	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	Collateral (1)	Investment Income
Floating Rate Bond	$1,700,874	$1,700,874	0.10%
Corporate/Government Bond	5,408,156	5,408,156	0.48%
Monthly Distribution	9,108,889	9,108,889	0.56%
Dynamic Macro	8,189,369	8,189,369	6.94%
High-Yield Bond	18,770,456	18,770,456	1.08%
Alternative Dividend	10,501,784	10,501,784	0.92%
International Opportunity Bond	—	—	0.00%
Appreciation & Income	1,411,022	1,411,022	2.86%
Large Cap Value	7,448,594	7,448,594	18.19%
Focused Large Cap Growth	24,293,722	24,293,722	8.58%
International Stock	5,689,725	5,689,725	0.49%
Real Estate Stock	6,852,942	6,852,942	0.63%
Small Cap Value	7,055,811	7,055,811	2.14%
Emerging Markets Stock	4,891,314	4,891,314	0.84%
Small Cap Growth	10,040,315	10,040,315	27.31%

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Dynamic Macro Fund will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The Trust seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The financial statements of the SPDR S&P 500 ETF Trust, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of April 30, 2018, the percentage of net assets invested in the SPDR S&P 500 ETF Trust was 30.1%.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Meeting of the Board of Trustees Held on December 18-19, 2017

On December 18-19, 2017, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the renewal of the sub-advisory agreements with various sub-advisers for certain Trust series (the “Funds”). The investment advisory agreement and the sub-advisory agreements are collectively referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for renewal include:

Fund	Sub-Advisory Agreement
Dunham Alternative Dividend Fund	Sungarden Fund Management, LLC
Dunham Appreciation & Income Fund	Penn Capital
Dunham Corporate/Government Bond Fund	Newfleet Asset Management, LLC
Dunham Dynamic Macro Fund	Mellon Capital Management
Dunham Emerging Markets Stock Fund	Bailard, Inc.
Dunham Floating Rate Bond Fund	Newfleet Asset Management, LLC
Dunham Focused Large Cap Growth Fund	The Ithaka Group, LLC
Dunham High-Yield Bond Fund	[Not up for renewal]
Dunham International Opportunity Bond Fund	Allianz Global Investors U.S. LLC
Dunham International Stock Fund	Arrowstreet Capital
Dunham Large Cap Value Fund	Rothschild Asset Management
Dunham Monthly Distribution Fund	[Not up for renewal]
Dunham Real Estate Stock Fund	Barings Asset Management Limited
Dunham Small Cap Growth Fund	Pier Capital, LLC
Dunham Small Cap Value Fund	Piermont Capital Management, Inc.

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment advisory agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub-set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, three, five and ten year periods or since a Fund’s inception, as applicable, ended September 30, 2017. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that the Adviser had appropriately reviewed and monitored each sub-adviser’s investment performance.

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. It noted that the Adviser’s fee ranges are reasonably applied based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional). The Board noted that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds and the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser.

The Board also noted:

●	Dunham Alternative Dividend Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Appreciation & Income Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was lower than or in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Monthly Distribution Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the sub-advisory agreement between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed each Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board also noted:

●	Dunham Alternative Dividend Fund: The Board noted that Sungarden Fund Management, LLC (“Sungarden”), has served as the Fund’s sub-adviser only since August 31, 2016. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was below the average return of the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period. However, Sungarden has only managed the Fund for a relatively short period of time. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Sungarden provided were satisfactory.

●	Dunham Appreciation & Income Fund: The Board noted that Penn Capital Management Company, Inc. (“Penn”), has served as the Fund’s sub-adviser since October 1, 2014. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was below the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period and for the three year period. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Penn provided were satisfactory.

●	Dunham Corporate/Government Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since December 10, 2004. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was in-line with or ahead of the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, ten-year period, and since Newfleet commenced serving as sub-adviser to the Fund. The Board concluded that the overall services Newfleet provided were satisfactory, however, the relative underperformance will be under further scrutiny.

●	Dunham Dynamic Macro Fund: The Board noted that Mellon Capital Management (“Mellon”), has served as the Fund’s sub-adviser since October 1, 2014. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was ahead of the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period since Mellon commenced serving as sub-adviser to the Fund. The Board concluded that the services Mellon provided were satisfactory.

●	Dunham Emerging Markets Stock Fund: The Board noted that Bailard, Inc. (“Bailard”), has served as the Fund’s sub-adviser since July 1, 2013. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was ahead of the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, but underperformed the Peer Group, the Morningstar category and the return of the benchmark index since Bailard commenced serving as sub-adviser to the Fund. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Bailard provided were satisfactory.

●	Dunham Floating Rate Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since November 4, 2013. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was lower than the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period and since Newfleet commenced serving as sub-adviser to the Fund. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Focused Large Cap Growth Fund: The Board noted that The Ithaka Group, LLC (“Ithaka”), has served as the Fund’s sub-adviser since December 8, 2011. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was lower than the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, and since-inception period. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Ithaka provided were satisfactory.

●	Dunham High-Yield Bond Fund: The Fund’s sub-advisory agreement is not up for renewal at this time.

●	Dunham International Opportunity Bond Fund: The Board noted that Allianz Global Investors U.S. LLC (“Allianz”), and, formerly Rogge Global Partners PLC before it was merged into Allianz in June 2017, has served as the Fund’s sub-adviser since November 4, 2013. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board considered that the Peer Group contained a limited number of funds. The Board noted that the Fund’s total return was lower than the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period and since-inception period. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Allianz provided were satisfactory.

●	Dunham International Stock Fund: The Board noted that Arrowstreet Capital (“Arrowstreet”), has served as the Fund’s sub-adviser since July 1, 2008. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was higher than or in-line with the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, and since Arrowstreet commenced serving as sub-adviser to the Fund. The Board concluded that the services Arrowstreet provided were satisfactory.

●	Dunham Large Cap Value Fund: The Board noted that Rothschild Management (“Rothschild”), has served as the Fund’s sub-adviser since July 1, 2015. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was lower than the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, and since Rothschild commenced serving as sub-adviser to the Fund. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Rothschild provided were satisfactory.

●	Dunham Monthly Distribution Fund: The Fund’s sub-advisory agreement is not up for renewal at this time.

●	Dunham Real Estate Stock Fund: The Board noted that Barings Asset Management Limited (“Barings”), has served as the Fund’s sub-adviser since May 1, 2012. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was lower than the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, but higher than the Peer Group and the Morningstar category over the five-year period and since Barings commenced serving as sub-adviser to the Fund. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Barings provided were satisfactory.

●	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”), has served as the Fund’s sub-adviser since December 10, 2004. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was higher than or in-line with the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, ten-year period, and since Pier commenced serving as sub-adviser to the Fund. The Board concluded that the services Pier provided were satisfactory.

●	Dunham Small Cap Value Fund: The Board noted that Piermont Capital Management, Inc. (“Piermont”), has served as the Fund’s sub-adviser since July 1, 2013. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was higher than or in-line with the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period, five-year period, and since Piermont commenced serving as sub-adviser to the Fund. The Board concluded that the services Piermont provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub- adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/17	4/30/18	Period*	4/30/18	Period*
Class N:
Floating Rate Bond Fund	1.08%	$1,000.00	$1,014.50	$ 5.39	$1,019.44	$ 5.41
Corporate/Government Bond Fund	1.19%	$1,000.00	$ 976.80	$ 5.83	$1,018.89	$ 5.96
Monthly Distribution Fund	1.15%	$1,000.00	$ 978.00	$ 5.64	$1,019.09	$ 5.76
Dynamic Macro Fund	2.10%	$1,000.00	$ 969.50	$ 10.25	$1,014.38	$ 10.49
High-Yield Bond Fund	1.11%	$1,000.00	$ 989.00	$ 5.47	$1,019.29	$ 5.56
Alternative Dividend Fund	1.28%	$1,000.00	$1,035.20	$ 6.46	$1,018.45	$ 6.41
International Opportunity Bond Fund	1.46%	$1,000.00	$1,026.90	$ 7.35	$1,017.54	$ 7.32
Appreciation & Income Fund	1.38%	$1,000.00	$1,020.40	$ 6.91	$1,017.95	$ 6.90
Large Cap Value Fund	1.42%	$1,000.00	$1,027.00	$ 7.14	$1,017.75	$ 7.10
Focused Large Cap Growth Fund	1.23%	$1,000.00	$1,112.50	$ 6.44	$1,018.70	$ 6.16
International Stock Fund	1.57%	$1,000.00	$1,042.30	$ 7.95	$1,017.01	$ 7.85
Real Estate Stock Fund	1.18%	$1,000.00	$ 959.60	$ 5.73	$1,018.94	$ 5.91
Small Cap Value Fund	1.75%	$1,000.00	$ 996.70	$ 8.66	$1,016.12	$ 8.75
Emerging Markets Stock Fund	1.25%	$1,000.00	$1,010.70	$ 6.23	$1,018.60	$ 6.26
Small Cap Growth Fund	1.98%	$1,000.00	$1,086.40	$ 10.24	$1,014.98	$ 9.89
Class A:
Floating Rate Bond Fund	1.33%	$1,000.00	$1,013.30	$ 6.64	$1,018.20	$ 6.66
Corporate/Government Bond Fund	1.44%	$1,000.00	$ 975.60	$ 7.05	$1,017.65	$ 7.20
Monthly Distribution Fund	1.43%	$1,000.00	$ 976.80	$ 7.01	$1,017.70	$ 7.15
Dynamic Macro Fund	2.35%	$1,000.00	$ 969.40	$ 11.48	$1,013.14	$11.73
High-Yield Bond Fund	1.36%	$1,000.00	$ 987.90	$ 6.70	$1,018.05	$ 6.80
Alternative Dividend Fund	1.54%	$1,000.00	$1,034.20	$ 7.77	$1,017.16	$ 7.70
International Opportunity Bond Fund	1.71%	$1,000.00	$1,026.00	$ 8.60	$1,016.30	$ 8.56
Appreciation & Income Fund	1.63%	$1,000.00	$1,019.20	$ 8.16	$1,016.71	$ 8.15
Large Cap Value Fund	1.67%	$1,000.00	$1,025.80	$ 8.39	$1,016.51	$ 8.35
Focused Large Cap Growth Fund	1.48%	$1,000.00	$1,111.00	$ 7.75	$1,017.46	$ 7.40
International Stock Fund	1.82%	$1,000.00	$1,040.60	$ 9.22	$1,015.75	$ 9.11
Real Estate Stock Fund	1.43%	$1,000.00	$ 958.00	$ 6.94	$1,017.70	$ 7.15
Small Cap Value Fund	2.00%	$1,000.00	$ 955.60	$ 9.90	$1,014.88	$ 9.99
Emerging Markets Stock Fund	1.50%	$1,000.00	$1,009.30	$ 7.47	$1,017.36	$ 7.50
Small Cap Growth Fund	2.23%	$1,000.00	$1,085.40	$ 11.53	$1,013.74	$ 11.13

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	11/1/17	4/30/18	Period*	4/30/18	Period*
Class C:
Floating Rate Bond Fund	1.83%	$1,000.00	$1,011.90	$ 9.13	$1,015.72	$ 9.15
Corporate/Government Bond Fund	1.95%	$1,000.00	$ 973.10	$ 9.54	$1,015.12	$ 9.74
Monthly Distribution Fund	2.18%	$1,000.00	$ 973.20	$10.67	$1,013.98	$10.89
Dynamic Macro Fund	3.10%	$1,000.00	$ 965.10	$15.10	$1,009.42	$15.45
High-Yield Bond Fund	1.86%	$1,000.00	$ 986.50	$ 9.16	$1,015.57	$ 9.30
Alternative Dividend Fund	2.29%	$1,000.00	$1,029.80	$11.53	$1,013.44	$11.43
International Opportunity Bond Fund	2.21%	$1,000.00	$1,023.20	$11.07	$1,013.85	$11.02
Appreciation & Income Fund	2.38%	$1,000.00	$1,015.70	$11.89	$1,012.99	$11.88
Large Cap Value Fund	2.42%	$1,000.00	$1,022.00	$12.13	$1,012.79	$12.08
Focused Large Cap Growth Fund	2.23%	$1,000.00	$1,106.60	$11.65	$1,013.74	$11.13
International Stock Fund	2.56%	$1,000.00	$1,036.80	$12.94	$1,012.08	$12.79
Real Estate Stock Fund	2.18%	$1,000.00	$ 954.50	$10.56	$1,013.98	$10.89
Small Cap Value Fund	2.77%	$1,000.00	$ 992.30	$13.68	$1,011.06	$13.81
Emerging Markets Stock Fund	2.25%	$1,000.00	$1,005.90	$11.19	$1,013.64	$11.23
Small Cap Growth Fund	2.98%	$1,000.00	$1,080.80	$15.37	$1,010.02	$14.85

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2018).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/6/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/6/2018

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/6/2018